                                                    Registration Nos. 333-141045
                                                                       811-22024

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 14

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 32

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                 20 Guest Street Brighton, Massachusetts 02135
                           Telephone: (508) 460-2400
              (Address of Depositor's Principal Executive Office)

                               Sarah M. Patterson
      Managing Director, Associate General Counsel and Assistant Secretary
                Commonwealth Annuity and Life Insurance Company
                 20 Guest Street Brighton, Massachusetts 02135
                           Telephone: (860) 325-1538
               (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2019 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) (1) of Rule 485
/ / on (date) pursuant to paragraph (a) (1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f 2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2018 was filed before March 30, 2019.

                               PROSPECTUS FOR
                FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED
                              ANNUITY CONTRACTS
             --------------------



                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
             --------------------



                    CWA VA ADVANTAGE IV VARIABLE ANNUITY
                                  ISSUED BY
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                 HOME OFFICE:                              SERVICE CENTER MAILING ADDRESS:
                20 Guest Street                                    P.O. Box 758550
              Brighton, MA 02135                              Topeka, Kansas 66675-8550
                1-866-297-7531                                     1-800-457-8803

This Prospectus describes flexible premium fixed and variable deferred annuity contracts (the "Contract") issued by Commonwealth Annuity and Life Insurance Company ("we" "Company" or "Commonwealth Annuity"). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. This Prospectus describes both Qualified Contracts and Non-Qualified Contracts, and the Contract may be purchased by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. INVESTING IN THE CONTRACT INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF SOME OR ALL of your investment. Replacing your existing annuity or life insurance policy with the Contract may not be to your advantage. In order for a Contract to be issued, the application for the Contract, any other necessary information necessary to establish a Contract, and the initial purchase payment must be received at our Service Center before any proposed Owner or any proposed Annuitant has attained age 80.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. YOU SHOULD READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. WE HAVE FILED A STATEMENT OF ADDITIONAL INFORMATION ("SAI") WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CURRENT SAI HAS THE SAME DATE AS THIS PROSPECTUS AND IS INCORPORATED BY REFERENCE IN THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY WRITING US AT OUR SERVICE CENTER OR CALLING 1-800-457-8803. A TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 3 OF THIS PROSPECTUS. YOU MAY ALSO FIND THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                       PROSPECTUS DATED MAY 1, 2019

You may allocate Purchase Payments and/or transfer Contract Value to the Fixed Account or to one or more of the variable Investment Options, each of which is a Subaccount of the Commonwealth Annuity Separate Account A. Currently, you may choose among Subaccounts that invest in the following Insurance Funds (certain funds may not be available in all states):


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE
SHARES)                                              CLASS 2)
- Goldman Sachs Core Fixed Income Fund               - Fidelity VIP Freedom 2035 Portfolio
- Goldman Sachs Equity Index Fund                    - Fidelity VIP Freedom 2040 Portfolio
- Goldman Sachs Global Trends Allocation Fund        - Fidelity VIP Freedom 2045 Portfolio
- Goldman Sachs Government Money Market              - Fidelity VIP Freedom 2050 Portfolio
  Fund                                               - Fidelity VIP Growth Opportunities Portfolio
- Goldman Sachs Growth Opportunities Fund            - Fidelity VIP Index 500 Portfolio
- Goldman Sachs High Quality Floating Rate           - Fidelity VIP Mid Cap Portfolio
  Fund                                               - Fidelity VIP Overseas Portfolio
- Goldman Sachs International Equity Insights        - Fidelity VIP Strategic Income Portfolio
  Fund                                               FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
- Goldman Sachs Large Cap Value Fund                 TRUST (CLASS 2)
- Goldman Sachs Mid Cap Value Fund                   - Franklin Income VIP Fund
- Goldman Sachs Small Cap Equity Insights Fund       - Franklin Mutual Global Discovery VIP Fund
- Goldman Sachs Strategic Growth Fund                - Franklin Mutual Shares VIP Fund
- Goldman Sachs U.S. Equity Insights Fund            - Franklin Small Cap Value VIP Fund
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE       - Templeton Growth VIP Fund
INSURANCE FUNDS) (SERIES II SHARES)                  JANUS ASPEN SERIES (SERVICE SHARES)
- Invesco V.I. American Franchise Fund               - Janus Henderson Enterprise Portfolio
- Invesco V.I. Core Equity Fund                      - Janus Henderson Forty Portfolio
- Invesco V.I. Health Care Fund                      - Janus Henderson Mid Cap Value Portfolio
- Invesco V.I. Mid Cap Core Equity Fund              MFS(R) VARIABLE INSURANCE TRUST (SERVICE CLASS)
AB VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)     - MFS(R) New Discovery Series
- AB VPS Intermediate Bond Portfolio                 - MFS(R) Utilities Series
- AB VPS International Value Portfolio               OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE
- AB VPS Small Cap Growth Portfolio(1)               SHARES)
- AB VPS Small/Mid Cap Value Portfolio               - Oppenheimer Conservative Balanced Fund/VA(2)
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE  - Oppenheimer Global Fund/VA(3)
CLASS 2)                                             - Oppenheimer Global Strategic Income
- Fidelity VIP Contrafund(R) Portfolio                 Fund/VA(4)
- Fidelity VIP Disciplined Small Cap Portfolio       - Oppenheimer Main Street Small Cap
- Fidelity VIP Equity-Income Portfolio                 Fund(R)/VA(5)
- Fidelity VIP Freedom Income Portfolio              PIONEER VARIABLE CONTRACTS TRUST (CLASS I)
- Fidelity VIP Freedom 2005 Portfolio                - Pioneer Select Mid Cap Growth VCT Portfolio
- Fidelity VIP Freedom 2010 Portfolio                PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
- Fidelity VIP Freedom 2015 Portfolio                - Pioneer Mid Cap Value VCT Portfolio
- Fidelity VIP Freedom 2020 Portfolio
- Fidelity VIP Freedom 2025 Portfolio
- Fidelity VIP Freedom 2030 Portfolio



---------------------
(1) Effective January 31, 2013, the AB VPS Small Cap Growth Portfolio was closed to new money.


(2) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.


(3) On or about the close of business on May 24, 2019, the Oppenheimer Global Fund/VA will merge into the Invesco Oppenheimer V.I. Global Fund.


(4) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.


(5) On or about the close of business on May 24, 2019, the Oppenheimer Main Street Small Cap Fund(R)/VA will merge into the Invesco Oppenheimer V.I. Main Street Small Cap Fund.

In addition, Qualified Contracts also may choose among Subaccounts that invest in the following Publicly-Available Funds:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)


     -  Goldman Sachs Dynamic Global Equity Fund (Class A)*


     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs International Real Estate Securities Fund (Class A)

     -  Goldman Sachs Real Estate Securities Fund (Class A)

     -  Goldman Sachs Technology Opportunities Fund (Class A)


--------------------------
* Name change effective March 1, 2019. Formerly known as Goldman Sachs Equity Growth Strategy Portfolio.


Many of the Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

NOTE: If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments and transfer Contract Value. You may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

     -  Goldman Sachs Balanced Strategy Portfolio (Class A)

     -  Goldman Sachs Growth and Income Strategy Portfolio (Class A)

     -  Goldman Sachs Growth Strategy Portfolio (Class A)

     -  Goldman Sachs Government Money Market Fund (Service Shares)

If you elected the GLWB Rider, you may not allocate any portion of your Purchase Payments or Contract Value to any Investment Option not listed above. You may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. We reserve the right to impose additional restrictions on Investment Options at any time. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

You may contact our Service Office at 1-800-457-8803 to request prospectuses for any of the underlying funds that are available as investment options under your Contract.

                              TABLE OF CONTENTS


                                                                                                  PAGE
                                                                                                  ----
DEFINITIONS......................................................................................    4
SUMMARY OF EXPENSES..............................................................................    7
DISTRIBUTION COSTS...............................................................................   10
SUMMARY..........................................................................................   11
COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS.........................................   14
THE CONTRACTS....................................................................................   25
   A.  GENERAL INFORMATION.......................................................................   25
       1.  Purchase Payments.....................................................................   25
       2.  Free Look Period......................................................................   26
       3.  Owners, Annuitants, and Beneficiaries.................................................   26
       4.  Assignment............................................................................   27
   B.  THE ACCUMULATION PERIOD...................................................................   28
       1.  Application of Purchase Payments......................................................   28
       2.  Accumulation Unit Value...............................................................   29
       3.  Contract Value........................................................................   29
       4.  Transfers During The Accumulation Period..............................................   30
       5.  Disruptive Trading....................................................................   31
       6.  Withdrawals and Surrenders During The Accumulation Period.............................   33
       7.  Death Benefits........................................................................   34
       8.  No Withdrawal Charge Rider............................................................   38
       9.  Loans.................................................................................   39
       10. Telephone and Facsimile Transactions..................................................   40
CONTRACT CHARGES AND EXPENSES....................................................................   41
   A.  ASSET-BASED CHARGES.......................................................................   41
   B.  CONTRACT FEE..............................................................................   42
   C.  WITHDRAWAL CHARGE.........................................................................   42
   D.  COMMUTATION CHARGE........................................................................   48
   E.  INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.............................................   49
   F.  STATE PREMIUM TAXES.......................................................................   49
   G.  REDUCTION OR ELIMINATION OF CERTAIN CHARGES...............................................   49
THE ANNUITY PERIOD...............................................................................   51
PAYMENTS TO CONTRACT OWNERS......................................................................   57
FEDERAL TAX MATTERS..............................................................................   58
   A.  INTRODUCTION..............................................................................   58
   B.  OUR TAX STATUS............................................................................   58
   C.  TAXATION OF ANNUITIES IN GENERAL..........................................................   58
   D.  QUALIFIED PLANS...........................................................................   62
   E.  FEDERAL INCOME TAX WITHHOLDING............................................................   65
   F.  OTHER TAX ISSUES..........................................................................   65
   G.  SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS..........................................   66
DISTRIBUTION OF CONTRACTS........................................................................   68
VOTING RIGHTS....................................................................................   69
REPORTS TO CONTRACT OWNERS AND INQUIRIES.........................................................   69
DOLLAR COST AVERAGING............................................................................   70
AUTOMATIC ASSET REBALANCING......................................................................   71
SYSTEMATIC WITHDRAWAL PLAN.......................................................................   71
SPECIAL CONSIDERATIONS...........................................................................   72
LEGAL PROCEEDINGS................................................................................   72
FINANCIAL STATEMENTS.............................................................................   72

                                                                                    PAGE
                                                                                    ----
APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT...............................  A-1
APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
  DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA
  DISCLOSURE STATEMENT.............................................................  B-1
APPENDIX C--CONDENSED FINANCIAL INFORMATION........................................  C-1
APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER..................  D-1

           TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY....................................................    2
SERVICES TO THE SEPARATE ACCOUNT...................................................    2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................................    3
EXPERTS............................................................................    3
FINANCIAL STATEMENTS...............................................................    3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE
  COMPANY AND SEPARATE ACCOUNT A...................................................  F-1

                                 DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

ACCUMULATION PERIOD:    The period between the Date of Issue of a Contract and
the Annuity Date.

ACCUMULATION UNIT:    A unit of measurement used to determine the value of each
Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

ANNUITANT:    The person(s) during whose lifetime the annuity is to be paid.
When two people are named as joint Annuitants, the term "Annuitant" means the joint Annuitants or the survivor.

ANNUITY DATE:    The Valuation Date on which annuity payments are to commence.
Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday.

ANNUITY OPTION:    One of several forms in which annuity payments can be
made.

ANNUITY PERIOD:    The period starting on the Annuity Date during which we make annuity payments to you.

ANNUITY UNIT:    A unit of measurement used to determine the amount of Variable
Annuity payments after the first payment.

BENEFICIARY:    The person designated to receive any benefits under a Contract upon your death. (see Primary Beneficiary and Contingent Beneficiary).

CODE:    The Internal Revenue Code of 1986, as amended.

COMPANY ("WE", "US", "OUR", "COMMONWEALTH ANNUITY"):    Commonwealth Annuity
and Life Insurance Company.

CONTINGENT BENEFICIARY:    The person designated to receive any benefits under
a Contract upon your death should all Primary Beneficiaries predecease you. In the event that a Contingent Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, the benefits will be paid to your estate (see Beneficiary and Primary Beneficiary).

CONTRACT:    A Flexible Premium Fixed and Variable Deferred Annuity Contract.

CONTRACT ANNIVERSARY:    The same date each year as the Date of Issue. If there
is no Valuation Date in a year that coincides with the Date of Issue, the Contract Anniversary is the next Valuation Date.

CONTRACT VALUE:    The sum of your Fixed Account Contract Value and Separate
Account Contract Value.

CONTRACT YEAR:    A period of twelve consecutive months starting on the Date of
Issue or on any Contract Anniversary.

CONTRIBUTION YEAR:    Each Contract Year in which a Purchase Payment is made
and each later year measured from the start of the Contract Year when the Purchase Payment was made. We only refer to Contribution Years for purposes of calculating the withdrawal charge. For example, if you make an initial Purchase Payment of $15,000 and then during the fourth Contract Year you make an additional Purchase Payment of $10,000, the fifth Contract Year will be the fifth Contribution Year with respect to the initial Purchase Payment (and earnings attributable to that Purchase Payment) and the second Contribution Year with respect to the $10,000 Purchase Payment (and earnings attributable to that Purchase Payment).

DATE OF ISSUE:    The date on which the first Contract Year commences.

DEBT:    The principal of any outstanding loan from the Fixed Account Contract
Value, plus any accrued interest.

FIXED ACCOUNT:    A portion of a Contract that is supported by the assets of our General Account. We guarantee a minimum rate of interest on Purchase Payments allocated and Contract Value transferred to the Fixed Account.

FIXED ACCOUNT CONTRACT VALUE:    The value of your interest in the Fixed
Account.

FIXED ANNUITY:    An annuity under which we guarantee the amount of each
annuity payment; it does not vary with the investment experience of a Subaccount.

FREE WITHDRAWAL AMOUNT:    The guaranteed amount you may withdraw each Contract
Year without incurring a withdrawal charge.

FUND OR FUNDS:    An investment company or separate series thereof, in which
Subaccounts of the Separate Account invest.

GENERAL ACCOUNT:    All our assets other than those allocated to any legally
segregated separate account.

INVESTMENT OPTION:    The Subaccounts and the Fixed Account available under the
Contract for allocation of Purchase Payments and/or transfers of Contract
Value.

MONTHIVERSARY:    The same date each month as the Date of Issue. If the Date of
Issue falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the Monthiversary will be the last date of that month. If there is no Valuation Date in the calendar month that coincides with the Date of Issue, the Monthiversary is the next Valuation Date.

NON-QUALIFIED CONTRACT:    A Contract which does not receive favorable tax
treatment under Section 401, 403, 408, 408A or 457 of the Code.

OWNER ("CONTRACT OWNER", "YOU", "YOUR", "YOURS"):    The person designated in
the Contract as having the privileges of Ownership. The Contract may be owned by natural persons, or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. When two people are named as joint Owners, the term "Owner" means the joint Owners or the survivor. Joint Owners are not permitted if the Contract is owned by a non-natural person.

PRIMARY BENEFICIARY:    The person designated to receive any benefits under a
Contract upon your death. In the event that a Primary Beneficiary predeceases you, the benefits will be distributed pro rata to the surviving Primary Beneficiaries. In the event that all Primary Beneficiaries predecease you, proceeds will be paid to the surviving Contingent Beneficiaries (see Beneficiary and Contingent Beneficiary).

PURCHASE PAYMENTS:    The dollar amount we receive in U.S. currency to buy the
benefits the Contract provides.

QUALIFIED CONTRACT:    A Contract issued in connection with a retirement plan
which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

SEPARATE ACCOUNT:    Commonwealth Annuity Separate Account A.

SEPARATE ACCOUNT CONTRACT VALUE:    The sum of your interests in the
Subaccount(s).

SERVICE CENTER:    Se(2), LLC (an affiliate of Security Distributors, Inc.) and its affiliates (collectively, "se(2)") provide administrative, accounting, and other services to the Company. The principal administrative offices of se(2) are located at One Security Benefit Place, Topeka, KS 66675, telephone 1-800-457-8803.

SUBACCOUNTS:    The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Fund.

VALUATION DATE:    Each day when the New York Stock Exchange is open for
trading. The close of business on each Valuation Date is generally 3:00 p.m. Central time.

VALUATION PERIOD:    The interval of time between two consecutive Valuation
Dates.

VARIABLE ANNUITY:    An annuity with payments varying in amount in accordance
with the investment experience of the Subaccount(s) in which you have an interest.

WITHDRAWAL VALUE:    The amount you will receive upon full surrender or the
amount applied upon annuitization of the Contract. It is equal to the Contract Value minus Debt, any applicable withdrawal charge, premium taxes, and minus any applicable contract fee and pro rata portion of the GLWB Rider charge (if you purchased the GLWB rider prior to its discontinuance on June 1, 2009). Federal and state income taxes and penalty taxes also may reduce the amount you receive if you surrender the Contract.

                             SUMMARY OF EXPENSES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE AMONG INVESTMENT OPTIONS.


                   CONTRACT OWNER TRANSACTION EXPENSES(1)

         Sales Load Imposed on Purchase Payments..................            None

         Maximum Withdrawal Charge(2)
           (as a percentage of Purchase Payments (and earnings
           attributable to Purchase Payments) withdrawn,
           surrendered, or annuitized):...........................             6%

         Qualified Plan Loan Interest Rate Charged(3).............            5.50%

         State Premium Taxes(4)...................................         0% to 3.50%


           -------------------
           (1) During the Annuity Period, we deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining annuity payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant; or 2) any remaining annuity payments under Annuity Option 1. Please see "COMMUTATION CHARGE."

           (2) In certain circumstances we may reduce or waive the withdrawal charge. In addition, a Contract Owner may withdraw the Free Withdrawal Amount each Contract Year without incurring a withdrawal charge. If you withdraw more than the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. We impose a withdrawal charge on the withdrawal of each Purchase Payment (and earnings attributable to that Purchase Payment) made within the previous 6 Contribution Years, as follows:

              CONTRIBUTION YEAR                                     WITHDRAWAL CHARGE
              ----------------------------------------------------  -----------------
              First...............................................                 6%
              Second..............................................                 5%
              Third...............................................                 4%
              Fourth..............................................                 3%
              Fifth...............................................                 2%
              Sixth...............................................                 1%
              Seventh +...........................................                 0%

               Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments in the chronological order in which they were received. For more information on the withdrawal charge, including an example of how we calculate the withdrawal charge, see "WITHDRAWAL CHARGE."

           (3) Loans are only available under certain qualified plans. The loan interest rate charged varies if the plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). For such plans, the loan interest rate charged is based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates, rounded to the nearest 0.25%. While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate (See "LOANS").

           (4) For a discussion of state premium taxes, please see "STATE PREMIUM TAXES"

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.


                              PERIODIC EXPENSES


          ANNUAL CONTRACT FEE (DEDUCTED FROM CONTRACT VALUE)(5)...........................  $30.00

          Separate Account Annual Expenses (as a percentage of Separate Account
            Contract Value)
               Mortality and Expense Risk Charge..........................................    1.15%
               Administration Charge......................................................    0.15%
                                                                                            --------
               Total Separate Account Annual Expenses without the Step-Up Death
                 Benefit Rider............................................................    1.30%
                                                                                            --------
               Optional Step-Up Death Benefit Rider Charge(6).............................    0.20%
                                                                                            --------
               Total Separate Account Annual Expenses including Step-Up Death
                 Benefit Rider............................................................    1.50%
                                                                                            ========
          ADDITIONAL RIDER CHARGES:
          Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider (as a percentage of the Lifetime Income Base):
            GLWB Plus For One(7)
               Maximum Charge:............................................................    1.00%
               Current Charge:............................................................    0.50%
            GLWB Plus For Two(8)
               Maximum Charge:............................................................    1.50%
               Current Charge:............................................................    0.75%
               No Withdrawal Charge Rider (as a percentage of Contract Value).............    0.35%


           ----------------
           (5) We will waive this fee for Contracts with Contract Value of $50,000 or more as of the Valuation Date we would otherwise deduct the fee. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

           (6) The Optional Step-Up Death Benefit Rider Charge does not apply to amounts allocated to the Fixed Account.

           (7) We reserve the right to increase the charge to a maximum of 1.00% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

           (8) We reserve the right to increase the charge to a maximum of 1.50% on an annual basis if we Step-Up the Lifetime Income Base to equal the Contract Value. We discontinued offering the GLWB Rider on June 1, 2009. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

                       ANNUAL FUND OPERATING EXPENSES


THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2018 THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CURRENT AND FUTURE EXPENSES COULD BE HIGHER OR LOWER THAN THOSE SHOWN IN THE FOLLOWING TABLE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.




TOTAL ANNUAL FUND OPERATING EXPENSES                      MINIMUM                            MAXIMUM
----------------------------------------       ----------------------------       ---------------------------
Expenses that are deducted from Fund             Annual charge of 0.35% of          Annual charge of 1.73% of
assets, including management fees,               average daily net assets           average daily net assets
distribution and/or service (12b-1)
fees and other expenses.


THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


                                   EXAMPLE

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES.


WITH GLWB RIDER

EXAMPLE I.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that you elected the Step-Up Death Benefit Rider, the No Withdrawal Charge Rider, and the GLWB Plus For Two Rider prior to its discontinuance on June 1, 2009 (at the maximum charge). If these features were not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $459    $1,392   $2,343    $4,794


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $459    $1,392   $2,343    $4,794


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $459    $1,392   $2,343    $4,794


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $459    $1,392   $2,343    $4,794


WITHOUT GLWB RIDER

EXAMPLE II.    This Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the Step-Up Death Benefit Rider If this feature is not elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee (at the maximum charge) waivers or expense reimbursements. If these arrangements were considered, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $898    $1,440   $1,991    $3,717


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 2, 3, 4, OR 5, OR UNDER ANNUITY OPTION 1 FOR A PERIOD OF 10 YEARS OF MORE:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $350    $1,065   $1,798    $3,717


IF YOU ANNUITIZE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD UNDER ANNUITY OPTION 1 FOR A PERIOD OF LESS THAN 10 YEARS:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $898    $1,440   $1,991    $3,717


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



                                  1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                  ------   -------  -------  --------
                                   $350    $1,065   $1,798    $3,717


                                    * * *

The fee table and Examples should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example assume no transfers were made and do not include the deduction of state premium taxes, which may be assessed before or upon surrender or annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.


                             DISTRIBUTION COSTS

For information concerning the compensation we pay for sales of the Contract, see "DISTRIBUTION OF CONTRACTS."

                                   SUMMARY

The summary does not contain all information that may be important. Please read the entire Prospectus and the Contract before deciding to invest. States may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. Although there may be state variations to the Contract, this prospectus discloses all the material features and benefits under the Contract.

                                    * * *

Note: Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. For more information about the GLWB Rider, see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

The Contract provides for tax-deferred investments and annuity benefits. Both Qualified Contracts and Non-Qualified Contracts are described in this Prospectus. Currently, the Contracts may be purchased in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. The Contracts are also available in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans. A Contract purchased in connection with a qualified plan does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See "FEDERAL TAX MATTERS", "TAXATION OF ANNUITIES IN GENERAL" and "QUALIFIED PLANS") Therefore, the tax deferral provided by the Contract is not necessary for Contracts used in qualified plans, so for such plans the Contract should be purchased for other features and benefits, such as the Fixed Account's minimum interest rate guarantee, the standard death benefit, the Step-Up Death Benefit Rider, or the Annuity Options.

You may make Purchase Payments under the Contract, subject to certain minimum limitations and other restrictions. You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as Individual Retirement Annuities ("IRAs") by authorizing us to draw on your account via check or electronic debit ("Pre-Authorized Checking ("PAC") Agreement"). (See "PURCHASE PAYMENTS") We do not deduct a sales charge from any Purchase Payment.

We provide for variable accumulations and benefits for amounts allocated to one or more Subaccounts selected by you. Each Subaccount invests in a corresponding Fund. (See "THE FUNDS") Purchase Payments and Contract Value allocated to the Separate Account will vary with the investment performance of the Funds you select. We also provide for fixed accumulations and benefits for amounts allocated to the Fixed Account. We credit Purchase Payments and Contract Value allocated to the Fixed Account with interest daily at a rate periodically declared by us at our discretion, but not less than the minimum guaranteed rate. (See "APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT") The investment risk under the Contract is borne by you, except to the extent that Purchase Payments and Contract Value are allocated to the Fixed Account and are therefore guaranteed to earn at least the minimum guaranteed rate.

You have the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the "free look" period, also include a letter instructing us to cancel the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In the states that require the return of Purchase Payments, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. In addition, a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities (although for such Contracts, if the amount returned would be less than the Contract Value we will return the Contract Value). (See "FREE LOOK PERIOD").

Transfers among Subaccounts are permitted before and after the Annuity Date, if allowed by your qualified plan and subject to limitations. Restrictions apply to transfers into and out of the Fixed Account. (See "TRANSFERS DURING THE ACCUMULATION PERIOD" and "TRANSFERS DURING THE ANNUITY PERIOD") We offer Automatic Asset Rebalancing, Dollar Cost Averaging, and a Systematic Withdrawal Plan. (See "AUTOMATIC ASSET REBALANCING," "DOLLAR COST AVERAGING," and "SYSTEMATIC WITHDRAWAL PLAN").

You may make partial withdrawals from the Contract or surrender the Contract, subject to certain restrictions. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD") You may withdraw up to the Free Withdrawal Amount in any Contract Year without assessment of a withdrawal charge. If you withdraw an amount in excess of the Free Withdrawal Amount, the excess may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. The withdrawal charge is assessed as a percentage of each Purchase Payment and earnings attributable to that Purchase Payment withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. The withdrawal charge starts at 6% in the first Contribution Year and reduces each subsequent Contribution Year. We do not assess a withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We also may apply a withdrawal charge upon annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. (See "WITHDRAWAL CHARGE") A No Withdrawal Charge Rider is available for an additional fee under Qualified Contracts (other than IRA or Roth IRA contracts). If you elect the No Withdrawal Charge Rider, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

Withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. (See "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD" and "FEDERAL TAX MATTERS").

In addition to the withdrawal charge, we assess a mortality and expense risk charge, an administration charge, a contract fee, and applicable premium taxes. (See "CONTRACT CHARGES AND EXPENSES") We also charge for the Step-Up Death Benefit Rider (see "DEATH BENEFITS"), the GLWB Rider (see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER, if applicable. The Funds will incur certain management fees and other expenses. (See "SUMMARY OF EXPENSES," "INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES," and the Funds' prospectuses.) We may assess a commutation charge during the Annuity Period when calculating lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and, for Annuity Option 1, upon election to cancel remaining payments. (See "ANNUITY PERIOD--ANNUITY
OPTIONS").

If you die before the Annuity Date, we will pay the Beneficiary a death benefit. We also offer for an additional charge the Step-Up Death Benefit Rider, which provides an optional enhanced death benefit if certain conditions are met. See ("DEATH BENEFITS").

Certain provisions of the Contract may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

You can generally exchange all or a portion of one annuity contract for another, or a life insurance policy for an annuity contract, in a "tax-free exchange' under Section 1035 of the Code. If you are thinking about a 1035 exchange, you should compare the old contract and the Contract described in this Prospectus carefully. If you exchange another contract for the Contract described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, AND there will be a new withdrawal charge period for the Contract. Also, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for the Contract described in this Prospectus unless you determine, after knowing all the facts, that the exchange is in your best interest (the person selling you the Contract will generally earn a commission if you buy the Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

We offer other variable annuity contracts that have different policy features. However, these other contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact our Service Center or your agent.

                                    * * *

          COMMONWEALTH ANNUITY, THE SEPARATE ACCOUNT AND THE FUNDS

THE COMPANY.    Unless otherwise specified, any reference to the "Company"
refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"). The Company's Principal Office is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400.

The Company is a life insurance company organized under the laws of Delaware in July 1974. Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company. Prior to December 30, 2005, the Company was an indirect wholly-owned subsidiary of The Hanover Insurance Group ("THG"). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective September 1, 2006, the Company changed its name from Allmerica Financial Life Insurance and Annuity Company to Commonwealth Annuity and Life Insurance Company. Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, which is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited.

The Company also originates assets through reinsurance transactions. The Company provides reinsurance solutions to meet the strategic, risk management and capital goals of retirement and life insurance companies. In order to generate reinsurance opportunities, employees supporting this origination channel target over 50 retirement and life insurance companies that management believes may seek to transact in the reinsurance market.

The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with se(2), LLC ("se(2)"), 5801 SW 6th Avenue, Topeka, KS, 66636, whereby se(2) provides certain business process outsourcing services with respect to the Contracts. se(2) may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2017, consisted of the following: Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606; DST Systems, Inc. (FANmail/Vision, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Iron Mountain Information Management, LLC (file storage and document destruction) located at 11741 Missouri Bottom Road, Hazelwood, MO 63042; NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back up tapes storage) located at 1540 N.W. Gage Boulevard, No. 6, Topeka, KS 66618; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Road, Suite 100, Omaha, NE 68114; Venio LLC, d/b/a Keane (lost shareholder searches) located at PO Box 1508, Southeastern, PA 19399-1508; and Veritas Documents Solutions, LLC (compliance mailing) located at 913 Commerce Ct., Buffalo Grove, IL 60089.

In addition to se(2), the Company also directly retains Merrill Corporation (regulatory filings, policy print and mailing) located at One Merrill Circle, St. Paul, MN 55108 and Donnelley Financial Solutions, Inc. (compliance mailing and printing) located at 111 South Wacker Drive, Chicago, IL 60606.

THE SEPARATE ACCOUNT

We established the Commonwealth Annuity Separate Account A on February 9, 2007 pursuant to Massachusetts law. The SEC does not supervise the management, investment practices or policies of the Separate Account or Commonwealth Annuity.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct. Subject to the provisions of the Contract, units of the Subaccounts under the Contract are offered on a continuous basis.

Each Subaccount of the Separate Account invests exclusively in shares of one of the corresponding Funds. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and fees, and to transfer assets from one Subaccount to another as requested by Owners. All dividends and capital gains distributions received by the Separate Account from a Fund are reinvested in that Fund at net asset value and retained as assets of the corresponding Subaccount.


THE FUNDS

SELECTION OF FUNDS.    We select the Funds offered through the Contract, and we
may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser's (and/or subadviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or one of its service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates) will make payments to us or our affiliates, as described below. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners.

You are responsible for choosing the Subaccounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund. After you select Subaccounts for your initial Purchase Payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. YOU BEAR THE RISK OF ANY DECLINE IN YOUR CONTRACT VALUE RESULTING FROM THE PERFORMANCE OF THE SUBACCOUNTS YOU HAVE CHOSEN. We do not provide investment advice and we do not recommend or endorse any of the particular Funds available as Investment Options in the Contract.

THE FUNDS.    The Separate Account invests in shares of registered, open-end management investment companies. There are two types of Funds generally offered under the Contract:

INSURANCE FUNDS:    Insurance Funds are available solely to variable annuity or life insurance contracts and certain qualified retirement plans. (See "FEDERAL TAX MATTERS"). Nonqualified Contracts generally can invest only in Insurance Funds. All Contracts, both Qualified and Nonqualified, may choose among Subaccounts that invest in the following Insurance Funds:


INSURANCE FUND                         PORTFOLIO NAME            INVESTMENT OBJECTIVE          INVESTMENT ADVISER
----------------------------    ---------------------------  ---------------------------  ---------------------------
Goldman Sachs Variable          Goldman Sachs Core           Seeks a total return         Goldman Sachs Asset
    Insurance Trust             Fixed Income Fund            consisting of capital        Management, L.P.
    (Service Shares)                                         appreciation and income
                                                             that exceeds the total
                                                             return of the Bloomberg
                                                             Barclays U.S. Aggregate
                                                             Bond Index ("Index").

Goldman Sachs Variable          Goldman Sachs Equity         Seeks to achieve             Goldman Sachs Asset
    Insurance Trust             Index Fund                   investment results that      Management, L.P.
    (Service Shares)                                         correspond to the            The sub-adviser is SSgA
                                                             aggregate price and yield    Funds Management,
                                                             performance of a             Inc.
                                                             benchmark index that
                                                             measures the investment
                                                             returns of large
                                                             capitalization stocks.

Goldman Sachs Variable          Goldman Sachs Global         Seeks total return while     Goldman Sachs Asset
    Insurance Trust             Trends Allocation Fund       seeking to provide           Management, L.P.
    (Service Shares)                                         volatility management.

Goldman Sachs Variable          Goldman Sachs                Seeks to maximize            Goldman Sachs Asset
    Insurance Trust             Government Money             current income to the        Management, L.P.
    (Service Shares)            Market Fund                  extent consistent with
                                                             the preservation of
                                                             capital and the
                                                             maintenance of liquidity
                                                             by investing exclusively
                                                             in high quality money
                                                             market instruments.

Goldman Sachs Variable          Goldman Sachs Growth         Seeks long-term growth       Goldman Sachs Asset
    Insurance Trust             Opportunities Fund           of capital.                  Management, L.P.
    (Service Shares)

Goldman Sachs Variable          Goldman Sachs High           Seeks to provide a high      Goldman Sachs Asset
    Insurance Trust             Quality Floating Rate        level of current income,     Management, L.P.
    (Service Shares)            Fund                         consistent with low
                                                             volatility of principal.

Goldman Sachs Variable          Goldman Sachs                Seeks long-term growth       Goldman Sachs Asset
    Insurance Trust             International Equity         of capital.                  Management, L.P.
    (Service Shares)            Insights Fund

Goldman Sachs Variable          Goldman Sachs Large          Seeks long-term capital      Goldman Sachs Asset
    Insurance Trust             Cap Value Fund               appreciation.                Management, L.P.
    (Service Shares)

Goldman Sachs Variable          Goldman Sachs Mid            Seeks long-term capital      Goldman Sachs Asset
    Insurance Trust             Cap Value Fund               appreciation.                Management, L.P.
    (Service Shares)


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-------------------------------  ----------------------------  ----------------------------  ----------------------------
Goldman Sachs Variable           Goldman Sachs Small           Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Cap Equity Insights           of capital.                   Management, L.P.
    (Service Shares)             Fund

Goldman Sachs Variable           Goldman Sachs                 Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Strategic Growth Fund         of capital.                   Management, L.P.
    (Service Shares)

Goldman Sachs Variable           Goldman Sachs U.S.            Seeks long-term growth        Goldman Sachs Asset
    Insurance Trust              Equity Insights Fund          of capital and dividend       Management, L.P.
    (Service Shares)                                           income.

AIM Variable Insurance           Invesco V.I. American         Seeks capital growth.         Invesco Advisers, Inc.
    Funds (Invesco Variable      Franchise Fund
    Insurance Funds)
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Core Equity      Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          of capital.
    Insurance Funds)
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Health Care      Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Fund                          of capital.
    Insurance Funds)
    (Series II Shares)

AIM Variable Insurance           Invesco V.I. Mid Cap          Seeks long-term growth        Invesco Advisers, Inc.
    Funds (Invesco Variable      Core Equity Fund              of capital.
    Insurance Funds)
    (Series II Shares)

AB Variable Products             AB VPS Intermediate           Seeks to generate income      AllianceBernstein L.P.
    Series Fund, Inc.            Bond Portfolio                and price appreciation
    (Class B)                                                  without assuming what
                                                               the Adviser considers
                                                               undue risk.

AB Variable Products             AB VPS International          Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Value Portfolio               of capital.
    (Class B)

AB Variable Products             AB VPS Small Cap              Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Growth Portfolio              of capital.
    (Class B)

AB Variable Products             AB VPS Small/Mid Cap          Seeks long-term growth        AllianceBernstein L.P.
    Series Fund, Inc.            Value Portfolio               of capital.
    (Class B)

Fidelity Variable                Fidelity VIP                  Seeks long-term capital       Fidelity Management &
    Insurance Products           Contrafund(R) Portfolio       appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
-----------------------------    ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Disciplined      Seeks capital                 Fidelity Management &
    Insurance Products           Small Cap Portfolio           appreciation.                 Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             Geode Capital
                                                                                             Management, LLC
                                                                                             (Geode) and FMR Co.,
                                                                                             Inc. (FMRC) serve as
                                                                                             sub-advisers for the
                                                                                             fund.

Fidelity Variable                Fidelity VIP Equity-          Seeks reasonable              Fidelity Management &
    Insurance Products           Income Portfolio              income.                       Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           Income Portfolio              with a secondary
    Funds (Service Class 2)                                    objective of principal
                                                               preservation.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2005 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2010 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2015 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2020 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
----------------------------     ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2025 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2030 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2035 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2040 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2045 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Freedom          Seeks high total return       FMR Co., Inc. (FMRC)
    Insurance Products           2050 Portfolio                with a secondary
    Fund (Service Class 2)                                     objective of principal
                                                               preservation as the fund
                                                               approaches its target
                                                               date and beyond.

Fidelity Variable                Fidelity VIP Growth           Seeks to provide capital      Fidelity Management &
    Insurance Products           Opportunities Portfolio       growth.                       Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.


INSURANCE FUND                          PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------   ----------------------------  ----------------------------  ----------------------------
Fidelity Variable                Fidelity VIP Index 500        Seeks investment results      Fidelity Management &
    Insurance Products           Portfolio                     that correspond to the        Research Company
    Fund (Service Class 2)                                     total return of common        (FMR)
                                                               stocks publicly traded in     Geode Capital
                                                               the United States, as         Management, LLC
                                                               represented by the            (Geode(R)) and FMR Co.,
                                                               S&P 500(R) Index.             Inc. (FMRC) serve as
                                                                                             sub-advisers for the fund.

Fidelity Variable                Fidelity VIP Mid Cap          Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Funds (Service Class 2)                                                                  (FMR)
                                                                                             FMR Co., Inc. (FMRC)
                                                                                             and other investment
                                                                                             advisers serve as
                                                                                             sub-advisers for the fund.

Fidelity Variable                Fidelity VIP Overseas         Seeks long-term growth        Fidelity Management &
    Insurance Products           Portfolio                     of capital.                   Research Company
    Fund (Service Class 2)                                                                   (FMR)
                                                                                             FMR Co., Inc. (FMRC),
                                                                                             FMR Investment
                                                                                             Management (UK)
                                                                                             Limited (FMR UK),
                                                                                             and other investment
                                                                                             advisers serve as sub-
                                                                                             advisers for the fund.

Fidelity Variable                Fidelity VIP Strategic        Seeks a high level of         Fidelity Management &
    Insurance Products           Income Portfolio              current income. The           Research Company
    Funds (Service Class 2)                                    fund may also seek            (FMR)
                                                               capital appreciation.         Fidelity Investments
                                                                                             Money Management,
                                                                                             Inc. (FIMM), FMR Co.,
                                                                                             Inc. (FMRC), FIL
                                                                                             Investment Advisors
                                                                                             (UK) Limited
                                                                                             (FIA(UK)), and other
                                                                                             investment advisers serve
                                                                                             as sub-advisers for the
                                                                                             fund.

Franklin Templeton               Franklin Income VIP           Seeks to maximize             Franklin Advisers, Inc.
    Variable Insurance           Fund                          income while
    Products Trust (Class 2)                                   maintaining prospects
                                                               for capital appreciation.

Franklin Templeton               Franklin Mutual Global        Seeks capital                 Franklin Mutual
    Variable Insurance           Discovery VIP Fund            appreciation.                 Advisers, LLC
    Products Trust (Class 2)


INSURANCE FUND                         PORTFOLIO NAME             INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------   ---------------------------  ----------------------------  ----------------------------
Franklin Templeton               Franklin Mutual Shares       Seeks capital                 Franklin Mutual
    Variable Insurance           VIP Fund                     appreciation, with            Advisers, LLC
    Products Trust (Class 2)                                  income as a secondary
                                                              goal.

Franklin Templeton               Franklin Small Cap           Seeks long-term total         Franklin Mutual
    Variable Insurance           Value VIP Fund               return.                       Advisers, LLC
    Products Trust (Class 2)

Franklin Templeton               Templeton Growth VIP         Seeks long-term capital       Templeton Global
    Variable Insurance           Fund                         growth.                       Advisors Limited
    Products Trust (Class 2)

Janus Aspen Series               Janus Henderson              Seeks long-term growth        Janus Capital
    (Service Shares)             Enterprise Portfolio         of capital.                   Management LLC

Janus Aspen Series               Janus Henderson Forty        Seeks long-term growth        Janus Capital
    (Service Shares)             Portfolio                    of capital.                   Management LLC

Janus Aspen Series               Janus Henderson Mid          Seeks capital                 Janus Capital
    (Service Shares)             Cap Value Portfolio          appreciation.                 Management LLC
                                                                                            Perkins Investment
                                                                                            Management LLC
                                                                                            serves as sub-advisers for
                                                                                            the portfolio.

MFS(R) Variable Insurance        MFS(R) New Discovery         Seeks capital                 MFS(R) Investment
    Trust (Service Class)        Series                       appreciation.                 Management

MFS(R) Variable Insurance        MFS(R) Utilities Series      Seeks total return.           MFS(R) Investment
    Trust (Service Class)                                                                   Management

Oppenheimer Variable             Oppenheimer                  Seeks total return.           OFI Global Asset
    Account Funds(1)             Conservative Balanced                                      Management, Inc.
    (Service Shares)             Fund/VA                                                    OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.

Oppenheimer Variable             Oppenheimer Global           Seeks capital                 OFI Global Asset
    Account Funds(2)             Fund/VA                      appreciation.                 Management, Inc.
    (Service Shares)                                                                        OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.

Oppenheimer Variable             Oppenheimer Global           Seeks total return.           OFI Global Asset
    Account Funds(3)             Strategic Income                                           Management, Inc.
    (Service Shares)             Fund/VA                                                    OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.

Oppenheimer Variable             Oppenheimer Main             Seeks capital                 OFI Global Asset
    Account Funds(4)             Street Small Cap             appreciation.                 Management, Inc.
    (Service Shares)             Fund(R)/VA                                                 OppenheimerFunds, Inc.
                                                                                            serves as a sub-adviser
                                                                                            for the fund.


INSURANCE FUND                         PORTFOLIO NAME            INVESTMENT OBJECTIVE           INVESTMENT ADVISER
------------------------------  ----------------------------  ---------------------------  ----------------------------
Pioneer Variable Contracts      Pioneer Select Mid Cap        Seeks long-term capital      Amundi Pioneer Asset
    Trust (Class I)             Growth VCT Portfolio          growth.                      Management, Inc.

Pioneer Variable Contracts      Pioneer Mid Cap Value         Seeks capital                Amundi Pioneer Asset
    Trust (Class II)            VCT Portfolio                 appreciation by investing    Management, Inc.
                                                              in a diversified portfolio
                                                              of securities consisting
                                                              primarily of common
                                                              stocks.



--------------------------------
(1) On or about the close of business on May 24, 2019, the Oppenheimer Conservative Balanced Fund/VA will merge into the Invesco Oppenheimer V.I. Conservative Balanced Fund.



(2) On or about the close of business on May 24, 2019, the Oppenheimer Global Fund/VA will merge into the Invesco Oppenheimer V.I. Global Fund.



(3) On or about the close of business on May 24, 2019, the Oppenheimer Global Strategic Income Fund/VA will merge into the Invesco Oppenheimer V.I. Global Strategic Income Fund.



(4) On or about the close of business on May 24, 2019, the Oppenheimer Main Street Small Cap Fund(R)/VA will merge into the Invesco Oppenheimer V.I. Main Street Small Cap Fund.


PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. If, pursuant to SEC rules, the Goldman Sachs Government Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Goldman Sachs Government Money Market Sub-Account until the Fund is liquidated.

The Insurance Funds provide investment vehicles for variable life insurance and variable annuity contracts and, in some cases, certain qualified retirement plans. Shares of the Insurance Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to our separate accounts, shares of the Insurance Funds may be sold to separate accounts of other insurance companies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies, or for variable life insurance separate accounts, variable annuity separate accounts, and qualified retirement plans to invest simultaneously in the Insurance Funds. Currently, neither we nor the Insurance Funds foresee any such disadvantages to variable life insurance Owners, variable annuity Owners, or qualified retirement plans. The Insurance Funds must monitor events to identify material conflicts between such Owners and determine what action, if any, should be taken. In addition, if we believe an Insurance Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

PUBLICLY-AVAILABLE FUNDS.    Publicly-Available Funds are "publicly-available,"
i.e., shares can be purchased by the public directly without purchasing a variable annuity or life insurance contract. Only Qualified Contracts may invest in these Publicly-Available Funds.



RETAIL FUND*                                                INVESTMENT OBJECTIVE               INVESTMENT ADVISER
---------------------------------------------------   -------------------------------    ------------------------------
Goldman Sachs Balanced Strategy Portfolio             Seeks current income and           Goldman Sachs Asset
    (Class A)*                                        long-term capital                  Management, L.P.
                                                      appreciation.

Goldman Sachs Dynamic Global Equity                   Seeks long-term capital            Goldman Sachs Asset
    Fund (Class A)* (1)                               appreciation.                      Management, L.P.



RETAIL FUND*                                                INVESTMENT OBJECTIVE                INVESTMENT ADVISER
---------------------------------------------------    ------------------------------     -----------------------------
Goldman Sachs Growth and Income                        Seeks long-term capital            Goldman Sachs Asset
    Strategy Portfolio (Class A)*                      appreciation and current           Management, L.P.
                                                       income.

Goldman Sachs Growth Strategy Portfolio                Seeks long-term capital            Goldman Sachs Asset
    (Class A)*                                         appreciation and                   Management, L.P.
                                                       secondarily current
                                                       income.

Goldman Sachs International Real Estate                Seeks total return                 Goldman Sachs Asset
    Securities Fund (Class A)*                         comprised of long-term             Management, L.P.
                                                       growth of capital and
                                                       dividend income.

Goldman Sachs Real Estate Securities Fund              Seeks total return                 Goldman Sachs Asset
    (Class A)*                                         comprised of long-term             Management, L.P.
                                                       growth of capital and
                                                       dividend income.

Goldman Sachs Technology Opportunities                 Seeks long-term growth of          Goldman Sachs Asset
    Fund (Class A)*                                    capital.                           Management, L.P.



--------------------------------
* This sub-account invests in a publicly available fund, and is only available an investment option for Qualified Contract.


(1) Name change effective March 1, 2019. Formerly known as Goldman Sachs Equity Growth Strategy Portfolio.


     The Publicly-Available Funds are also available for direct purchase outside of an annuity or life insurance policy. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees and charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Publicly-Available Funds available through us, rather than to information that may be available through alternate sources.

SEC REGISTRATION DOES NOT INVOLVE SEC SUPERVISION OF THE FUNDS' MANAGEMENT, INVESTMENT PRACTICES OR POLICIES. THE ASSETS OF EACH FUND ARE HELD SEPARATE FROM THE ASSETS OF THE OTHER FUNDS, AND EACH FUND HAS ITS OWN DISTINCT INVESTMENT OBJECTIVE AND POLICIES. EACH FUND OPERATES AS A SEPARATE INVESTMENT FUND, AND THE INVESTMENT PERFORMANCE OF ONE FUND HAS NO EFFECT ON THE INVESTMENT PERFORMANCE OF ANY OTHER FUND.

ALTHOUGH THE INVESTMENT OBJECTIVES AND POLICIES OF CERTAIN FUNDS ARE SIMILAR TO THE INVESTMENT OBJECTIVES AND POLICIES OF OTHER FUNDS THAT MAY BE MANAGED OR SPONSORED BY THE SAME INVESTMENT ADVISER, SUBADVISER, MANAGER, OR SPONSOR, WE DO NOT REPRESENT OR ASSURE THAT THE INVESTMENT RESULTS WILL BE COMPARABLE TO THOSE OF ANY OTHER FUND, EVEN WHERE THE INVESTMENT ADVISER, SUBADVISER, OR MANAGER IS THE SAME. CERTAIN FUNDS AVAILABLE THROUGH THE CONTRACT HAVE NAMES SIMILAR TO FUNDS NOT AVAILABLE THROUGH THE CONTRACT. THE PERFORMANCE OF A FUND NOT AVAILABLE THROUGH THE CONTRACT DOES NOT INDICATE PERFORMANCE OF A SIMILARLY NAMED FUND AVAILABLE THROUGH THE CONTRACT. DIFFERENCES IN FUND SIZE, ACTUAL INVESTMENTS HELD, FUND EXPENSES, AND OTHER FACTORS ALL CONTRIBUTE TO DIFFERENCES IN FUND PERFORMANCE. FOR ALL THESE REASONS, YOU SHOULD EXPECT INVESTMENT RESULTS TO DIFFER.

PLEASE NOTE THAT THERE CAN BE NO ASSURANCE THAT ANY MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, AND DUE IN PART TO CONTRACT FEES AND EXPENSES, THE YIELDS OF ANY SUBACCOUNT INVESTING IN A MONEY MARKET FUND MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS.    We and our
distributor, Global Atlantic Distributors LLC, (the "Distributor") may receive payments from the Funds or their service providers (e.g., the investment adviser, administrator, distributor, and/or their affiliates). These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments.

The amount of payments we receive from the Fund's service providers is based on a percentage of the assets of the particular Fund attributable to the Contract as well as certain other variable insurance products that we and/or our affiliates may issue or administer. These percentages are negotiated and vary with each Fund. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). Some service providers may pay us significantly more than others and the amount we receive may be substantial. These percentages currently range from 0.03% to 0.25%, and as of the date of this prospectus, we are receiving payments from each Fund's service providers.

Additionally, certain of the Funds make payments to us or the Distributor under their distribution plans (12b-1 plans). The payment rates currently range from 0.15% to 0.25% based on the amount of assets invested in those Funds. Payments made out of the assets of the Funds will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Fund's average net assets, which can fluctuate over time. If, however, the value of the Funds goes up, then so would the payment to us or to the Distributor. Conversely, if the value of the Fund goes down, payments to us or to the Distributor would decrease.

We and/or the Distributor also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds' service providers with regard to other variable insurance products we or our affiliates may issue or administer.


CHANGE OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. If investment in the Funds is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another fund without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without the approval of the Securities and Exchange Commission, if required. Furthermore, we may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We may establish additional Subaccounts of the Separate Account, each of which would invest in a new fund, or in shares of another investment company. New Subaccounts may be established when, at our discretion, marketing needs or investment conditions warrant. New Subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more Subaccounts, transfer assets, or substitute one Subaccount for another Subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify you of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, we may deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a Subaccount or separate account to another Subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

                                THE CONTRACTS


A. GENERAL INFORMATION

We reserve the right to accept or refuse to issue the Contract at our sole discretion.


1. PURCHASE PAYMENTS

You may make Purchase Payments under the Contract during the Accumulation Period, subject to the restrictions set forth below. We will not accept Purchase Payments after the date of death of an Owner or on or after the older Owner's or Annuitant's 80th birthday. We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. Please note that if you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there may be additional limitations on Purchase Payments (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

The minimum initial and subsequent Purchase Payment for a Qualified Contract is $50. However, if annualized contribution amounts from a payroll or salary deduction plan are equal to or greater than $600, we accept a periodic payment under $50. For a Non-Qualified Contract the minimum initial Purchase Payment is $2,500 and the minimum subsequent Purchase Payment is $500.

You may make Purchase Payments to Non-Qualified Contracts and Contracts issued as IRAs by authorizing us to draw on your account via check or electronic debit through a Pre-Authorized Checking (PAC) Agreement. For Purchase Payments made pursuant to a PAC Agreement, the following minimum Purchase Payment provisions apply:

      - The minimum initial Purchase Payment to an IRA made pursuant to a PAC Agreement is $100.

      - The minimum initial Purchase Payment to a Non-Qualified Contract made pursuant to a PAC Agreement is $1,000 unless you also own an existing Contract, in which case the minimum is $100.

      - The minimum subsequent Purchase Payment made pursuant to a PAC Agreement is $100.

The maximum cumulative Purchase Payments that may be made under the Contract is $1,000,000 without Company approval. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

You may allocate your Purchase Payments to the Subaccounts and/or the Fixed Account. The minimum amount of Purchase Payments that may be allocated to any Subaccount is $50. The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. We will aggregate multiple Contracts you own for purposes of this limitation. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for Purchase Payments allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

2. FREE LOOK PERIOD

You may examine a Contract and return it for a refund during the "free look" period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state in which the Contract is issued. Generally the refund will be the Contract Value as of the Valuation Date on which we receive your Contract at our Service Center. Some states require the return of all Purchase Payments. In those states, we will return the greater of Purchase Payments and Contract Value as of the Valuation Date on which we receive your Contract at our Service Center.

In addition, while a special "free look" provision applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions--IRAs or as Roth Individual Retirement Annuities, if the amount returned would be less than the Contract Value, we will return the Contract Value as of the Valuation Date on which we receive the Contract at our Service Center. (See APPENDIX B--COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT.) IF YOU DECIDE TO RETURN YOUR CONTRACT FOR A REFUND DURING THE "FREE LOOK" PERIOD, PLEASE ALSO INCLUDE A LETTER INSTRUCTING US TO CANCEL YOUR CONTRACT.


3. OWNERS, ANNUITANTS, AND BENEFICIARIES

Please note that naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether death benefits, annuity payments, and rider benefits are paid and on whose life payments are based. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, there are restrictions on naming and changing Owners, Annuitants, and Beneficiaries. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

BENEFICIARIES.    You designate the Beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing our and returning form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint Owners, the surviving joint Owner is automatically the Primary Beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of any Beneficiary change. Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. (See "FEDERAL TAX MATTERS")

You may change the Beneficiary if you send a written change form to our Service Center. Changes are subject to the following:

      1.   The change must be filed while you are alive;

      2.   The Contract must be in force at the time you file a change;

      3. Such change must not be prohibited by the terms of an existing assignment, Beneficiary designation, or other restriction;

      4. Such change will take effect when we receive it. However, action taken by us before the change form was received will remain in effect;

      5. The request for change must provide information sufficient to identify the new Beneficiary; and

      6. In the case of joint Owners, we will consider the designation of a Beneficiary other than the surviving joint Owner to be a Contingent Beneficiary.



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
In the event that all Primary Beneficiaries predecease you, we will pay the death benefit proceeds to the surviving Contingent Beneficiaries. In the event that a Contingent Beneficiary predeceases you, we will distribute the benefits pro rata to the surviving Contingent Beneficiaries. If there are no surviving Contingent Beneficiaries, we will pay the benefits to your estate.

When multiple Beneficiaries are involved, we cannot determine the death benefit proceeds until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

OWNERS.    Prior to the death of an Owner and subject to our prior approval, you may add, change, or remove an Owner by written request to our Service Center. To the extent permitted by state law, we reserve the right to refuse a change in Owner at any time on a non-discriminatory basis. Any replacement or additional Owner must not have attained age 80 prior to the Valuation Date we receive your request. Adding, changing, or removing an Owner may result in certain tax consequences to you, and you should consult your tax advisor as to the tax consequences.

You must furnish information sufficient to clearly identify a new Owner to us. If we approve the change, the effective date of the change will be the date the request was signed by you, except for action taken by us prior to receiving the request. Any change is subject to the payment of any proceeds. We may require you to return the Contract to us for endorsement of a change.

ANNUITANTS.    For Contracts with natural Owners, prior to the Annuity Date, you may add or change an Annuitant, by written request to our Service Center. For Contracts with non-natural Owners, prior to the Annuity Date, you may add or change an Annuitant with our prior approval. Additionally, for Contracts with non-natural Owners, any replacement or additional Annuitant must not have attained age 80 prior to the Valuation Date we receive your request. On or after the Annuity Date, you may not change or add an Annuitant for Contracts with natural or non-natural Owners.

There must be at least one Annuitant at all times. If an Annuitant who is not an Owner dies prior to the Annuity Date, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. We will not pay a death benefit upon the death of an Annuitant unless the sole Owner is a non-natural person. If the sole owner is a non-natural person (1) we will pay a death benefit upon the death of the Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value. Joint Annuitants are only permitted in Non-Qualified Contracts.


4. ASSIGNMENT

To the extent permitted by state law, assignments are subject to our acceptance. Subject to state requirements, we reserve the right to refuse any assignment or other transfer of the Contract at any time on a non-discriminatory basis.

Subject to our acceptance, you may assign a Non-Qualified Contract during the Accumulation Period and prior to the death of an Owner by completing and returning our assignment form to our Service Center. No assignment is binding on us until we accept it, and we assume no responsibility for the validity of any assignment. Generally, an interest in a Qualified Contract may not be assigned.

If an assignment of the Contract is in effect on the Annuity Date, we reserve the right to pay the assignee, in one sum, that portion of the Contract Value (less any applicable premium taxes) to which the assignee appears to be entitled. Amounts payable during the Annuity Period may not be assigned or encumbered (to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations). An assignment may be a taxable event and may subject you to immediate tax liability and to a 10% tax penalty. (See "FEDERAL TAX MATTERS") You, therefore, should consult a qualified tax adviser regarding the tax consequences of an assignment.



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
Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment.


B. THE ACCUMULATION PERIOD

1. APPLICATION OF PURCHASE PAYMENTS

You select allocation of Purchase Payments to the Subaccount(s) and the Fixed Account, if permitted. When you allocate Purchase Payments to a Subaccount, we credit Accumulation Units to that Subaccount based on the value of an Accumulation Unit, as computed after we receive the Purchase Payment at our Service Center. If we receive a Purchase Payment at our Service Center before the close of business on the Valuation Date, we will credit Accumulation Units based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a Purchase Payment at our Service Center on or after the close of business on the Valuation Date, we will credit Accumulation Units based Accumulation Unit values determined at the end of the next Valuation Date. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them.

We will credit an initial Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the Purchase Payment at our Service Center, provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment.

After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount's Accumulation Unit value, as computed after we receive the Purchase Payment. After we determine the number of Accumulation Units credited, the number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount. We reduce the number of Accumulation Units when we assess the contract fee and the GLWB Rider charge.

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot otherwise issue the Contract within the five day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the initial Purchase Payment until the application is completed. If we receive the information sufficient to establish a Contract, we will issue the Contract and allocate the Purchase Payment no later than the end of the second Valuation Date following the Valuation Date we receive the missing information.

We may issue a Contract without a signed application if:

      - an agent's broker-dealer provides us with application information, electronically or in writing;

      - we receive the initial Purchase Payment; and

      - you confirm in writing, after the Contract is delivered, that all information in the Contract is correct.

If you submit your application, initial Purchase Payment, and/or subsequent Purchase Payments to your agent, we will not begin processing your purchase order until we receive the application and Purchase Payment from your agent's broker-dealer.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.



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
If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may allocate Purchase Payments. (See page 4 and APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


2. ACCUMULATION UNIT VALUE

Each Subaccount has Accumulation Unit values for each combination of asset based charges. When Purchase Payments are allocated to a Subaccount, the number of units credited is based on the Subaccount's applicable Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner. Generally, we determine the value of an Accumulation Unit as of the close of business on each Valuation Date.

The Accumulation Unit value at the end of each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period.

Each Subaccount has its own investment experience factor for each combination of charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

       (1)   divided by (2) minus 3, where:

             (1)   is:

                   - the net asset value per share of the Fund held in the
                     Subaccount as of the end of the current Valuation Period; plus

                   - the per share amount of any dividend or capital gain
                     distributions made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

                   - a charge or credit for any taxes reserved for the current
                     Valuation Period which we determine have resulted from the investment operations of the Subaccount;

             (2) is the net asset value per share of the Fund held in the Subaccount as of the end of the preceding Valuation Period; and

             (3) is the factor representing asset-based charges (the mortality and expense risk charge, the administration charge, the Step-Up Death Benefit Rider charge (if you elect the Step-Up Death Benefit), and the No Withdrawal Charge Rider fee (if you elect the No Withdrawal Charge Rider)).


3. CONTRACT VALUE

On any Valuation Date, the Contract Value equals the total of:

       - the number of Accumulation Units credited to each Subaccount, times

       - the value of a corresponding Accumulation Unit for each Subaccount, plus

       - your interest in the Fixed Account.



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

4. TRANSFERS DURING THE ACCUMULATION PERIOD

Transfers are subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time; see 5. DISRUPTIVE TRADING, below. In addition to the Disruptive Trading rules, the Contract provides that certain restrictions apply to transfers among the Subaccounts and the Fixed Account during the Accumulation Period:

      - The Contract provides (1) that the minimum amount which may be transferred is $500 for each Subaccount and Fixed Account or, if smaller, the remaining amount in the Fixed Account or a Subaccount and
        (2) that no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100 unless the transfer will eliminate your interest in such account. The Company is currently waiving these requirements, but reserves the right to enforce the provisions in the future.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

      - You must request transfers in excess of $250,000 per Contract, per day, through standard United States mail. We reserve the right to require transfers into and out of one Subaccount in excess of $50,000, per Contract, per day, to be requested through standard United States mail.

Transfers involving the Fixed Account may be subject to additional provisions; see APPENDIX A--MORE INFORMATION ABOUT THE FIXED ACCOUNT. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

Any transfer request must clearly specify the amount which is to be transferred and the names of the Subaccounts and/or the Fixed Account that are affected.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit, or cancel acceptance of a third party's instructions at any time and may restrict the Investment Options available for transfer under third party authorizations.

We will make transfers pursuant to proper written or telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if


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
you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we will restrict the Investment Options to which you may transfer Contract Value. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


5. DISRUPTIVE TRADING

The Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a Fund (collectively, "Disruptive Trading"). These activities may require the Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Fund's shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As a result, Disruptive Trading may adversely affect a Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners and other persons who may have an interest in the Contract (e.g. Annuitants and Beneficiaries.)

In order to protect our Contract Owners and the Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

      - the number of transfers made over a period of time;

      - the length of time between transfers;

      - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Funds;

      - the dollar amount(s) requested for transfers; and

      - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

      - the investment objectives and/or size of the Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Funds that may not have been captured by our Disruptive Trading Procedures.

If we determine you are engaged in disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Contract Owners (or others having an interest in the Contract). Our restrictions may take various forms, but under our current Disruptive Trading Procedures will include loss of telephone, fax, overnight mail, or Internet transfers. This means that we would accept only written transfer requests with an original signature transmitted to us at our Service Center and only by standard United States mail. We may also restrict the transfer privileges of others acting on your behalf, including your agent or an asset allocation or investment advisory service. We may also limit the number of transfers you may make during a calendar year and we may limit the number of times you may transfer Contract Value into particular Subaccounts during a calendar YEAR. Subject to the terms of the Contract, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that


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
we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Funds. We will reverse any transactions inadvertently processed in contravention of our restrictions within two days of the date the inadvertently processed transaction occurred.

Our Disruptive Trading Procedures may vary among the Subaccounts. Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If a Fund refuses a transfer request from us, we may not be able to effect certain allocations or transfers that a Contract Owner has requested. Some Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

The Funds may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. You should be aware that we currently may not have the contractual obligation or the operational capacity to apply the Funds' excessive trading policies and procedures. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.

You should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Funds (and thus our Contract Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Fund shares. There may be increased brokerage and administrative costs within the Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among Investment Options available to retirement plan participants.



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

6. WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD

You may make a partial withdrawal subject to the restrictions set forth below. You also may withdraw all of the Withdrawal Value and surrender the Contract. You should carefully consider taking partial withdrawals or surrendering your Contract, as the following may apply:

      - You may withdraw up to the Free Withdrawal Amount in any Contract Year and we will not assess a withdrawal charge. However, if you withdraw more than the Free Withdrawal Amount in any Contract Year, the excess amount withdrawn may be subject to a withdrawal charge. We also may assess a withdrawal charge upon surrender of the Contract, although we will first apply the Free Withdrawal Amount. (See "WITHDRAWAL
        CHARGE")

      - Withdrawals and surrenders may be subject to federal and state income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

      - Partial withdrawals reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

      - Your ability to withdraw or surrender may be limited by the terms of a qualified plan such as Section 403(b) plans. (See "FEDERAL TAX MATTERS")

      - We may assess the contract fee and a pro rata portion of the GLWB Rider charge upon full surrender. (See "CONTRACT FEE" and "GLWB RIDER CHARGE")," and see APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

      - We may assess premium taxes on partial withdrawals and surrenders. (See "STATE PREMIUM TAXES")

You may request a partial withdrawal subject to the following:

      - You must leave at least $100 in each Investment Option after a withdrawal unless the account is eliminated by the withdrawal.

      - We will limit a withdrawal from the Fixed Account to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the withdrawal, and less interest for one calendar year on any loan at the time that you make the withdrawal.

      - At least $500 of Contract Value must remain in the Contract after the withdrawal or we will surrender your Contract (which means that withdrawal charges, federal and state income taxes and tax penalties, and premium taxes may apply).

      - Direct transfers, rollovers, and 1035 exchanges are not permitted if there is an outstanding loan.

      - If you request a withdrawal from a specific Subaccount or from the Fixed Account, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, withdrawals will reduce Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Election to withdraw (including the withdrawal amount) shall be made in writing to us at our Service Center and should be accompanied by the Contract if surrender is requested. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values calculated after we receive the request. If we receive a withdrawal or surrender request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values


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
determined at the end of that Valuation Date. If we receive a withdrawal or surrender request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, transfer or surrender, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

The surrender rights of Owners who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted. A participant in the Texas ORP must obtain a certificate of termination from the participant's employer before a Contract can be redeemed. Participants in the Texas Optional Retirement System may transfer their Withdrawal Value to another approved provider as permitted under the Texas Optional Retirement System. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures. Please note that the Texas ORP does not restrict transfers within a Contract, and thus participants are permitted to make transfers of Contract Value among the Investment Options.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, special withdrawal rules apply. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER)


7. DEATH BENEFITS

The following section describes the death benefits we currently make available under the Contract if an Owner dies before the Annuity Date. We will calculate the death benefit on the Valuation Date we receive due proof of the Owner's death. Any death benefit payment we make in excess of your Contract Value is subject to our financial strength and claims-paying ability.


STANDARD DEATH BENEFIT

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs prior to the older Owner's 75th birthday, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

     (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

     (B) = The Purchase Payment Value (described below) less Debt, on the Valuation Date we receive due proof of death.

If you have not elected the Step-Up Death Benefit Rider and an Owner's death occurs on or after the older Owner's 75th birthday, the death benefit will be equal to (A) above, less any premium taxes.

The Purchase Payment Value on the Date of Issue is equal to the initial Purchase Payment, less any premium taxes. We will increase the Purchase Payment Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Purchase Payment Value after a withdrawal will be equal to the lesser of:

     (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or



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
      (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (1) divided by (2), where:

           (1)  is the Contract Value after the withdrawal, and

           (2)  is the Contract Value immediately prior to the withdrawal.


EXAMPLE:

Contract Value = $80,000

Purchase Payment Value = $100,000

Debt = $0

If a withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) of $20,000 is taken, we follow the steps below to recalculate the Purchase Payment Value after the withdrawal:

      - STEP 1: We calculate the Contract Value after the withdrawal. This is the Contract Value immediately prior the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes). ($80,000 - $20,000 = $60,000)

      - STEP 2: We calculate the Proportional Reduction Factor. The Proportional Reduction Factor is the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal. ($60,000 / $80,000 = 75%)

      - STEP 3: We calculate the Purchase Payment Value after the withdrawal. This is the lesser of:

           (a) The Purchase Payment Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes) = $100,000 - $20,000 = $80,000

           (b) The Purchase Payment Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor = $100,000 x 75% = $75,000

      = Lesser of $80,000 and $75,000 = $75,000

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the standard death benefit. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


STEP-UP DEATH BENEFIT RIDER

We currently offer one optional enhanced death benefit under the Contract--the Step-Up Death Benefit Rider. We may discontinue the offering of the Step-Up Death Benefit Rider at any time. The Step-Up Death Benefit Rider may not be available in all states.

The calculation of benefits under the Step-Up Death Benefit Rider changes after you attain age 81 and certain increases in benefits cease after that age. Therefore, the Step-Up Death Benefit Rider may not be appropriate depending on your proximity to age 81. Prior to electing the Step-Up Death Benefit Rider, you should carefully consider the benefits available based on your age and consult with your financial adviser to assist you in determining whether to elect the Step-Up Death Benefit Rider.

You may elect the Step-Up Death Benefit Rider only if the older Owner is age 79 or younger at the Date of Issue. We deduct a daily charge from your Contract Value for the Step-Up Death Benefit Rider equal to 0.20%, on an annual basis. (See "STEP-UP DEATH BENEFIT RIDER CHARGE") We do not assess a charge for the

Step-Up Death Benefit Rider on amounts allocated to the Fixed Account. You may elect the Step-Up Death Benefit Rider only on the initial Contract application. You cannot elect the Step-Up Death Benefit Rider after the Date of Issue.

If you elect the Step-Up Death Benefit, the death benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

      (A) = The Contract Value less Debt, on the Valuation Date we receive due proof of death;

      (B) = The Step-Up Value (described below) less Debt, on the Valuation Date we receive due proof of death.

The Step-Up Value on the Date of Issue is equal to the initial Purchase Payment, less any premium taxes. We will increase the Step-Up Value by the amount of each subsequent Purchase Payment, less any premium taxes. The Step-Up Value after a withdrawal will be equal to the lesser of:

      1. The Step-Up Value immediately prior to the withdrawal minus the amount of the withdrawal (including any withdrawal charges, premium taxes, and federal and state income taxes and penalty taxes); or

      2. The Step-Up Value immediately prior to the withdrawal multiplied by the Proportional Reduction Factor below.

           The Proportional Reduction Factor is equal to (a) divided by (b), where:

           (a)  is the Contract Value after the withdrawal, and

           (b)  is the Contract Value immediately prior to the withdrawal.

On each Contract Anniversary prior to the older Owner's 81st birthday, we will recalculate the Step-Up Value to equal the greater of:

      1.   The Contract Value on that Contract Anniversary; and

      2.   The current Step-Up Value on that Contract Anniversary.

If an Owner dies prior to a Contract Anniversary and the Valuation Date we receive due proof of death falls on or after that anniversary, we will not recalculate the Step-Up Value on that anniversary.

See the "STANDARD DEATH BENEFIT" above for an example of how we adjust the death benefit values for withdrawals.

You may not terminate the Step-Up Death Benefit Rider once it is in effect. It will remain in force unless it is terminated as set forth below. The Step-Up Death Benefit Rider will automatically terminate on the earliest of:

      1.   the Annuity Date;

      2. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Step-Up Death Benefit Rider if we offer it at that time); or

      3.   termination or surrender of the Contract.

All charges for the Step-Up Death Benefit Rider will cease upon termination.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we may pay a death benefit in excess of the Step-Up Death Benefit Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER)

PAYMENT OF DEATH BENEFITS

If there is only one Owner under the Contract, we will pay the death benefit to the Beneficiary upon the death of such Owner before the Annuity Date. Upon the death of a joint Owner before the Annuity Date, we will pay the death benefit to the surviving joint Owner. We will pay the death benefit upon the first to die of any joint Owners.

If any Owner is not a natural person, (1) we will treat each Annuitant under the Contract as an Owner for death benefit payment purposes and pay the death benefit upon the death of any Annuitant and (2) if the Annuitant has changed since the issue date of the Contract, the death benefit will be the Withdrawal Value.

We will pay the death benefit to the Beneficiary (or joint Owner, if applicable) after we receive due proof of death. We will then have no further obligation under the Contract. The Valuation Date on which we receive all required paperwork is the date the Contract is tendered for redemption and the date for calculation of the benefits.

Due proof of death means our receipt of a certified death certificate and all necessary claim paperwork, the return of the Contract and such other information we may require to process the death benefit. If we receive due proof of death at our Service Center before the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a due proof of death at our Service Center on or after the close of business on the Valuation Date, we will calculate the death benefit based on Accumulation Unit values determined at the end of the next Valuation Date.

When multiple Beneficiaries are involved, death benefits cannot be determined until we receive the complete death benefit claim in good order, that is, receipt of proper elections from all Beneficiaries as well as proof of death.

The death benefit may be paid in a lump sum. The Beneficiary (or the surviving joint Owner) may defer this sum for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary or the surviving joint Owner, as the case may be, may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary's (or the surviving joint Owner's) life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary (or the surviving joint Owner) provided with respect to Annuity Option 3 that such life expectancy exceeds the certain period of 10 years. (See "THE ANNUITY PERIOD" for a description of the Annuity Options.) The Beneficiary (or the surviving joint Owner) must make this election within 60 days of the time we receive due proof of death, and distribution under these annuity payment options must commence within one year of the date of death. If the death benefit is requested in a form other than a lump sum and the death benefit is greater than the Contract Value, we will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

If the Beneficiary is not a natural person the entire death benefit must be distributed within five years of your death.

If your spouse is the only Primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. The date of continuance of the Contract will be the Valuation Date we receive due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. Spousal continuation will not satisfy minimum required distribution rules for Qualified Contracts other than IRAs. However, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under Federal law. The U.S. Supreme Court has held Section 3 of the Federal

Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, as some uncertainty remains regarding the treatment of same-sex spouses, you should consult a tax advisor for more information on this subject.

If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, we will not pay out a death benefit on your death. Instead, we will increase the Contract Value on the Valuation Date we receive due proof of your death to equal the death benefit amount otherwise payable (if the death benefit is greater than the Contract Value), subject to the following:

      - We will credit the amount of the death benefit that exceeds the Contract Value to the Goldman Sachs Government Money Market Subaccount. If, however, the Goldman Sachs Government Money Market Subaccount is not available as an Investment Option under the Contract at that time, then we will credit the death benefit among the Investment Options in the same proportion that the value of each Investment Option bears to the total Contract Value.

      - We will terminate the Step-Up Death Benefit Rider if in effect as of the Valuation Date we receive due proof of your death.

      - On the date of continuance, your surviving spouse may elect the Step-Up Death Benefit Rider or any optional enhanced death benefit then offered by us. All such death benefits will be subject to the terms and conditions then in effect at the time of continuance. All charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      - We will assess withdrawal charges, if any, only on Purchase Payments (and earnings attributable to those Purchase Payments) we receive after the date of continuance.

      - Any subsequent spouse of the surviving spouse will not be entitled to continue the Contract upon the death of the surviving spouse.

If any Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, any remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death. In all events, we will pay or apply the Contract's death benefit in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable.


8. NO WITHDRAWAL CHARGE RIDER

For an additional charge, a No Withdrawal Charge Rider (the "Rider") is available only with Qualified Contracts and certificates that receive favorable tax treatment under Section 401, 403, or 457 of the Code or with a SEP IRA or SIMPLE IRA under Section 408 of the Code. The Rider is not available with Non-Qualified Contracts or with a Contract issued as an IRA or Roth IRA. You may elect the Rider only on the initial Contract application, and cannot elect the Rider after the Date of Issue. You may not cancel the Rider once it is issued. We may discontinue offering the Rider at any time. The Rider may not be available in all states.

If you elect this Rider, we will not deduct any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. (See "WITHDRAWAL CHARGE") We will deduct a daily charge for the Rider from your Contract Value, equal to 0.35%, on an annual basis.

The Rider will remain in force unless it is terminated as set forth below. The Rider will automatically terminate on the earliest of:

      1.   the Valuation Date as of which the Contract is terminated; or

      2.   the Annuity Date.

      3. the Valuation Date that we receive due proof of death of the Owner (in the case of a spousal continuation, the spouse may elect the Rider if we offer it at that time).

Please remember that withdrawals and surrenders will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals also reduce your Contract Value and your death benefit. (See "DEATH BENEFITS") Certain withdrawals also may reduce the value of the guarantees provided by the GLWB Rider. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.) We encourage you to talk to your agent and carefully consider whether the No Withdrawal Charge Rider is right for you.


9. LOANS

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Code or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. Only one loan may be outstanding on a Contract at a given time. The outstanding loan must be repaid in full before the next loan may be granted. While a loan is outstanding, you may continue to make Purchase Payments to the Contract through your 403(b) or qualified plan.

The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

The maximum loan available is the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the loan, and less interest for one calendar year on the loan at the time that you make the loan.

Federal tax law further restricts the total amount of your plan loans to the lesser of (i) 50,000, reduced by the excess of the highest outstanding balance of your loans during the one-year period preceding the date of a loan, over the outstanding balance of your loans, or (ii) the greater of 50% of your plan account value or $10,000. We may defer granting a loan for six months from the date we receive the written loan request at our Service Center.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate charged is 5.5%. If your Contract is subject to ERISA, the interest rate charged is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). We are not responsible for determining whether this rate is a "reasonable interest rate" as required by ERISA and we make no representations to that effect.

While a loan is outstanding, we will credit the value securing the loan with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. This rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Options will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding. We will apply any repayment of Debt first to reduce that part of the Debt that can be attributed to interest, and then to that part of the Debt that can be attributed to principal.

You may repay the Debt in full or in part at any time prior to the Annuity Date. If the Debt equals or exceeds the Fixed Account Contract Value, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value, your interest in the Fixed Account will terminate. The termination occurs thirty-one days after we mail notice of termination to your last known address and that of any assignee of record.

If we receive a loan request at our Service Center before the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of that Valuation Date. If we receive a loan request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Accumulation Unit values determined at the end of the next Valuation Date.

Please note that if you elect the GLWB Rider, the loan privilege is not available to you. (See "GUARANTEED LIFETIME WITHDRAWAL BENEFIT")


10. TELEPHONE AND FACSIMILE TRANSACTIONS

We currently permit requests for transfers to be submitted by telephone by calling 1-800-457-8803. Before telephone transfer instructions will be honored, you must complete a telephone transfer authorization. We also currently permit requests for certain financial transaction to be submitted by facsimile at 1-785-228-4539. We reserve the right to discontinue telephone and/or facsimile requests at any time.

We will employ reasonable procedures to determine that these transactions are genuine. There are risks associated with telephone and facsimile transactions that do not occur if an original handwritten request is submitted. Anyone authorizing or making telephone or facsimile requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone or facsimile requests that we believe are genuine. We may record telephone requests.

Telephone and facsimile transactions may not always be available, and telephone and facsimile systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons (such as natural disasters, man-made disasters, or simply because of a high number of calls or facsimiles, which is likely to occur during periods of high market turbulence). These outages or slowdowns may prevent or delay our receipt and/or processing of your request. If you are experiencing problems, you should make your request in writing to our Service Center.

                        CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

      - mortality and expense risk charge,

      - contract fee;

      - withdrawal charge;

      - commutation charge;

      - premium tax;

      - administration charge;

      - Step-Up Death Benefit Charge;

      - GLWB Rider charge Rider (if applicable); and

      - No Withdrawal Charge Rider (if applicable).

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See "THE FUNDS") Subject to certain expense limitations, investment management fees and other Fund expenses are indirectly borne by you.

The fees and charges we deduct under the Contract may result in a profit to us.


A. ASSET-BASED CHARGES

1. MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 1.15%, on an annual basis, of Separate Account Contract Value. The mortality and expense risk charge reimburses us for mortality and expense risks. We deduct this charge during both the Accumulation Period and the Annuity Period.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

Our mortality risk arises from two obligations. The first obligation we assume is to pay a standard death benefit that may be greater than the Withdrawal Value. The second obligation we assume is to continue making annuity payments to the Owner for the entire life of the Annuitant under Annuity Options involving life contingencies. We assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume the risk that all administrative expenses including Contract maintenance costs, administrative costs, data processing costs, and costs of other services may exceed the mortality and expense risk charge.

We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.


2. ADMINISTRATION CHARGE

We deduct a daily charge from your Separate Account Contract Value equal to 0.15%, on an annual basis, of Separate Account Contract Value. The administration charge reimburses us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. STEP-UP DEATH BENEFIT RIDER CHARGE

If you elect the Step-Up Death Benefit Rider, we will deduct a daily charge from your Contract Value equal to 0.20%, on an annual basis, of Separate Account Contract Value. This charge covers the cost and risk of providing the benefits guaranteed by the Step-Up Death Benefit Rider. We do not assess a charge for the Step-Up Death Benefit Rider on amounts allocated to the Fixed Account.


4. GLWB RIDER CHARGE

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, we assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.50%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to 0.75%, on an annual basis, of the Lifetime Income Base on that Monthiversary.

We reserve the right to increase the GLWB Rider charge on the effective date of each Step-Up. We guarantee, however, that the monthly GLWB Rider charge will never exceed 1.00% (for GLWB Plus For One) and 1.50% (for GLWB Plus For Two), on an annual basis, of the Lifetime Income Base on each Monthiversary. We also assess a pro rata portion of the charge upon surrender or annuitization.


5. NO WITHDRAWAL CHARGE RIDER FEE

If you elect the No Withdrawal Charge Rider, we will deduct a daily charge from your Contract Value equal to 0.35%, on an annual basis, of Contract Value. We impose this charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses.

The No Withdrawal Charge Rider (the "Rider") is available only with Qualified Contracts and certificates that receive favorable tax treatment under Section 401, 403, or 457 of the Code or with a SEP IRA or SIMPLE IRA under Section 408 of the Code. The Rider is not available with Non-Qualified Contracts or with a Contract issued as an IRA or Roth IRA.


B. CONTRACT FEE

During the Accumulation Period, we deduct a quarterly contract fee from your Contract Value that is equal to $30, on an annual basis. We will waive this fee for Contracts with Contract Value of $50,000 or more as of the end of each calendar quarter we would otherwise deduct the fee.

The contract fee reimburses us for expenses incurred in establishing and maintaining Contract records. We assess the contract fee at the end of each calendar quarter and upon surrender or annuitization.

When we deduct the contract fee, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.


C. WITHDRAWAL CHARGE

We impose a withdrawal charge to reimburse us for Contract sales expense, including commissions and other distribution, promotion, and acquisition expenses. For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received.



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
We apply the withdrawal charge on each Purchase Payment (and earnings attributable to that Purchase Payment) withdrawn or surrendered during the first 6 Contribution Years following our receipt of the Purchase Payment. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment. We calculate the withdrawal charge separately for each Purchase Payment (and earnings attributable to that Purchase Payment). Total withdrawal charges assessed under a Contract will never exceed 9% of the total Purchase Payments made under the Contract.

Each Contract Year we guarantee that you can withdraw up to the Free Withdrawal Amount without incurring a withdrawal charge. We also apply the Free Withdrawal Amount upon full surrender of the Contract. The Free Withdrawal Amount, which will never be less than zero, is equal to (a + b) multiplied by 10% - c, where:

      a)   is Contract Value less Debt prior to the withdrawal or surrender;

      b) is previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges); and

      c) is previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, Non-Excess Withdrawals and Excess Withdrawals will reduce the remaining Free Withdrawal Amount in any Contract Year. See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

If you withdraw an amount in excess of the Free Withdrawal Amount, we may impose a withdrawal charge on the excess. At the time of the withdrawal or surrender, we will determine whether the amount withdrawn includes Purchase Payments (and earnings attributable to those Purchase Payments) that were made within the previous six Contribution Years. We will determine the withdrawal charge percentage for each Purchase Payment and earnings attributable to that Purchase Payment withdrawn as follows:


                                                                                 WITHDRAWAL
              CONTRIBUTION YEAR                                                    CHARGE
              ---------------------------------------------------------------    -----------
              First..........................................................            6%
              Second.........................................................            5%
              Third..........................................................            4%
              Fourth.........................................................            3%
              Fifth..........................................................            2%
              Sixth..........................................................            1%
              Seventh +......................................................            0%


WITHDRAWAL CHARGE EXAMPLE

THIS EXAMPLE ILLUSTRATES THE CALCULATION OF THE FREE WITHDRAWAL AMOUNT AND WITHDRAWAL CHARGE

      - The values shown below assume that a Contract is issued to an Owner who is 50 years old on the Date of Issue.

      - A initial Purchase Payment of $10,000 is received on the Date of Issue. No additional Purchase Payments are received and no premium taxes apply.

      - All values shown below are beginning of year (and prior to any partial withdrawal requested) except for Line (5) which is middle of year.


COLUMN      (2)         (3)           (4)            (5)            (6)          (7)         (8)           (9)          (10)
------  ---------  ------------  -------------  -------------  -----------  -----------  -----------  ------------  ------------

                                 HYPOTHETICAL
                                   CONTRACT                                              WITHDRAWAL    WITHDRAWAL
                                     VALUE                      WITHDRAWAL      FREE       WITHOUT     SUBJECT TO    WITHDRAWAL
         CONTRACT     PARTIAL       BEFORE      CONTRIBUTION      CHARGE     WITHDRAWAL  WITHDRAWAL    WITHDRAWAL      CHARGE
LINE       YEAR     WITHDRAWAL    WITHDRAWAL        YEAR            (%)        AMOUNT      CHARGE        CHARGE          ($)
------  ---------  ------------  -------------  -------------  -----------  -----------  -----------  ------------  ------------
(1)...       1                      $10,000           1           6.00%        $1,000
(2)...       2                       10,300           2           5.00%         1,030
(3)...       3        $1,000         10,700           3           4.00%         1,070       $1,000       $     0        $  0
(4)...       4           500          9,800           4           3.00%           980          500             0           0
(5)...       4         3,510          9,600           4           3.00%           510          510         3,000          90
(6)...       5                        6,300           5           2.00%           630
(7)...       6                        6,500           6           1.00%           650
(8)...       7                        7,000           7           0.00%           700
(9)...       8                        7,500           8           0.00%           750
(10)..       9                        8,000           9           0.00%           800
(11)..      10         5,000          8,500          10           0.00%           850          850         4,150           0


COLUMN      (11)
------  ------------


          CONTRACT
            VALUE
            AFTER
LINE     WITHDRAWAL
------  ------------
(1)...     $10,000
(2)...      10,300
(3)...       9,700
(4)...       9,300
(5)...       6,090
(6)...       6,300
(7)...       6,500
(8)...       7,000
(9)...       7,500
(10)..       8,000
(11)..       3,500

------------------------------
COLUMN NOTES:

Col (4) Includes the impact of Purchase Payments, partial withdrawals, contract fees and charges, and investment performance.

Col (5) A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year in which the Purchase Payment was made. In a Contract with a single Purchase Payment, Contribution Years are equal to Contract Years.

Col (6) The withdrawal charge percentage applicable to the withdrawal of a Purchase Payment (and earnings attributable to that Purchase Payment) is based on the Contribution Year of the Purchase Payment (and earnings attributable to the Purchase Payment) being withdrawn. And for purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which they were received.

Col (7) The Free Withdrawal Amount is equal to the greater of $0 and ([(a) plus (b)] x 10% minus (c)) where:

                (a) = Contract Value less Debt prior to the withdrawal or surrender

                (b) = previous partial withdrawals made during the Contract Year (whether or not subject to withdrawal charges)

                (c) = previous partial withdrawals made during the Contract Year that were not subject to withdrawal charges.

Col (8) is equal to the lesser of the partial withdrawal or surrender requested and the Free Withdrawal Amount (lesser of Column (4) and Column (8)).

Col (9) is equal to the excess of the partial withdrawal or surrender requested over the withdrawal without surrender charge (greater of $0 and (Column (4) less Column (8)). We do not impose the withdrawal charge on any Purchase Payment (or earnings attributable to that Purchase Payment) withdrawn or surrendered more than six Contribution Years following our receipt of that Purchase Payment.

Col (10) is equal to the withdrawal subject to a withdrawal charge multiplied by the applicable withdrawal charge % (Column (10) x Column (7)).

Col (11) is equal to the hypothetical contract value before withdrawal less the amount of the partial withdrawal or surrender requested (Column (5) less Column (4)).


PARTIAL WITHDRAWAL #1--EXPLANATION:

Line (3) A partial withdrawal of $1,000 is requested at the beginning of the 3rd Contract Year. The Free Withdrawal Amount is equal to $1,070 (= the greater of $0 and ([$10,700 + $0] x 10% - $0))
                using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($1,070), so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($10,700 - $1,000 = $9,700).



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PARTIAL WITHDRAWAL #2 AND PARTIAL WITHDRAWAL #3--EXPLANATION:

Line (4) A partial withdrawal of $500 is requested at the beginning of the 4th Contract Year. The Free Withdrawal Amount is equal to $980 (= the greater of $0 and ([$9,800 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal requested is less than the Free Withdrawal Amount ($980) so the entire partial withdrawal is free of withdrawal charges. The Contract Value is reduced for the amount of the partial withdrawal ($9,800 - $500 = $9,300).

Line (5) A partial withdrawal of $3,510 is requested in the middle of the 4th Contract Year. The Free Withdrawal Amount is equal to $510 (= the greater of $0 and ([$9,600 + $500] x 10% - $500))
                using the formula for Column (8) above. In this case, the Free Withdrawal Amount is adjusted for the partial withdrawal that occurred earlier in the same Contract Year. Since the partial withdrawal requested exceeds the Free Withdrawal Amount, $3,000 of the partial withdrawal request is subject to a withdrawal charge ($3,000 = $3,510 - $510). For the purpose of calculating the withdrawal charge, the Purchase Payment (and earnings attributable to the Purchase Payment) from which the partial withdrawal is being withdrawn, is in its 4th Contribution Year. Therefore, the applicable withdrawal charge percentage is 3% and the withdrawal charge is equal to $90 (= 3% x $3,000). The Contract Value is reduced for the amount of the partial withdrawal ($9,600 - $3,510 = $6,090).

                --IF AN ADDITIONAL PURCHASE PAYMENT HAD BEEN MADE TO THE
                CONTRACT: The partial withdrawal requested is less than the initial Purchase Payment (and earnings attributable to that Purchase Payment) so the entire partial withdrawal would have been assumed to be withdrawn from the initial Purchase Payment (and earnings attributable to that Purchase Payment) for purposes of calculating the withdrawal charge.


PARTIAL WITHDRAWAL #4--EXPLANATION:

Line (11)       A partial withdrawal of $5,000 is requested at the beginning of the 10th Contract Year. The Free Withdrawal Amount is equal to
                $850 (= the greater of $0 and [$8,500 + $0] x 10% - $0)) using the formula for Column (8) above. The partial withdrawal exceeds the Free Withdrawal Amount. As a result, $4,150 of the partial withdrawal request is subject to a withdrawal charge.
                However, because the amount being withdrawn is taken from a Purchase Payment (and earnings attributable to a Purchase
                Payment) that was made more than six Contribution Years prior to the partial withdrawal, no withdrawal charge is assessed.
                The Contract Value is reduced for the amount of the partial withdrawal ($8,500 - $5,000 = $3,500).

For purposes of calculating the withdrawal charge on partial withdrawals and surrenders, we assume that amounts are withdrawn from Purchase Payments and earnings attributable to those Purchase Payments in the chronological order in which they were received.

Unless you request otherwise, we deduct any applicable withdrawal charge from the amount of the partial withdrawal. This means that when a withdrawal is requested and a withdrawal charge applies, you will receive a check for less than the amount requested. If you request otherwise and a withdrawal charge applies, we will reduce your Contract Value by the withdrawal charge in addition to the dollar amount sent to you.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, please note that although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will


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calculate and impose the charge in the same manner that we would for any partial withdrawal. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a withdrawal charge even though the Contract may have been issued many years earlier. (For additional details, see "WITHDRAWALS AND SURRENDERS DURING THE ACCUMULATION PERIOD.") For example:

      - You make a $15,000 Purchase Payment in the first Contract Year.

      - You make a $10,000 Purchase Payment in the fourth Contract year.

      - In the fifth Contract Year, the $15,000 Purchase Payment (and earnings attributable to that purchase payment) is in its fifth Contribution year and the $10,000 Purchase Payment (and earnings attributable to that purchase payment) is in its second Contribution Year.

The Free Withdrawal Amount and withdrawal charge also generally apply at annuitization to amounts attributable to Purchase Payments (and earnings attributable to those Purchase Payments) in their sixth Contribution Year or earlier. However, we do not assess a withdrawal charge upon annuitization if you select Annuity Option 2, 3, 4, or 5, or if payments under Annuity Option 1 are scheduled to continue for at least ten years. See "THE ANNUITY PERIOD--ANNUITY OPTIONS" for a discussion of the Annuity Options available.

Please note that if you elect the No Withdrawal Charge Rider, we will not assess any withdrawal charge upon partial withdrawal or surrender of the Contract during the Accumulation Period or upon annuitization. See "NO WITHDRAWAL CHARGE RIDER" for a description of the Rider, including its charges and restrictions.

Currently, we anticipate withdrawal charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

For Qualified Contracts, we will waive withdrawal charges on partial withdrawals and full surrender if a Contract is surrendered in the sixth Contract Year or later and the Owner is at least 59 1/2 years old at the time of such surrender.

Subject to the terms of the qualified plan, we will also waive withdrawal charges under a Qualified Contract upon the participant's separation from service.

Currently, we do not assess withdrawal charges on required minimum distributions but reserve the right to do so. If we do assess a withdrawal charge, we will calculate and impose the charge in the same manner that we would for any partial withdrawal.

We may reduce or eliminate the withdrawal charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

Subject to certain exceptions and state approvals, withdrawal charges also are not assessed on withdrawals:

      - after you have been confined in a skilled health care facility or hospital for at least 90 consecutive days and you remain confined at the time of the request;

      - within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

      - if you become disabled.

The confinement must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your Contract. The disability must begin prior to your 66th birthday and at least two years after the later of the Date of Issue or the date the waiver


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
endorsement was added to your Contract. We must receive satisfactory proof of your disability. The proof may be a statement from your attending physician or any other proof satisfactory to us.

"Disability" is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Such disability or confinement must not be due to:

      - substance abuse, or

      - mental or personality disorder without a demonstrable organic disease (a degenerative brain disease such as Alzheimer's Disease is considered an organic disease).

"Skilled Health Care Facility" means a place which:

      - is licensed by the state, or certified if your state certifies such facilities, or operated pursuant to law if your state neither licenses nor certifies such facilities;

      - provides skilled nursing care under the supervision of a physician;

      - has twenty-four hour a day nursing services by or under the supervision of a licensed practical nurse (LPN) or a registered nurse (RN); and

      - keeps a medical record in accordance with accepted professional standards and practices for each patient.

"Hospital" means a place that is licensed by the state as a hospital and is operating within the scope of its license. If your state does not license hospitals, then "hospital" means a place that is operated as a hospital pursuant to law.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsements.


D. COMMUTATION CHARGE

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. We deduct this charge to compensate us for any losses we might incur as a result of selling assets we hold to make a lump sum payment to you and for administrative costs in processing commuted values. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.



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We will determine the present value of any remaining guaranteed Variable
Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.


E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

Each Fund's net asset value reflects the deductions of investment management fees, Rule 12b-1 fees (if applicable), and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the prospectuses for the Funds' statements of additional information.


F. STATE PREMIUM TAXES

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      - Purchase Payments when we receive them; and/or

      - Partial withdrawals or full surrender; and/or

      - Death benefits; and/or

      - Contract Value applied to an Annuity Option at the time annuity payments start; and/or

      - Annuity payments when we pay them; and/or

      - If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, monthly Settlement Payments when we pay them (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)

If we deduct premium taxes from each annuity payment or each monthly Settlement Payment when we pay them, we will reduce each payment by the premium tax percentage multiplied by the amount of each payment until we have recovered an amount equal to the premium tax that we paid.

In no case will we deduct a total of more than the premium tax that we paid.


G. REDUCTION OR ELIMINATION OF CERTAIN CHARGES

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or eliminations of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

The contract fee may be reduced or eliminated if we anticipate lower administrative expenses. In certain other circumstances, sales expenses for Contracts purchased in certain group or sponsored arrangements may be reduced or eliminated and the applicable withdrawal charges may be reduced or eliminated.

In determining whether a group or sponsored arrangement qualifies for reduced or eliminated charges, we will consider among other factors:

      - the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

      - the total amount of Purchase Payments to be received and the method in which they will be remitted;

      - any prior or existing relationship with us;

      - the level of commission paid to selling broker-dealers;



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      - the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

      - the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.




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

                             THE ANNUITY PERIOD

Contracts may be fully annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

You may annuitize any time after the Valuation Date on or next following one year from the Date of Issue. Annuity payments will begin on the Annuity Date under the Annuity Option you select. You may write to us prior to the payment of the death benefit or the first annuity payment date to request a change of the Annuity Date. Subject to state variation, the Annuity Date may not be after the Valuation Date on or next following the later of the original older Owner's or Annuitant's 90th birthday. (See "FEDERAL TAX MATTERS, 1. TAX DEFERRAL DURING ACCUMULATION PERIOD, DELAYED ANNUITY DATES".) We do not permit partial annuitization.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009 and the Maximum Annuity Date has been reached, you may choose the GLWB Rider annuitization option rather than one of the Annuity Options below. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.)


1. ANNUITY PAYMENTS

The amount of the first annuity payment depends on:

      - the selected Annuity Option; and

      - the Annuity Option rates derived from the mortality tables specified in the Contract (for Annuity options 2, 3, 4, and 5); and

      - the age and gender of the Annuitant; and

      - the Withdrawal Value on the Annuity Date; and

      - the assumed investment rate (if variable annuitization is elected);
        and

      - the guaranteed minimum interest rate for annuitizations specified in the Contract (if fixed annuitization is elected).

The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments unless prohibited under state law and excluding certain employee plans, as males are expected to have a shorter life span than females, also resulting in larger payments.

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit's value reflects the investment performance of the Subaccount(s) selected. As a result, annuity payments will vary accordingly. If the Annuity Unit Values of the Subaccount(s) in which you invest increase, the amount of your annuity payments will increase. If the Annuity Unit Values of the Subaccount(s) in which you invest decrease, the amount of your annuity payments will decrease.


2. ANNUITY OPTIONS

You may elect one of the Annuity Options. We must receive an election of an Annuity Option in writing at our Service Center at least 15 calendar days before the Annuity Date. If no Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below if there is one Annuitant on the Annuity Date or under Option 5 if there are joint Annuitants on the Annuity Date. You may change an Annuity Option before the Annuity Date. You cannot change an Annuity Option after the first annuity payment is made. We reserve the right to add additional Annuity Options in the future.



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An election before the Annuity Date will be revoked by: 1) a subsequent change of Beneficiary, or 2) an assignment of the Contract unless the assignment provides otherwise.

The Annuity Option selected must result in an initial payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If the selected Annuity Option does not produce an initial payment which meets this minimum, we reserve the right to decrease the payment frequency to quarterly, semi-annually, or annually to meet this minimum, or to make a single lump sum payment.

If you die before the Annuity Date, the Annuity Options that are available to a Beneficiary are limited. The Annuity Options available are:

      - Option 2 over the lifetime of the Beneficiary, or

      - Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least ten years as of the date that he or she elects Option 1 or Option 3.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death.

OPTION 1--INCOME FOR SPECIFIED PERIOD

Option 1 provides an annuity payable monthly for ten years. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 2--LIFE INCOME

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant's lifetime. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.

OPTION 4--JOINT AND SURVIVOR ANNUITY

Option 4 provides an annuity payable monthly while both Annuitants are living. Upon either Annuitant's death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the Annuity Option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. The greater the percentage provided to the surviving Annuitant, the lower the amount of the original payment. Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

OPTION 5--JOINT AND SURVIVOR ANNUITY WITH INSTALLMENTS GUARANTEED

Option 5 provides an annuity payable monthly for a certain period of 10 years and thereafter while either Annuitant is alive. If you must take required minimum distributions from a Qualified Contract, consult a tax advisor before selecting this Option, as it may not satisfy those requirements in all situations.




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When you are choosing an Annuity Option, you should consider that:

      - for younger Annuitants, selecting Option 2--Life Income, might result in smaller monthly payments than selecting Option 1--Income for Specified Period; for older Annuitants, selecting Option 2--Life Income, might result in larger monthly payments than selecting Option 1--Income for Specified Period.

      - selecting Option 3--Life Income with Installments Guaranteed, will result in smaller monthly payments than selecting Option 2--Life Income; however, the Owner or Beneficiary may receive more payments under Option 3 if the Annuitant dies before the end of the certain period

      - selecting Option 4--Joint and Survivor Annuity, will result in smaller monthly payments than selecting Option 2--Life Income.

In lieu of monthly payments, you may request quarterly, semi-annual, or annual payments, with our prior approval.


3. ALLOCATION OF ANNUITY

Subject to state variation, when you elect an Annuity Option, you may request that we reallocate your Contract Value on the Annuity Date among the Investment Options you choose to arrange for payments on a fixed or variable basis, or a combination of both. A reallocation on the Annuity Date will not be subject to the transfer restrictions that we would normally impose. If we do not receive an election, any Fixed Account Withdrawal Value will be annuitized on a fixed basis and any Separate Account Withdrawal Value will be annuitized on a variable basis.

Transfers among the Subaccounts during the Annuity Period are permitted subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period. You may not transfer to or from the Fixed Account during the Annuity Period.


4. FIXED ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Fixed Annuity payments. We apply an annuity factor for the Annuity Option that you selected to this value to determine the first Fixed Annuity payment. Each Fixed Annuity payment will be equal to the first regardless of investment, mortality or expense experience, unless the Annuity Option selected specifies that there is to be a reduction in payments after the death of an Annuitant.


5. VARIABLE ANNUITY PAYMENTS

We calculate the portion of the Withdrawal Value that you elected to have paid to you as Variable Annuity payments from each Subaccount. We apply an annuity factor for the Annuity Option that you selected to this value for each Subaccount to determine the first Variable Annuity payment for that Subaccount. The first Variable Annuity payment for each Subaccount is divided by the Annuity Unit value for that Subaccount to establish the number of Annuity Units per payment for that Subaccount. The number of units will not change after the initial determination unless a transfer occurs or the Annuity Option selected specifies that there is to be a reduction in payments upon the death of an Annuitant. Future Variable Annuity payments are determined by multiplying the number of Annuity Units per payment for each Subaccount by the Annuity Unit value for that Subaccount at the end of the Valuation Date that each annuity payment is due and summing the result.


6. BASIS OF ANNUITY OPTIONS

Your Contract will contain tables for each Annuity Option that show the guaranteed monthly payment for each $1,000 applied to an Annuity Option. The guaranteed monthly payments are based on an interest rate


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(or assumed investment rate if variable annuitization is elected) of 2.50% per year and, where mortality is involved, the "Annuity 2000 Table" developed by the Society of Actuaries projected using Scale G to the year 2015. We may offer annuity rates for Fixed Annuity payments that are more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. We may also offer Variable Annuity payment options based on assumed investment rates other than 2.50%, but not greater than 5.00%.

The tables that we prepare for each annuity option are calculated with an assumed investment rate of 2.50% per annum. If the actual annualized net investment rate in a Subaccount exceeds 2.50% per annum, Variable Annuity payments for that Subaccount will increase. Conversely, if the actual annualized net investment rate for a Subaccount is less than 2.50% per annum, Variable Annuity payments for that Subaccount will decrease.

ANNUITY UNIT VALUE.    Annuity Unit values are determined independently for
each Subaccount. The Annuity Unit value at the end of any Valuation Period is equal to a. multiplied by b. multiplied by c. where:

      a.   is the Annuity Unit value at the end of the preceding Valuation
           Period

      b.   is the net investment experience factor for the current Valuation
           Period

      c. is an interest factor of 0.99993235 for each calendar day in the current Valuation Period. The interest factor offsets the assumed investment rate of 2.5% per annum used in the Contract's annuity tables. A different interest factor will be used if we offer other assumed investment rates.

The net investment experience factor for a Subaccount for the current Valuation Period is equal to x. divided by y. where:

      x. Is the Subaccount's Accumulation Unit value at the end of the current Valuation Period

      y. Is the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period


7. TRANSFERS DURING THE ANNUITY PERIOD

During the Annuity Period, you may, by written request to our Service Center, transfer Contract Value from one Subaccount to another Subaccount, subject to the following limitations:

      - Transfers among Subaccounts are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

      - Your interest in a Subaccount must be transferred in increments of 25%.

      - Your annuity payments for the Subaccount you are transferring to must be at least $100 after the transfer. Your annuity payments for the Subaccount you are transferring from must be at least $100 after the transfer, unless the transfer will eliminate your interest in the Subaccount.

      - You may not transfer to or from the Fixed Account.

We calculate the number of Annuity Units per payment for the Subaccount you are transferring to, as A multiplied by B divided by C, where:

      A = The number of Annuity Units per payment for the Subaccount you are transferring from;

      B  =  The Annuity Unit value of the Subaccount you are transferring from;
      and

      C  =  The Annuity Unit value of the Subaccount you are transferring to.

TRANSFER PROCEDURES    We will make transfers pursuant to proper written or
telephone instructions to our Service Center that specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Annuity Unit values determined following our receipt of complete transfer instructions. If we receive a transfer request at our Service Center before the close of business on the Valuation Date, we will


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process the request based on Annuity Unit values determined at the end of that
Valuation Date. If we receive a transfer request at our Service Center on or after the close of business on the Valuation Date, we will process the request based on Annuity Unit values determined at the end of the next Valuation Date. If you or your authorized representative call us to request a telephone transfer but have not given instructions to us prior to the close of business on the Valuation Date, even if due to our delay in answering your call, we will consider your telephone transfer request to be received after the close of business on the Valuation Date.

We may suspend, change or terminate the transfer privilege at any time.


8. DEATH PROCEEDS

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants.

We deduct a commutation charge if you request a lump sum payment with respect to: 1) any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period; or
2) any remaining payments under Annuity Option 1. The charge is equal to the following:

For a fixed Annuity Option:

      1. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Fixed Annuity payments (as of the date of calculation), using a discount rate that is equal to the interest rate used in calculating the initial income payment plus 1%.

For a variable Annuity Option:

      1. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment; LESS

      2. the present value of any remaining guaranteed Variable Annuity payments (as of the date of calculation), using a discount rate that is equal to the assumed investment rate used in calculating the initial income payment plus 1%.

We will determine the present value of any remaining guaranteed Variable Annuity payments by applying the Annuity Unit value next determined after we receive the election to commute the remaining payments at our Service Center.

If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.




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If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      - If the Owner was the sole Owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      - If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.


9. PROTECTION OF BENEFITS

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.


10. AGE, GENDER AND SURVIVAL

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed the lesser of 3% or the maximum allowed by state law compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

In 1983, the United States Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. Unless probibited by state law and excluding employee plans affected by NORRIS, the Contracts offered by this Prospectus are based upon actuarial tables that distinguish between men and women and, thus, the Contract provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related benefits program before purchasing the Contract.




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                         PAYMENTS TO CONTRACT OWNERS

Generally, we will make any death benefit, loan, withdrawal, surrender, or annuity payment to you or effect any transfer within seven days after the Valuation Date we receive your proper request at our Service Center. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules, or regulations.

We may suspend or defer payments or transfers involving any Subaccount:

      - during any period when the New York Stock Exchange is closed,

      - when trading is restricted or the SEC determines an emergency exists, or

      - as the SEC by order may permit.

We also may defer any payment or transfer from the Fixed Account for the period permitted by law. During the deferral period, we will continue to credit interest at the current applicable interest rates. This can never be more than six months after you send us the request.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block your ability to make certain transactions and thereby refuse to accept any Purchase Payment or requests for transfers, withdrawals, surrenders, loans, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

If you have submitted a recent check or draft that has not cleared through the banking system, we have the right to defer payment of a transfer, death benefit, loan, withdrawal, surrender, or annuity payment until such check or draft has been honored.




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                             FEDERAL TAX MATTERS


A. INTRODUCTION

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


B. OUR TAX STATUS

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may charge the Separate Account to pay these taxes.


C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to the Owner or Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      - the Contract must be owned by an individual,

      - Separate Account investments must be "adequately diversified",

      - we, rather than you, must be considered the Owner of Separate Account assets for federal tax purposes, and

      - annuity payments must appropriately amortize Purchase Payments and Contract earnings.

NON-NATURAL OWNER.    As a general rule, deferred annuity contracts held by
"non-natural persons", such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural Owner. There are exceptions to this general rule for non-natural Owners. Contracts are generally treated as held by a natural person if the nominal Owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal Owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

      - certain Contracts acquired by a decedent's estate due to the death of the decedent;

      - certain Qualified Contracts;

      - certain Contracts used with structured settlement agreements; and

      - certain Contracts purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually.



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DIVERSIFICATION REQUIREMENTS.    For a Contract to be treated as an annuity for
federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the difference between the contract value and the Purchase Payments.

Although we do not control Fund investments, we expect that each Fund will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT.    In some circumstances, owners of variable contracts who
retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should generally not be treated as the owner of any assets in the Separate Account, see, however, the discussion below on Publicly Available Funds. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

PUBLICLY-AVAILABLE FUNDS.    Several of the Funds offered through the Separate
Account are also available to the general public. The IRS has ruled that investing in mutual funds shares that are "publicly-available," i.e., shares of mutual finds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with the investment control restrictions described in the previous paragraph. The IRS has ruled that most types of qualified contracts are not subject to the restrictions against investing in publicly-available mutual funds. We therefore believe that Qualified Contracts (other than those issued in connection with non-government 457 plans) may invest in publicly-available funds and remain exempt from current taxation until amounts are distributed or deemed to be distributed from the Contract. HOWEVER, IF A NON-QUALIFIED CONTRACT INVESTS IN PUBLICLY-AVAILABLE FUNDS, IT WILL NOT BE TREATED AS AN ANNUITY CONTRACT FOR FEDERAL INCOME TAX PURPOSES. For this purpose, a Contract purchased in connection with a non-government sponsored 457 plan is treated as a Non-Qualified Contract.

Accordingly, the Publicly-Available Funds under the Separate Account are intended only for Qualified Contracts. While we have established controls to avoid having a Non-qualified Contract invest in the Publicly-Available Funds, the Owner of a Non-Qualified Contract is responsible for ensuring that such an investment does not occur.

REQUIRED DISTRIBUTIONS.    In order to be treated as an annuity contract for
federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner. Specifically, Section 72(s) requires that

      (a) if any Owner dies on or after the Annuity Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and

      (b) if any Owner dies prior to the Annuity Date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death.

These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.



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The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DEFINITION OF SPOUSE UNDER FEDERAL LAW.    The right of a spouse to continue
the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT.    A transfer or assignment
of ownership of a Contract, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, or exchange, should consult a tax advisor as to the tax consequences.

DELAYED ANNUITY DATES.    If the Annuity Date occurs (or is scheduled to occur)
when the Annuitant has reached an advanced age, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the Owner of Separate Account assets.


2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract". This amount is referred to as the "income on the contract". Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

If your Contract contains a GLWB Rider, the application of certain tax rules, particularly those rules relating to distributions from your Contract, are not entirely clear. Please consult a tax advisor before taking distributions from your Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

Other rules may apply to Qualified Contracts.


3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the payment minus the exclusion amount. The exclusion amount for Variable Annuity payments is the "investment in the contract" allocated to the variable Annuity Option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for Fixed Annuity payments is the


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payment times the ratio of the investment in the contract allocated to the fixed Annuity Option and adjusted for any period certain or refund feature, to the expected value of the Fixed Annuity payments.

Once the total amount of the investment in the contract has been recovered, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.


4. TAXATION OF DEATH BENEFITS

Amounts may be distributed upon your or the Annuitant's death. Death benefits are includible in income and:

      - if distributed in a lump sum are taxed like a full withdrawal, or

      - if distributed under an Annuity Option are taxed like annuity payments.


5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

      - received on or after you reach age 59 1/2

      - received due to your disability;

      - made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death;

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated Beneficiary (within the meaning of the tax law);

      - made under a Contract purchased with a single premium when the Annuity Date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually;

      - made with annuities used with certain structured settlement agreements.

Other exceptions may apply.


6. AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more Non-Qualified deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.


7. EXCHANGE OF ANNUITY CONTRACTS

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be


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includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See "AGGREGATION OF CONTRACTS") You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.


8. PARTIAL ANNUITIZATION

Under a new tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.


D. QUALIFIED PLANS

Currently, the Contracts are also available for use in connection with retirement plans which receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code. Contracts offered for use in connection with retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Code ("Qualified Plans") are referred to as "Qualified Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Contracts. We make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. PERSONS INTENDING TO USE THE CONTRACT IN CONNECTION WITH QUALIFIED PLANS SHOULD CONSULT A TAX ADVISER.

Under the Code, qualified plans generally enjoy tax-deferred accumulation amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If the Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. The required beginning date for 401, 403 and 457 plans is the April 1 of the calendar year following the later of the year in which the Owner attains age 70 1/2 or retires. There are no required minimum distributions during the Owner's lifetime under Roth IRAs. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.



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A 10% penalty tax may apply to the taxable amount of payments from Qualified
Contracts. For Individual Retirement Annuities, the penalty tax does not apply, for example, to a payment:

      - received after you reach age 59 1/2;

      - received after your death or because of your disability; or

      - made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses, or qualified military reservist distributions. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may also be available.

Qualified Contracts are amended to conform to tax qualification requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of Qualified Plans if they are inconsistent with the Contract.


1. QUALIFIED PLAN TYPES

INDIVIDUAL RETIREMENT ANNUITIES.    The Code permits eligible individuals to
contribute to an individual retirement annuity known as an "IRA." IRAs limit the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS).    The Code allows employers to
establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAS.    The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

ROTH IRAS.    The Code permits contributions to an IRA known as a "Roth IRA."
Roth IRAs differ from other IRAs in certain respects, including:

      - Roth IRA contributions are never deductible;

      - "qualified distributions" from a Roth IRA are excludable from income;

      - mandatory distribution rules do not apply before death;

      - a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code;



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      - special eligibility requirements apply; and

      - contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion.

Any "qualified distribution", as defined in Code Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING
PLANS.    The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh" permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

TAX-SHELTERED ANNUITIES.    Code Section 403(b) permits public school employees
and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of Purchase Payments from taxable gross income. These annuity contracts are commonly referred to as "tax-sheltered annuities". If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of Purchase Payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value (see "DEATH BENEFITS"). It is possible that such death benefits could be characterized as incidental death benefits. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      - earnings on those contributions; and

      - earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or becomes disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)



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For Contracts issued after December 31, 2008, amounts attributable to contributions other than salary reduction contributions generally may not be distributed before severance of employment or occurrence of an event specified in the employer's Section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, transfers or surrenders you request from a 403(b) Contract comply with applicable tax requirements and to decline requests that are not.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT
ORGANIZATIONS.    The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.


2. DIRECT ROLLOVERS

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any distribution from such a qualified retirement plan, excluding certain amounts such as:

      - minimum distributions required under Section 401(a)(9) of the Code;

      - certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments;" and

      - hardship distributions.

Under these requirements, federal income tax equal to 20% of the taxable portion of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you (or your beneficiary) elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.


E. FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.


F. OTHER TAX ISSUES

1. FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

While no attempt is being made to discuss the federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a "generation skipping transfer tax" ("GST") when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


2. MEDICARE TAX.

Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.


3. ANNUITY PURCHASES BY RESIDENTS OF PUERTO RICO

The Internal Revenue Service has ruled that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.


4. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.


5. FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.


6. POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract Owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


G. SPECIAL TAX CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.



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
We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser before electing any optional benefit riders.

Amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect that certain optional benefits, e.g., the GLWB Rider, might have on the amount that is treated as the Contract Value for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how such optional benefits are treated for this purpose.

The death benefit under a Qualified Contract, or any optional death benefit or other optional benefit rider, may increase the amount of any required minimum distributions. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution.

If you are purchased the GLWB Rider in connection with a Qualified Contract, in certain circumstances your ability to access the withdrawal benefit may be limited by the terms of your plan and/or by applicable law.




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

                          DISTRIBUTION OF CONTRACTS

The Contracts are distributed through the principal underwriter for the Separate Account:



              GLOBAL ATLANTIC DISTRIBUTORS LLC ("DISTRIBUTOR")
    ONE FINANCIAL PLAZA, 755 MAIN STREET, 24TH FLOOR, HARTFORD, CT, 06103


The Distributor is a wholly-owned subsidiary of to Global Atlantic (Fin) Company. We reimburse the Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including: advertising expenses and other expenses of distributing the Contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS.    We and Distributor have entered into selling agreements with selling firms for the sale of the Contracts. All selling firms receive commissions and some form of non-cash compensation. Selected selling firms may receive additional compensation, including marketing allowances, persistency payments, preferred status fees and industry conference fees. These commissions and other incentives or payments, if any, are not charged directly to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS.    We and Distributor pay compensation
to all selling firms in the form of commissions and certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 6.0% of Purchase Payments. Some selling firms may elect to receive a lower commission when a Purchase Payment is made, along with annual trail commissions up to 1.00% of Account Value (less Purchase Payments received within the previous 12 months) for so long as the Contract remains in effect or as agreed in the selling agreement. Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

ADDITIONAL COMPENSATION FOR SELECTED SELLING FIRMS.    We and Distributor may
pay additional compensation to selected selling firms, including marketing allowances, persistency payments at annual rates up to 0.20% of aggregated assets under management, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative sales of our variable insurance contracts (including the Contracts). Persistency payments are periodic payments based on account values of our variable insurance contracts (including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment of the Contracts in selling firms' marketing programs, which may include marketing services and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their sales representatives with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a contract.



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

                                VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered or made available to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. It is important that each Owner provide voting instructions to us because we vote all Fund shares proportionately in accordance with instructions received from Owners. This means that we will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, or the death of an Owner. Thereafter, the payee entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, voting rights decrease as Annuity Units decrease.


                  REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each calendar quarter we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. It also shows the interest rate(s) that we are crediting upon amounts held in the Fixed Account. In addition, if you transfer amounts among the Investment Options or make additional Purchase Payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds that underlie the Subaccounts in which you invest and a list of the securities held by that Fund. Read all reports carefully. If you find any errors, please contact us promptly to correct them.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-800-457-8803. You will also be able to access your account information from our website at HTTPS://CWANNUITY.SE2.COM.

You may direct inquiries to the selling agent or may call or write to us at our Service Center.




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

                            DOLLAR COST AVERAGING

Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to other Subaccounts or from the Fixed Account to a Subaccount or Subaccounts. If you elect this program, you cannot elect Automatic Asset Rebalancing. There is no charge associated with our DCA program.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed. If you choose to participate in this program you should have the financial ability to continue making transfers through periods of fluctuating markets.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The Dollar Cost Averaging program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount. At the time Dollar Cost Averaging is elected, the total Contract Value in the Subaccount from which transfers will be made must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

      - the number of designated monthly transfers has been completed,

      - Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount is transferred,

      - we receive your written termination at our Service Center at least five business days before the next transfer date, or

      - the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.




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

                         AUTOMATIC ASSET REBALANCING

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual, or annual basis. If you elect this program, you cannot elect Dollar Cost Averaging. There is currently no charge for this service.

Under Automatic Asset Rebalancing, we will allocate your Purchase Payments and rebalance your Separate Account Contract Value monthly, quarterly, semi-annually, or annually to maintain the particular percentage allocation among the Subaccounts that you select based on your investment goals and risk tolerance. Rebalancing of your Separate Account Contract Value will occur on the initial rebalancing date you select and then each rebalancing date thereafter. The initial date you select cannot be earlier than 30 days from the Date of Issue. If based on your selected date, rebalancing would occur on a date that is not a Valuation Date, the rebalancing will occur on the Valuation Date following your selected date. You may change the frequency of Automatic Asset Rebalancing at any time.

We perform this periodic rebalancing to take account of:

     - increases and decreases in Separate Account Contract Value in each Subaccount due to Subaccount performance, and

     - increases and decreases in Separate Account Contract Value in each Subaccount due to withdrawals, transfers, and Purchase Payments.

You may elect Automatic Asset Rebalancing at any time on or after the Date of Issue by submitting a written request to our Service Center. If you elect Automatic Asset Rebalancing, you must include all Separate Account Contract Value in the program. We allocate all Purchase Payments paid under an automatic investment feature and, unless you instruct us otherwise, all other Purchase Payments in accordance with the particular percentage allocation among the Subaccounts that you have selected. The percentages that you select under Automatic Asset Rebalancing will override any prior percentage allocations that you have chosen and we will allocate all future Purchase Payments. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. We reserve the right to make changes to this program at any time.


                         SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan ("SWP") allowing you to preauthorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP exceed the Free Withdrawal Amount, we may assess the withdrawal charge on those amounts. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days' notice if we amend the SWP. The SWP may be terminated at any time by you or us. There is no charge associated with the SWP.




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

                           SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment at our Service Center. Any claim is subject to proof of interest of the assignee. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

Only our President, Vice President, Secretary, or Assistant Secretaries may change the Contract. No one else has authority to modify or waive any provision of the Contract. Any change must be in writing. At any time, we may make such changes to the Contract, without your consent, as required to make it conform with any law, regulation, or ruling issued by a government agency. We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.


                              LEGAL PROCEEDINGS

Currently, there are no legal proceedings to which we, the Separate Account or the Principal Underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      - the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries First Allmerica Life Insurance Company and Accordia Life Insurance Company) from systems managed by Athene Holdings Limited to the platform of one of our third party service providers DXC, ("the Conversion") the Company's subsidiaries expect to incur a variety of litigation-related costs. The Company's subsidiaries have received formal and informal inquiries from state regulators concerning policyholder complaints and possible violations of state insurance laws, which may result in fines, monetary settlements or proceedings. The Company's subsidiaries have also received an indemnification notice related to regulatory matters and also have been named in lawsuits involving conversion-related issues and may face additional filed or threatened claims, including from policyholders or agents. Although the ultimate legal and financial responsibility cannot be estimated at this time and the actual future expenditures to address Conversion related matters may be materially different from the amount accrued or reserved, certain liabilities are probable and can be reasonably estimated. Accordingly, Global Atlantic has recorded litigation reserve in its consolidated financial statements.


                            FINANCIAL STATEMENTS

Financial Statements for the Company and for the Separate Account are included in the Statement of Additional Information.



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
                                 APPENDIX A

                  MORE INFORMATION ABOUT THE FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 ("1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, are subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Any amounts allocated to the Fixed Account or amounts that we guarantee in excess of your Contract Value are subject to our financial strength and claim's paying ability, and are subject to the risk that the insurance company may not be able to cover, or may default on, its obligations under those guarantees.

The Fixed Account Contract Value includes:

     1.   your Purchase Payments allocated to the Fixed Account;

     2. amounts transferred from a Subaccount to the Fixed Account at your request; and

     3.   the interest credited to amounts so allocated or transferred.

We reduce the Fixed Account Contract Value when you make transfers and withdrawals from the Fixed Account, as well as when we assess Contract fees and charges against the Fixed Account.

For Contracts issued on or before December 31, 2012, the guaranteed minimum interest for amounts allocated to the Fixed Account is 2% each year for the first 10 contract years and 3% thereafter. For these Contracts, we reserve the right to not allow you to allocate Purchase Payments or transfer Contract Value to the Fixed Account if the Fixed Account interest rate applicable to such amounts would be less than or equal to 3%. For Contracts issued after December 31, 2012, the Fixed Account guaranteed minimum interest rate is at least 1% for the first 10 contract years and 1% thereafter.

We guarantee that Purchase Payments allocated and Contract Value transferred to the Fixed Account earn, on a daily basis, a minimum fixed interest rate not less than the minimum interest rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. With respect to each Purchase Payment allocation or Contract Value transfer to the Fixed Account, we reserve the right to change the rate of excess interest credited, although we will not declare or change any excess interest rate more frequently than once every twelve months. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account and whether the source of the amount is Purchase Payments allocated or Contract Value transferred. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time, and that these rates of excess interest may differ based on the source of the amount. You bear the risk that no excess interest will be credited.

We will declare a current Fixed Account interest rate for each Purchase Payment allocated and for each transfer of Contract Value to the Fixed Account. The amount allocated or transferred will be credited that rate through the end of the calendar month in which the Purchase Payment or transfer request is received and for twelve additional calendar months thereafter. At the beginning of each subsequent guarantee period of twelve calendar months, we will declare the Fixed Account interest rate applicable for that period. We reserve the right to declare the current Fixed Account interest rate based upon: the Date of Issue; the date we receive a Purchase Payment, the date of any transfer of Contract Value to the Fixed Account, and whether the source is a Purchase Payment allocated or Contract Value transferred.

While there is a loan, we will credit the portion of the Fixed Account Contract Value securing the Debt with interest at the daily equivalent of the annual loan interest rate charged reduced by 2.5%, instead of the current interest rate credited to the Fixed Account. However, this rate will never be lower than the minimum guaranteed Fixed Account interest rate.

If you elected the GLWB Rider prior to its discontinuance on June 1, 2009, you may not allocate Purchase Payments or transfer Contract Value to the Fixed Account. (See APPENDIX D--GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER.

TRANSFERS TO OR FROM THE FIXED ACCOUNT. In addition to the provisions under B. THE ACCUMULATION PERIOD--4. TRANSFERS DURING THE ACCUMULATION PERIOD in the prospectus, the following apply to transfers from the Fixed Account during the Accumulation Period:

      - The Contract provides that transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract Anniversary or, in the case of transfers in the first Contract Year, the Date of Issue. The Company is currently waiving this requirement, but reserves the right to enforce the provision in the future. We reserve the right to apply the restriction to transfers made under a systematic investment program approved by the Company.

      - The Contract provides that a transfer out of the Fixed Account is limited to an amount that equals the Fixed Account Contract Value less Debt, less any premium taxes and withdrawal charge that would apply to the total withdrawal of the Fixed Account Contract Value at the time that you make the transfer, and less interest for one calendar year on any loan at the time that you make the transfer.

      - The Company reserves the right to transfer the entire Fixed Account Contract Value if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000.

      - If you request a transfer from a specific Subaccount or from the Fixed Account, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to that Subaccount or to the Fixed Account, in the chronological order in which we received such Purchase Payments in the Contract. Otherwise, we will transfer Purchase Payments (and earnings attributable to those Purchase Payments) previously allocated or transferred to all Subaccounts and the Fixed Account in which you have an interest, in the chronological order in which we received such Purchase Payments in the Contract.

Transfers to or from the Fixed Account are also subject to the Company's then-current rules on Disruptive Trading, as may be amended from time to time. The Company reserves the right to amend its Disruptive Trading rules in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account. Transfers to and from the Fixed Account are not permitted during the Annuity Period.

               CONTRACTS ISSUED ON OR BEFORE DECEMBER 31, 2012

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $  928         9       $ 9,424       17       $20,750       25       $35,235
2...............      1,891        10        10,607       18        22,379       26        37,299
3...............      2,881        11        11,929       19        24,057       27        39,424
4...............      3,899        12        13,292       20        25,785       28        41,614
5...............      4,945        13        14,696       21        27,565       29        43,868
6...............      6,021        14        16,142       22        29,398       30        46,191
7...............      7,128        15        17,633       23        31,287
8...............      8,264        16        19,168       24        33,232


-------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 3% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $4,788         9       $5,671        17       $6,844        25        $8,401
2...............      4,901        10        5,754        18        7,019        26         8,622
3...............      5,017        11        5,896        19        7,200        27         8,851
4...............      5,136        12        6,043        20        7,385        28         9,086
5...............      5,258        13        6,194        21        7,577        29         9,328
6...............      5,382        14        6,349        22        7,774        30         9,578
7...............      5,509        15        6,510        23        7,976
8...............      5,589        16        6,675        24        8,185


-------------------------
*    Includes applicable withdrawal charges

                CONTRACTS ISSUED ON AND AFTER JANUARY 1, 2013

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $  927         9       $ 9,015       17       $17,897       25       $27,474
2...............      1,873        10        10,089       18        19,054       26        28,725
3...............      2,839        11        11,173       19        20,223       27        29,994
4...............      3,824        12        12,268       20        21,403       28        31,277
5...............      4,829        13        13,372       21        22,595       29        32,571
6...............      5,853        14        14,487       22        23,797       30        33,879
7...............      6,898        15        15,613       23        25,011
8...............      7,951        16        16,749       24        26,237


-------------------------
*    Includes applicable withdrawal charges


GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 1% GUARANTEED EACH YEAR FOR THE FIRST TEN YEARS AND 1% THEREAFTER. TERMINATION VALUES ARE BASED ON $5,000 SINGLE PREMIUM.


                   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
END OF YEAR          VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
----------------   -----------   ------   -----------   ------   -----------   ------   -----------
1...............     $4,749         9       $5,187        17       $5,369        25        $5,565
2...............      4,813        10        5,209        18        5,392        26         5,591
3...............      4,878        11        5,231        19        5,416        27         5,616
4...............      4,944        12        5,254        20        5,440        28         5,643
5...............      5,010        13        5,276        21        5,465        29         5,669
6...............      5,077        14        5,299        22        5,489        30         5,696
7...............      5,144        15        5,322        23        5,514
8...............      5,166        16        5,345        24        5,539


-------------------------
*    Includes applicable withdrawal charges

                                 APPENDIX B

     COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT


This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRA). Further information can be obtained from Commonwealth Annuity and Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590-A and 590-B (hereinafter referred to as Publication 590), INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS) AT WWW.IRS.GOV.


This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.


Please note that the information contained herein is based on current federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Information in this section is limited to federal income tax and thus does not address federal gift and estate tax (with the exception of Section R). Also, you should be aware that state tax laws may differ from federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA or Roth IRA, whichever is applicable.



A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money by submitting your request in writing to us at our Service Center. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.


B. STATUTORY REQUIREMENTS

The Contract is intended to meet the requirements of Section 408(b) of the Code, Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the Owner must be nonforfeitable.

2.    The Contract must be nontransferable by the Owner.

3.    The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2, and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your Beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated Beneficiary may receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated Beneficiary is your spouse, the Contract may be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your Beneficiaries.


C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under
      Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA (other than a Roth IRA) from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan. In addition, if you have participated in your SIMPLE IRA for at least two years, certain distributions from retirement plans (pension plan, profit-sharing plan, Keogh, 403(b), 401(k) or governmental 457, but not contributions from Roth 401(k) or Roth 403(b) accounts) are also eligible for rollover to your SIMPLE IRA.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

      Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it). Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth
      IRAs.

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for the Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for the Contract used as a SIMPLE IRA may be paid from a rollover or direct transfer from a SIMPLE IRA or, to the extent permitted by law, from another IRA or retirement plan as described above.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.


D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS


1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $6,000 for 2019. After 2019, the limit may be indexed annually in $500 increments as determined by the Secretary of Treasury to reflect cost of living increases. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 except as otherwise provided by law.


      If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.


2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $14,000 ($6,000 annual contribution for each individual, plus $1,000 for each individual who has attained age 50).


3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a.   The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

      The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.


4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows for 2019:



JOINT RETURNS: $103,000



SINGLE TAXPAYERS: $64,000



      The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, in 2019 the amount of the deductible IRA contribution is phased out for adjusted gross income between $193,000 and $203,000. These amounts may be indexed for cost of living increases in future years.


      To designate a contribution as nondeductible, you must file IRS Form 8606, NONDEDUCTIBLE IRAS. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to and including the due date of your federal income tax return, not including any extensions. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.


E. SEP IRAS


1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). In 2019, the maximum deductible employer contribution for a SEP IRA is the lesser of $56,000 (may be indexed for cost-of-living increases in future years) or 25% of compensation.


2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).


3. If a SEP IRA allows non-SEP contributions, an employee can make tax deductible contributions up to the maximum IRA limit (generally $6,000 or $7,000, depending upon age).



F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.


2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $13,000 for 2019 or $16,000 if you are over age 50. After 2019, the limits may be indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a non-elective contribution equal to 2 percent of your compensation for the year (up to $280,000 of compensation in 2019, as may be adjusted for inflation in future years). No other contributions may be made to a SIMPLE IRA.


3. Employee elective contributions and employer contributions (i.e., matching contributions and non-elective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.


G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.


H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year).

Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated Beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated Beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.


I. ROTH IRAS

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the Owner is alive. However, after the death of a Roth IRA Owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA Owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.


J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).


"Adjusted gross income" is determined under the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In 2019, if you are not covered by a retirement plan at work and you are married filing jointly, your contribution limits begin to phase out at $193,000 of modified adjusted gross income and no contributions are allowed above $203,000. If you are married filing separately and lived with your partner at least some of the year, your contribution limits begin to phase out at $0 and no contributions are allowed above $10,000. For other filers, contribution limits begin to phase out at $122,000 and no contributions are permitted above $137,000. These amounts may be indexed for cost of living increases in future years.


A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.


K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. ROLLOVERS AND TRANSFERS--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

      The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. TAXATION OF ROLLOVERS AND TRANSFERS TO ROTH IRAS--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

      In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. TRANSFERS OF EXCESS IRA CONTRIBUTIONS TO ROTH IRAS--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. TAXATION OF CONVERSIONS OF IRAS TO ROTH IRAS--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

      A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

      UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NON-QUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. SEPARATE ROTH IRAS--Due to the complexity of the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.


L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. QUALIFIED DISTRIBUTIONS--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. NONQUALIFIED DISTRIBUTIONS--A distribution from a Roth IRA which is not a qualified distribution is taxed under Code Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.


M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.


N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1.    To amounts that are rolled over or transferred tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your Beneficiary;

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums; or


5. To a distribution made during a specified time period to a reservist who is called or ordered to active duty for a period in excess of 179 days or for an indefinite period.



O. EXCISE TAX REPORTING


Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service or at www.irs.gov.

P. BORROWING

If you borrow money against your annuity contract it will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: The Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)


Q. REPORTING

We will provide you with any reports required by the Internal Revenue
Service.


R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.


S. FINANCIAL DISCLOSURE

1. We deduct a daily charge from your Separate Account Contract Value equal to 1.30%, on an annual basis, of Separate Account Contract Value. May vary if optional riders are elected.

2. An annual Contract Fee of $30.00 will be assessed against the Separate Account and Fixed Account Value each Contract Year if the Accumulated Value is less than $50,000.

3. Withdrawal charges will be assessed based on the Contract Years elapsed as described in the prospectus under the heading "Withdrawal Charge."

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value" for Separate Account Contract Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account or rates of interest as declared by Commonwealth Annuity.

                                 APPENDIX C

                       CONDENSED FINANCIAL INFORMATION
               COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A


The following tables list the Condensed Financial Information of Accumulation Unit values for Accumulation Units outstanding under the Contracts as of December 31, 2018.


Table 1 provides the Condensed Financial Information for Contracts without any optional benefit elected with a total Separate Account Charge of 1.30%.

Table 2 provides the Condensed Financial Information for Contracts with the Optional Step-Up Death Benefit Rider elected, an additional 0.20% rider charge, resulting in a Separate Account Charge of 1.50%.

Table 3 provides the Condensed Financial Information for Contracts with the No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.65%.

Table 4 provides the Condensed Financial Information for Contracts with both the Optional Step-Up Death Benefit elected and No Withdrawal Charge Rider elected, resulting in a Separate Account Charge of 1.85%.

In the tables below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

             TABLE 1--CONTRACT WITHOUT OPTIONAL BENEFITS ELECTED
  (SEPARATE ACCOUNT CHARGES OF 1.30% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                             YEAR ENDED DECEMBER 31ST
                                              ------------------------------------------------------
SUB-ACCOUNT                                      2018       2017       2016       2015        2014
--------------------------------------------  ---------  ----------  ---------  ---------  ---------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................      1.274       1.160      1.119      1.144      1.132
  End of Period.............................      1.170       1.274      1.160      1.119      1.144
Number of Units Outstanding at End of Period
  (in thousands)............................    484.403     504.175    482.956    464.414    459.632
GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND (CLASS A)
NAME CHANGED FROM GOLDMAN SACHS EQUITY GROWTH STRATEGY
   PORTFOLIO (CLASS A) ON MARCH 1, 2019
Unit Value:
  Beginning of Period.......................      1.373       1.105      1.048      1.053      1.035
  End of Period.............................      1.201       1.373      1.105      1.048      1.053
Number of Units Outstanding at End of Period
  (in thousands)............................    149.351     193.583    202.003    194.202    317.068



                                                           YEAR ENDED DECEMBER 31ST
                                              -------------------------------------------------
SUB-ACCOUNT                                      2013       2012       2011     2010      2009
--------------------------------------------  ----------  ---------  -------  --------  -------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................       1.060      0.976    1.008     0.942    0.795
  End of Period.............................       1.132      1.060    0.976     1.008    0.942
Number of Units Outstanding at End of Period
  (in thousands)............................     462.271    408.372  344.053   272.367  194.047
GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND (CLASS A)
NAME CHANGED FROM GOLDMAN SACHS EQUITY GROWTH STRATEGY
   PORTFOLIO (CLASS A) ON MARCH 1, 2019
Unit Value:
  Beginning of Period.......................       0.849      0.735    0.806     0.725    0.568
  End of Period.............................       1.035      0.849    0.735     0.806    0.725
Number of Units Outstanding at End of Period
  (in thousands)............................     289.941    297.229  240.735   191.347  139.808



                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2018       2017        2016       2015        2014
--------------------------------------------  ----------  ---------  ----------  ---------  ----------

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................       1.284      1.119       1.072      1.092       1.083
  End of Period.............................       1.154      1.284       1.119      1.072       1.092
Number of Units Outstanding at End of Period
  (in thousands)............................     626.167    713.848     700.391    720.023     702.114
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................       1.285      1.075       1.027      1.038       1.028
  End of Period.............................       1.129      1.285       1.075      1.027       1.038
Number of Units Outstanding at End of Period
  (in thousands)............................     566.363    607.363     581.284    550.014     554.022
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................       0.836      0.718       0.742      0.769       0.771
  End of Period.............................       0.766      0.836       0.718      0.742       0.769
Number of Units Outstanding at End of Period
  (in thousands)............................      69.746     66.820      60.176     62.796      49.695
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................       1.419      1.408       1.354      1.330       1.039
  End of Period.............................       1.325      1.419       1.408      1.354       1.330
Number of Units Outstanding at End of Period
  (in thousands)............................     126.737    116.808     105.656     93.449      75.039
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................       2.678      1.966       1.876      1.766       1.626
  End of Period.............................       2.701      2.678       1.966      1.876       1.766
Number of Units Outstanding at End of Period
  (in thousands)............................     125.819    124.969     139.331    129.417     181.709
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.287      1.264       1.247      1.260       1.209
  End of Period.............................       1.259      1.287       1.264      1.247       1.260
Number of Units Outstanding at End of Period
  (in thousands)............................      77.403     80.508     129.278    176.762     170.587



                                                           YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------
SUB-ACCOUNT                                     2013        2012      2011      2010      2009
--------------------------------------------  ---------  ----------  -------  --------  --------

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................      0.970       0.874    0.917     0.844     0.679
  End of Period.............................      1.083       0.970    0.874     0.917     0.844
Number of Units Outstanding at End of Period
  (in thousands)............................    728.737     673.364  585.944   491.054   294.007
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.......................      0.880       0.779    0.840     0.763     0.602
  End of Period.............................      1.028       0.880    0.779     0.840     0.763
Number of Units Outstanding at End of Period
  (in thousands)............................    528.216     477.133  380.528   325.221   248.008
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................      0.738       0.525    0.660     0.593     0.450
  End of Period.............................      0.771       0.738    0.525     0.660     0.593
Number of Units Outstanding at End of Period
  (in thousands)............................    236.228     160.259   37.490    29.358    12.695
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................      1.031       0.899    0.830     0.662     0.536
  End of Period.............................      1.039       1.031    0.899     0.830     0.662
Number of Units Outstanding at End of Period
  (in thousands)............................     48.704      36.090   17.946     4.522     1.420
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.......................      1.281       1.077    1.258     1.026     0.614
  End of Period.............................      1.626       1.281    1.077     1.258     1.026
Number of Units Outstanding at End of Period
  (in thousands)............................    165.749     149.004   73.248   195.315     3.368
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.241       1.178    1.116     1.055     0.932
  End of Period.............................      1.209       1.241    1.178     1.116     1.055
Number of Units Outstanding at End of Period
  (in thousands)............................    188.407     199.007  165.413    58.311    45.730



                                                              YEAR ENDED DECEMBER 31ST
                                              ------------------------------------------------------
SUB-ACCOUNT                                      2018       2017       2016       2015       2014
--------------------------------------------  ---------  ----------  ---------  ---------  ---------

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.907       1.593      1.448      1.453      1.301
  End of Period.............................      1.790       1.907      1.593      1.448      1.453
Number of Units Outstanding at End of Period
  (in thousands)............................     46.816      71.257     70.089     37.125     44.611
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.288       1.154      1.121      1.205      1.175
  End of Period.............................      1.216       1.288      1.154      1.121      1.205
Number of Units Outstanding at End of Period
  (in thousands)............................     32.024      32.574     40.368     20.273     15.639
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.915       0.922      0.934      0.946      0.958
  End of Period.............................      0.916       0.915      0.922      0.934      0.946
Number of Units Outstanding at End of Period
  (in thousands)............................    320.912     307.478    286.052  1,598.743  1,304.363
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      2.065       1.648      1.646      1.760      1.605
  End of Period.............................      1.949       2.065      1.648      1.646      1.760
Number of Units Outstanding at End of Period
  (in thousands)............................     14.354      19.946     37.442     69.971     81.322
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.174       1.172      1.176      1.196      1.213
  End of Period.............................      1.176       1.174      1.172      1.176      1.196
Number of Units Outstanding at End of Period
  (in thousands)............................    143.735     140.422    194.650    365.787    411.454
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.425       1.318      1.200      1.274      1.146
  End of Period.............................      1.284       1.425      1.318      1.200      1.274
Number of Units Outstanding at End of Period
  (in thousands)............................     82.908      91.771     89.743    109.009    117.246



                                                           YEAR ENDED DECEMBER 31ST
                                              ------------------------------------------------
SUB-ACCOUNT                                      2013       2012      2011     2010      2009
--------------------------------------------  ---------  ---------  --------  -------  -------

GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.000      0.876     0.873    0.769    0.617
  End of Period.............................      1.301      1.000     0.876    0.873    0.769
Number of Units Outstanding at End of Period
  (in thousands)............................     37.458     58.890    48.847   35.549   30.602
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.048      1.000       N/A      N/A      N/A
  End of Period.............................      1.175      1.048       N/A      N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      0.808     16.805       N/A      N/A      N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.971      0.984     0.997    1.010    1.021
  End of Period.............................      0.958      0.971     0.984    0.997    1.010
Number of Units Outstanding at End of Period
  (in thousands)............................    646.085  1,186.090   811.717   33.204   14.544
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.230      1.043     1.101    0.934    0.597
  End of Period.............................      1.605      1.230     1.043    1.101    0.934
Number of Units Outstanding at End of Period
  (in thousands)............................     79.712     78.414    72.538   41.247   36.268
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.224      1.206     1.149    1.107    1.054
  End of Period.............................      1.213      1.224     1.206    1.149    1.107
Number of Units Outstanding at End of Period
  (in thousands)............................    356.584    393.780   416.427  104.957   32.971
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.874      0.745     0.814    0.744    0.639
  End of Period.............................      1.146      0.874     0.745    0.814    0.744
Number of Units Outstanding at End of Period
  (in thousands)............................    100.824     94.410    99.257  101.748  197.435



                                                             YEAR ENDED DECEMBER 31ST
                                              ------------------------------------------------------
SUB-ACCOUNT                                     2018        2017       2016       2015        2014
--------------------------------------------  ---------  ---------  ----------  ---------  ---------

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.880      1.718       1.536      1.721      1.539
  End of Period.............................      1.657      1.880       1.718      1.536      1.721
Number of Units Outstanding at End of Period
  (in thousands)............................     18.257     19.185      18.716     62.390     17.027
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.945      1.772       1.460      1.517      1.440
  End of Period.............................      1.750      1.945       1.772      1.460      1.517
Number of Units Outstanding at End of Period
  (in thousands)............................     59.998     57.604      54.090     47.426     39.575
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      2.021      1.570       1.565      1.537      1.373
  End of Period.............................      1.968      2.021       1.570      1.565      1.537
Number of Units Outstanding at End of Period
  (in thousands)............................     59.082     74.587      75.824     82.009     79.019
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON
   APRIL 23, 2018)
Unit Value:
  Beginning of Period.......................      0.999      0.802       0.836      0.841      0.923
  End of Period.............................      0.822      0.999       0.802      0.836      0.841
Number of Units Outstanding at End of Period
  (in thousands)............................     53.378     63.624      64.994     59.448     55.521
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.872      1.531       1.405      1.429      1.246
  End of Period.............................      1.730      1.872       1.531      1.405      1.429
Number of Units Outstanding at End of Period
  (in thousands)............................     14.527     22.715      34.498     35.950     78.607
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................      1.412      1.385       1.345      1.365      1.302
  End of Period.............................      1.379      1.412       1.385      1.345      1.365
Number of Units Outstanding at End of Period
  (in thousands)............................    240.860    303.245     347.042    239.731    223.668



                                                           YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------
SUB-ACCOUNT                                      2013       2012       2011     2010      2009
--------------------------------------------  ----------  ---------  --------  -------  --------

GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.176      1.009     1.097    1.000       N/A
  End of Period.............................       1.539      1.176     1.009    1.097       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       8.728      0.082     0.386    0.083       N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.078      0.971     0.979    0.764     0.608
  End of Period.............................       1.440      1.078     0.971    0.979     0.764
Number of Units Outstanding at End of Period
  (in thousands)............................      36.825     30.869    26.357  161.646     4.392
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.054      0.893     0.931    0.854     0.586
  End of Period.............................       1.373      1.054     0.893    0.931     0.854
Number of Units Outstanding at End of Period
  (in thousands)............................      90.406    105.061   104.385  103.855   134.636
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON
   APRIL 23, 2018)
Unit Value:
  Beginning of Period.......................       0.756      0.633     0.756    0.696     0.549
  End of Period.............................       0.923      0.756     0.633    0.756     0.696
Number of Units Outstanding at End of Period
  (in thousands)............................      78.265     55.627    45.546   29.017    24.896
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       0.920      0.817     0.796    0.717     0.601
  End of Period.............................       1.246      0.920     0.817    0.796     0.717
Number of Units Outstanding at End of Period
  (in thousands)............................      19.373     15.789     9.500   28.596     4.853
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................       1.351      1.293     1.232    1.146     0.982
  End of Period.............................       1.302      1.351     1.293    1.232     1.146
Number of Units Outstanding at End of Period
  (in thousands)............................     196.503    275.733   288.183   95.053    17.037



                                                              YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2018        2017        2016        2015        2014
--------------------------------------------  ----------  ----------  ----------  ----------  ---------

AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................       0.766       0.620       0.634       0.627      0.679
  End of Period.............................       0.582       0.766       0.620       0.634      0.627
Number of Units Outstanding at End of Period
  (in thousands)............................     259.974     283.129      75.161      71.624     26.963
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................       2.253       1.706       1.627       1.675      1.733
  End of Period.............................       2.199       2.253       1.706       1.627      1.675
Number of Units Outstanding at End of Period
  (in thousands)............................      53.960      76.318      80.521      95.324    104.685
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................       2.070       1.859       1.509       1.621      1.508
  End of Period.............................       1.731       2.070       1.859       1.509      1.621
Number of Units Outstanding at End of Period
  (in thousands)............................      73.271      80.903     120.610      97.969    101.149
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       2.137       1.780       1.674       1.689      1.533
  End of Period.............................       1.969       2.137       1.780       1.674      1.689
Number of Units Outstanding at End of Period
  (in thousands)............................   1,061.998     966.018     976.493     813.029    688.247
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       2.158       2.047       1.696       1.757      1.696
  End of Period.............................       1.847       2.158       2.047       1.696      1.757
Number of Units Outstanding at End of Period
  (in thousands)............................      79.905      78.768      89.684      74.871     74.485
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.975       1.776       1.529       1.618      1.511
  End of Period.............................       1.783       1.975       1.776       1.529      1.618
Number of Units Outstanding at End of Period
  (in thousands)............................     591.031     543.666     444.572     365.796    382.705



                                                           YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------
SUB-ACCOUNT                                     2013        2012       2011      2010      2009
--------------------------------------------  ---------  ----------  --------  --------  --------

AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................      0.561       0.497     0.625     0.608     0.458
  End of Period.............................      0.679       0.561     0.497     0.625     0.608
Number of Units Outstanding at End of Period
  (in thousands)............................     29.959      43.403    30.875    22.738    11.725
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................      1.208       1.067     1.037     0.769     0.552
  End of Period.............................      1.733       1.208     1.067     1.037     0.769
Number of Units Outstanding at End of Period
  (in thousands)............................    106.703     126.058    87.405    17.725     7.393
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period.......................      1.110       0.949     1.052     0.842     0.598
  End of Period.............................      1.508       1.110     0.949     1.052     0.842
Number of Units Outstanding at End of Period
  (in thousands)............................    175.963      64.890    48.380    12.706     0.406
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.186       1.035     1.078     1.000       N/A
  End of Period.............................      1.533       1.186     1.035     1.078       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................    599.213     423.197   277.829    59.642       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.246       1.064     1.096     1.000       N/A
  End of Period.............................      1.696       1.246     1.064     1.096       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     52.692      13.380     8.845     0.013       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.198       1.036     1.045     1.000       N/A
  End of Period.............................      1.511       1.198     1.036     1.045       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................    412.756      34.610    37.378     0.047       N/A



                                                               YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                      2018        2017       2016        2015        2014
--------------------------------------------  ----------  ----------  ---------  ----------  ----------

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.375       1.258      1.217       1.239       1.206
  End of Period.............................       1.313       1.375      1.258       1.217       1.239
Number of Units Outstanding at End of Period
  (in thousands)............................          --       1.149      0.983       0.788       0.678
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.497       1.344      1.294       1.318       1.282
  End of Period.............................       1.414       1.497      1.344       1.294       1.318
Number of Units Outstanding at End of Period
  (in thousands)............................          --          --      2.514       2.311       2.097
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.547       1.365      1.310       1.334       1.294
  End of Period.............................       1.446       1.547      1.365       1.310       1.334
Number of Units Outstanding at End of Period
  (in thousands)............................      59.918      59.451     43.563       6.128      11.338
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.611       1.404      1.344       1.368       1.326
  End of Period.............................       1.494       1.611      1.404       1.344       1.368
Number of Units Outstanding at End of Period
  (in thousands)............................      69.351      68.208     66.524     129.545     129.044
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.710       1.474      1.409       1.435       1.386
  End of Period.............................       1.574       1.710      1.474       1.409       1.435
Number of Units Outstanding at End of Period
  (in thousands)............................     257.172     156.763    116.655      62.435      52.421
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.785       1.498      1.427       1.454       1.406
  End of Period.............................       1.620       1.785      1.498       1.427       1.454
Number of Units Outstanding at End of Period
  (in thousands)............................      92.381      69.846     63.651      58.551      44.767



                                                           YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------
SUB-ACCOUNT                                     2013        2012       2011      2010      2009
--------------------------------------------  ---------  ----------  --------  --------  -------

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.116       1.034     1.049     1.000      N/A
  End of Period.............................      1.206       1.116     1.034     1.049      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      0.577       0.479     0.310     0.089      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.147       1.042     1.060     1.000      N/A
  End of Period.............................      1.282       1.147     1.042     1.060      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      1.799       1.483     0.960     0.208      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.149       1.040     1.060     1.000      N/A
  End of Period.............................      1.294       1.149     1.040     1.060      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     15.113      12.429    10.055     1.499      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.161       1.041     1.068     1.000      N/A
  End of Period.............................      1.326       1.161     1.041     1.068      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................    128.885      95.410    73.672    18.414      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.173       1.036     1.074     1.000      N/A
  End of Period.............................      1.386       1.173     1.036     1.074      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     24.860      14.014     5.225     0.214      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.173       1.032     1.076     1.000      N/A
  End of Period.............................      1.406       1.173     1.032     1.076      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     30.915      31.606    22.162    18.744      N/A



                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                     2018        2017        2016        2015       2014
--------------------------------------------  ---------  ----------  ----------  ----------  ---------

FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.872       1.541       1.466       1.493      1.445
  End of Period.............................      1.672       1.872       1.541       1.466      1.493
Number of Units Outstanding at End of Period
  (in thousands)............................    141.909     128.168     100.206      73.861     54.416
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.885       1.549       1.473       1.500      1.451
  End of Period.............................      1.672       1.885       1.549       1.473      1.500
Number of Units Outstanding at End of Period
  (in thousands)............................    529.768     572.174     631.329     631.295    348.277
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.898       1.559       1.482       1.510      1.461
  End of Period.............................      1.683       1.898       1.559       1.482      1.510
Number of Units Outstanding at End of Period
  (in thousands)............................     17.365      19.072      18.163      16.667     17.491
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.902       1.563       1.486       1.514      1.465
  End of Period.............................      1.687       1.902       1.563       1.486      1.514
Number of Units Outstanding at End of Period
  (in thousands)............................     45.680      41.931      73.609      75.343     72.695
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      1.236       1.156       1.124       1.145      1.121
  End of Period.............................      1.192       1.236       1.156       1.124      1.145
Number of Units Outstanding at End of Period
  (in thousands)............................         --          --       3.219       3.223         --
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................      2.696       2.035       2.061       1.982      1.794
  End of Period.............................      2.985       2.696       2.035       2.061      1.982
Number of Units Outstanding at End of Period
  (in thousands)............................    133.454     150.303     135.631     144.164    130.193



                                                            YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------
SUB-ACCOUNT                                      2013        2012       2011      2010     2009
--------------------------------------------  ----------  ----------  --------  --------  -------

FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.176       1.022     1.081     1.000      N/A
  End of Period.............................       1.445       1.176     1.022     1.081      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      63.806      18.037     6.221        --      N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.176       1.022     1.082     1.000      N/A
  End of Period.............................       1.451       1.176     1.022     1.082      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     142.159      41.805    14.886     2.356      N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.177       1.019     1.083     1.000      N/A
  End of Period.............................       1.461       1.177     1.019     1.083      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      16.488       8.942     3.294     0.667      N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.177       1.016     1.085     1.000      N/A
  End of Period.............................       1.465       1.177     1.016     1.085      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      52.982      19.884    13.608     8.338      N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.079       1.029     1.029     1.000      N/A
  End of Period.............................       1.121       1.079     1.029     1.029      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       0.369       0.197        --        --      N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.321       1.122     1.115     1.000      N/A
  End of Period.............................       1.794       1.321     1.122     1.115      N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     162.635     238.541   193.920    10.646      N/A



                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2018        2017        2016        2015      2014
--------------------------------------------  ----------  ----------  ----------  ---------  ---------

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       2.318       1.934       1.756      1.761      1.575
  End of Period.............................       2.180       2.318       1.934      1.756      1.761
Number of Units Outstanding at End of Period
  (in thousands)............................     995.015     899.948     738.361    607.565    418.871
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       2.041       1.716       1.553      1.600      1.528
  End of Period.............................       1.717       2.041       1.716      1.553      1.600
Number of Units Outstanding at End of Period
  (in thousands)............................     366.519     368.293     376.607    325.975    317.421
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.554       1.211       1.295      1.270      1.403
  End of Period.............................       1.302       1.554       1.211      1.295      1.270
Number of Units Outstanding at End of Period
  (in thousands)............................      23.875      18.778      14.401     29.801      8.438
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.291       1.216       1.141      1.178      1.155
  End of Period.............................       1.238       1.291       1.216      1.141      1.178
Number of Units Outstanding at End of Period
  (in thousands)............................     465.128     497.709     509.011    463.583    468.005
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       1.506       1.391       1.236      1.347      1.305
  End of Period.............................       1.422       1.506       1.391      1.236      1.347
Number of Units Outstanding at End of Period
  (in thousands)............................   1,195.856   1,191.966   1,181.684  1,112.090  1,176.733
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       1.541       1.437       1.298      1.365      1.308
  End of Period.............................       1.350       1.541       1.437      1.298      1.365
Number of Units Outstanding at End of Period
  (in thousands)............................     871.262     820.711     717.021    642.894    637.112



                                                            YEAR ENDED DECEMBER 31ST
                                              ----------------------------------------------------
SUB-ACCOUNT                                      2013        2012       2011      2010      2009
--------------------------------------------  ----------  ----------  --------  --------  --------

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.209       1.060     1.063     1.000       N/A
  End of Period.............................       1.575       1.209     1.060     1.063       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     162.709      34.926    11.997        --       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.140       1.008     1.146     1.000       N/A
  End of Period.............................       1.528       1.140     1.008     1.146       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     296.168     246.325   135.562   101.305       N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.092       0.919     1.127     1.000       N/A
  End of Period.............................       1.403       1.092     0.919     1.127       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       7.342       1.558     0.721   117.725       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.......................       1.170       1.075     1.043     1.000       N/A
  End of Period.............................       1.155       1.170     1.075     1.043       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     308.093     446.255   216.352     6.761       N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       1.160       1.043     1.032     0.928     0.694
  End of Period.............................       1.305       1.160     1.043     1.032     0.928
Number of Units Outstanding at End of Period
  (in thousands)............................   1,055.510   1,004.678   848.228   502.176   275.823
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       1.039       0.928     0.969     0.877     0.721
  End of Period.............................       1.308       1.039     0.928     0.969     0.877
Number of Units Outstanding at End of Period
  (in thousands)............................     540.989     460.974   432.360   201.454   133.519



                                                               YEAR ENDED DECEMBER 31ST
                                              ---------------------------------------------------------
SUB-ACCOUNT                                     2018        2017        2016        2015        2014
--------------------------------------------  ---------  ----------  ----------  ----------  ----------

FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................      1.421       1.329       1.160       1.236       1.169
  End of Period.............................      1.275       1.421       1.329       1.160       1.236
Number of Units Outstanding at End of Period
  (in thousands)............................    176.630     193.143     203.109     104.134      85.632
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................      1.903       1.743       1.356       1.484       1.495
  End of Period.............................      1.637       1.903       1.743       1.356       1.484
Number of Units Outstanding at End of Period
  (in thousands)............................     77.383      75.296     102.056      73.893      87.748
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................      1.239       1.060       0.979       1.061       1.106
  End of Period.............................      1.042       1.239       1.060       0.979       1.061
Number of Units Outstanding at End of Period
  (in thousands)............................     89.373      90.580      87.976      84.077      71.612
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................      1.752       1.397       1.387       1.342       1.257
  End of Period.............................      1.662       1.752       1.397       1.387       1.342
Number of Units Outstanding at End of Period
  (in thousands)............................     15.249      13.032      12.410      11.168      10.588
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................      1.590       1.427       1.314       1.417       1.331
  End of Period.............................      1.418       1.590       1.427       1.314       1.417
Number of Units Outstanding at End of Period
  (in thousands)............................    128.242     134.206     146.467     137.657     137.743
INVESCO V.I. HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM INVESCO V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2018)
Unit Value:
  Beginning of Period.......................      2.039       1.787       2.051       2.019       1.714
  End of Period.............................      2.025       2.039       1.787       2.051       2.019
Number of Units Outstanding at End of Period
  (in thousands)............................    121.892     151.637     156.850     156.879     192.098



                                                            YEAR ENDED DECEMBER 31ST
                                              ----------------------------------------------------
SUB-ACCOUNT                                      2013        2012       2011      2010      2009
--------------------------------------------  ----------  ----------  --------  --------  --------

FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       0.924       0.819     0.839     0.764     0.614
  End of Period.............................       1.169       0.924     0.819     0.839     0.764
Number of Units Outstanding at End of Period
  (in thousands)............................      75.587     105.780   119.274    86.449    55.041
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       1.112       0.951     1.001     0.791     0.621
  End of Period.............................       1.495       1.112     0.951     1.001     0.791
Number of Units Outstanding at End of Period
  (in thousands)............................      79.808      88.781    75.567    38.192    27.518
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.......................       0.857       0.717     0.781     0.737     0.569
  End of Period.............................       1.106       0.857     0.717     0.781     0.737
Number of Units Outstanding at End of Period
  (in thousands)............................      54.076      43.024    60.909    22.438     6.808
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................       0.911       1.000       N/A       N/A       N/A
  End of Period.............................       1.257       0.911       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................       9.021       7.400       N/A       N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................       1.046       0.933     0.948     0.879     0.696
  End of Period.............................       1.331       1.046     0.933     0.948     0.879
Number of Units Outstanding at End of Period
  (in thousands)............................     136.075     120.981   113.984   111.532   137.605
INVESCO V.I. HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM INVESCO V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2018)
Unit Value:
  Beginning of Period.......................       1.239       1.041     1.017     1.000       N/A
  End of Period.............................       1.714       1.239     1.041     1.017       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     244.423      57.770    59.054     0.137       N/A



                                                              YEAR ENDED DECEMBER 31ST
                                              --------------------------------------------------------
SUB-ACCOUNT                                      2018        2017        2016        2015      2014
--------------------------------------------  ----------  ----------  ----------  ---------  ---------

INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................       1.186       1.048       0.938      0.993      1.000
  End of Period.............................       1.035       1.186       1.048      0.938      0.993
Number of Units Outstanding at End of Period
  (in thousands)............................      50.376      41.969      33.253      5.970      0.997
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       2.415       1.925       1.740      1.699      1.533
  End of Period.............................       2.367       2.415       1.925      1.740      1.699
Number of Units Outstanding at End of Period
  (in thousands)............................     192.112     169.183     179.242    131.868     79.594
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       2.171       1.692       1.682      1.522      1.422
  End of Period.............................       2.180       2.171       1.692      1.682      1.522
Number of Units Outstanding at End of Period
  (in thousands)............................     212.247     210.608     234.118    214.116    171.463
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.849       1.648       1.406      1.479      1.382
  End of Period.............................       1.572       1.849       1.648      1.406      1.479
Number of Units Outstanding at End of Period
  (in thousands)............................     273.084     276.734     281.621    244.521    225.663
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       2.100       1.684       1.568      1.624      1.779
  End of Period.............................       2.037       2.100       1.684      1.568      1.624
Number of Units Outstanding at End of Period
  (in thousands)............................     108.202     128.361     113.257     87.042     77.923
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.798       1.591       1.449      1.723      1.552
  End of Period.............................       1.789       1.798       1.591      1.449      1.723
Number of Units Outstanding at End of Period
  (in thousands)............................     147.805     140.456     124.977    126.159    158.300



                                                            YEAR ENDED DECEMBER 31ST
                                              ----------------------------------------------------
SUB-ACCOUNT                                      2013        2012       2011      2010      2009
--------------------------------------------  ----------  ----------  --------  --------  --------

INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.......................         N/A         N/A       N/A       N/A       N/A
  End of Period.............................         N/A         N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................         N/A         N/A       N/A       N/A       N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.177       1.019     1.050     0.847     0.594
  End of Period.............................       1.533       1.177     1.019     1.050     0.847
Number of Units Outstanding at End of Period
  (in thousands)............................      75.826      68.811    62.508    50.976    42.666
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.101       0.900     0.980     0.933     0.647
  End of Period.............................       1.422       1.101     0.900     0.980     0.933
Number of Units Outstanding at End of Period
  (in thousands)............................     173.414     392.438   175.509   123.968    76.802
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................       1.113       1.018     1.063     0.934     0.712
  End of Period.............................       1.382       1.113     1.018     1.063     0.934
Number of Units Outstanding at End of Period
  (in thousands)............................     206.274     197.568   172.712   150.107   146.417
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.276       1.069     1.210     1.000       N/A
  End of Period.............................       1.779       1.276     1.069     1.210       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................     148.034      28.690    46.961     4.574       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period.......................       1.308       1.171     1.114     1.000       N/A
  End of Period.............................       1.552       1.308     1.171     1.114       N/A
Number of Units Outstanding at End of Period
  (in thousands)............................      93.277      90.406   136.877     2.899       N/A



                                                              YEAR ENDED DECEMBER 31ST
                                              -------------------------------------------------------
SUB-ACCOUNT                                      2018       2017       2016        2015       2014
--------------------------------------------  ---------  ----------  ---------  ---------  ----------

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.061       0.987      0.952      0.959       0.900
  End of Period.............................      0.989       1.061      0.987      0.952       0.959
Number of Units Outstanding at End of Period
  (in thousands)............................    246.283     248.287    247.525    253.286     264.566
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.710       1.271      1.290      1.261       1.251
  End of Period.............................      1.462       1.710      1.271      1.290       1.261
Number of Units Outstanding at End of Period
  (in thousands)............................    496.052     516.983    508.913    575.150     477.894
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.365       1.304      1.243      1.292       1.277
  End of Period.............................      1.286       1.365      1.304      1.243       1.292
Number of Units Outstanding at End of Period
  (in thousands)............................    196.800     240.986    252.366    276.733     347.530
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.987       1.768      1.522      1.642       1.490
  End of Period.............................      1.755       1.987      1.768      1.522       1.642
Number of Units Outstanding at End of Period
  (in thousands)............................    387.926     326.056    276.990    179.166     117.185
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................      1.625       1.459      1.272      1.376       1.214
  End of Period.............................      1.291       1.625      1.459      1.272       1.376
Number of Units Outstanding at End of Period
  (in thousands)............................    115.456     147.057    186.824    167.234     167.548
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................      2.065       1.609      1.571      1.566       1.450
  End of Period.............................      1.906       2.065      1.609      1.571       1.566
Number of Units Outstanding at End of Period
  (in thousands)............................    263.601     242.314    249.951    282.755     298.833


                                                           YEAR ENDED DECEMBER 31ST
                                              -------------------------------------------------
SUB-ACCOUNT                                     2013        2012      2011     2010      2009
--------------------------------------------  ---------  ---------  --------  -------  --------

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.808      0.730     0.737    0.663     0.552
  End of Period.............................      0.900      0.808     0.730    0.737     0.663
Number of Units Outstanding at End of Period
  (in thousands)............................    264.812    312.593   284.490  249.744   119.917
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      0.998      0.836     0.926    0.811     0.590
  End of Period.............................      1.251      0.998     0.836    0.926     0.811
Number of Units Outstanding at End of Period
  (in thousands)............................    520.725    419.215   403.251  321.968   269.340
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.299      1.163     1.170    1.033     0.884
  End of Period.............................      1.277      1.299     1.163    1.170     1.033
Number of Units Outstanding at End of Period
  (in thousands)............................    520.435    577.767   167.046  230.191    41.064
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period.......................      1.073      0.924     0.959    0.790     0.584
  End of Period.............................      1.490      1.073     0.924    0.959     0.790
Number of Units Outstanding at End of Period
  (in thousands)............................     83.745     58.362    50.246   51.968    23.148
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period.......................      0.927      0.847     0.912    0.783     0.634
  End of Period.............................      1.214      0.927     0.847    0.912     0.783
Number of Units Outstanding at End of Period
  (in thousands)............................    133.593    156.417   145.482  129.451    84.029
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period.......................      1.031      0.976     1.012    0.853     0.598
  End of Period.............................      1.450      1.031     0.976    1.012     0.853
Number of Units Outstanding at End of Period
  (in thousands)............................    295.048    293.968   269.437  258.296   221.457

    TABLE 2--CONTRACT WITH OPTIONAL STEP-UP DEATH BENEFIT OPTION ELECTED (SEPARATE ACCOUNT CHARGES OF 1.50% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                        YEAR ENDED DECEMBER 31ST
                                    ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2018     2017      2016      2015      2014      2013     2012      2011      2010      2009
----------------------------------  -------   -------  --------  --------  --------  -------   -------  --------  --------  --------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.247     1.139     1.100     1.127     1.118    1.048     0.968     1.001     0.937     0.793
  End of Period...................    1.144     1.247     1.139     1.100     1.127    1.118     1.048     0.968     1.001     0.937
Number of Units Outstanding at End of Period
  (in thousands)..................       --        --        --        --        --       --        --        --        --        --
GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND (CLASS A)
NAME CHANGED FROM GOLDMAN SACHS EQUITY GROWTH STRATEGY
   PORTFOLIO (CLASS A) ON MARCH 1, 2019
Unit Value:
  Beginning of Period.............    1.345     1.084     1.030     1.037     1.022    0.840     0.729     0.800     0.721     0.566
  End of Period...................    1.174     1.345     1.084     1.030     1.037    1.022     0.840     0.729     0.800     0.721
Number of Units Outstanding at End of Period
  (in thousands)..................       --        --        --        --        --       --        --        --        --        --
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.257     1.098     1.054     1.076     1.069    0.959     0.866     0.911     0.840     0.677
  End of Period...................    1.127     1.257     1.098     1.054     1.076    1.069     0.959     0.866     0.911     0.840
Number of Units Outstanding at End of Period
  (in thousands)..................       --        --        --        --        --       --        --        --        --        --
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.258     1.055     1.010     1.023     1.015    0.871     0.772     0.834     0.760     0.600
  End of Period...................    1.103     1.258     1.055     1.010     1.023    1.015     0.871     0.772     0.834     0.760
Number of Units Outstanding at End of Period
  (in thousands)..................  137.183   137.183   137.183   137.183   136.249  136.249   136.249   136.249   136.249   117.390
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.............    0.819     0.705     0.729     0.757     0.761    0.730     0.520     0.656     0.591     0.449
  End of Period...................    0.748     0.819     0.705     0.729     0.757    0.761     0.730     0.520     0.656     0.591
Number of Units Outstanding at End of Period
  (in thousands)..................       --        --        --        --        --       --        --        --        --        --
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.............    1.390     1.382     1.331     1.310     1.026    1.020     0.891     0.824     0.658     0.534
  End of Period...................    1.295     1.390     1.382     1.331     1.310    1.026     1.020     0.891     0.824     0.658
Number of Units Outstanding at End of Period
  (in thousands)..................       --        --        --        --        --       --        --        --        --        --


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2018      2017     2016      2015     2014      2013     2012      2011     2010      2009
--------------------------------------  -------  --------  -------  --------  -------  --------  -------  -------   -------  -------

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.................    2.623     1.929    1.845     1.740    1.605     1.267    1.068    1.250     1.021    0.612
  End of Period.......................    2.640     2.623    1.929     1.845    1.740     1.605    1.267    1.068     1.250    1.021
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --       --        --       --
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.260     1.240    1.226     1.241    1.193     1.228    1.168    1.109     1.050    0.930
  End of Period.......................    1.231     1.260    1.240     1.226    1.241     1.193    1.228    1.168     1.109    1.050
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --       --        --       --
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.867     1.563    1.424     1.432    1.284     0.989    0.869    0.867     0.766    0.616
  End of Period.......................    1.750     1.867    1.563     1.424    1.432     1.284    0.989    0.869     0.867    0.766
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --       --        --       --
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.274     1.143    1.112     1.199    1.171     1.047      N/A      N/A       N/A      N/A
  End of Period.......................    1.200     1.274    1.143     1.112    1.199     1.171    1.047      N/A       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --      N/A       N/A      N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    0.895     0.904    0.918     0.932    0.946     0.960    0.975    0.990     1.005    1.019
  End of Period.......................    0.895     0.895    0.904     0.918    0.932     0.946    0.960    0.975     0.990    1.005
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --       --        --       --
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    2.022     1.617    1.619     1.734    1.584     1.217    1.034    1.093     0.930    0.595
  End of Period.......................    1.905     2.022    1.617     1.619    1.734     1.584    1.217    1.034     1.093    0.930
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --       --        --       --        --       --       --        --       --



                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2018      2017     2016      2015      2014     2013      2012      2011     2010      2009
-----------------------------------  --------  -------   -------  --------  -------   -------  --------  -------   -------  --------

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.149    1.150     1.156     1.178    1.197     1.211     1.196    1.142     1.102     1.051
  End of Period....................     1.149    1.149     1.150     1.156    1.178     1.197     1.211    1.196     1.142     1.102
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --        --
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.396    1.293     1.180     1.255    1.132     0.864     0.738    0.808     0.740     0.637
  End of Period....................     1.255    1.396     1.293     1.180    1.255     1.132     0.864    0.738     0.808     0.740
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --        --
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.851    1.695     1.519     1.704    1.527     1.170     1.005    1.095     1.000       N/A
  End of Period....................     1.628    1.851     1.695     1.519    1.704     1.527     1.170    1.005     1.095       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --       N/A
GOLDAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.905    1.739     1.435     1.494    1.422     1.066     0.962    0.973     0.761     0.607
  End of Period....................     1.711    1.905     1.739     1.435    1.494     1.422     1.066    0.962     0.973     0.761
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --        --
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.979    1.541     1.538     1.514    1.356     1.043     0.885    0.925     0.850     0.585
  End of Period....................     1.923    1.979     1.541     1.538    1.514     1.356     1.043    0.885     0.925     0.850
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --        --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON
   APRIL 23, 2018)
Unit Value:
  Beginning of Period..............     0.978    0.787     0.822     0.828    0.911     0.748     0.628    0.751     0.693     0.548
  End of Period....................     0.804    0.978     0.787     0.822    0.828     0.911     0.748    0.628     0.751     0.693
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --       --        --        --       --        --        --



                                                                       YEAR ENDED DECEMBER 31ST
                                  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         2018      2017      2016      2015      2014      2013      2012      2011      2010      2009
--------------------------------  --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...........     1.833     1.503     1.381     1.408     1.230     0.910     0.810     0.791     0.713     0.599
  End of Period.................     1.690     1.833     1.503     1.381     1.408     1.230     0.910     0.810     0.791     0.713
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --        --
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     1.383     1.359     1.322     1.345     1.285     1.336     1.282     1.223     1.140     0.979
  End of Period.................     1.348     1.383     1.359     1.322     1.345     1.285     1.336     1.282     1.223     1.140
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --        --
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     0.750     0.609     0.623     0.618     0.670     0.555     0.493     0.621     0.605     0.457
  End of Period.................     0.569     0.750     0.609     0.623     0.618     0.670     0.555     0.493     0.621     0.605
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --        --
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     2.206     1.674     1.600     1.650     1.711     1.195     1.057     1.030     0.766     0.550
  End of Period.................     2.149     2.206     1.674     1.600     1.650     1.711     1.195     1.057     1.030     0.766
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --        --
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     2.027     1.824     1.484     1.597     1.488     1.098     0.941     1.045     0.838     0.597
  End of Period.................     1.691     2.027     1.824     1.484     1.597     1.488     1.098     0.941     1.045     0.838
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --        --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     2.104     1.756     1.655     1.674     1.522     1.180     1.031     1.077     1.000       N/A
  End of Period.................     1.934     2.104     1.756     1.655     1.674     1.522     1.180     1.031     1.077       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A



                                                                       YEAR ENDED DECEMBER 31ST
                                 ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016      2015      2014       2013      2012      2011      2010      2009
-------------------------------  --------  --------  --------  --------   -------   --------  --------  --------  --------  --------

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     2.125     2.020     1.677     1.740     1.684      1.239     1.061     1.094     1.000       N/A
  End of Period................     1.815     2.125     2.020     1.677     1.740      1.684     1.239     1.061     1.094       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.945     1.752     1.511     1.602     1.500      1.191     1.033     1.043     1.000       N/A
  End of Period................     1.752     1.945     1.752     1.511     1.602      1.500     1.191     1.033     1.043       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.354     1.241     1.203     1.227     1.197      1.110     1.031     1.047     1.000       N/A
  End of Period................     1.290     1.354     1.241     1.203     1.227      1.197     1.110     1.031     1.047       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.474     1.326     1.279     1.306     1.272      1.141     1.038     1.058     1.000       N/A
  End of Period................     1.390     1.474     1.326     1.279     1.306      1.272     1.141     1.038     1.058       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.523     1.347     1.295     1.322     1.285      1.143     1.037     1.058     1.000       N/A
  End of Period................     1.421     1.523     1.347     1.295     1.322      1.285     1.143     1.037     1.058       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.586     1.385     1.329     1.356     1.316      1.155     1.037     1.066     1.000       N/A
  End of Period................     1.467     1.586     1.385     1.329     1.356      1.316     1.155     1.037     1.066       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.684     1.454     1.393     1.421     1.376      1.167     1.032     1.073     1.000       N/A
  End of Period................     1.546     1.684     1.454     1.393     1.421      1.376     1.167     1.032     1.073       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --         --        --        --        --       N/A


                                                                       YEAR ENDED DECEMBER 31ST
                                  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         2018      2017      2016      2015      2014      2013      2012      2011      2010      2009
--------------------------------  --------  --------  --------  --------  --------  --------   -------   -------   -------   -------

FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.757     1.478     1.411     1.440     1.396     1.167     1.029     1.075     1.000       N/A
  End of Period.................     1.592     1.757     1.478     1.411     1.440     1.396     1.167     1.029     1.075       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.843     1.520     1.449     1.479     1.434     1.170     1.018     1.080     1.000       N/A
  End of Period.................     1.643     1.843     1.520     1.449     1.479     1.434     1.170     1.018     1.080       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.856     1.528     1.456     1.486     1.441     1.170     1.018     1.080     1.000       N/A
  End of Period.................     1.643     1.856     1.528     1.456     1.486     1.441     1.170     1.018     1.080       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.868     1.538     1.465     1.496     1.451     1.171     1.016     1.081     1.000       N/A
  End of Period.................     1.654     1.868     1.538     1.465     1.496     1.451     1.171     1.016     1.081       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.873     1.542     1.469     1.500     1.454     1.170     1.012     1.083     1.000       N/A
  End of Period.................     1.658     1.873     1.542     1.469     1.500     1.454     1.170     1.012     1.083       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     1.217     1.140     1.111     1.135     1.112     1.073     1.026     1.027     1.000       N/A
  End of Period.................     1.171     1.217     1.140     1.111     1.135     1.112     1.073     1.026     1.027       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     2.654     2.008     2.037     1.963     1.781     1.314     1.118     1.113     1.000       N/A
  End of Period.................     2.933     2.654     2.008     2.037     1.963     1.781     1.314     1.118     1.113       N/A
Number of Units Outstanding at End of Period
  (in thousands)................        --        --        --        --        --        --        --        --        --       N/A


                                                                       YEAR ENDED DECEMBER 31ST
                                ----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                       2018       2017      2016      2015      2014       2013      2012      2011      2010      2009
------------------------------  --------   --------  --------  --------  --------   --------  --------  --------  --------  --------

FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     2.282      1.908     1.736     1.744     1.563      1.203     1.056     1.062     1.000       N/A
  End of Period...............     2.142      2.282     1.908     1.736     1.744      1.563     1.203     1.056     1.062       N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     2.010      1.693     1.535     1.584     1.517      1.134     1.005     1.144     1.000       N/A
  End of Period...............     1.687      2.010     1.693     1.535     1.584      1.517     1.134     1.005     1.144       N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --       N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.530      1.195     1.280     1.258     1.393      1.086     0.916     1.125     1.000       N/A
  End of Period...............     1.280      1.530     1.195     1.280     1.258      1.393     1.086     0.916     1.125       N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.271      1.200     1.127     1.167     1.146      1.163     1.071     1.041     1.000       N/A
  End of Period...............     1.216      1.271     1.200     1.127     1.167      1.146     1.163     1.071     1.041       N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --       N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.474      1.365     1.215     1.327     1.288      1.147     1.034     1.025     0.924     0.692
  End of Period...............     1.390      1.474     1.365     1.215     1.327      1.288     1.147     1.034     1.025     0.924
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --        --
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.509      1.410     1.276     1.345     1.292      1.028     0.920     0.963     0.873     0.719
  End of Period...............     1.319      1.509     1.410     1.276     1.345      1.292     1.028     0.920     0.963     0.873
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --        --
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.391      1.304     1.140     1.218     1.154      0.914     0.812     0.833     0.760     0.612
  End of Period...............     1.246      1.391     1.304     1.140     1.218      1.154     0.914     0.812     0.833     0.760
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --        --         --        --        --        --        --


                                                                      YEAR ENDED DECEMBER 31ST
                                ----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                       2018      2017       2016      2015      2014      2013      2012      2011       2010      2009
------------------------------  --------  --------   --------  --------  --------  --------  --------  --------   -------   --------

FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.864     1.710     1.333      1.462     1.476     1.100     0.943     0.995     0.788      0.619
  End of Period...............     1.599     1.864     1.710      1.333     1.462     1.476     1.100     0.943     0.995      0.788
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --        --        --        --        --         --
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.214     1.040     0.963      1.045     1.092     0.848     0.711     0.776     0.733      0.568
  End of Period...............     1.018     1.214     1.040      0.963     1.045     1.092     0.848     0.711     0.776      0.733
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --        --        --        --        --         --
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.........     1.716     1.371     1.364      1.322     1.241     0.901     1.000       N/A       N/A        N/A
  End of Period...............     1.624     1.716     1.371      1.364     1.322     1.241     0.901       N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --        --        --       N/A       N/A        N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.........     1.557     1.400     1.292      1.396     1.314     1.034     0.924     0.941     0.875      0.694
  End of Period...............     1.386     1.557     1.400      1.292     1.396     1.314     1.034     0.924     0.941      0.875
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --        --        --        --        --         --
INVESCO V.I. HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM INVESCO V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2018)
Unit Value:
  Beginning of Period.........     2.007     1.763     2.027      2.000     1.701     1.232     1.037     1.015     1.000        N/A
  End of Period...............     1.989     2.007     1.763      2.027     2.000     1.701     1.232     1.037     1.015        N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --        --        --        --        --         --
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.........     1.178     1.043     0.935      0.992     1.000       N/A       N/A       N/A       N/A        N/A
  End of Period...............     1.025     1.178     1.043      0.935     0.992       N/A       N/A       N/A       N/A        N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --        --        --         --        --       N/A       N/A       N/A       N/A        N/A



                                                                      YEAR ENDED DECEMBER 31ST
                                 ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016      2015      2014      2013       2012      2011      2010      2009
-------------------------------  --------  --------  --------  --------  --------  --------   -------   --------  --------  --------

JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     2.365     1.889     1.711     1.674     1.514     1.164     1.010      1.043     0.843     0.593
  End of Period................     2.314     2.365     1.889     1.711     1.674     1.514     1.164      1.010     1.043     0.843
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --        --
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     2.126     1.660     1.654     1.500     1.404     1.089     0.892      0.974     0.928     0.645
  End of Period................     2.130     2.126     1.660     1.654     1.500     1.404     1.089      0.892     0.974     0.928
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --        --
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.810     1.617     1.383     1.457     1.364     1.101     1.009      1.056     0.929     0.710
  End of Period................     1.537     1.810     1.617     1.383     1.457     1.364     1.101      1.009     1.056     0.929
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --        --
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period..........     2.068     1.661     1.550     1.608     1.765     1.269     1.066      1.209     1.000       N/A
  End of Period................     2.002     2.068     1.661     1.550     1.608     1.765     1.269      1.066     1.209       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period..........     1.771     1.570     1.433     1.707     1.541     1.301     1.167      1.112     1.000       N/A
  End of Period................     1.758     1.771     1.570     1.433     1.707     1.541     1.301      1.167     1.112       N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --       N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.039     0.968     0.936     0.945     0.888     0.799     0.724      0.732     0.660     0.551
  End of Period................     0.967     1.039     0.968     0.936     0.945     0.888     0.799      0.724     0.732     0.660
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --        --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.675     1.247     1.268     1.242     1.235     0.988     0.829      0.920     0.807     0.588
  End of Period................     1.429     1.675     1.247     1.268     1.242     1.235     0.988      0.829     0.920     0.807
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --        --        --        --        --         --        --        --


                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2018      2017      2016     2015      2014      2013     2012      2011     2010      2009
------------------------------------  -------  --------  -------   -------  --------  -------  --------  -------   -------  --------

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............    1.336     1.279    1.222     1.273     1.261    1.285     1.153    1.163     1.028     0.882
  End of Period.....................    1.257     1.336    1.279     1.222     1.273    1.261     1.285    1.153     1.163     1.028
Number of Units Outstanding at End of Period
  (in thousands)....................       --        --       --        --        --       --        --       --        --        --
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............    1.946     1.734    1.496     1.618     1.471    1.062     0.916    0.953     0.786     0.583
  End of Period.....................    1.715     1.946    1.734     1.496     1.618    1.471     1.062    0.916     0.953     0.786
Number of Units Outstanding at End of Period
  (in thousands)....................       --        --       --        --        --       --        --       --        --        --
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period...............    1.592     1.432    1.250     1.356     1.199    0.917     0.840    0.906     0.780     0.632
  End of Period.....................    1.262     1.592    1.432     1.250     1.356    1.199     0.917    0.840     0.906     0.780
Number of Units Outstanding at End of Period
  (in thousands)....................       --        --       --        --        --       --        --       --        --        --
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period...............    2.022     1.579    1.545     1.543     1.432    1.020     0.968    1.005     0.849     0.596
  End of Period.....................    1.862     2.022    1.579     1.545     1.543    1.432     1.020    0.968     1.005     0.849
Number of Units Outstanding at End of Period
  (in thousands)....................       --        --       --        --        --       --        --       --        --        --

      TABLE 3--CONTRACT WITH NO WITHDRAWAL CHARGE BENEFIT RIDER ELECTED (SEPARATE ACCOUNT CHARGES OF 1.65% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                        YEAR ENDED DECEMBER 31ST
                                    ------------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2018      2017      2016     2015      2014      2013      2012      2011      2010     2009
----------------------------------  -------   -------   -------   -------  --------  --------  --------  --------  --------  -------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.228     1.123     1.086     1.115     1.107     1.040     0.961     0.996     0.934    0.792
  End of Period...................    1.124     1.228     1.123     1.086     1.115     1.107     1.040     0.961     0.996    0.934
Number of Units Outstanding at End of Period
  (in thousands)..................   25.359    23.991    21.247    19.348    15.059     7.867     2.040     1.673     1.634    0.817
GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND (CLASS A)
NAME CHANGED FROM GOLDMAN SACHS EQUITY GROWTH
   STRATEGY PORTFOLIO (CLASS A) ON MARCH 1, 2019
Unit Value:
  Beginning of Period.............    1.324     1.069     1.017     1.026     1.012     0.833     0.724     0.796     0.719    0.565
  End of Period...................    1.154     1.324     1.069     1.017     1.026     1.012     0.833     0.724     0.796    0.719
Number of Units Outstanding at End of Period
  (in thousands)..................    6.713     6.737     5.690     4.309     3.082     2.040     1.113     4.421     1.713    0.784
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.237     1.083     1.041     1.064     1.058     0.952     0.860     0.906     0.837    0.676
  End of Period...................    1.108     1.237     1.083     1.041     1.064     1.058     0.952     0.860     0.906    0.837
Number of Units Outstanding at End of Period
  (in thousands)..................  136.821   125.952   121.770   129.727   110.898   101.646    93.007    89.568    64.843   43.961
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period.............    1.238     1.040     0.997     1.012     1.005     0.864     0.767     0.830     0.757    0.599
  End of Period...................    1.084     1.238     1.040     0.997     1.012     1.005     0.864     0.767     0.830    0.757
Number of Units Outstanding at End of Period
  (in thousands)..................    1.071     3.112     3.607     5.616     7.056     3.941     1.300     0.457        --       --
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.............    0.806     0.695     0.720     0.749     0.754     0.724     0.517     0.652     0.588    0.448
  End of Period...................    0.736     0.806     0.695     0.720     0.749     0.754     0.724     0.517     0.652    0.588
Number of Units Outstanding at End of Period
  (in thousands)..................    1.071     3.112     3.607        --        --        --        --     0.034     0.060    0.088
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.............    1.368     1.362     1.314     1.296     1.016     1.012     0.885     0.820     0.656    0.533
  End of Period...................    1.273     1.368     1.362     1.314     1.296     1.016     1.012     0.885     0.820    0.656
Number of Units Outstanding at End of Period
  (in thousands)..................   24.821    18.272     9.649     7.360     2.385     0.563        --        --        --       --


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                               2018     2017      2016     2015      2014     2013      2012      2011     2010     2009
--------------------------------------  -------  --------  -------   -------  -------   -------  --------  -------   -------  ------

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period.................    2.582     1.902    1.822     1.720    1.590     1.257     1.061    1.243     1.017   0.611
  End of Period.......................    2.594     2.582    1.902     1.822    1.720     1.590     1.257    1.061     1.243   1.017
Number of Units Outstanding at End of Period
  (in thousands)......................   34.609    31.508   29.573    26.857   20.161    12.196     5.792   13.579    10.969   0.186
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.240     1.223    1.210     1.227    1.182     1.218     1.160    1.103     1.046   0.928
  End of Period.......................    1.210     1.240    1.223     1.210    1.227     1.182     1.218    1.160     1.103   1.046
Number of Units Outstanding at End of Period
  (in thousands)......................       --        --    5.315    11.782   12.142    28.255    48.294   49.160    36.649  24.155
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.838     1.541    1.406     1.416    1.272     0.981     0.863    0.862     0.763   0.614
  End of Period.......................    1.720     1.838    1.541     1.406    1.416     1.272     0.981    0.863     0.862   0.763
Number of Units Outstanding at End of Period
  (in thousands)......................   11.726    12.269   11.726    11.726   11.726    19.043    18.124   18.124    25.593  10.808
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.263     1.135    1.106     1.194    1.168     1.046     1.000      N/A       N/A     N/A
  End of Period.......................    1.188     1.263    1.135     1.106    1.194     1.168     1.046      N/A       N/A     N/A
Number of Units Outstanding at End of Period
  (in thousands)......................    0.296     0.299    0.302     0.306    0.246        --        --      N/A       N/A     N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    0.882     0.892    0.906     0.921    0.937     0.953     0.969    0.985     1.001   1.016
  End of Period.......................    0.880     0.882    0.892     0.906    0.921     0.937     0.953    0.969     0.985   1.001
Number of Units Outstanding at End of Period
  (in thousands)......................   37.003    11.669    3.759     1.739       --        --    12.005    2.879     2.411      --
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period.................    1.990     1.594    1.598     1.714    1.569     1.207     1.027    1.088     0.927   0.594
  End of Period.......................    1.872     1.990    1.594     1.598    1.714     1.569     1.207    1.027     1.088   0.927
Number of Units Outstanding at End of Period
  (in thousands)......................    0.035     0.036    0.038     0.040    1.770     1.853     1.935    2.196     0.240      --



                                                                        YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2018      2017      2016     2015      2014      2013      2012     2011      2010      2009
-----------------------------------  --------  -------   -------   -------  --------  --------  -------   -------   -------  -------

GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.131    1.134     1.141     1.165     1.186     1.201    1.188     1.136     1.098    1.049
  End of Period....................     1.129    1.131     1.134     1.141     1.165     1.186    1.201     1.188     1.136    1.098
Number of Units Outstanding at End of Period
  (in thousands)...................     5.325    5.302     7.706    10.899    21.212    24.804  173.253    47.257    63.930    6.732
GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.374    1.275     1.165     1.241     1.121     0.857    0.733     0.804     0.737    0.636
  End of Period....................     1.233    1.374     1.275     1.165     1.241     1.121    0.857     0.733     0.804    0.737
Number of Units Outstanding at End of Period
  (in thousands)...................     3.314    2.372     1.415     0.438        --        --       --        --    22.199   36.251
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.829    1.678     1.506     1.692     1.519     1.165    1.003     1.094     1.000      N/A
  End of Period....................     1.606    1.829     1.678     1.506     1.692     1.519    1.165     1.003     1.094      N/A
Number of Units Outstanding at End of Period
  (in thousands)...................     0.037    0.816     0.577     2.386     1.760     1.277    0.804     0.254        --      N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.875    1.714     1.417     1.478     1.408     1.058    0.956     0.968     0.758    0.605
  End of Period....................     1.681    1.875     1.714     1.417     1.478     1.408    1.058     0.956     0.968    0.758
Number of Units Outstanding at End of Period
  (in thousands)...................     0.039    0.041     0.043     0.045     0.047     3.525    3.600     3.489     3.256    2.119
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period..............     1.948    1.519     1.519     1.497     1.343     1.034    0.879     0.920     0.847    0.584
  End of Period....................     1.890    1.948     1.519     1.519     1.497     1.343    1.034     0.879     0.920    0.847
Number of Units Outstanding at End of Period
  (in thousands)...................        --    6.930     6.938     7.575     5.697     5.344    2.877    14.529    16.648   18.993
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON
   APRIL 23, 2018)
Unit Value:
  Beginning of Period..............     0.963    0.775     0.812     0.819     0.902     0.741    0.624     0.747     0.690    0.547
  End of Period....................     0.790    0.963     0.775     0.812     0.819     0.902    0.741     0.624     0.747    0.690
Number of Units Outstanding at End of Period
  (in thousands)...................        --       --        --        --        --        --       --     0.029     0.051    0.071



                                                                       YEAR ENDED DECEMBER 31ST
                                  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         2018      2017      2016      2015      2014       2013      2012      2011      2010      2009
--------------------------------  --------  --------  --------  --------  --------   --------  --------  --------  --------   ------

GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...........     1.804     1.482     1.364     1.392     1.218     0.903      0.804     0.787     0.711    0.598
  End of Period.................     1.661     1.804     1.482     1.364     1.392     1.218      0.903     0.804     0.787    0.711
Number of Units Outstanding at End of Period
  (in thousands)................        --    14.982    14.982    14.982    32.024    17.042         --        --        --       --
AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     1.361     1.340     1.305     1.330     1.273     1.325      1.274     1.217     1.136    0.977
  End of Period.................     1.325     1.361     1.340     1.305     1.330     1.273      1.325     1.274     1.217    1.136
Number of Units Outstanding at End of Period
  (in thousands)................    21.664    31.350    45.130    38.843    53.655   124.112    157.416   103.449   104.453   16.886
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     0.738     0.600     0.615     0.611     0.664     0.550      0.490     0.618     0.603    0.456
  End of Period.................     0.559     0.738     0.600     0.615     0.611     0.664      0.550     0.490     0.618    0.603
Number of Units Outstanding at End of Period
  (in thousands)................     0.083     0.086     0.090     0.095     0.099     2.410      2.419     2.315     2.115    1.309
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     2.172     1.650     1.580     1.631     1.694     1.185      1.050     1.025     0.763    0.549
  End of Period.................     2.112     2.172     1.650     1.580     1.631     1.694      1.185     1.050     1.025    0.763
Number of Units Outstanding at End of Period
  (in thousands)................    21.412    22.224    22.228    22.233    22.238    22.244     22.251    14.239    13.959   13.959
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...........     1.996     1.798     1.465     1.579     1.474     1.089      0.935     1.040     0.835    0.596
  End of Period.................     1.662     1.996     1.798     1.465     1.579     1.474      1.089     0.935     1.040    0.835
Number of Units Outstanding at End of Period
  (in thousands)................    22.397    19.626    18.823    17.684    16.764    16.800     15.405     0.375        --       --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...........     2.079     1.739     1.641     1.662     1.513     1.175      1.029     1.076     1.000      N/A
  End of Period.................     1.909     2.079     1.739     1.641     1.662     1.513      1.175     1.029     1.076      N/A
Number of Units Outstanding at End of Period
  (in thousands)................   181.948   171.609   165.939   143.335   110.158    85.953     49.340    29.102    17.085      N/A



                                                                       YEAR ENDED DECEMBER 31ST
                                 ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016       2015      2014      2013      2012       2011      2010      2009
-------------------------------  --------  --------   -------   --------  --------  --------   -------   --------  --------  -------

FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     2.100     1.999     1.662      1.728     1.674     1.234     1.058      1.093     1.000      N/A
  End of Period................     1.791     2.100     1.999      1.662     1.728     1.674     1.234      1.058     1.093      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............    13.403    10.241     8.448      7.758     5.453     4.522     0.719      0.243        --      N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.922     1.735     1.498      1.591     1.491     1.186     1.030      1.042     1.000      N/A
  End of Period................     1.729     1.922     1.735      1.498     1.591     1.491     1.186      1.030     1.042      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............   142.394   149.346   146.609    153.075   124.228    63.632        --         --        --      N/A
FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.338     1.229     1.192      1.218     1.190     1.106     1.028      1.046     1.000      N/A
  End of Period................     1.274     1.338     1.229      1.192     1.218     1.190     1.106      1.028     1.046      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --         --        --        --        --         --        --      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.457     1.313     1.268      1.297     1.265     1.136     1.035      1.057     1.000      N/A
  End of Period................     1.371     1.457     1.313      1.268     1.297     1.265     1.136      1.035     1.057      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --         --        --        --        --         --        --      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.506     1.333     1.284      1.312     1.277     1.138     1.034      1.057     1.000      N/A
  End of Period................     1.402     1.506     1.333      1.284     1.312     1.277     1.138      1.034     1.057      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --         --        --        --        --         --        --      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..........     1.568     1.371     1.318      1.346     1.308     1.151     1.035      1.065     1.000      N/A
  End of Period................     1.448     1.568     1.371      1.318     1.346     1.308     1.151      1.035     1.065      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............    50.724    50.728    47.731      8.654     6.831     6.483     6.507     26.145    20.554      N/A



                                                                        YEAR ENDED DECEMBER 31ST
                                   -------------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2018      2017      2016      2015      2014      2013      2012      2011       2010     2009
---------------------------------  --------  --------  --------  --------  --------  --------   -------   -------   --------  ------

FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.665     1.439     1.381     1.411     1.369     1.162     1.029     1.072      1.000     N/A
  End of Period..................     1.526     1.665     1.439     1.381     1.411     1.369     1.162     1.029      1.072     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --     1.961     1.318        --        --         --     N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.737     1.463     1.399     1.430     1.388     1.162     1.026     1.074      1.000     N/A
  End of Period..................     1.571     1.737     1.463     1.399     1.430     1.388     1.162     1.026      1.074     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --        --     0.124        --         --     N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.822     1.505     1.437     1.468     1.426     1.165     1.016     1.079      1.000     N/A
  End of Period..................     1.621     1.822     1.505     1.437     1.468     1.426     1.165     1.016      1.079     N/A
Number of Units Outstanding at End of Period
  (in thousands).................     1.524     1.553     1.387     1.165     0.963     0.757     0.535     0.811         --     N/A
FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.834     1.512     1.444     1.475     1.433     1.165     1.016     1.079      1.000     N/A
  End of Period..................     1.621     1.834     1.512     1.444     1.475     1.433     1.165     1.016      1.079     N/A
Number of Units Outstanding at End of Period
  (in thousands).................     8.061     6.351     6.872     4.913     2.848     0.732        --        --         --     N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.847     1.523     1.453     1.485     1.442     1.166     1.013     1.080      1.000     N/A
  End of Period..................     1.632     1.847     1.523     1.453     1.485     1.442     1.166     1.013      1.080     N/A
Number of Units Outstanding at End of Period
  (in thousands).................        --        --        --        --        --     0.090        --        --         --     N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period............     1.851     1.526     1.456     1.489     1.446     1.166     1.010     1.082      1.000     N/A
  End of Period..................     1.636     1.851     1.526     1.456     1.489     1.446     1.166     1.010      1.082     N/A
Number of Units Outstanding at End of Period
  (in thousands).................    16.922    15.614    12.841     9.970     8.786     5.208     2.166        --         --     N/A



                                                                      YEAR ENDED DECEMBER 31ST
                                ----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016       2015      2014      2013      2012       2011      2010      2009
------------------------------  --------   --------  --------   -------   --------  --------   -------   --------  --------   ------

FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.203      1.129     1.102     1.126      1.106     1.069     1.023      1.026     1.000      N/A
  End of Period...............     1.156      1.203     1.129     1.102      1.126     1.106     1.069      1.023     1.026      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............        --         --        --        --         --        --        --         --        --      N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     2.623      1.988     2.020     1.950      1.771     1.309     1.115      1.112     1.000      N/A
  End of Period...............     2.895      2.623     1.988     2.020      1.950     1.771     1.309      1.115     1.112      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............     9.226     14.811    12.025    11.678     11.169     7.524     0.858     11.593    11.334      N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     2.256      1.889     1.721     1.732      1.554     1.198     1.053      1.061     1.000      N/A
  End of Period...............     2.114      2.256     1.889     1.721      1.732     1.554     1.198      1.053     1.061      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............    87.700     88.742    61.704    34.786     25.863     7.010     1.511         --        --      N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.986      1.675     1.522     1.573      1.509     1.129     1.002      1.143     1.000      N/A
  End of Period...............     1.665      1.986     1.675     1.522      1.573     1.509     1.129      1.002     1.143      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............    28.216     26.051    26.200    22.081     19.334    17.830    14.181      0.820        --      N/A
FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.512      1.182     1.269     1.249      1.385     1.082     0.914      1.124     1.000      N/A
  End of Period...............     1.263      1.512     1.182     1.269      1.249     1.385     1.082      0.914     1.124      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............     4.738      3.104     2.237     1.736      1.204     0.726     0.240         --        --      N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.........     1.256      1.187     1.118     1.159      1.140     1.159     1.069      1.040     1.000      N/A
  End of Period...............     1.200      1.256     1.187     1.118      1.159     1.140     1.159      1.069     1.040      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............     2.778      6.734     5.255     5.255     19.953    23.663    14.880     14.698    14.698      N/A


                                                                      YEAR ENDED DECEMBER 31ST
                                ----------------------------------------------------------------------------------------------------
SUB-ACCOUNT                       2018      2017       2016      2015      2014       2013      2012      2011       2010     2009
------------------------------  --------   -------   --------  --------  --------   --------  --------  --------   --------  -------

FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.451     1.345      1.200     1.312     1.276      1.138     1.027     1.020      0.921    0.690
  End of Period...............     1.366     1.451      1.345     1.200     1.312      1.276     1.138     1.027      1.020    0.921
Number of Units Outstanding at End of Period
  (in thousands)..............   198.769   210.875    218.829   222.665   216.018    193.736   185.932   146.786    122.356   59.874
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.485     1.390      1.260     1.330     1.279      1.019     0.914     0.958      0.870    0.717
  End of Period...............     1.297     1.485      1.390     1.260     1.330      1.279     1.019     0.914      0.958    0.870
Number of Units Outstanding at End of Period
  (in thousands)..............    13.220    16.306     28.415    27.987    26.809     25.242    23.961    16.657     15.389    9.749
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.370     1.285      1.126     1.204     1.143      0.906     0.807     0.829      0.758    0.611
  End of Period...............     1.225     1.370      1.285     1.126     1.204      1.143     0.906     0.807      0.829    0.758
Number of Units Outstanding at End of Period
  (in thousands)..............    11.940     9.937     14.727    13.326    13.897     11.810    12.924    12.446      9.881    8.341
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.835     1.686      1.317     1.446     1.461      1.091     0.937     0.990      0.785    0.618
  End of Period...............     1.572     1.835      1.686     1.317     1.446      1.461     1.091     0.937      0.990    0.785
Number of Units Outstanding at End of Period
  (in thousands)..............    13.896    15.580     18.702    19.372    19.553     18.239     1.891     0.648         --       --
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period.........     1.195     1.025      0.951     1.034     1.082      0.841     0.706     0.772      0.731    0.567
  End of Period...............     1.000     1.195      1.025     0.951     1.034      1.082     0.841     0.706      0.772    0.731
Number of Units Outstanding at End of Period
  (in thousands)..............     0.261     0.263      6.183     6.180     5.928      5.933     5.939     5.945      5.952    5.959
INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.........     1.689     1.352      1.347     1.308     1.229      0.894     1.000       N/A        N/A      N/A
  End of Period...............     1.596     1.689      1.352     1.347     1.308      1.229     0.894       N/A        N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)..............     1.477        --         --        --        --         --        --       N/A        N/A      N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period.........     1.533     1.380      1.276     1.380     1.301      1.026     0.918     0.936      0.872    0.692
  End of Period...............     1.362     1.533      1.380     1.276     1.380      1.301     1.026     0.918      0.936    0.872
Number of Units Outstanding at End of Period
  (in thousands)..............     4.484     4.017     14.218    13.056    21.592     20.654    24.143    58.387     61.558   38.996



                                                                      YEAR ENDED DECEMBER 31ST
                                 ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016       2015      2014      2013      2012       2011      2010      2009
-------------------------------  --------  --------  --------   --------  --------  --------  --------   --------  --------  -------

INVESCO V.I. HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM INVESCO V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2018)
Unit Value:
  Beginning of Period..........     1.984     1.746     2.010      1.986     1.692     1.227     1.035      1.014     1.000      N/A
  End of Period................     1.963     1.984     1.746      2.010     1.986     1.692     1.227      1.035     1.014      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............    11.016    10.697    10.376     46.957    17.755    17.755     0.142         --        --      N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period..........     1.171     1.039     0.933      0.991     1.000       N/A       N/A        N/A       N/A      N/A
  End of Period................     1.018     1.171     1.039      0.933     0.991       N/A       N/A        N/A       N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............        --        --        --         --        --       N/A       N/A        N/A       N/A      N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     2.328     1.862     1.689      1.655     1.499     1.155     1.003      1.037     0.840    0.592
  End of Period................     2.274     2.328     1.862      1.689     1.655     1.499     1.155      1.003     1.037    0.840
Number of Units Outstanding at End of Period
  (in thousands)...............    34.127    36.565    47.579     47.582    28.126    28.186    25.218     35.443    27.915   27.915
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     2.093     1.637     1.633      1.483     1.390     1.080     0.887      0.969     0.925    0.644
  End of Period................     2.094     2.093     1.637      1.633     1.483     1.390     1.080      0.887     0.969    0.925
Number of Units Outstanding at End of Period
  (in thousands)...............    16.749    20.422    30.455     30.071     7.576     9.753     5.586      6.624     4.350    7.882
JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.782     1.594     1.365      1.441     1.351     1.092     1.002      1.050     0.926    0.708
  End of Period................     1.510     1.782     1.594      1.365     1.441     1.351     1.092      1.002     1.050    0.926
Number of Units Outstanding at End of Period
  (in thousands)...............    19.728    20.908    21.837     26.899    26.453    25.621    12.282     11.386    11.942   11.942
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period..........     2.044     1.645     1.537      1.597     1.755     1.264     1.063      1.208     1.000      N/A
  End of Period................     1.975     2.044     1.645      1.537     1.597     1.755     1.264      1.063     1.208      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............    18.783    18.179     5.367      5.908     3.662     2.068     0.842      0.228        --      N/A



                                                                      YEAR ENDED DECEMBER 31ST
                                 ---------------------------------------------------------------------------------------------------
SUB-ACCOUNT                        2018      2017      2016       2015      2014      2013      2012      2011       2010     2009
-------------------------------  --------  --------  --------   -------   --------  --------  --------   -------   --------  -------

MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period..........     1.750     1.554     1.421     1.694      1.532     1.296     1.164     1.111      1.000      N/A
  End of Period................     1.735     1.750     1.554     1.421      1.694     1.532     1.296     1.164      1.111      N/A
Number of Units Outstanding at End of Period
  (in thousands)...............    14.577    16.297    17.841    16.041     13.240     8.072     0.139        --         --      N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.023     0.954     0.925     0.935      0.880     0.793     0.719     0.728      0.657    0.550
  End of Period................     0.950     1.023     0.954     0.925      0.935     0.880     0.793     0.719      0.728    0.657
Number of Units Outstanding at End of Period
  (in thousands)...............     0.913    20.722    23.128    22.042     20.777    25.832     3.228     3.466      8.414       --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.649     1.230     1.252     1.228      1.224     0.980     0.824     0.916      0.805    0.587
  End of Period................     1.404     1.649     1.230     1.252      1.228     1.224     0.980     0.824      0.916    0.805
Number of Units Outstanding at End of Period
  (in thousands)...............    88.587    84.166    73.885    91.362     89.144    82.092    69.832    96.499     97.922   48.500
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.316     1.261     1.207     1.259      1.249     1.274     1.145     1.157      1.025    0.880
  End of Period................     1.235     1.316     1.261     1.207      1.259     1.249     1.274     1.145      1.157    1.025
Number of Units Outstanding at End of Period
  (in thousands)...............     4.971     4.435     3.911     3.363     12.247    11.042     8.782     6.291      9.222    0.790
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period..........     1.916     1.710     1.477     1.600      1.457     1.053     0.910     0.948      0.783    0.582
  End of Period................     1.685     1.916     1.710     1.477      1.600     1.457     1.053     0.910      0.948    0.783
Number of Units Outstanding at End of Period
  (in thousands)...............    36.211    44.900    52.929    36.421     18.663     7.282        --        --         --       --
PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period..........     1.567     1.411     1.235     1.341      1.187     0.909     0.834     0.901      0.777    0.631
  End of Period................     1.240     1.567     1.411     1.235      1.341     1.187     0.909     0.834      0.901    0.777
Number of Units Outstanding at End of Period
  (in thousands)...............    41.770    48.550    58.269    62.810     54.222    49.050    55.269    46.301     52.516   23.287
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period..........     1.990     1.556     1.525     1.526      1.418     1.012     0.962     1.000      0.846    0.595
  End of Period................     1.830     1.990     1.556     1.525      1.526     1.418     1.012     0.962      1.000    0.846
Number of Units Outstanding at End of Period
  (in thousands)...............    75.208    74.877    71.323    73.241     70.938    70.658    73.933   112.183    114.313   66.448

TABLE 4--OPTIONAL STEP-UP DEATH BENEFIT ELECTED AND NO WITHDRAWAL CHARGE RIDER
                            ELECTED (TOTAL 0.55%)
  (SEPARATE ACCOUNT CHARGES OF 1.85% OF THE DAILY NET ASSETS OF THE SEPARATE
                                  ACCOUNT)



                                                                          YEAR ENDED DECEMBER 31ST
                                         -------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2018      2017     2016      2015     2014      2013     2012      2011     2010      2009
---------------------------------------  -----    -----     -----    ------    -----    ------    -----    ------    -----    ------

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..................  1.202    1.101     1.068     1.098    1.093     1.029    0.953     0.989    0.929     0.789
  End of Period........................  1.098    1.202     1.101     1.068    1.098     1.093    1.029     0.953    0.989     0.929
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --
GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND (CLASS A)
NAME CHANGED FROM GOLDMAN SACHS EQUITY GROWTH
   STRATEGY PORTFOLIO (CLASS A) ON MARCH 1, 2019
Unit Value:
  Beginning of Period..................  1.296    1.048     1.000     1.010    0.999     0.824    0.718     0.791    0.715     0.564
  End of Period........................  1.127    1.296     1.048     1.000    1.010     0.999    0.824     0.718    0.791     0.715
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..................  1.212    1.062     1.023     1.048    1.045     0.941    0.853     0.900    0.833     0.674
  End of Period........................  1.083    1.212     1.062     1.023    1.048     1.045    0.941     0.853    0.900     0.833
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO (CLASS A)
Unit Value:
  Beginning of Period..................  1.213    1.021     0.980     0.997    0.992     0.854    0.760     0.824    0.754     0.597
  End of Period........................  1.059    1.213     1.021     0.980    0.997     0.992    0.854     0.760    0.824     0.754
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period..................  0.789    0.682     0.708     0.738    0.744     0.716    0.512     0.648    0.586     0.447
  End of Period........................  0.719    0.789     0.682     0.708    0.738     0.744    0.716     0.512    0.648     0.586
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --
GOLDMAN SACHS REAL ESTATE SECURITIES FUND (CLASS A)
Unit Value:
  Beginning of Period..................  1.340    1.337     1.292     1.276    1.003     1.001    0.878     0.814    0.653     0.532
  End of Period........................  1.244    1.340     1.337     1.292    1.276     1.003    1.001     0.878    0.814     0.653
Number of Units Outstanding at End of Period
  (in thousands).......................     --       --        --        --       --        --       --        --       --        --


                                                                             YEAR ENDED DECEMBER 31ST
                                             ---------------------------------------------------------------------------------------
SUB-ACCOUNT                                  2018     2017     2016      2015     2014     2013     2012     2011      2010     2009
-------------------------------------------  -----    -----    -----    -----    -----    ------    -----    -----    -----    -----

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND (CLASS A)
Unit Value:
  Beginning of Period......................  2.528    1.866    1.791    1.695    1.569     1.244    1.051    1.235    1.012    0.609
  End of Period............................  2.535    2.528    1.866    1.791    1.695     1.569    1.244    1.051    1.235    1.012
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT CORE FIXED INCOME FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  1.214    1.200    1.190    1.209    1.167     1.205    1.150    1.096    1.042    0.925
  End of Period............................  1.182    1.214    1.200    1.190    1.209     1.167    1.205    1.150    1.096    1.042
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT EQUITY INDEX FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  1.800    1.512    1.382    1.395    1.255     0.970    0.855    0.857    0.759    0.613
  End of Period............................  1.680    1.800    1.512    1.382    1.395     1.255    0.970    0.855    0.857    0.759
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  1.249    1.125    1.098    1.188    1.164     1.045    1.000      N/A      N/A      N/A
  End of Period............................  1.172    1.249    1.125    1.098    1.188     1.164    1.045      N/A      N/A      N/A
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --      N/A      N/A      N/A
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  0.863    0.875    0.891    0.908    0.925     0.942    0.960    0.978    0.996    1.014
  End of Period............................  0.860    0.863    0.875    0.891    0.908     0.925    0.942    0.960    0.978    0.996
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  1.949    1.564    1.571    1.689    1.549     1.194    1.018    1.080    0.922    0.592
  End of Period............................  1.830    1.949    1.564    1.571    1.689     1.549    1.194    1.018    1.080    0.922
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period......................  1.108    1.112    1.122    1.148    1.171     1.188    1.178    1.128    1.093    1.046
  End of Period............................  1.104    1.108    1.112    1.122    1.148     1.171    1.188    1.178    1.128    1.093
Number of Units Outstanding at End of Period
  (in thousands)...........................     --       --       --       --       --        --       --       --       --       --


                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                2018     2017     2016      2015     2014     2013      2012     2011      2010     2009
----------------------------------------  -----    -----     -----    -----    ------    -----    ------    -----    -----     -----

GOLDMAN SACHS VIT LARGE CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................  1.345    1.251     1.145    1.223     1.106    0.848     0.727    0.799    0.734     0.634
  End of Period.........................  1.205    1.345     1.251    1.145     1.223    1.106     0.848    0.727    0.799     0.734
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --        --
GOLDMAN SACHS VIT MID CAP VALUE FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................  1.801    1.655     1.489    1.676     1.508    1.159     0.999    1.092    1.000       N/A
  End of Period.........................  1.578    1.801     1.655    1.489     1.676    1.508     1.159    0.999    1.092       N/A
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --       N/A
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................  1.836    1.682     1.393    1.456     1.390    1.046     0.947    0.961    0.754     0.604
  End of Period.........................  1.643    1.836     1.682    1.393     1.456    1.390     1.046    0.947    0.961     0.754
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --        --
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................  1.907    1.490     1.493    1.475     1.326    1.023     0.871    0.914    0.843     0.582
  End of Period.........................  1.847    1.907     1.490    1.493     1.475    1.326     1.023    0.871    0.914     0.843
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --        --
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHT FUND (SERVICE SHARES)
(NAME CHANGED FROM GOLDMAN SACHS VIT STRATEGIC
   INTERNATIONAL EQUITY FUND (SERVICE SHARES) ON
   APRIL 23, 2018)
Unit Value:
  Beginning of Period...................  0.943    0.761     0.798    0.807     0.891    0.733     0.618    0.742    0.687     0.545
  End of Period.........................  0.772    0.943     0.761    0.798     0.807    0.891     0.733    0.618    0.742     0.687
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --        --
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND (SERVICE SHARES)
Unit Value:
  Beginning of Period...................  1.767    1.454     1.341    1.372     1.203    0.893     0.797    0.782    0.707     0.596
  End of Period.........................  1.623    1.767     1.454    1.341     1.372    1.203     0.893    0.797    0.782     0.707
Number of Units Outstanding at End of Period
  (in thousands)........................     --       --        --       --        --       --        --       --       --        --



                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2018     2017      2016      2015      2014      2013      2012      2011      2010     2009
------------------------------------  ------    -----     -----     -----    ------    ------    ------    -----     -----     -----

AB VPS INTERMEDIATE BOND PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...............   1.333    1.315     1.283     1.310     1.257     1.311     1.262    1.209     1.131     0.975
  End of Period.....................   1.295    1.333     1.315     1.283     1.310     1.257     1.311    1.262     1.209     1.131
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --        --
AB VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...............   0.723    0.589     0.605     0.602     0.655     0.544     0.485    0.614     0.600     0.455
  End of Period.....................   0.547    0.723     0.589     0.605     0.602     0.655     0.544    0.485     0.614     0.600
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --        --
AB VPS SMALL CAP GROWTH PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...............   2.127    1.619     1.553     1.607     1.672     1.172     1.041    1.018     0.759     0.547
  End of Period.....................   2.064    2.127     1.619     1.553     1.607     1.672     1.172    1.041     1.018     0.759
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --        --
AB VPS SMALL/MID CAP VALUE PORTFOLIO (CLASS B)
Unit Value:
  Beginning of Period...............   1.954    1.764     1.440     1.556     1.455     1.077     0.926    1.033     0.831     0.594
  End of Period.....................   1.625    1.954     1.764     1.440     1.556     1.455     1.077    0.926     1.033     0.831
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --        --
FIDELITY VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............   2.047    1.715     1.622     1.646     1.502     1.169     1.025    1.074     1.000       N/A
  End of Period.....................   1.876    2.047     1.715     1.622     1.646     1.502     1.169    1.025     1.074       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --       N/A
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............   2.068    1.972     1.643     1.711     1.662     1.227     1.054    1.092     1.000       N/A
  End of Period.....................   1.759    2.068     1.972     1.643     1.711     1.662     1.227    1.054     1.092       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --       N/A
FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............   1.892    1.711     1.481     1.576     1.480     1.180     1.027    1.041     1.000       N/A
  End of Period.....................   1.699    1.892     1.711     1.481     1.576     1.480     1.180    1.027     1.041       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................      --       --        --        --        --        --        --       --        --       N/A


                                                                          YEAR ENDED DECEMBER 31ST
                                        --------------------------------------------------------------------------------------------
SUB-ACCOUNT                              2018     2017      2016      2015     2014      2013      2012     2011      2010      2009
--------------------------------------  -----    ------    ------    -----     -----    ------    -----     -----    ------    -----

FIDELITY VIP FREEDOM 2005 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.318     1.212    1.179     1.207     1.182     1.100    1.025     1.045     1.000      N/A
  End of Period.......................  1.251     1.318    1.212     1.179     1.207     1.182    1.100     1.025     1.045      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.434     1.295    1.254     1.284     1.256     1.130    1.032     1.056     1.000      N/A
  End of Period.......................  1.347     1.434    1.295     1.254     1.284     1.256    1.130     1.032     1.056      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.482     1.315    1.269     1.300     1.268     1.132    1.031     1.056     1.000      N/A
  End of Period.......................  1.378     1.482    1.315     1.269     1.300     1.268    1.132     1.031     1.056      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.544     1.353    1.303     1.333     1.299     1.144    1.031     1.064     1.000      N/A
  End of Period.......................  1.423     1.544    1.353     1.303     1.333     1.299    1.144     1.031     1.064      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.639     1.420    1.365     1.398     1.358     1.156    1.026     1.070     1.000      N/A
  End of Period.......................  1.499     1.639    1.420     1.365     1.398     1.358    1.156     1.026     1.070      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.710     1.443    1.383     1.416     1.377     1.156    1.022     1.072     1.000      N/A
  End of Period.......................  1.543     1.710    1.443     1.383     1.416     1.377    1.156     1.022     1.072      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A
FIDELITY VIP FREEDOM 2035 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period.................  1.794     1.485    1.420     1.454     1.416     1.159    1.012     1.077     1.000      N/A
  End of Period.......................  1.593     1.794    1.485     1.420     1.454     1.416    1.159     1.012     1.077      N/A
Number of Units Outstanding at End of Period
  (in thousands)......................     --        --       --        --        --        --       --        --        --      N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2018      2017      2016      2015      2014      2013      2012      2011      2010      2009
------------------------------------  -----    ------    ------    ------    ------    ------    ------    ------    -----     -----

FIDELITY VIP FREEDOM 2040 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.806     1.492     1.427     1.461     1.422     1.159     1.012    1.078     1.000       N/A
  End of Period.....................  1.593     1.806     1.492     1.427     1.461     1.422     1.159    1.012     1.078       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP FREEDOM 2045 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.818     1.502     1.436     1.471     1.432     1.160     1.010    1.079     1.000       N/A
  End of Period.....................  1.604     1.818     1.502     1.436     1.471     1.432     1.160    1.010     1.079       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP FREEDOM 2050 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.822     1.506     1.439     1.475     1.435     1.159     1.006    1.081     1.000       N/A
  End of Period.....................  1.607     1.822     1.506     1.439     1.475     1.435     1.159    1.006     1.081       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.184     1.113     1.089     1.116     1.098     1.063     1.020    1.025     1.000       N/A
  End of Period.....................  1.136     1.184     1.113     1.089     1.116     1.098     1.063    1.020     1.025       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  2.583     1.961     1.997     1.931     1.758     1.302     1.112    1.111     1.000       N/A
  End of Period.....................  2.844     2.583     1.961     1.997     1.931     1.758     1.302    1.112     1.111       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP INDEX 500 PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  2.221     1.864     1.702     1.715     1.543     1.191     1.050    1.059     1.000       N/A
  End of Period.....................  2.077     2.221     1.864     1.702     1.715     1.543     1.191    1.050     1.059       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A
FIDELITY VIP MID CAP PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period...............  1.956     1.653     1.505     1.558     1.497     1.123     0.999    1.141     1.000       N/A
  End of Period.....................  1.636     1.956     1.653     1.505     1.558     1.497     1.123    0.999     1.141       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --        --        --       --        --       N/A


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2018      2017      2016      2015      2014     2013      2012      2011      2010      2009
-----------------------------------  ------    ------    -----     ------    -----     -----     -----     -----    ------    ------

FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.488     1.166    1.255     1.237     1.375     1.076     0.911     1.122     1.000       N/A
  End of Period....................   1.241     1.488    1.166     1.255     1.237     1.375     1.076     0.911     1.122       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --       N/A
FIDELITY VIP STRATEGIC INCOME PORTFOLIO (SERVICE CLASS 2)
Unit Value:
  Beginning of Period..............   1.237     1.171    1.105     1.148     1.131     1.152     1.065     1.039     1.000       N/A
  End of Period....................   1.179     1.237    1.171     1.105     1.148     1.131     1.152     1.065     1.039       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --       N/A
FT VIP FRANKLIN INCOME VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period..............   1.421     1.320    1.179     1.293     1.259     1.126     1.018     1.013     0.916     0.688
  End of Period....................   1.335     1.421    1.320     1.179     1.293     1.259     1.126     1.018     1.013     0.916
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --        --
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period..............   1.454     1.364    1.239     1.310     1.263     1.008     0.906     0.951     0.866     0.715
  End of Period....................   1.267     1.454    1.364     1.239     1.310     1.263     1.008     0.906     0.951     0.866
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --        --
FT VIP FRANKLIN MUTUAL SHARES VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period..............   1.341     1.261    1.107     1.186     1.128     0.896     0.799     0.823     0.754     0.610
  End of Period....................   1.197     1.341    1.261     1.107     1.186     1.128     0.896     0.799     0.823     0.754
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --        --
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period..............   1.797     1.654    1.294     1.424     1.443     1.079     0.928     0.983     0.781     0.616
  End of Period....................   1.536     1.797    1.654     1.294     1.424     1.443     1.079     0.928     0.983     0.781
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --        --
FT VIP TEMPLETON GROWTH VIP FUND (CLASS 2)
Unit Value:
  Beginning of Period..............   1.170     1.006    0.935     1.018     1.068     0.832     0.700     0.766     0.727     0.565
  End of Period....................   0.978     1.170    1.006     0.935     1.018     1.068     0.832     0.700     0.766     0.727
Number of Units Outstanding at End of Period
  (in thousands)...................      --        --       --        --        --        --        --        --        --        --


                                                                         YEAR ENDED DECEMBER 31ST
                                     -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2018      2017      2016      2015      2014     2013      2012      2011      2010      2009
-----------------------------------  ------    ------    -----     -----     -----     -----     -----    ------    ------    ------

INVESCO V.I. AMERICAN FRANCHISE FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period..............   1.654    1.326     1.324     1.288     1.213     0.884     1.000       N/A       N/A       N/A
  End of Period....................   1.560    1.654     1.326     1.324     1.288     1.213     0.884       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --       N/A       N/A       N/A
INVESCO V.I. CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period..............   1.501    1.355     1.254     1.360     1.285     1.015     0.910     0.930     0.867     0.691
  End of Period....................   1.331    1.501     1.355     1.254     1.360     1.285     1.015     0.910     0.930     0.867
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --        --
INVESCO V.I. HEALTH CARE FUND (SERIES II SHARES)
(NAME CHANGED FROM INVESCO V.I. GLOBAL HEALTH CARE FUND
   (SERIES II SHARES) ON APRIL 30, 2018)
Unit Value:
  Beginning of Period..............   1.953    1.722     1.987     1.967     1.679     1.220     1.031     1.013     1.000       N/A
  End of Period....................   1.929    1.953     1.722     1.987     1.967     1.679     1.220     1.031     1.013       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --       N/A
INVESCO V.I. MID CAP CORE EQUITY FUND (SERIES II SHARES)
Unit Value:
  Beginning of Period..............   1.163    1.033     0.930     0.990     1.000       N/A       N/A       N/A       N/A       N/A
  End of Period....................   1.009    1.163     1.033     0.930     0.990       N/A       N/A       N/A       N/A       N/A
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --       N/A       N/A       N/A       N/A       N/A
JANUS HENDERSON ENTERPRISE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..............   2.279    1.827     1.661     1.631     1.480     1.142     0.995     1.030     0.836     0.590
  End of Period....................   2.222    2.279     1.827     1.661     1.631     1.480     1.142     0.995     1.030     0.836
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --        --
JANUS HENDERSON FORTY PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period..............   2.050    1.606     1.605     1.461     1.372     1.068     0.879     0.962     0.921     0.642
  End of Period....................   2.046    2.050     1.606     1.605     1.461     1.372     1.068     0.879     0.962     0.921
Number of Units Outstanding at End of Period
  (in thousands)...................      --       --        --        --        --        --        --        --        --        --



                                                                         YEAR ENDED DECEMBER 31ST
                                      ----------------------------------------------------------------------------------------------
SUB-ACCOUNT                            2018     2017      2016      2015      2014      2013      2012     2011      2010      2009
------------------------------------  -----     -----    ------    ------    ------    -----     -----     -----    ------    ------

JANUS HENDERSON MID CAP VALUE PORTFOLIO (SERVICE SHARES)
Unit Value:
  Beginning of Period...............  1.745     1.564     1.342     1.420     1.334    1.080     0.993     1.043     0.921     0.706
  End of Period.....................  1.476     1.745     1.564     1.342     1.420    1.334     1.080     0.993     1.043     0.921
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
MFS(R) NEW DISCOVERY SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period...............  2.012     1.623     1.519     1.582     1.742    1.257     1.059     1.206     1.000       N/A
  End of Period.....................  1.941     2.012     1.623     1.519     1.582    1.742     1.257     1.059     1.206       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --       N/A
MFS(R) UTILITIES SERIES (SERVICE CLASS)
Unit Value:
  Beginning of Period...............  1.723     1.533     1.404     1.678     1.521    1.289     1.160     1.109     1.000       N/A
  End of Period.....................  1.705     1.723     1.533     1.404     1.678    1.521     1.289     1.160     1.109       N/A
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --       N/A
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............  1.001     0.936     0.909     0.921     0.869    0.784     0.713     0.723     0.654     0.548
  End of Period.....................  0.928     1.001     0.936     0.909     0.921    0.869     0.784     0.713     0.723     0.654
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
OPPENHEIMER GLOBAL FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............  1.615     1.207     1.231     1.210     1.208    0.969     0.816     0.909     0.801     0.585
  End of Period.....................  1.372     1.615     1.207     1.231     1.210    1.208     0.969     0.816     0.909     0.801
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............  1.288     1.238     1.187     1.240     1.233    1.260     1.135     1.149     1.020     0.877
  End of Period.....................  1.207     1.288     1.238     1.187     1.240    1.233     1.260     1.135     1.149     1.020
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA (SERVICE SHARES)
Unit Value:
  Beginning of Period...............  1.876     1.678     1.453     1.576     1.438    1.042     0.902     0.942     0.780     0.580
  End of Period.....................  1.647     1.876     1.678     1.453     1.576    1.438     1.042     0.902     0.942     0.780
Number of Units Outstanding at End of Period
  (in thousands)....................     --        --        --        --        --       --        --        --        --        --


                                                                           YEAR ENDED DECEMBER 31ST
                                           -----------------------------------------------------------------------------------------
SUB-ACCOUNT                                2018     2017      2016     2015     2014      2013     2012     2011      2010     2009
-----------------------------------------  -----    -----    -----    ------    -----    -----    ------    -----    -----     -----

PIONEER MID CAP VALUE VCT PORTFOLIO (CLASS II)
Unit Value:
  Beginning of Period....................  1.534    1.385    1.214     1.321    1.172    0.900     0.827    0.895    0.773     0.629
  End of Period..........................  1.212    1.534    1.385     1.214    1.321    1.172     0.900    0.827    0.895     0.773
Number of Units Outstanding at End of Period
  (in thousands).........................     --       --       --        --       --       --        --       --       --        --
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO (CLASS I)
Unit Value:
  Beginning of Period....................  1.949    1.527    1.500     1.504    1.400    1.001     0.953    0.993    0.842     0.593
  End of Period..........................  1.789    1.949    1.527     1.500    1.504    1.400     1.001    0.953    0.993     0.842
Number of Units Outstanding at End of Period
  (in thousands).........................     --       --       --        --       --       --        --       --       --        --

                                 APPENDIX D

            GUARANTEED LIFETIME WITHDRAWAL BENEFIT ("GLWB") RIDER

Effective June 1, 2009, we stopped offering the optional Guaranteed Lifetime Withdrawal Benefit ("GLWB") Rider with Contracts issued on or after that date. This does not affect GLWB Riders issued prior to June 1, 2009. The following information is provided for the benefit of Contract Owners who purchased the GLWB Rider prior to June 1, 2009.


DEFINITIONS


COVERED PERSON is:

     - The person (or persons in the case of GLWB Plus For Two) whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). The Rider's benefits are based on the life of the Covered Person(s). If the Contract is owned by a non-natural person, we will treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.


MAXIMUM ANNUITY DATE means:

     -  The latest Valuation Date on which annuity payments may commence.


GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available to you (or your Beneficiary after your death) as Non-Excess Withdrawals or as monthly Settlement Payments if you meet the Rider's conditions.

     - On the Date of Issue, the initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Balance is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


GUARANTEED WITHDRAWAL AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year prior to the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs before the Lifetime Income Date), until the Guaranteed Withdrawal Balance is reduced to zero.

     - On the Date of Issue, the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. See "GUARANTEED AMOUNTS" below for information on how the Guaranteed Withdrawal Amount is affected by Non-Excess and Excess Withdrawals and additional Purchase Payments.


LIFETIME INCOME BASE means:

     - The amount that is used to determine the Lifetime Income Amount on and after the Lifetime Income Date and the charge for the GLWB Rider.

     - On the Date of Issue, the initial Lifetime Income Base is equal to your initial Purchase Payment (less any premium taxes). See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Base is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.

LIFETIME INCOME AMOUNT means:

     - The ANNUAL amount we guarantee to make available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date or to pay in monthly installments as Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date), while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later.

     - On the Lifetime Income Date, the initial Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date (subject to a maximum of $250,000). We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. See "GUARANTEED AMOUNTS" below for information on how the Lifetime Income Amount is affected by Non-Excess and Excess Withdrawals, additional Purchase Payments, and any Bonuses or Step-Ups.


LIFETIME INCOME DATE means:

     - The Contract Anniversary on or after the Covered Person reaches age 65, or the Date of Issue if the Covered Person is age 65 or older at the time of purchase of the Contract. In the case of GLWB Plus For Two, we use the life of the older Covered Person to determine the Lifetime Income Date. If the older Covered Person dies before the Lifetime Income Date and the surviving Covered Person chooses to continue the Contract, we will use the life of the surviving Covered Person to predetermine the Lifetime Income Date.


GROSS WITHDRAWAL means:

     - The amount of a partial or full withdrawal from the Contract. This amount will be subject to any withdrawal charges, premium taxes, federal and state income taxes and penalty taxes, and, in the case of a full surrender, the contract fee and a pro rata portion of the GLWB Rider charge, as applicable.


NON-EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - does NOT cause total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount; or

     - does NOT cause total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount; or

     - is taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below) if no Gross Withdrawals are taken that are not part of the program. Any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


EXCESS WITHDRAWAL means a Gross Withdrawal that:

     - causes total Gross Withdrawals during a Contract Year beginning PRIOR TO the Lifetime Income Date to exceed the Guaranteed Withdrawal Amount (or if such total withdrawals have already exceeded the Guaranteed Withdrawal Amount); or

     - causes total Gross Withdrawals during a Contract Year beginning ON OR AFTER the Lifetime Income Date to exceed the Lifetime Income Amount (or if such total withdrawals have already exceeded the Lifetime Income Amount).

     - Note: If Gross Withdrawals are currently being taken under a "life expectancy" program established by us (see "LIFE EXPECTANCY DISTRIBUTIONS" below), any Gross Withdrawals that are taken that are not part of the program and any future "life expectancy" program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals.


SETTLEMENT PAYMENTS mean:

      - Payments we make to you on and after the Benefit Phase Start Date or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). These payments may be subject to premium taxes as well as federal and state income taxes and penalty taxes.


BENEFIT PHASE occurs:

      - when the Contract Value is reduced to zero due to:

          - a Non-Excess Withdrawal; OR

          - poor market performance; OR

          - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.


STEP-UP means:

      - An increase in the Lifetime Income Base on certain anniversary dates due to positive market performance as reflected in your Contract Value.


BONUS means:

      - An increase in the Lifetime Income Base if you do not take withdrawals during a specified period of time.

                                    * * *


THE GLWB RIDER

If you are concerned that poor investment performance in the Subaccounts may adversely impact the amount of money you can withdraw from your Contract, for an additional charge the optional Guaranteed Lifetime Withdrawal Benefit Rider ("GLWB Rider") provides certain guarantees. In general, and subject to certain conditions, the GLWB Rider guarantees the following:

     1. Prior to the Lifetime Income Date: We will make the GUARANTEED WITHDRAWAL AMOUNT available for Non-Excess Withdrawals each Contract Year or we will pay it in monthly installments as Settlement Payments if your Contract enters the Benefit Phase before the Lifetime Income Date, until the Guaranteed Withdrawal Balance is reduced to zero. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Guaranteed Withdrawal Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment. Your initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your initial Guaranteed Withdrawal Amount is equal to 5% of your initial Guaranteed Withdrawal Balance.

     2.   If your Contract Value is greater than zero on the Lifetime Income
          Date: We will make the LIFETIME INCOME AMOUNT available for Non-Excess Withdrawals each Contract Year on and after the Lifetime Income Date (if you have not annuitized your Contract) or we will pay it in monthly installments as Settlement Payments on and after the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date) or if your Contract enters the Benefit Phase prior to the Maximum Annuity Date. This guarantee applies on and after the Lifetime Income Date, while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. If you limit your withdrawals to Non-Excess Withdrawals, we will only decrease the Guaranteed Withdrawal Balance by the amount of each withdrawal and we will not decrease the Lifetime Income Amount. If you begin receiving monthly Settlement Payments, we will reduce the Guaranteed Withdrawal Balance by the amount of each payment.

     3. After the Covered Person's death (or the death of the last surviving Covered Person in the case of the GLWB Plus for Two), your Beneficiary will receive the remaining Guaranteed Withdrawal Balance as a lump sum death benefit (if greater than the standard death benefit or any optional death benefit you elected) in certain cases or in monthly installments as Settlement Payments (until the Guaranteed Withdrawal Balance is reduced to zero) in others. This guarantee applies even if the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) on or after the Maximum Annuity Date, if you elected the GLWB Rider annuitization option on the Maximum Annuity Date.

The Guaranteed Withdrawal Amount is only available prior to the Lifetime Income Date. The Lifetime Income Amount is only available on and after the Lifetime Income Date (if your Contract Value is greater than zero on the Lifetime Income
Date). If you take ANY withdrawals prior to the Lifetime Income Date, the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount that was previously available. If we increase the Lifetime Income Base for a Bonus or a Step-Up, we will increase the Lifetime Income Amount and it may be higher than the Guaranteed Withdrawal Amount that was previously available.

As described in more detail below, we will increase the Guaranteed Withdrawal Balance, Lifetime Income Base, and Lifetime Income Amount (on or after the Lifetime Income Date) when you make additional Purchase Payments, subject to limits. As described in more detail below, we may increase the Guaranteed Withdrawal Amount (prior to the Lifetime Income Date) when you make additional Purchase Payments.

We make the above guarantees subject to the rules below:

     a)   You limit your withdrawals each Contract Year to Non-Excess
          Withdrawals.

     b) You do not annuitize under one of the Annuity Options in the Contract.

     c)   You do not terminate or surrender the Contract.

     d)   There is no divorce prior to the Benefit Phase Start Date.

     e) In the case of the GLWB Plus For One, a Non-Qualified Contract with joint Owners must be continued if the Owner who is not the Covered Person dies.

     f) In the case of the GLWB Plus For Two, if a Covered Person who is an Owner dies, the other Covered Person (if living) must continue the Contract.


THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT DOES NOT GUARANTEE CONTRACT VALUE OR THE PERFORMANCE OF ANY INVESTMENT OPTION

IMPORTANT:    We offered two coverage options: where the GLWB Rider covers one
Covered Person ("GLWB Plus For One") and where the GLWB Rider covers two Covered Persons ("GLWB Plus For Two"). If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole

Beneficiary, you chose whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse.


IMPORTANT CONSIDERATIONS

AN ADDITIONAL MONTHLY CHARGE IS IMPOSED FOR THIS BENEFIT AND THE COVERED PERSON(S) MUST REACH THE LIFETIME INCOME DATE AND REMAIN LIVING TO RECEIVE CERTAIN BENEFITS. SINCE THE WITHDRAWAL BENEFIT OF THE GLWB RIDER IS ACCESSED THROUGH REGULAR NON-EXCESS WITHDRAWALS, THE GLWB RIDER MAY NOT BE APPROPRIATE FOR OWNERS WHO DO NOT FORESEE A NEED FOR LIQUIDITY AND WHOSE PRIMARY OBJECTIVE IS TO TAKE MAXIMUM ADVANTAGE OF THE TAX DEFERRAL ASPECT OF THE CONTRACT. CERTAIN QUALIFIED CONTRACTS MAY HAVE WITHDRAWAL RESTRICTIONS WHICH MAY LIMIT THE BENEFIT OF THE RIDER. YOU SHOULD CONSULT WITH YOUR TAX AND FINANCIAL PROFESSIONALS ON THIS MATTER, AS WELL AS OTHER TAX MATTERS ASSOCIATED WITH THE GLWB RIDER.

ALSO, THE GLWB RIDER LIMITS THE INVESTMENT OPTIONS OTHERWISE AVAILABLE UNDER THE CONTRACT AND CONTAINS AGE CAPS, PURCHASE PAYMENT LIMITATIONS, AND RESTRICTIONS ON AN OWNER'S RIGHTS AND BENEFITS AT CERTAIN AGES AND VALUES.

Please carefully consider the following:

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2.

      - You may only allocate Purchase Payments and transfer Contract Value among certain Investment Options (see "INVESTMENT OPTION RESTRICTIONS" below).

      - We impose additional limitations on Purchase Payments (see "MAKING ADDITIONAL PURCHASE PAYMENTS" below).

      - You may not cancel the Rider once it is issued.

      - You will begin paying the GLWB Rider charge as of the first Monthiversary following the Date of Issue, even if you do not begin taking withdrawals for many years. If you choose not to take withdrawals, we will not refund the GLWB Rider charge.

      - Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant.

      - You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected the GLWB Plus For Two, or you elected GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

      - There are restrictions regarding who may be named as an Owner, joint Owner, Annuitant, joint Annuitant, and Beneficiary (see "NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES" below).

      - Any Settlement Payments that we make are subject to our financial strength and claims-paying ability.

      - Excess Withdrawals may significantly reduce or eliminate the value of the guarantees provided by the Rider; or

PURCHASING THE GLWB RIDER

Prior to its discontinuance, the GLWB Rider was only available to Qualified Contracts. The GLWB Rider was available only by electing it on the initial Contract application, and could not be elected after the Date of Issue.

In the case of GLWB Plus For One, the Rider could be elected only if the Covered Person had not attained age 76. In the case of joint Owners, the age of the older Owner determined eligibility. Where the Owner is a non-natural person, we determined eligibility by the age of the older Annuitant on the Date of Issue.

In the case of GLWB Plus For Two, the Rider could be elected only if the older Covered Person had not attained age 76. Also, both Covered Persons must have had birthdates less than 6 years apart from each other. For example, assume you purchased a Contract on November 1, 2007 and you wished to select GLWB Plus For
Two:

      - EXAMPLE 1:    You are born July 1, 1942 and your spouse is born June 1,
        1948. Since your birthdates are 5 years and 11 months apart, you may elect GLWB Plus For Two.

      - EXAMPLE 2:    You are born July 1, 1942 and your spouse is born August
        1, 1948. Since your birthdates are 6 years and 1 month apart, you may NOT elect GLWB Plus For Two.

We required due proof of age before issuing the Rider. We reserved the right to accept or refuse to issue the GLWB Rider at our sole discretion. The Rider was not be available in all states.


COVERED PERSONS

If both Owners of a Non-Qualified Contract are spouses, or if there is one Owner and a spouse who is the sole Beneficiary, you chose whether there will be one or two Covered Persons. This designation impacts the GLWB Rider charge and whether the guarantees provided by the GLWB Rider will continue for the life of the surviving spouse. You chose either the GLWB Plus For One or the GLWB Plus For Two when you elected the GLWB Rider.

In the case of GLWB Plus For One, the Covered Person is the person whose life we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elected the GLWB Rider annuitization option on the Maximum Annuity Date). If there is more than one Owner, the Covered Person is the older Owner on the Date of Issue. If the Contract is owned by a non-natural person, we treat the older Annuitant on the Date of Issue as the older Owner for purposes of determining the Covered Person.

In the case of GLWB Plus For Two, you and your spouse are the Covered Persons whose lives we use to determine the Lifetime Income Date and the duration of the monthly Settlement Payments on and after the Benefit Phase Start Date (if such date occurs on or after the Lifetime Income Date) or the Maximum Annuity Date (if you elect the GLWB Rider annuitization option on the Maximum Annuity
Date).

We determined the Covered Person(s) at the time you elected the Rider. A Covered Person cannot be added or changed after the Date of Issue.


NAMING OF OWNERS, ANNUITANTS, AND BENEFICIARIES

Unless the sole Owner is a non-natural person, the Owner and Annuitant must be the same individual (additional Annuitants are not permitted), and if your Contract has joint Owners, each Owner must be an Annuitant. If the Owner is a non-natural person, we will treat each Annuitant as an Owner under the GLWB Rider, and all Owner provisions and restrictions apply to such Annuitants.

You cannot change or add any Owner, joint Owner, Annuitant, or joint Annuitant, unless such change is permitted by us in connection with death or divorce. If you elected GLWB Plus For Two, or you elected

GLWB Plus For One and your Contract has joint Owners, you also cannot change or add any Beneficiary, unless such change is permitted by us in connection with death or divorce.

IF YOU DO NOT HAVE A SPOUSE ON THE DATE OF ISSUE:

      - You could have elected only GLWB Plus For One. You must be named as the sole Owner, and any Beneficiary may be named. You are the Covered Person.

IF YOU HAVE A SPOUSE ON THE DATE OF ISSUE:

For Qualified Contracts:

      - Under the Internal Revenue Code of 1986, as amended (the "Code"), only one spouse may be named as the sole Owner.

      - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

      - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons will be the sole Owner and the sole Beneficiary.

For Non-Qualified Contracts, you chose one of the following options:

     1)   one spouse was named as the sole Owner

          - If you elected GLWB Plus For One, any Beneficiary may be named (spouse or non-spouse). The Covered Person is the sole Owner.

          - If you elected GLWB Plus For Two, the other spouse must be named as the sole Beneficiary. The Covered Persons is the sole Owner and the sole Beneficiary.

                                     OR:

     2)   both spouses are named as joint Owners and Beneficiaries

          - If you elected GLWB Plus For One, the Covered Person is the older Owner

          - If you elected GLWB Plus For Two, the Covered Persons is both
            Owners.

A spouse must qualify as a "spouse" under the Code.


INVESTMENT OPTION RESTRICTIONS

If you elected the GLWB Rider, you may only allocate your Purchase Payments and transfer your Contract Value among the following Investment Options:

      - Goldman Sachs Balanced Strategy Portfolio (Class A)

      - Goldman Sachs Growth and Income Strategy Portfolio (Class A)

      - Goldman Sachs Growth Strategy Portfolio (Class A)

      - Goldman Sachs Government Money Market Fund (Service Shares)

YOU MAY NOT ALLOCATE ANY PORTION OF YOUR PURCHASE PAYMENTS OR CONTRACT VALUE TO ANY INVESTMENT OPTION NOT LISTED ABOVE. YOU MAY NOT ALLOCATE PURCHASE PAYMENTS OR TRANSFER CONTRACT VALUE TO THE FIXED ACCOUNT.

You should consult with your financial adviser to assist you in determining whether the Investment Options available with the GLWB Rider are best suited for your financial needs and risk tolerance. We reserve the right to impose additional restrictions on Investment Options at any time.

GLWB RIDER CHARGE

We assess an additional monthly charge for the GLWB Rider that compensates us for the costs and risks we assume in providing the benefits under the Rider.

     - In the case of GLWB Plus For One, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.50% of the Lifetime Income Base on that Monthiversary.

     - In the case of GLWB Plus For Two, on the Date of Issue, the monthly GLWB Rider charge, which we will deduct from your Contract Value on each Monthiversary, is equal to one-twelfth of the annual charge of 0.75% of the Lifetime Income Base on that Monthiversary.

WE RESERVE THE RIGHT TO INCREASE THE GLWB RIDER CHARGE ON THE EFFECTIVE DATE OF EACH STEP-UP. WE GUARANTEE, HOWEVER, THAT THE MONTHLY GLWB RIDER CHARGE WILL NEVER EXCEED 1.00% FOR GLWB PLUS FOR ONE OR 1.50% FOR GLWB PLUS FOR TWO, OF THE LIFETIME INCOME BASE ON EACH MONTHIVERSARY. If we decide to increase the GLWB Rider charge at the time of a Step-Up, then you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

We will deduct a pro rata share of the monthly GLWB Rider charge from the amount otherwise due:

     1) If you take an Excess Withdrawal on any date other than a Monthiversary and such withdrawal reduces the Contract Value to zero.

     2)   On the Annuity Date.

     3)   Upon surrender of the Contract.

All charges for the GLWB Rider will cease upon termination (see "TERMINATING THE GLWB RIDER" below).

When we deduct the charge for the GLWB Rider, we will reduce Purchase Payments (and earnings attributable to those Purchase Payments) in the chronological order in which we received such Purchase Payments.


GUARANTEED AMOUNTS

THE GUARANTEED WITHDRAWAL BALANCE.    On the Date of Issue, the initial
Guaranteed Withdrawal Balance is equal to your initial Purchase Payment (less any premium taxes). Your Guaranteed Withdrawal Balance can never be more than $5 million. Your Guaranteed Withdrawal Balance will never be less than zero.

THE LIFETIME INCOME BASE.    On the Date of Issue, the initial Lifetime Income
Base is equal to your initial Purchase Payment (less any premium taxes). The amount of the GLWB Rider charge and the Lifetime Income Amount will increase if the Lifetime Income Base increases. Your Lifetime Income Base can never be more than $5 million. Your Lifetime Income Base will never be less than zero.

NOTE: The Guaranteed Withdrawal Balance and Lifetime Income Base are not cash values or surrender values, are not available to Owners, are not minimum returns for any Subaccount, and are not guarantees of any Contract Value.

THE GUARANTEED WITHDRAWAL AMOUNT.    On the Date of Issue, the initial
Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance. Your Guaranteed Withdrawal Amount can never be more than $250,000.

THE LIFETIME INCOME AMOUNT.    On the Lifetime Income Date, the initial
Lifetime Income Amount is equal to 5% of your Lifetime Income Base on that date. We do not calculate the Lifetime Income Amount prior to the Lifetime Income Date. Your Lifetime Income Amount can never be more than $250,000.

NOTE: If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the previously available Guaranteed Withdrawal Amount.

Non-Excess Withdrawals, Excess Withdrawals, additional Purchase Payments, Bonuses, and Step-Ups may have an effect on the value of the Guaranteed Withdrawal Balance, the Lifetime Income Base, the Guaranteed Withdrawal Amount, and the Lifetime Income Amount, as follows:

IF:                                           THEN:

You take a Non-Excess Withdrawal              - we will decrease your Guaranteed Withdrawal Balance;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Base; and
                                                - we will not change your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will not change your Lifetime Income Base; and
                                                - we will not change your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

You take an Excess Withdrawal                 - we will decrease your Guaranteed Withdrawal Balance;
                                              - we will decrease your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will decrease your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will decrease your Lifetime Income Amount.
                                              (See "TAKING WITHDRAWALS" below)

IF:                                           THEN:

You make an additional Purchase Payment       - we will increase your Guaranteed Withdrawal Balance;
                                              - we will increase your Lifetime Income Base;
                                              - prior to the Lifetime Income Date:
                                                - we will recalculate your Guaranteed Withdrawal Amount;
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount.
                                              (See "MAKING ADDITIONAL PURCHASE PAYMENTS" below)

We apply a Bonus and/or Step-Up               - we will not change your Guaranteed Withdrawal Balance;
                                              - we will not change your Guaranteed Withdrawal Amount;
                                              - we will increase your Lifetime Income Base; and
                                              - on or after the Lifetime Income Date:
                                                - we will increase your Lifetime Income Amount;
                                              (See "BONUS" and "STEP-UP" below)


TAKING WITHDRAWALS

IMPORTANT CONSIDERATIONS

You may be assessed charges and penalties if you take withdrawals:

     - Although we currently do not assess a withdrawal charge on Non-Excess Withdrawals, we reserve the right to do so (unless you have elected the No Withdrawal Charge Rider for an additional charge). We will assess a withdrawal charge on Excess Withdrawals if such withdrawals would otherwise be subject to a withdrawal charge. If we assess a withdrawal charge on a Non-Excess Withdrawal or an Excess Withdrawal, we will calculate and impose the charge in the same manner that we would for any partial withdrawal. All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, will reduce the remaining Free Withdrawal Amount in any Contract Year. (See "WITHDRAWAL CHARGE" in the prospectus).

      - All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit. Federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner(s) reach(es) age 59 1/2. (See "FEDERAL TAX MATTERS" in the prospectus).

You should carefully consider when to begin taking Non-Excess Withdrawals.

      - You may reduce the value of the guarantees provided by the GLWB Rider, depending on when you begin taking Non-Excess Withdrawals. For example, because Non-Excess Withdrawals taken prior to the Lifetime Income Date reduce your Lifetime Income Base, such withdrawals will result in a lower initial Lifetime Income Amount (when calculated on the Lifetime Income Date).

      - If you delay taking Non-Excess Withdrawals, you may be paying for a benefit you are not using.

Please consult your financial adviser as to the appropriate time for you to begin taking Non-Excess Withdrawals.


NON-EXCESS WITHDRAWALS

IF:                                             THEN:

You take a Non-Excess Withdrawal                1. We will decrease the Guaranteed Withdrawal Balance by
   prior to the Lifetime Income Date:              the amount of the withdrawal.
                                                2. We will decrease the Lifetime Income Base to equal the
                                                   GREATER of:
                                                   - the Lifetime Income Base immediately amount prior to
                                                     the withdrawal minus the of the withdrawal; OR
                                                   - the Lifetime Income Base immediately prior to the
                                                     withdrawal multiplied by the Proportional Reduction
                                                     Factor.
                                                3. Your Guaranteed Withdrawal Amount will not change.
                                                THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                                VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                                IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                          THEN:

You take a Non-Excess Withdrawal on or       1. We will decrease the Guaranteed Withdrawal Balance by
   after the Lifetime Income Date:              the amount of the withdrawal.
                                             2. Your Lifetime Income Base will not change.
                                             3. Your Lifetime Income Amount will not change.

THE LIFETIME INCOME AMOUNT MAY BE LESS THAN THE GUARANTEED WITHDRAWAL AMOUNT PREVIOUSLY AVAILABLE IF YOU TAKE ANY WITHDRAWALS BEFORE YOUR LIFETIME INCOME DATE.

NOTE: If you choose to receive only a part of, or none of, your Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, in any given Contract Year, you should understand that annual Non-Excess Withdrawals are not cumulative. You cannot carry over any unused Non-Excess Withdrawals to any future Contract Years.

EXCESS WITHDRAWALS

IF:                                            THEN:

You take an Excess Withdrawal prior to the     1. We will decrease the Guaranteed Withdrawal Balance to
   Lifetime Income Date:                          equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Guaranteed Withdrawal Amount to
                                                  equal the Guaranteed Withdrawal Amount immediately
                                                  prior to the withdrawal multiplied by the Proportional
                                                  Reduction Factor.
                                               3. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACTV
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

IF:                                            THEN:

You take an Excess Withdrawal on or            1. We will decrease the Guaranteed Withdrawal Balance to
   after the Lifetime Income Date:                equal the LESSER of:
                                                  - the Guaranteed Withdrawal Balance immediately prior to
                                                    the withdrawal minus the amount of the withdrawal; OR
                                                  - the Guaranteed Withdrawal Balance immediately prior
                                                    to the withdrawal multiplied by the Proportional
                                                    Reduction Factor.
                                               2. We will decrease the Lifetime Income Base to equal the
                                                  Lifetime Income Base immediately prior to the withdrawal
                                                  multiplied by the Proportional Reduction Factor.
                                               3. We will decrease the Lifetime Income Amount to equal 5%
                                                  of the new Lifetime Income Base.
                                               THE PROPORTIONAL REDUCTION FACTOR IS EQUAL TO YOUR CONTRACT
                                               VALUE AFTER THE WITHDRAWAL DIVIDED BY YOUR CONTRACT VALUE
                                               IMMEDIATELY PRIOR THE WITHDRAWAL.

THE GLWB RIDER IS DESIGNED FOR YOU TO TAKE NON-EXCESS WITHDRAWALS EACH CONTRACT YEAR. THE GLWB RIDER IS NOT DESIGNED FOR TAKING EXCESS WITHDRAWALS. TAKING EXCESS WITHDRAWALS COULD HAVE NEGATIVE CONSEQUENCES:

      - EXCESS WITHDRAWALS COULD REDUCE YOUR GUARANTEED WITHDRAWAL BALANCE AND LIFETIME INCOME BASE BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE WITHDRAWAL. THIS MEANS THAT THE AMOUNT OF TOTAL GROSS WITHDRAWALS YOU MAKE AND/OR MONTHLY SETTLEMENT PAYMENTS YOU RECEIVE UNDER THE RIDER COULD BE LESS THAN THE TOTAL OF YOUR PURCHASE PAYMENTS (LESS ANY PREMIUM TAXES).

      - EXCESS WITHDRAWALS MAY REDUCE OR EVEN ELIMINATE YOUR FUTURE GUARANTEED WITHDRAWAL AMOUNT AND FUTURE LIFETIME INCOME AMOUNT.

      - WE WILL SURRENDER YOUR CONTRACT, AND YOU WILL LOSE THE GUARANTEES PROVIDED BY THE GLWB RIDER, IF YOUR CONTRACT VALUE IS REDUCED TO ZERO DUE TO EXCESS WITHDRAWALS. YOU WILL NOT RECEIVE ANY FURTHER BENEFITS UNDER THE GLWB RIDER.

MAKING ADDITIONAL PURCHASE PAYMENTS

You may make additional Purchase Payments at any time prior to the earlier of the Benefit Phase Start Date or the Covered Person's 76th birthday (or the older Covered Person's 76th birthday in the case of GLWB Plus For Two), subject to the limitations discussed below.

PURCHASE PAYMENTS PRIOR TO THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment prior to the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

We also will recalculate the Guaranteed Withdrawal Amount to equal the greater of:

      - the Guaranteed Withdrawal Amount immediately before the Purchase Payment; or

      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment.

PURCHASE PAYMENTS ON OR AFTER THE LIFETIME INCOME DATE.    If we receive a
Purchase Payment on or after the Lifetime Income Date, we will increase the Guaranteed Withdrawal Balance and the Lifetime Income Base by the amount of the Purchase Payment (less any premium taxes) (subject to a maximum limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to our receipt of a Purchase Payment. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Purchase Payment.

PURCHASE PAYMENT LIMITATIONS.    Please note the following limits on Purchase
Payments:

      - We reserve the right to refuse to accept additional Purchase Payments at any time to the extent permitted in the state we issue your Contract.

      - You must obtain our prior approval if your Contract Value immediately following an additional Purchase Payment would exceed $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation.

      - We will not accept an additional Purchase Payment on or after the first Contract Anniversary without our prior approval if the total of your Purchase Payments on and after the first Contract Anniversary would exceed $100,000. If you own a Qualified Contract, we will waive our requirement for prior approval of any Purchase Payments made in connection with a systematic investment program approved by us. We will aggregate multiple Contracts you own for purposes of the $100,000 limitation.

All other limitations on Purchase Payments, as set forth in "Purchase Payments," also apply. We reserve the right to impose additional limitations on Purchase Payments at any time.


BONUS

A Bonus is available for a limited time (the "Bonus Period"). The Bonus is an incentive for you to defer taking withdrawals until after the Bonus Period. The Bonus Period begins on the first Contract Anniversary and ends on the earlier of:

      - the 10th Contract Anniversary; or

      - the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 80.

If you have never taken a withdrawal, we will increase the Lifetime Income Base by a Bonus on each Contract Anniversary during the Bonus Period (subject to the maximum Lifetime Income Base limit of $5 million). Each time you qualify for a Bonus, we will increase the Lifetime Income Base by an amount equal to 5% multiplied by total Purchase Payments (less any premium taxes).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Bonus. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base after the Bonus.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

Once you take a withdrawal, we will not apply any future Bonuses to the Lifetime Income Base.

NOTE: A Bonus increases the Lifetime Income Base, but it is not available in cash and has no effect on your Contract Value.


STEP-UP

If your Contract Value on any "Step-Up Date" during the "Step-Up Period" is greater than the Lifetime Income Base on that date, we will automatically increase your Lifetime Income Base to equal the Contract Value (subject to the maximum Lifetime Income Base limit of $5 million).

On and after the Lifetime Income Date, we will increase the Lifetime Income Amount every time we increase the Lifetime Income Base due to a Step-Up. The new Lifetime Income Amount will equal 5% of the new Lifetime Income Base following the Step-Up.

We will apply any Bonus before we determine if a Step-Up applies on any Contract Anniversary.

STEP-UP PERIOD. The Step-up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or the older original Covered Person in the case of GLWB Plus For Two) reaches age 90. NO STEP-UPS WILL OCCUR AFTER THE END OF THE STEP-UP PERIOD.

STEP-UP DATES.    During the Step-Up Period, we schedule the Step-Up Dates for the 3rd, 6th, and 9th Contract Anniversary after the Date of Issue and every Contract Anniversary thereafter (e.g., the 10th, 11th, 12th, etc.) while the GLWB Rider is in effect, and on the Lifetime Income Date.

INCREASE IN GLWB RIDER CHARGE:    If we Step-Up the Lifetime Income Base, we
reserve the right to increase the monthly GLWB Rider charge up to a maximum of 1.00% for GLWB Plus For One or 1.50% for GLWB Plus For Two, on an annual basis, of the Lifetime Income Base on each Monthiversary (see "GLWB RIDER CHARGE" above). If we decide to increase the GLWB Rider charge at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up by notifying us at our Service Center in writing.

If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Lifetime Income Base within 30 days of subsequent Step-Up Dates by submitting a written request to our Service Center. If you decide to Step-Up the Lifetime Income Base, we will thereafter resume automatic Step-Ups.


BENEFIT PHASE

The Contract enters the Benefit Phase IF:

      - the Contract Value is reduced to zero due to:

        - a Non-Excess Withdrawal; OR

        - poor market performance; OR

        - the assessment of Contract fees and charges, including the GLWB Rider charge

      - AND either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after any of the above occurs is greater than zero.

The date the Contract enters the Benefit Phase is called the Benefit Phase Start Date.

Note that the Contract will only be eligible to enter the Benefit Phase if:

      - In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Benefit Phase Start Date; OR

        2. both Owners live until the Benefit Phase Start Date (in the case of a Non-Qualified Contract with joint Owners); OR

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Benefit Phase Start Date.

      - In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Benefit Phase Start Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Benefit Phase Start Date; OR

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Benefit Phase Start Date.

On the Benefit Phase Start Date we will terminate the GLWB Rider and all other rights and benefits under the Contract, including death benefits and any additional riders. We will not accept additional Purchase Payments and we will not deduct the GLWB Rider charge after the Benefit Phase Start Date.

During the Benefit Phase, we will pay you monthly Settlement Payments. Total monthly Settlement Payments received in the Benefit Phase (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Benefit Phase Start Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
Two).

NOTE: If the Benefit Phase Start Date occurs before the Lifetime Income Date, monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is reduced to zero after the first monthly Settlement Payment. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, monthly Settlement Payments will continue while a Covered Person is living or until the Guaranteed Withdrawal Balance is reduced to zero, if later. You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Benefit Phase Start Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.

Changes to Owners and Beneficiaries on and after the Benefit Period Start Date are subject to the same restrictions that would apply if the Contract entered the Annuity Period. (See "OWNERS, ANNUITANTS, AND BENEFICIARIES").

IF THE BENEFIT PHASE START DATE OCCURS BEFORE THE LIFETIME INCOME DATE:

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000:

      - The first and only Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Guaranteed Withdrawal Balance.

If the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is greater than $2,000:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the lesser of:

          - the Guaranteed Withdrawal Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Guaranteed Withdrawal Amount divided by twelve; or

          - the Guaranteed Withdrawal Balance.

     - We will decrease the Guaranteed Withdrawal Balance by the amount of the first monthly Settlement Payment. If the Guaranteed Withdrawal Balance following the first monthly Settlement Payment is greater than zero, we will pay you recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) equal to the Guaranteed Withdrawal Amount divided by twelve, and we will reduce the Guaranteed Withdrawal Balance by the amount of each payment until the Guaranteed Withdrawal Balance is equal to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the remaining Guaranteed Withdrawal Amount divided by twelve.

     EXAMPLE:

     If: The Guaranteed Withdrawal Balance on the Benefit Phase Start Date = $20,100
          The Guaranteed Withdrawal Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

          The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12))). The
          Guaranteed Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12), and we will reduce the Guaranteed Withdrawal Balance by $500 for each monthly Settlement Payment, until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment.
          Therefore, the last monthly Settlement Payment (the 35th payment) will be equal to $100.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.


IF THE BENEFIT PHASE START DATE OCCURS ON OR AFTER THE LIFETIME INCOME DATE:

     - The first monthly Settlement Payment that we will pay you on the Benefit Phase Start Date will be equal to the Lifetime Income Amount minus total Gross Withdrawals taken during the current Contract Year (but in no event less than zero) plus the Lifetime Income Amount divided by twelve.

     - You will then receive recurring monthly Settlement Payments (beginning one month after the Benefit Phase Start Date) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two) equal to the Lifetime Income Amount divided by twelve. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed

        Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

     EXAMPLE:

     If: The Guaranteed Withdrawal Balance on the Benefit Phase Start Date = $20,100
          The Lifetime Income Amount = $6,000
          Total Gross Withdrawals taken during the current Contract Year = $3,000, then

          The first monthly Settlement Payment will be equal to $3,500 (= Minimum ($20,100, $6,000 - $3,000 + ($6,000 / 12)). The
          Guaranteed Withdrawal Balance after the first monthly Settlement Payment will be equal to $16,600 (= $20,100 - $3,500). Thereafter, we will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or for the rest of the last surviving Covered Person's life in the case of GLWB Plus For
          Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $20,100 - 1 x $3,500 - 33 x $500) after the 34th payment. If the Covered Person has died (or if the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For Two).

          NOTE: Under Qualified Contracts, we may make higher monthly Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

     - If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

NOTE: If there is one living Covered Person on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If there are two living Covered Persons on the Benefit Phase Start Date and the Benefit Phase Start Date occurs on or after the Lifetime Income Date, the duration of monthly Settlement Payments on and after the Benefit Phase Start Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the Contract will not be eligible to enter the Benefit Phase after the date of divorce. See "DIVORCE" below.

GLWB RIDER DEATH BENEFIT

GLWB RIDER DEATH BENEFIT BEFORE THE BENEFIT PHASE START DATE

If the GLWB Rider Death Benefit is payable in the situations outlined below, the GLWB Rider Death Benefit will be equal to the greater of (A) or (B), less any premium taxes, where:

        (A) = The Contract Value on the Valuation Date we receive due proof of death

        (B) = The Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death

We will calculate any GLWB Rider Death Benefit on the Valuation Date we receive due proof of death.


1) GLWB PLUS FOR ONE

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

IF:                                              THEN:

The Covered Person is the deceased Owner:        - We will pay the GLWB Rider Death Benefit instead of the
                                                   standard death benefit or any optional death benefit you
                                                   elected if the GLWB Rider Death Benefit is greater.
                                                 - We will terminate the GLWB Rider on the Valuation Date
                                                   we receive due proof of death.
The Covered Person is NOT the deceased:          - We will NOT pay the GLWB Rider Death Benefit.
   Owner:
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT  - We will terminate the GLWB Rider on the Valuation
   OWNERS ARE NAMED ON THE DATE OF ISSUE.          Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects not to take the Contract death benefit as a lump sum, the following will apply:

IF:                                          THEN:

The Covered Person is the deceased Owner,    - We will pay the GLWB Rider Death Benefit instead of the
   the Beneficiary is the deceased Owner's     standard death benefit or any optional death benefit you
   surviving spouse, and the Beneficiary       elected if the GLWB Rider Death Benefit is greater.
   chooses NOT to continue the Contract:     - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.
The Covered Person is the deceased Owner,    - We will apply the GLWB Rider Death Benefit instead of
   the Beneficiary is the deceased Owner's     the standard death benefit or any optional death benefit
   surviving spouse, and the Beneficiary       you elected if the GLWB Rider Death Benefit is greater.
   chooses to continue the Contract:         - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.
The Covered Person is the deceased Owner     - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is NOT the deceased     standard death benefit or any optional death benefit you
   Owner's surviving spouse:                   elected if the GLWB Rider Death Benefit is greater.
                                             - We will terminate the GLWB Rider on the Valuation Date
                                               we receive due proof of death.


IF:                                              THEN:

The Covered Person is NOT the deceased           - We will NOT apply the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the            - We will NOT terminate the GLWB Rider--the Rider will
   deceased Owner's surviving spouse, and          continue unchanged.
   the Beneficiary chooses to continue           - The surviving owner may add or change any Beneficiary
   the Contract:                                   (spouse or non-spouse).
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.
The Covered Person is NOT the deceased           - We will not pay the GLWB Rider Death Benefit.
   Owner, the sole Beneficiary is the deceased   - We will terminate the GLWB Rider on the Valuation Date
   Owner's surviving spouse, and the               we receive due proof of death.
   Beneficiary chooses not to continue
   the Contract:
   NOTE: THIS SITUATION CAN ONLY ARISE IF JOINT
   OWNERS ARE NAMED ON THE DATE OF ISSUE.


2) GLWB PLUS FOR TWO

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects to take the Contract death benefit as a lump sum under our current administrative procedures, the following will apply:

      - If the Covered Person is the deceased Owner and the Beneficiary is not the other Covered Person:

        1. We will pay the GLWB Rider Death Benefit instead of the standard death benefit1. or any optional death benefit you elected if the GLWB Rider Death Benefit is greater.

        2. We will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

      NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH OF THE COVERED PERSONS HAVE
        DIED.

      - Otherwise, we will not pay the GLWB Rider Death Benefit and we will terminate the GLWB Rider on the Valuation Date we receive due proof of death.

If an Owner's death occurs before the Benefit Phase Start Date and the Beneficiary elects not to take the Contract death benefit as a lump sum, the following will apply:

IF:                                             THEN:

The Covered Person is the deceased Owner        - We will pay the GLWB Rider Death Benefit instead of the
   and the Beneficiary is not the other           standard death benefit or any optional death benefit you
   Covered Person:                                elected if the GLWB Rider Death Benefit is greater.
   NOTE: THIS SITUATION CAN ARISE ONLY IF BOTH  - We will terminate the GLWB Rider on the Valuation Date
   OF THE COVERED PERSONS HAVE DIED.              we receive due proof of death.


IF:                                             THEN:

A Covered Person is the deceased Owner,         - We will NOT apply the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's      - We will NOT terminate the GLWB Rider--the Rider will
   surviving spouse (and the other Covered        continue unchanged.
   Person), and the Beneficiary chooses to      - If the Beneficiary (who is the surviving spouse) was not an
   continue the Contract:                         Owner of the Contract, the Beneficiary will become the
   NOTE: THIS SITUATION CAN ARISE IF ONLY ONE     new Owner and new Annuitant. The new or surviving
   OF THE COVERED PERSONS HAS DIED.               Owner may add or change any Beneficiary (spouse or
                                                  non-spouse).
A Covered Person is the deceased Owner,         - We will NOT pay the GLWB Rider Death Benefit.
   the Beneficiary is the deceased Owner's      - We will terminate the GLWB Rider on the Valuation Date
   surviving spouse (and the other Covered        we receive due proof of death.
   Person), and the Beneficiary chooses NOT
   to continue the Contract:
   NOTE: THIS SITUATION CAN ARISE IF ONLY ONE
   OF THE COVERED PERSONS HAS DIED.

In the case of GLWB Plus For Two, the Rider will continue unchanged and we will not pay the GLWB Rider Death Benefit upon the death of a Covered Person who is not an Owner. In this case, the surviving Owner may add or change any Beneficiary (spouse or non-spouse).

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner before the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs before the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. Please note that Contract continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Consult a tax adviser for more information.


GLWB RIDER DEATH BENEFIT ON OR AFTER THE BENEFIT PHASE START DATE

If a Covered Person (or the last surviving Covered Person, in the case of GLWB Plus For Two) dies on or after the Benefit Phase Start Date, we will continue to make the same recurring monthly Settlement Payments that were being made prior to the Covered Person's death to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. If the Benefit Phase Start Date occurs before the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Guaranteed Withdrawal Amount divided by twelve. If the Benefit Phase Start Date occurs on or after the Lifetime Income Date, then the last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

We will pay or apply any GLWB Rider Death Benefit due upon the death of an Owner on or after the Benefit Phase Start Date in the same manner that we pay or apply the Contract death benefit when an Owner's death occurs on or after the Annuity Date and, in all circumstances, in accordance with Sections 72(s) or 401(a)(9) of the Code, as applicable. In some cases, the amount of each monthly Settlement Payment we make to the Beneficiary may be greater than the minimum distribution that might otherwise be required.

NOTE: In the event of divorce, there are cases where we will terminate the GLWB Rider on the Valuation Date that we receive due proof of divorce or the Valuation Date that we receive due proof of death of the first Owner to die. In some cases, the GLWB Rider Death Benefit will not be payable on the death of an Owner, as outlined above, after the date of divorce. See "DIVORCE" below.

ANNUITIZATION

On the Annuity Date, you must elect one of the following Options:

Option 1:    Elect to surrender the Contract, and we will terminate the GLWB
             Rider and pay you the Withdrawal Value (see "WITHDRAWALS AND
             SURRENDERS DURING THE ACCUMULATION PERIOD" in the Prospectus);

Option 2:    Elect to receive annuity payments under your Contract, and we will terminate the GLWB Rider and apply your Withdrawal Value as of the Annuity Date to an Annuity Option (see "ANNUITY PERIOD" in the
             Prospectus); OR

Option 3:    If the Maximum Annuity Date has been reached, elect to apply your
             Withdrawal Value to the GLWB Rider annuitization option. Under the GLWB Rider annuitization option, we will pay you monthly
             Settlement Payments equal to the Lifetime Income Amount divided by twelve for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two), beginning on the Maximum Annuity Date. We will reduce the Guaranteed Withdrawal Balance by the amount of each monthly
             Settlement Payment we make to you. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB Plus
             For Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. The last monthly Settlement Payment may be less than the Lifetime Income Amount divided by twelve.

             NOTE: Total monthly Settlement Payments received on and after the
                   Maximum Annuity Date (by you or your Beneficiary) will not be less than the Guaranteed Withdrawal Balance on the Maximum Annuity Date, unless your Beneficiary chooses to commute any remaining monthly Settlement Payments on the death of the Covered Person (or the death of the last surviving Covered Person in the case of GLWB Plus For
                   Two).
             NOTE: You may receive as few as one monthly Settlement Payment if the Guaranteed Withdrawal Balance is equal to zero on the Maximum Annuity Date (or is reduced to zero after the first monthly Settlement Payment) and the Covered Person dies (or last surviving Covered Person dies in the case of GLWB Plus for Two) before the next monthly Settlement Payment.
             NOTE: Under Qualified Contracts, we may make higher monthly
                   Settlement Payments before the Guaranteed Withdrawal Balance is reduced to zero, if we determine that we must do so based on our calculations of your minimum required distribution. In this case, after the Guaranteed Withdrawal Balance is reduced to zero, we will make monthly Settlement Payments equal to the Lifetime Income Amount divided by twelve, provided that a Covered Person is still living at that time.

If you die, the Beneficiary may commute any remaining monthly Settlement Payments at an interest rate of 5%.

     EXAMPLE:

     If:  The Contract has reached the Maximum Annuity Date
          The Withdrawal Value on the Maximum Annuity Date = $2,000
          The Guaranteed Withdrawal Balance on the Maximum Annuity Date =
          $17,100
          The Lifetime Income Amount = $6,000
          You elect Option 3 above, then

          We will pay you monthly Settlement Payments of $500 (= $6,000 / 12) for the rest of the Covered Person's life (or the last surviving Covered Person's life in the case of GLWB Plus For Two). We will reduce the Guaranteed Withdrawal Balance by $500 for each of these payments as we make them. If the Covered Person dies (or the last surviving Covered Person dies in the case of GLWB

          Plus for Two) and the Guaranteed Withdrawal Balance has not been reduced to zero, the monthly Settlement Payments of $500 will continue to your Beneficiary until the Guaranteed Withdrawal Balance is reduced to zero. In this example, the Guaranteed Withdrawal Balance will be reduced to $100 (= $17,100 - 34 x $500) after the 34th payment. If the Covered Person has died (or the last surviving Covered Person has died in the case of GLWB Plus For Two) before the 35th payment, the last monthly Settlement Payment (the 35th payment) will be equal to $100, otherwise we will continue to make monthly Settlement Payments of $500 until the Covered Person's death (or the last surviving Covered Person's death in the case of GLWB Plus For
          Two).

Please consult your financial adviser as to which option is most appropriate for you.

Note that you will only be eligible to elect Option 3 on the Maximum Annuity Date if:

     -  In the case of GLWB Plus For One:

        1. the Covered Person was the sole Owner on the Date of Issue and the Covered Person lives until the Maximum Annuity Date; or

        2. both Owners live until the Maximum Annuity Date (in the case of a Non-Qualified Contract with joint Owners); or

        3. a Non-Qualified Contract with joint Owners is continued if the Owner who is not a Covered Person dies, and the Covered Person then lives until the Maximum Annuity Date.

     -  In the case of GLWB Plus For Two:

        1. both Covered Persons live until the Maximum Annuity Date; OR

        2. a Covered Person who is not an Owner dies and the surviving Covered Person lives until the Maximum Annuity Date; or

        3. the Contract is continued after the death of an Owner and the surviving Covered Person then lives until the Maximum Annuity Date.

If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there is one living Covered Person at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on that Covered Person's life only, regardless of who is named as an Annuitant. If the Contract reaches the Maximum Annuity Date, and you elect Option 3 above, and there are two living Covered Persons at that time, the duration of monthly Settlement Payments on and after the Maximum Annuity Date will be based on both Covered Person's lives, regardless of who is named as an Annuitant.

We must receive written notification of your election of one of the above Options at least 15 days before the Annuity Date. If the Maximum Annuity Date has been reached and we have not received an election, you will be deemed to elect the Option (Option 2 or Option 3) that would result in the higher initial monthly payment on the Maximum Annuity Date. We will not deduct the GLWB Rider charge after the Annuity Date.


LOANS

The Loan privilege described in the Contract is not available if you elected the GLWB Rider.


DIVORCE

In the event of divorce, the former spouses must provide due proof of divorce to us at our Service Center. WE MAKE A LIMITED NUMBER OF EXCEPTIONS (IDENTIFIED BELOW) WITH RESPECT TO CHANGING AN OWNER AND/OR BENEFICIARY IN CONNECTION WITH DIVORCE. THE COVERED PERSON (OR BOTH COVERED PERSONS IN THE CASE OF GLWB PLUS FOR TWO) MAY LOSE GLWB RIDER BENEFITS IN THE EVENT OF DIVORCE.

1) If the date of divorce occurs prior to the Benefit Phase Start Date and the Annuity Date:

      - If due proof of divorce indicates that one of the following changes is to be made to an Owner and/or Beneficiary (effective as of the date of divorce), we will permit the change and the GLWB Rider will continue:

        1. If the Contract has joint Owners and both Owners are Covered Persons, we will permit one of the Owners to be removed from the Contract.

        2. If the Contract has joint Owners and only one of the Owners is a Covered Person, we will permit the Owner who is not a Covered Person to be removed from the Contract.

        3. If the Contract has a sole Owner, we will permit the Owner to be removed from the Contract if the sole Beneficiary who is also a Covered Person becomes the sole Owner of the Contract.

        4. If the Contract has a sole Beneficiary who is a Covered Person, we will permit the sole Beneficiary to be removed from the Contract.

        5. If the Contract has a sole Owner, and the Owner is the only Covered Person, we will permit the Owner to change or add any Beneficiary (spouse or non-spouse).

      After the change or removal of an Owner and/or Beneficiary, the remaining Owner (who will be the only Covered Person) may change or add any Beneficiary (spouse or non-spouse). Any amounts withdrawn from the Contract in connection with or following the divorce will be treated as Non-Excess Withdrawals or Excess Withdrawals as the case may be, pursuant to the above "Taking Withdrawals" provisions.

NOTE: In the case of GLWB Plus for Two, we will treat the removal of a Covered Person in the same manner as if Covered Person had been removed due to death.

      - If due proof of divorce indicates that there are to be no changes to an Owner and/or Beneficiary (effective as of the date of divorce):

        - If the date of death of the first former spouse to die occurs prior to the Benefit Phase Start Date, then either:

          - The GLWB Rider will continue if the deceased former spouse was not an Owner of the Contract. No GLWB Rider Death Benefit will be payable in connection with this death. The surviving Owner may then change or add any Beneficiary (spouse or non-spouse).

                                     OR:

          - We will terminate the GLWB Rider on the Valuation Date we receive due proof of death of the first former spouse to die, if the former spouse was an Owner of the Contract. If the first former spouse to die was the only Covered Person on the date of death, we will pay the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected if the GLWB Rider Death Benefit is greater. Otherwise, no GLWB Rider Death Benefit will be payable in connection with this death.

        - If both former spouses are still living on the Benefit Phase Start Date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

          - If the Maximum Annuity Date has been reached, and both former spouses are still living on that date, and you elect the GLWB Rider annuitization option on that date, we will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

        - If due proof of divorce indicates that an Owner and/or Annuitant and/or Beneficiary is to be changed, added, or removed (effective as of the date of divorce), and it is not specifically permitted above, the Rider will terminate on the earlier of the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of death of the first Owner to die. The Contract will not be eligible to enter the Benefit Phase after the date of divorce and no GLWB Rider Death Benefit will be payable on the death of an Owner after the date of divorce. In this case, we will refund any GLWB Rider charges between the date of divorce and the date that the GLWB Rider is terminated.

2)    If the date of divorce occurs on or after the Benefit Phase Start Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.

3) If the date of divorce occurs on or after the Maximum Annuity Date and you elected the GLWB Rider annuitization option on the Maximum Annuity
      Date:

      - We will split the monthly Settlement Payments according to the instructions we receive as part of the due proof of divorce. Prior to our receipt of due proof of divorce, we will make monthly Settlement Payments in the manner prescribed by the Owner pursuant to the terms of the Rider.


OTHER PROVISIONS

If you elected the GLWB Rider, all other provisions of your Contract and this Prospectus that do not conflict with the provisions of the GLWB Rider apply, such as "Transfers During the Accumulation Period" and "Withdrawals and Surrenders During the Accumulation Period" in the Prospectus.


TERMINATING THE GLWB RIDER

You may not terminate the GLWB Rider once it is in effect. However, we will terminate the GLWB Rider automatically upon the earliest of:

      - the Valuation Date that the Contract Value, the Guaranteed Withdrawal Balance, and the Lifetime Income Amount all equal zero (we will treat this as a surrender);

      - the Annuity Date;

      - the Benefit Phase Start Date;

      - the Valuation Date we receive due proof of an Owner's death, in certain circumstances (see "GLWB RIDER DEATH BENEFIT" above);

      - the Valuation Date we receive due proof of divorce or the Valuation Date we receive due proof of the death of the first Owner to die after divorce, in certain circumstances (see "DIVORCE" above); or

      - termination or surrender of the Contract.

Once the GLWB Rider terminates, it cannot be reelected or reinstated. All charges for the GLWB Rider will cease upon termination.


MISSTATEMENT OF AGE

If any Owner or Covered Person's age has been misstated, we may change the Covered Person in the case of GLWB Plus for One. We will terminate the GLWB Rider if the Contract would not have been eligible to elect the GLWB Rider on the Date of Issue had the correct age been provided. We may also adjust the Lifetime Income Date, Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Base, Lifetime Income Amount, Contract Value, the amount of previous charges for the GLWB Rider, GLWB Rider Death Benefits, and/or the amount of any Settlement Payments, as applicable, to the correct amount had the correct age been provided. If there is any underpayment of monthly Settlement Payments, we will pay the amount of the underpayment in one sum. We will deduct any overpayment of monthly Settlement Payments from the current or succeeding monthly Settlement Payment(s) due under the GLWB Rider. Interest not to exceed 3% compounded annually will be credited to any underpayment or charged to any overpayment of monthly Settlement Payments.


EXAMPLES

Please refer to Examples 1-3, below for hypothetical examples that illustrate the benefits under the GLWB Rider.


FEDERAL TAX ISSUES

As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules, particularly those rules relating to distributions resulting from a GLWB Rider, are not entirely clear. In this regard, we intend to treat monthly Settlement Payments received by you under the GLWB Rider after the Contract enters into the Benefit Phase as annuity payments for tax purposes. (However, we intend to treat any portion of the first monthly Settlement Payment that is in excess of the Guaranteed Withdrawal Amount divided by twelve (if the Benefit Phase Start Date occurs before the Lifetime Income Date) or the Lifetime Income Amount divided by twelve (if the Benefit Phase Start Date occurs on or after the Lifetime Income
Date), as fully taxable to you. In addition, if the Benefit Phase Start Date occurs before the Lifetime Income Date and the Guaranteed Withdrawal Balance on the Benefit Phase Start Date is less than or equal to $2,000, we intend to treat this Settlement Payment as a surrender payment for tax purposes.) We intend to treat the payments made to you prior to the Benefit Phase as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL" in the Prospectus)

The GLWB Rider provides benefits that differ from those traditionally offered under variable annuity contracts. If this Rider is in effect, the Covered Person(s) or his or her Beneficiary may be entitled to monthly Settlement Payments even if the Contract Value is zero. Such monthly Settlement Payments may be fully includible in income, if the investment in the Contract has been fully recovered.


LIFE EXPECTANCY DISTRIBUTIONS

You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or the joint life expectancies of both Covered Persons, if you elected GLWB Plus For Two). For purposes of the GLWB Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c), as the case may be (we sometimes refer to these as "Required Minimum Distributions").

You may take any Required Minimum Distributions related to this Contract from this Contract or from any other Contract you may own. Under our Life Expectancy Distribution program, we do not consider withdrawals under other Contracts you may own when calculating "life expectancy" distributions. In some cases there may be other acceptable methods of calculating the required distribution amount. You must accept our calculation of the minimum distribution amount in order to participate in our Life Expectancy Distribution program and to avoid potential Excess Withdrawal treatment. In some cases there may be other acceptable methods of calculating the required distribution amount.

We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations. We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to required minimum distributions. You should discuss these matters with your tax adviser prior to electing GLWB Rider.

We will treat withdrawals under our Life Expectancy Distribution program as Non-Excess Withdrawals, if no other Gross Withdrawals are taken while the program is in effect. Any Gross Withdrawals that are taken that are not part of the program and any future Life Expectancy program withdrawals that are taken during that Contract Year may be considered Excess Withdrawals. (See "TAKING WITHDRAWALS" above).

GLWB RIDER--EXAMPLE #1

THIS EXAMPLE ILLUSTRATES THE SETTING OF INITIAL AMOUNTS, THE IMPACT OF BONUSES AND STEP-UPS, THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS, THE IMPACT OF NON-EXCESS AND EXCESS WITHDRAWALS, AND THE CALCULATION OF THE GLWB RIDER DEATH BENEFIT

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $100,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - an Excess Withdrawal equal to the Contract Value is taken in the middle of the 17th Contract Year (the Contract is surrendered); and

      - we do not exercise our right to increase the GLWB Rider charge on the effective date of any Step-Up of the Lifetime Income Base.

The values in the shaded lines below are middle of year values (after the impact of the each assumed transaction). All other values are beginning of the year.

                                                          HYPOTHETICAL  HYPOTHETICAL              LIFETIME  CONTRACT
                                                            CONTRACT      CONTRACT    GUARANTEED   INCOME   VALUE ON  LIFETIME
        CONTRACT  AGE OF COVERED  PURCHASE      GROSS     VALUE BEFORE   VALUE AFTER  WITHDRAWAL    BASE     STEP-UP   INCOME
LINE      YEAR        PERSON       PAYMENT   WITHDRAWAL    TRANSACTION   TRANSACTION    BALANCE     BONUS     DATE      BASE
------  --------  --------------  ---------  -----------  ------------  ------------  ----------  --------  --------  --------

(1)...      1                 55  $ 100,000                 $      0      $100,000    $ 100,000       N/A        N/A  $100,000
(2)...      2                 56                              95,000        95,000      100,000    $5,000        N/A   105,000
(3)...      3                 57                             110,000       110,000      100,000     5,000        N/A   110,000
(4)...      4                 58                             117,500       117,500      100,000     5,000   $117,500   117,500
(5)...      4     Transaction #1     25,000                  110,000       135,000      125,000       N/A        N/A   142,500
(6)...      5                 59                             130,000       130,000      125,000     6,250        N/A   148,750
(7)...      6                 60                             115,000       115,000      125,000     6,250        N/A   155,000
(8)...      7                 61                             110,000       110,000      125,000     6,250    110,000   161,250
(9)...      7     Transaction #2               $6,250        118,750       112,500      118,750       N/A        N/A   155,000
(10)..      8                 62                             115,000       115,000      118,750       N/A        N/A   155,000
(11)..      9                 63                             117,500       117,500      118,750       N/A        N/A   155,000
(12)..      9     Transaction #3               10,000        125,000       115,000      108,750       N/A        N/A   142,600
(13)..     10                 64                             125,000       125,000      108,750       N/A    125,000   142,600
(14)..     11                 65                             135,000       135,000      108,750       N/A    135,000   142,600
(15)..     12                 66                             150,000       150,000      108,750       N/A    150,000   150,000
(16)..     13                 67                             135,000       135,000      108,750       N/A    135,000   150,000
(17)..     13     Transaction #4                7,500        122,500       115,000      101,250       N/A        N/A   150,000
(18)..     14                 68                             105,000       105,000      101,250       N/A    105,000   150,000
(19)..     15                 69                             110,000       110,000      101,250       N/A    110,000   150,000
(20)..     16                 70                              90,000        90,000      101,250       N/A     90,000   150,000
(21)..     16     Transaction #5               65,000         75,000        10,000       13,500       N/A        N/A    20,000
(22)..     17                 71                              10,500        10,500       13,500       N/A     10,500    20,000
(23)..     17     Transaction #6               11,000         11,000             0            0       N/A        N/A         0


        GUARANTEED  LIFETIME
        WITHDRAWAL   INCOME
LINE      AMOUNT     AMOUNT
------  ----------  --------

(1)...    $5,000        N/A
(2)...     5,000        N/A
(3)...     5,000        N/A
(4)...     5,000        N/A
(5)...     6,250        N/A
(6)...     6,250        N/A
(7)...     6,250        N/A
(8)...     6,250        N/A
(9)...     6,250        N/A
(10)..     6,250        N/A
(11)..     6,250        N/A
(12)..     5,750        N/A
(13)..     5,750        N/A
(14)..       N/A     $7,130
(15)..       N/A      7,500
(16)..       N/A      7,500
(17)..       N/A      7,500
(18)..       N/A      7,500
(19)..       N/A      7,500
(20)..       N/A      7,500
(21)..       N/A      1,000
(22)..       N/A      1,000
(23)..        na          0

SETTING OF INITIAL AMOUNTS

               --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment of
               $100,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set
               equal to the initial Purchase Payment of $100,000. The Guaranteed Withdrawal Amount is
               set equal to the 5% of the Guaranteed Withdrawal Balance (5% x $100,000 = $5,000). The
Line (1)       Lifetime Income Amount is not calculated prior to the Lifetime Income Date.

DETERMINATION OF LIFETIME INCOME DATE

               The Lifetime Income Date is the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65, or the Date of
               Issue if the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is age 65 or older on the Date of Issue.

Line (14)      In this example the Lifetime Income Date is the first day of the 11th Contract Year.

BONUSES & STEP-UPS

               The Bonus Period lasts until the earlier of the 10th Contract Anniversary or the Contract
               Anniversary immediately following the Contract Year in which the Covered Person (or older original Covered Person in the case of GLWB Plus for Two) reaches age 80. No Bonuses will be applied after a withdrawal is taken.

               The Step-Up Period begins on the Date of Issue and ends on the Contract Anniversary immediately following the Contract Year in which the Covered Person (or older original
               Covered Person in the case of GLWB Plus For Two) reaches age 90. During the Step-Up
               Period, Step-Up dates are scheduled for the 3rd, 6th, and 9th Contract Anniversary and every Contract Anniversary thereafter and the Lifetime Income Date.

               Since no withdrawals have been taken and the Covered Person is within the Bonus Period, the Lifetime Income Base is increased for a Bonus. The Bonus is equal to 5% of total
               Purchase Payments (= 5% x $100,000 = $5,000). The new Lifetime Income Base after the
               Bonus is equal to $105,000 (= $100,000 + $5,000). The Guaranteed Withdrawal Amount
Line (2)       does not change after a Bonus is applied.

               The 3rd Contract Anniversary is a Step-Up Date and the Contract Value ($117,500) exceeds the Lifetime Income Base after the Bonus is applied ($115,000), so the Lifetime Income Base is Stepped-Up to the Contract Value. Note that the Bonus is applied before we determine if
Line (4)       a Step-Up applies.

               The Contract Value ($110,000) is lower than the Lifetime Income Base after the Bonus is
Line (8)       Line (8) applied ($155,000 + $6,250 = $161,250) so the Lifetime Income Base is not Stepped-Up.

               The Contract Value ($150,000) is higher than the Lifetime Income Base ($142,600) so the
               Lifetime Income Base is Stepped-Up to equal the Contract Value. The Lifetime Income
Line (15)      Amount is increased to equal 5% of the new Lifetime Income Base (= 5% x $150,000 = $7,500).

TRANSACTION #1--IMPACT OF AN ADDITIONAL PURCHASE PAYMENT

               --We increase the Guaranteed Withdrawal Balance and Lifetime Income Base by the
               amount of an additional Purchase Payment when we receive it. The Guaranteed Withdrawal
               Balance after the additional Purchase Payment is equal to $125,000 (= $100,000 + $25,000).
               The Lifetime Income Base after the additional Purchase Payment Line (5) equals $142,500
Line (5)       (= $117,500 + $25,000).

               --The Guaranteed Withdrawal Amount is recalculated to equal the greater of (a) the
               Guaranteed Withdrawal Amount immediately before the Purchase Payment; or (b) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment. This is equal to $6,250 which is the greater of (a) = $5,000 or (b) = 5% x $125,000 = $6,250.


TRANSACTION #2--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               Prior to the Lifetime Income Date, the Guaranteed Withdrawal Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal

               A Gross Withdrawal of $6,250 is taken in the middle of the 7th Contract Year. Since the
               Gross Withdrawal does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed Withdrawal Amount ($6,250), the Gross Withdrawal is classified as a Non-Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (9)       adjusted for a Non-Excess Withdrawal taken prior to the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($118,750 = $125,000 - $6,250)

               --The new Lifetime Income Base is equal to the greater of (a) the Lifetime Income Base immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Lifetime
               Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor*. This is equal to $155,000 which is the greater of (a) = $161,250 - $6,250 = $155,000 or (b) = $161,250 x ($112,500 / $118,750) = $152,763

               --There is no change to the Guaranteed Withdrawal Amount.

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $112,500 / $118,750).

Line (9)       No future Bonuses will be applied to the Lifetime Income Base after this withdrawal.

TRANSACTION #3--IMPACT OF AN EXCESS WITHDRAWAL TAKEN PRIOR TO THE LIFETIME INCOME DATE

               A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
Line (12)      Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to $108,750 which is the lesser of (a) = $118,750 - $10,000 = $108,750 or (b) = $118,750 x ($115,000 / $125,000) = $109,250.

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($155,000 x ($115,000 /
               $125,000) = $142,600). Note that the Lifetime Income Base decreases by more than the amount of the withdrawal.

               --The new Guaranteed Withdrawal Amount is equal to the Guaranteed Withdrawal
               Amount immediately prior to the withdrawal multiplied by the Proportional Reduction
               Factor ($6,250 x ($115,000 / $125,000) = $5,750).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $115,000 / $125,000).


TRANSACTION #4--IMPACT OF A NON-EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               On and after the Lifetime Income Date, the Lifetime Income Amount is used for the purpose of determining whether a Gross Withdrawal is a Non-Excess Withdrawal or Excess
               Withdrawal

               A Gross Withdrawal of $10,000 is taken in the middle of the 9th Contract Year. Since the
               Gross Withdrawal exceeds the Guaranteed Withdrawal Amount ($6,250), the Gross
               Withdrawal is classified as an Excess Withdrawal. According to the terms of the GLWB
               Rider, amounts are adjusted for an Excess Withdrawal taken prior to the Lifetime Income
Line (17)      Date, as follows:

               --The new Guaranteed Withdrawal Balance equals the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($101,250 = $108,750 - $7,500)

               --There is no change to the Lifetime Income Base

               --There is no change to the Lifetime Income Amount.

TRANSACTION #5--IMPACT OF AN EXCESS WITHDRAWAL TAKEN ON OR AFTER THE LIFETIME INCOME DATE

               A Gross Withdrawal of $65,000 is taken in the middle of the 16th Contract Year. Since the
               Gross Withdrawal exceeds the Lifetime Income Amount ($7,500), the Gross Withdrawal is
               classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (21)      adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

               --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
               Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $13,500 which is the lesser of (a) = $101,250 - $65,000 = $36,250 or (b) = $101,250 x ($10,000 / $75,000) =
               $13,500. Note that the Guaranteed Withdrawal Balance decreases by more than the amount of the withdrawal.

               --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor ($150,000 x ($10,000 /
               $75,000) = $20,000). Note that Lifetime Income Base decreases by more than the amount of the withdrawal.

               --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
               (5% x $20,000 = $1,000).

               * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $10,000 / $75,000).

TRANSACTION #6--IMPACT OF AN EXCESS WITHDRAWAL EQUAL TO THE CONTRACT VALUE TAKEN ON OR AFTER THE LIFETIME
INCOME DATE

               The Contract does not enter the Benefit Phase after this transaction because the Contract
               Value is reduced to zero due to an Excess Withdrawal. The Contract is surrendered and the
               GLWB Rider is terminated because the Contract Value, the Guaranteed Withdrawal
               Balance, and the Lifetime Income Amount all equal zero.


             A Gross Withdrawal of $11,000 is taken in the middle of the 17th Contract Year. Since the
             Gross Withdrawal exceeds the Lifetime Income Amount ($1,000), the Gross Withdrawal is
             classified as an Excess Withdrawal. According to the terms of the GLWB Rider, amounts are
Line (23)    adjusted for an Excess Withdrawal taken on or after the Lifetime Income Date, as follows:

             --The new Guaranteed Withdrawal Balance is equal to the lesser of (a) the Guaranteed
             Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal or (b) the Guaranteed Withdrawal Balance immediately prior to the withdrawal multiplied by the Proportional Reduction Factor*. This is equal to to $0 which is the lesser of (a) = $13,500 - $11,000 = $2,500 or (b) = $13,500 x ($0 / $11,000) = $0.

             --The new Lifetime Income Base is equal to the Lifetime Income Base immediately prior to the withdrawal multiplied by the Proportional Reduction Factor. This is equal to
             $0 (= $20,000 x ($0 / $11,000))

             --The new Lifetime Income Amount is equal to 5% of the new Lifetime Income Base
             (5% x $0 = $0).

             * The Proportional Reduction Factor is equal to the Contract Value after the withdrawal divided by the Contract Value immediately prior to the withdrawal (= $0 / $11,000).

GLWB RIDER DEATH BENEFIT

             The GLWB Rider Death Benefit may be payable on an Owner's death in certain situations identified in the GLWB Rider. If the GLWB Rider Death Benefit is payable, we will pay (or apply) the GLWB Rider Death Benefit instead of the standard death benefit or any optional death benefit elected, if the GLWB Rider Death Benefit is greater.

             The GLWB Rider Death Benefit is equal to the greater of (a) or (b), less any premium taxes, where:

             (a) = the Contract Value on the Valuation Date we receive due proof of death; and

             (b) = the Guaranteed Withdrawal Balance on the Valuation Date we receive due proof of death.

             If we were to receive due proof of death of an Owner's death on the 10th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a
Line (14)    situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $135,000 which is the greater of (a) the
             Contract Value ($135,000) or (b) the Guaranteed Withdrawal Balance ($108,750).

             If we were to receive due proof of death of an Owner's death on the 15th Contract
             Anniversary AND the GLWB Rider Death Benefit is payable on such Owner's death in a
Line (20)    situation identified in the GLWB Rider:

             --The GLWB Rider Death Benefit would be equal to $101,250 which is the greater of (a) the
             Contract Value ($90,000) or (b) the Guaranteed Withdrawal Balance ($101,250).


GLWB RIDER--EXAMPLE #2

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS PRIOR TO THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $150,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 55 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date; and

      - Non-Excess Withdrawals equal to the Guaranteed Withdrawal Amount are taken in the middle of each Contract Year.



                                                  AGE OF
        CONTRACT                                  COVERED                         PURCHASE
LINE      YEAR                                    PERSON                           PAYMENT
------  ---------------------------------------  -------------------------------  -----------------------------------

(1)...      1                                       55                            $ 150,000
(2)...      2                                       56
(3)...      3                                       57
(4)...      4                                       58
(6)...      5                                       59
(7)...      6                                       60
(8)...      7                                       61
(10)..      8                                       62
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc


                                                                            LIFETIME
        HYPOTHETICAL                       GUARANTEED                        INCOME
          CONTRACT                         WITHDRAWAL                         BASE
LINE        VALUE                            BALANCE                          BONUS
------  ---------------------------------  ------------------------------  ------------------------------

(1)...   $ 150,000                          $ 150,000                          N/A
(2)...     127,000                            142,500                          N/A
(3)...     111,000                            135,000                          N/A
(4)...      95,000                            127,500                          N/A
(6)...      67,000                            120,000                          N/A
(7)...      30,000                            112,500                          N/A
(8)...      18,000                            105,000                          N/A
(10)..      11,000                             97,500                          N/A
(11)..       3,000                             90,000                          N/A
(12)..
(13)..
(14)..
(15)..


        CONTRACT
        VALUE ON                         LIFETIME                             GUARANTEED
         STEP-UP                          INCOME                              WITHDRAWAL
LINE      DATE                             BASE                                 AMOUNT
------  ------------------------------  -----------------------------------  ------------------------------------

(1)...       N/A                        $  150,000                              $7,500
(2)...       N/A                           142,500                               7,500
(3)...       N/A                           135,000                               7,500
(4)...   $95,000                           127,500                               7,500
(6)...       N/A                           120,000                               7,500
(7)...       N/A                           112,500                               7,500
(8)...    18,000                           105,000                               7,500
(10)..       N/A                            97,500                               7,500
(11)..       N/A                               N/A                                 N/A
(12)..
(13)..
(14)..
(15)..

        HYPOTHETICAL
          CONTRACT
            VALUE                                                                    MONTHLY    GUARANTEED
           BEFORE                                 GROSS                            SETTLEMENT   WITHDRAWAL
LINE     WITHDRAWAL                            WITHDRAWAL                            PAYMENT      BALANCE
------  ------------------------------------  -----------------------------------  ----------  -----------

(1)...    $ 138,500                             $ 7,500                                  N/A
(2)...      119,000                               7,500                                  N/A
(3)...      103,000                               7,500                                  N/A
(4)...       81,000                               7,500                                  N/A
(6)...       48,500                               7,500                                  N/A
(7)...       24,000                               7,500                                  N/A
(8)...       14,500                               7,500                                  N/A
(10)..       10,000                               7,500                                  N/A
(11)..        2,300                               2,300                                  N/A      $87,700
(12)..                                                                               $ 5,825       81,875
(13)..                                                                                   625       81,250
(14)..                                                                                   625       80,625
(15)..

               --In this example, the Lifetime Income Date would be the first day of the 11th Contract
               Year (the Contract Anniversary on or after the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) reaches age 65).

BONUSES & STEP-UPS

               No Bonuses are applied to the Lifetime Income Base in this example because a withdrawal is taken in the 1st Contract Year (no future Bonuses are applied to the Lifetime Income
Line (2)       Baseafter a withdrawal).

               The Contract Value on the 3rd Contract Anniversary (a scheduled Step-Up Date that is within the Step-Up Period) is less than the Lifetime Income Base so the Lifetime Income
Line (4)       Base is not Stepped-Up.

BENEFIT PHASE START DATE

               --A Gross Withdrawal of $2,300 is taken in the middle of the 9th Contract Year reducing the Contract Value to zero. This withdrawal is a Non-Excess Withdrawal because it does not cause total Gross Withdrawals taken during the Contract Year to exceed the Guaranteed
               Withdrawal Amount ($7,500). The Guaranteed Withdrawal Balance is reduced by the
Line (11)      amount of the Gross Withdrawal ($90,000 - $2,300 = $87,700).

               --The Contract enters the Benefit Phase because the Contract Value has been reduced to zero due to a Non-Excess Withdrawal and the remaining Guaranteed Withdrawal Balance is greater than zero. The date that the Contract enters the Benefit Phase is called the Benefit
               Phase Start Date. The GLWB Rider is terminated on the Benefit Phase Start Date; the remaining Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount are stored for use in the Benefit Phase. All other GLWB Rider amounts cease to exist on the Benefit
               Phase Start Date because the GLWB Rider is terminated.

               --The remaining Guaranteed Withdrawal Balance immediately following the final Gross
               Withdrawal is greater than $2,000. Therefore, the first monthly Settlement Payment is equal
               $5,825 which is the lesser of (a) the Guaranteed Withdrawal Amount minus total Gross
               Withdrawals taken during the current Contract Year plus the Guaranteed Withdrawal
               Amount divided by twelve, ($7,500 - $2,300 + $7,500 / 12 = $5,825) or (b) the remaining
               Guaranteed Withdrawal Balance ($87,700). The remaining Guaranteed Withdrawal Balance after the first monthly Settlement Payment is equal to remaining Guaranteed Withdrawal
               Balance after the final Gross Withdrawal minus the amount of the first monthly Settlement
Line (12)      Payment ($81,875 = $87,700 - $5,825).

               --Note that the total amount received on the Benefit Phase Start Date ($8,125) is equal to the amount of the final Gross Withdrawal ($2,300) plus the first monthly Settlement
               Payment ($5,825).

               Monthly Settlement Payments will continue until the Guaranteed Withdrawal Balance is reduced to zero. If the Covered Person dies before the Guaranteed Withdrawal Balance is reduced to zero, monthly Settlement Payments will continue to the Beneficiary until the
Line (15)      Guaranteed Withdrawal Balance is reduced to zero.


GLWB RIDER--EXAMPLE #3

THIS EXAMPLE ILLUSTRATES A SITUATION WHERE THE BENEFIT PHASE START DATE OCCURS AFTER THE LIFETIME INCOME DATE

The values shown below assume that:

      - a Contract is issued with an initial Purchase Payment of $120,000 and no premium taxes apply;

      - the Covered Person (or oldest Covered Person in the case of GLWB Plus For Two) is exact age 68 on the Date of Issue;

      - the Covered Person (or both surviving Covered Persons in the case of GLWB Plus For Two) lives until the Benefit Period Start Date; and

      - Non-Excess Withdrawals equal to the Lifetime Income Amount are taken in the middle of each Contract Year.






                                                   AGE OF
        CONTRACT                                   COVERED
LINE      YEAR                                     PERSON
------  ----------------------------------------  ------------------------------

(1)...      1                                         68
(2)...      2                                         69
(3)...      3                                         70
(4)...      4                                         71
(6)...      5                                         72
(7)...      6                                         73
(8)...      7                                         74
(10)..      8                                         75
(11)..      9
(12)..  Benefit Period Start Date
(13)..  Benefit Period Start Date + 1 Month
(14)..  Benefit Period Start Date + 2 Months
(15)..  etc

                                             BEGINNING OF YEAR VALUES                                        MIDDLE OF YEAR VALUES
        ------------------------------------------------------------------------------------------------  --------------------------
                                                                                                           HYPOTHETICAL
                                                           LIFETIME    CONTRACT                              CONTRACT
                                HYPOTHETICAL   GUARANTEED   INCOME     VALUE ON   LIFETIME    LIFETIME         VALUE
         PURCHASE                 CONTRACT     WITHDRAWAL    BASE       STEP-UP    INCOME      INCOME         BEFORE        GROSS
LINE      PAYMENT                   VALUE        BALANCE     BONUS       DATE       BASE       AMOUNT       WITHDRAWAL   WITHDRAWAL
------  ---------------------  -------------  -----------  ---------  ----------  ---------  -----------  -------------  -----------

(1)...  $  120,000               $  120,000    $ 120,000       N/A    $  120,000  $ 120,000    $ 6,000      $ 121,000      $ 6,000
(2)...                              122,000      114,000       N/A           N/A    120,000      6,000        116,500        6,000
(3)...                              111,000      108,000       N/A           N/A    120,000      6,000        103,000        6,000
(4)...                               95,000      102,000       N/A        95,000    120,000      6,000         81,000        6,000
(6)...                               67,000       96,000       N/A           N/A    120,000      6,000         48,500        6,000
(7)...                               30,000       90,000       N/A           N/A    120,000      6,000         24,000        6,000
(8)...                               18,000       84,000       N/A        18,000    120,000      6,000         14,500        6,000
(10)..                               11,000       78,000       N/A           N/A    120,000      6,000         10,000        6,000
(11)..                                4,000       72,000       N/A           N/A        N/A        N/A          3,800        3,800
(12)..
(13)..
(14)..
(15)..

              BENEFIT PHASE
        -------------------------


          MONTHLY     GUARANTEED
        SETTLEMENT    WITHDRAWAL
LINE      PAYMENT       BALANCE
------  -----------  ------------

(1)...          N/A
(2)...          N/A
(3)...          N/A
(4)...          N/A
(6)...          N/A
(7)...          N/A
(8)...          N/A
(10)..          N/A
(11)..          N/A     $68,200
(12)..      $ 2,700      65,500
(13)..          500      65,000
(14)..          500      64,500
(15)..

SETTING OF INITIAL AMOUNTS

             --On the Date of Issue, the Contract Value is equal to the initial Purchase Payment of
             $120,000. The initial Guaranteed Withdrawal Balance and Lifetime Income Base are set
             equal to the initial Purchase Payment of $120,000. In this example, the Lifetime Income
             Date is equal to the Date of Issue as the Covered Person (or oldest Covered Person in the case of GLWB Plus for Two) is older than age 65 on the Date of Issue. Because the Lifetime
             Income Date is a Step-Up Date and the Covered Person is within the Step-Up Period, the
             Contract Value is compared to the Lifetime Income Base to see if a Step-Up applies. The
             Contract Value ($120,000) and the initial Lifetime Income Base ($120,000) are the same so a
             Step-Up does not occur. The Lifetime Income Amount is set equal to the 5% of the Lifetime
             Income Base (5% x $120,000 = $6,000). The Guaranteed Withdrawal Amount is not
Line (1)     calculated on or after the Lifetime Income Date so it is not shown above.


                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2019


                      CWA VA ADVANTAGE IV VARIABLE ANNUITY

         FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                    COMMONWEALTH ANNUITY SEPARATE ACCOUNT A

HOME OFFICE:                           SERVICE CENTER MAILING ADDRESS:
20 Guest Street                        P.O. Box 758550
Brighton, MA 02135                     Topeka, Kansas 66675-8550
1-866-297-7531                         1-800-457-8803


      This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Separate Account dated May 1, 2019. The Prospectus may be obtained from Commonwealth Annuity and Life Insurance Company by writing or calling the Service Center address or telephone number listed above.


                               TABLE OF CONTENTS

                                                                           PAGE
                                                                          ------
GENERAL INFORMATION AND HISTORY                                              2
SERVICES TO THE SEPARATE ACCOUNT                                             2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                3
EXPERTS                                                                      3
FINANCIAL STATEMENTS                                                         3
FINANCIAL STATEMENTS OF COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
AND SEPARATE ACCOUNT A                                                     F-1

                        GENERAL INFORMATION AND HISTORY

The principal office (the "Principal Office") of Commonwealth Annuity and Life Insurance Company (the "Company") is located at 20 Guest Street, Brighton, MA 02135, Telephone 508-460-2400. The Company is a life insurance company originally organized under the laws of Delaware in July 1974, and re-domiciled to Massachusetts effective December 31, 2002. Originally known as American Variable Annuity Life Assurance Company, the Company changed its name to SMA Life Assurance Company in 1982, and then changed its name to Allmerica Financial Life Insurance and Annuity Company in 1995. Effective September 1, 2006 the Company adopted its present name.

Prior to December 30, 2005, the Company was an indirect wholly owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On that date, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"). Effective April 30, 2013, Goldman Sachs completed the transfer of the common stock of the Company to Global Atlantic (Fin) Company, a subsidiary of Global Atlantic Financial Life Limited, which in turn is a wholly-owned subsidiary of Global Atlantic Financial Group Limited ("Global Atlantic"). Effective January 2, 2014, Forethought Services LLC acquired ownership of 79% of the shares of the Company. Forethought Services LLC is a wholly-owned subsidiary of Forethought Financial Group, Inc., which in turn is a wholly-owned subsidiary of Global Atlantic (Fin) Company. The registered office of Global Atlantic is located at Appleby Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda.


The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 21% of the ordinary shares of GAFG and third party investors, individuals and employees, none of whom own more than 9.9%, own the remaining approximately 79% of ordinary shares.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. In connection with the acquisition of the Company, Global Atlantic has provided certain written assurances to the Commissioner of the Massachusetts Division of Insurance (the "Commissioner"). More specifically, Global Atlantic agreed to make capital contributions to the Company, subject to a maximum of $250 million, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100%, pursuant to Massachusetts Insurance Law. Such assurances have been provided solely to the Commissioner by Global Atlantic, and terminate the sooner of 2018 or at such time as Goldman Sachs owns less than 10% of the outstanding voting securities of Global Atlantic. These assurances are not evidence of indebtedness or an obligation or liability of Global Atlantic, and do not provide Contract Owners with any specific rights or recourse against Global Atlantic. These assurances replaced substantially similar assurances that had been provided by Goldman Sachs.

                        SERVICES TO THE SEPARATE ACCOUNT

Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") maintains the books and records of Commonwealth Annuity Separate Account A (the "Separate Account"). Commonwealth Annuity holds the assets of the Separate Account. The assets are kept segregated and held separate and apart from the general funds of Commonwealth Annuity. Commonwealth Annuity maintains records of all purchases and redemptions of shares of each Fund by each of the Subaccounts. All expenses incurred in the operations of the Separate Account, except the Contract fees and charges described in the Prospectus, are borne by Commonwealth Annuity.

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Boston, MA 02210.

MAIL ROOM AND ADMINISTRATIVE SERVICES. The Company has retained se2, LLC an affiliate of Security Distributors, Inc., to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of se2, LLC are located at One Security Benefit Place, Topeka, Kansas, 66636.


COMMISSIONS TO UNDERWRITER - The aggregate amounts of commissions paid to Global Atlantic Distributors LLC for sales of all contracts funded by Commonwealth Annuity Separate Account A for the years 2018, 2017, and 2016 is $806,619.55, $774,033.44, and $991,877.86. No commissions were retained by Global Atlantic for sales of all contracts funded by Separate Account A (including contracts not described in the Prospectus) for the years 2016, 2017, and 2018.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02210.

                                    EXPERTS


      The financial statements of Commonwealth Annuity at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of the Commonwealth Annuity Separate Account A of the company as of December 31, 2018 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


      The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

      This Statement of Additional Information contains financial statements for Commonwealth Annuity. The financial statements of Commonwealth Annuity should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends, or surplus. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2018 AND 2017 AND FOR THE YEARS ENDED
DECEMBER 31, 2018, 2017 AND 2016 AND SUPPLEMENTAL INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2018

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

INDEX TO STATUTORY FINANCIAL STATEMENTS

 Report of Independent Auditors                                                    3-4
 Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus       5
 Statutory Statements of Operations                                                  6
 Statutory Statements of Changes in Capital and Surplus                              7
 Statutory Statements of Cash Flows                                                  8
 Notes to Financial Statements - Statutory Basis                                  9-55

 Supplementary Information                                                          56
 Supplemental Schedule of Selected Statutory Basis Financial Data                57-60
 Supplemental Schedule of Investment Risk Interrogatories                        61-65
 Summary Investment Schedule                                                        66

   [PWC_LOGO]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying statutory financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the years ended December 31, 2018, 2017, and 2016.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

 PRICEWATERHOUSECOOPERS LLP, 101 SEAPORT BOULEVARD, SUITE 500, BOSTON, MA 02210
 T: (617)530 5000, F: (617) 530 5001, WWW.PWC.COM/US

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years ended December 31, 2018, 2017, and 2016.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years ended December 31, 2018, 2017, and 2016, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

OTHER MATTER

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of selected statutory basis financial data, supplemental schedule of investment risk interrogatories and summary investment schedule (collectively, the supplemental schedules) of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 9, 2019

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS AS OF DECEMBER 31, 2018 AND 2017

(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)                                              NOTES           2018           2017
---------------------------------------------------------------------------------  --------------  -------------  -------------
ASSETS
Bonds                                                                                   3,4        $  11,030,397  $   4,892,872
Preferred stocks                                                                        3,4               12,131             --
Affiliated common stock                                                                 3,4            2,384,809      2,231,362
Unaffiliated common stock                                                               3,4               15,051         13,531
Mortgage loans                                                                          3,4            1,448,164        173,862
Other invested assets including receivables for securities                              3,4              550,253        429,223
Cash and short term investments                                                         3,4            1,022,117        329,319
Policy loans                                                                            3,4              284,893        302,207
Derivatives                                                                             3,4               57,470        181,989
                                                                                                   -------------  -------------
   Subtotal, cash and invested assets                                                                 16,805,285      8,554,365
Investment income due and accrued                                                                        125,584         45,827
Premiums due and deferred                                                                8                 3,187          3,536
Reinsurance receivable                                                                                   242,202         86,023
Net deferred tax asset                                                                   6                45,858         58,943
Current federal and foreign tax recoverable                                                                   --         31,265
Other assets                                                                            15                 2,412          8,887
Separate account assets                                                                 17             2,053,948      2,512,672
                                                                                                   -------------  -------------
   Total admitted assets                                                                           $  19,278,476  $  11,301,518
                                                                                                   =============  =============
LIABILITIES
Funds held under reinsurance treaties                                                              $  11,115,935  $   4,119,744
Aggregate reserve for life policies and contracts                                        9             1,944,885      1,210,240
Aggregate reserve for accident and health policies                                                            42             50
Deposit funds and other contract liabilities                                                             761,601        550,087
Claims payable                                                                                             7,495          8,792
Dividends payable to policyholders                                                                           542            574
Interest maintenance reserve                                                                              82,335         71,823
General expenses and commissions payable                                                                   7,073          7,538
Reinsurance payables                                                                                     400,998         95,160
Transfers from separate accounts due or accrued                                                          (32,075)       (44,065)
Taxes, licenses and fees payable                                                                           2,579          1,466
Asset valuation reserve                                                                                   52,671         39,717
Derivative collateral                                                                   3,4                9,900        138,230
Current federal income taxes payable                                                                       8,741             --
Other liabilities                                                                       15                42,240         74,966
Payable to parent, subsidiaries and affiliates, net                                                        8,471         44,276
Separate account liabilities                                                            17             2,053,948      2,512,672
                                                                                                   -------------  -------------
   Total liabilities                                                                               $  16,467,381  $   8,831,270
                                                                                                   -------------  -------------
CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued
   and outstanding                                                                                         2,526          2,526
Paid in surplus                                                                                        1,420,011      1,290,011
Unassigned surplus                                                                                       568,513        557,666
Surplus notes                                                                                            820,000        620,000
Other                                                                                                         45             45
                                                                                                   -------------  -------------
   Total capital and surplus                                                            11             2,811,095      2,470,248
                                                                                                   -------------  -------------
   Total liabilities, capital, and surplus                                                         $  19,278,476  $  11,301,518
                                                                                                   =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(DOLLARS IN THOUSANDS)                                                 NOTES           2018            2017           2016
-----------------------------------------------------------------  --------------  --------------  -------------  -------------
REVENUE
Premiums and annuity considerations                                                $    1,185,872  $      40,117  $     156,051
Net investment income                                                    4                516,110        582,907        423,850
Amortization of interest maintenance reserve                             4                  9,695         10,381         12,002
Commissions, expense allowances and reserve adjustments on
   reinsurance ceded                                                                      399,697         66,871         80,887
Investment management and administration fees from separate
   accounts                                                                                42,412         40,845         41,209
Policyholder fee income                                                                    39,977         49,848         41,550
Other income                                                            15                (20,200)         6,023         10,560
                                                                                   --------------  -------------  -------------
     Total revenue                                                                 $    2,173,563  $     796,992  $     766,109
BENEFITS AND EXPENSES
Benefits paid or provided for:
   Surrender benefits                                                                     358,448        620,938        289,079
   Annuity payments                                                                       140,777         32,400         36,692
   Death benefits                                                                          52,648         56,812         44,459
   Disability benefits                                                                      1,478          1,481          1,525
   Supplementary contracts                                                                     10             13            792
   Interest and other payments on policy funds                                             15,631          1,879            110
   Change in policy reserves, deposit funds and other contract
     liabilities                                                                          734,637       (505,673)      (179,255)
                                                                                   --------------  -------------  -------------
     Total benefits                                                                     1,303,629        207,850        193,402
Commissions on premiums, annuity considerations and deposit
   liabilities                                                                              5,536          5,645          6,070
Change in loading expenses                                               8                    (87)           (95)          (111)
Commissions and expense allowances on reinsurance assumed                                 426,500         52,723         67,093
General insurance expenses                                                                 91,279         81,105         67,142
Insurance taxes, licenses and fees                                       6                    218          3,955          2,067
Net transfers to/(from) separate accounts                               17                (63,346)       (49,340)        51,062
Change in reserve - modified coinsurance and funds withheld
   adjustment                                                                             438,126         56,663        192,841
                                                                                   --------------  -------------  -------------
     Total benefits and expenses                                                        2,201,855        358,506        579,566
                                                                                   --------------  -------------  -------------
Net income from operations before dividends,federal income taxes
   and realized capital gains                                                             (28,292)       438,486        186,543

Dividends to policyholders                                                                  1,308          1,377          1,561
                                                                                   --------------  -------------  -------------
Net income from operations before federal income taxes and
   realized capital gains                                                                 (29,600)       437,109        184,982
Federal and foreign income tax (benefit)                                 6                 37,185        (71,209)       (46,319)
                                                                                   --------------  -------------  -------------
Net income from operations before realized capital gains                                  (66,785)       508,318        231,301
Net realized capital (losses) / gains, net of tax and transfers
   to interest maintenance reserve                                                         47,619       (258,477)      (126,071)
                                                                                   --------------  -------------  -------------
Net income                                                                         $      (19,166)  $    249,841   $    105,230
                                                                                   ==============  =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL  STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

                                                                                                                      TOTAL
                                       COMMON         PAID IN         SURPLUS                        UNASSIGNED      CAPITAL
(DOLLARS IN THOUSANDS)                 STOCK          SURPLUS          NOTES           OTHER          SURPLUS      AND SURPLUS
---------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2015       $        2,526  $    1,172,648  $      255,000  $           45  $     731,323  $   2,161,542

   Net income                                  --              --              --              --        105,230        105,230
   Change in net unrealized
     capital gains                             --              --              --              --        (21,217)       (21,217)
   Unrealized foreign exchange
     capital loss                              --              --              --              --        (21,674)       (21,674)
   Change in net deferred
     income tax                                --              --              --              --        (36,287)       (36,287)
   Change in non-admitted
     assets                                    --              --              --              --         17,543         17,543
   Change in unauthorized
     reinsurance                               --              --              --              --           (977)          (977)
   Change in asset valuation
     reserve                                   --              --              --              --         (2,440)        (2,440)
   Change as a result of
     reinsurance                               --              --              --              --        (10,604)       (10,604)
   Dividend to stockholders                    --              --              --              --        (35,500)       (35,500)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2016                2,526       1,172,648         255,000              45        725,397      2,155,616

   Net income                                  --              --              --              --        249,841        249,841
   Change in net unrealized
     capital gains                             --              --              --              --       (188,540)      (188,540)
   Unrealized foreign exchange
     capital loss                              --              --              --              --         55,402         55,402
   Change in net deferred
     income tax                                --              --              --              --        (69,175)       (69,175)
   Change in non-admitted
     assets                                    --              --              --              --         (3,983)        (3,983)
   Change in unauthorized
     reinsurance                               --              --              --              --          1,060          1,060
   Change in asset valuation
     reserve                                   --              --              --              --          2,287          2,287
   Capital contribution                        --         117,363              --              --             --        117,363
   Change as a result of
     reinsurance                               --              --              --              --         (9,123)        (9,123)
   Change in surplus note                      --              --         365,000              --             --        365,000
   Dividend to stockholders                    --              --              --              --       (205,500)      (205,500)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2017                2,526       1,290,011         620,000              45        557,666      2,470,248

   Net income                                  --              --              --              --        (19,166)       (19,166)
   Change in net unrealized
     capital gains                             --              --              --              --        117,104        117,104
   Unrealized foreign exchange
     capital loss                              --              --              --              --             (6)            (6)
   Change in net deferred
     income tax                                --              --              --              --        (20,881)       (20,881)
   Change in non-admitted
     assets                                    --              --              --              --          9,097          9,097
   Change in unauthorized
     reinsurance                               --              --              --              --         (1,082)        (1,082)
   Change in asset valuation
     reserve                                   --              --              --              --        (12,954)       (12,954)
   Capital contribution                        --         130,000              --              --             --        130,000
   Change as a result of
     reinsurance                               --              --              --              --        (11,265)       (11,265)
   Change in surplus note                      --              --         200,000              --             --        200,000
   Dividend to stockholders                    --              --              --              --        (50,000)       (50,000)
                                   --------------  --------------  --------------  --------------  -------------  -------------
Balance at December 31, 2018       $        2,526  $    1,420,011  $      820,000  $           45  $     568,513  $   2,811,095
                                   ==============  ==============  ==============  ==============  =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016

(DOLLARS IN THOUSANDS)                                                                 2018            2017           2016
---------------------------------------------------------------------------------  --------------  -------------  -------------
CASH FROM OPERATIONS
Premiums and annuity considerations                                                $    1,618,113  $      41,102  $     157,041
Net investment income                                                                     438,535        431,918        279,615
Other income                                                                              173,055        153,951        219,209
Claims, surrenders and other benefits                                                  (1,653,641)      (927,901)      (929,611)
Commissions and expenses paid                                                            (129,565)      (111,792)      (136,401)
Surplus note interest                                                                     (42,978)       (12,281)       (12,314)
Dividends paid to policyholders                                                            (1,341)        (1,409)        (1,609)
Net transfers from separate accounts                                                        4,334         22,697        (88,832)
Federal income taxes recovered / (paid)                                                    (1,592)        69,108         35,752
                                                                                   --------------  -------------  -------------
        Net cash from operations                                                          404,920       (334,607)      (477,150)
                                                                                   --------------  -------------  -------------
CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
   Bonds                                                                                4,853,315      1,891,563      1,957,638
   Stocks                                                                                      --             --         10,398
   Mortgage loans                                                                          83,328         65,564         81,688
   Other invested assets                                                                  197,857          7,652             --
   Derivatives                                                                            277,214        109,465        104,412
                                                                                   --------------  -------------  -------------
     Total investment proceeds                                                          5,411,714      2,074,244      2,154,136
Cost of investments acquired
   Bonds                                                                               (4,639,527)    (1,355,872)    (1,061,849)
   Stocks                                                                                 (30,000)       (76,628)      (106,400)
   Mortgage loans                                                                        (404,210)       (11,276)       (15,030)
   Derivatives                                                                           (102,869)      (299,599)      (196,854)
   Other invested assets                                                                 (298,693)       (14,614)       (11,124)
                                                                                   --------------  -------------  -------------
     Total cost of investments acquired                                                (5,475,299)    (1,757,989)    (1,391,257)
                                                                                   --------------  -------------  -------------
Net change in policy loans                                                                 17,314         18,944         13,636
                                                                                   --------------  -------------  -------------
        Net cash from investments                                                         (46,271)       335,199        776,515
                                                                                   --------------  -------------  -------------
CASH FROM FINANCING AND OTHER SOURCES
Surplus Notes, capital notes                                                              200,000             --             --
Capital and paid in surplus, less treasury stock                                          130,000         50,000             --
Dividends to stockholders                                                                 (50,000)      (205,500)       (35,500)
Net deposits / (withdrawals) on deposit type contracts                                    211,513        184,069        (14,928)
Increase (paydown) of repurchase agreement                                                     --             --       (182,118)
Net change in derivative collateral                                                      (128,330)        48,761          1,659
Other cash provided / (applied)                                                           (29,035)      (146,020)           480
                                                                                   --------------  -------------  -------------
        Net cash from financing and other sources                                         334,148        (68,690)      (230,407)
                                                                                   --------------  -------------  -------------
Net change in cash and short term investments                                             692,797        (68,098)        68,958
Beginning of the year                                                                     329,320        397,418        328,460
                                                                                   --------------  -------------  -------------
End of the year                                                                    $    1,022,117  $     329,320  $     397,418
                                                                                   ==============  =============  =============
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
   Non-cash premiums assumed                                                       $    5,845,928  $          --  $          --
   Non-cash premiums ceded on a funds withheld basis                                   (5,975,764)            --             --

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
   Dividends received from subsidiaries                                            $           --  $      90,760  $     148,816
   Capital paid in to subsidiaries                                                             --        (73,372)       (64,850)
   Non-cash transfer of assets                                                            437,054        355,111        168,998
   Assumption transfer of bonds                                                         6,426,998             --             --
   Assumption transfer of mortgages                                                       954,354             --             --

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
   Surplus note                                                                    $           --  $     365,000  $          --

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

1. ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the Commonwealth of Massachusetts. The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

As of December 29, 2017, the Company is a wholly-owned direct subsidiary of Global Atlantic (Fin) Company (FinCo). Prior to that date, the Company was owned by Forethought Services, LLC a 79% owner and by Finco, a 21% owner. FinCo is a partially owned subsidiary the Goldman Sachs Group, Inc. (GS).

The Company directly owns all of the outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, and First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and as of December 29, 2017 owns 100% of the outstanding shares of Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company and Forethought National Life Insurance Company (FNLIC), a Texas domiciled insurance company. Prior to that date, the Company owned 95% of FLIC and FNLIC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United Stated of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

   - Bonds which are "available-for-sale" or "trading" are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

   - Derivatives are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

   - The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

   - The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

   - Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

   - Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, instead of using experience-based expense, interest, morbidity, mortality and voluntary withdrawal assumptions, with provision made for adverse deviation or the fair value method as elected with the closed block and no lapse guarantee products under GAAP;

   - Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

   - Separate account assets and liabilities include guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), where these are classified under the Company's General Account under GAAP;

   - Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

   - Under NAIC SAP, certain items are designated as "non-admitted" assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents' balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

   - Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary's underlying statutory capital and surplus as unamortized goodwill on the parent company's books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

   - Under GAAP accounting, Value of Business Acquired (VOBA) represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. For most products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins and actual realized gains and losses on investments. For UL products with secondary guarantees, VOBA is amortized in relation to the emergence of death benefits, and for most traditional life products, VOBA is amortized in relation to the pattern of U.S. GAAP reserves. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

   - Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

   - Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

   - Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

   - Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

   - Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

   - Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity's domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

   - Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company's general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

USE OF ESTIMATES

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INVESTMENTS

BONDS

The NAIC classifies bonds into six quality categories. These categories range from 1 (the highest) to 5 (the lowest) for non-defaulted bonds, and category 6 for bonds in default. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the "Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office" (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 FAIR VALUE Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with PIMCO and Blackrock, for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities
(CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

PREFERRED STOCK

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

COMMON STOCK

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, BUSINESS COMBINATIONS AND GOODWILL (SSAP No. 68) and SSAP No. 97, INVESTMENTS IN SUBSIDIARY, CONTROLLED, AND AFFILIATED ENTITIES (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

MORTGAGE LOANS

Commercial mortgage loans and mezzanine real estate loans (real estate loans) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. Real estate loans held by the Company are diversified by property type and geographic area throughout the United States. Real estate loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

REPURCHASE AGREEMENTS

Repurchase agreements are accounted for in accordance with SSAP No. 103, TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENT OF LIABILITIES (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

FINANCIAL INSTRUMENTS AND DERIVATIVES

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and Listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as rates and equity. More specifically for General Business Hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and TRS. Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / Listed options. In accordance with SSAP No. 86, DERIVATIVES (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note, life settlement policies and ownership interests in partnerships. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

CASH AND SHORT-TERM INVESTMENTS

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INVESTMENT INCOME

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy's anniversary date at which point the interest is capitalized and added to principal.

CAPITAL GAINS AND LOSSES

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The IMR liability establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted. Net realized gains and losses charged to the IMR are amortized into revenue over the remaining life of the investment sold.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate's unassigned surplus. Dividends in excess of the affiliate's unassigned surplus are offset against the carrying amount of the investment.

Changes in non-admitted asset carrying amounts of bonds and mortgages on real estate are credited directly to unassigned surplus.

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

DEPOSIT ACCOUNTING

In accordance with SSAP No. 61R, LIFE, DEPOSIT-TYPE AND ACCIDENT AND HEALTH REINSURANCE (SSAP No. 61R) and Actuarial Guidance A791 "Life and Health Reinsurance Contracts", deposits and returns of deposits are recorded directly on the balance sheet with an offset to surplus, instead of carried through the Statements of Operations. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are re-categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables / receivables.

REINSURANCE AND MODIFIED COINSURANCE AND FUNDS WITHHELD RESERVE ADJUSTMENT

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES

RESERVING PRACTICES

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 3.5% to 11.25% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2018 and 2017, approximately 33.9% and 8.0% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company's variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 97% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and Actuarial Guideline 43 (CARVM for Variable Annuities).

WAIVER OF PREMIUMS, AND GROSS PREMIUMS LESS THAN NET PREMIUMS

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2018 and 2017, the Company had $91,245 and $97,187, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised

SUBSTANDARD POLICIES

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

FEDERAL INCOME TAXES

Deferred federal income taxes are calculated as defined by SSAP No. 101, INCOME TAXES (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, ceding commissions, tax credit carryforwards, and net operating loss and capital loss carry forwards.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks. Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

TRANSFERS FROM SEPARATE ACCOUNTS DUE OR ACCRUED, AND ACCRUED EXPENSE ALLOWANCE

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

GUARANTY FUND ASSESSMENTS

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

GOODWILL

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

RECENT ACCOUNTING STANDARDS

In March, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 68 - BUSINESS COMBINATIONS AND GOODWILL (SSAP No. 68), which requires certain new disclosures related to goodwill. The Company has made such disclosures in these statements.

In May, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 97 - INVESTMENTS IN SUBSIDIARY, CONTROLLED AND AFFILIATED ENTITIES (SSAP No. 97), clarifying accounting and reporting for companies whose SCA losses result in a zero, or negative, equity in an SCA. In those cases, the carry value of the investment shall be limited to zero and the company shall disclose the aggregate level of losses which represent its share in the investment. The Company has adopted this guidance and in the current period has no SCA losses to report.

In August, 2018, the NAIC Statutory Accounting Principles Working Group adopted revised guidelines for the Summary Investment Schedule, to better align the summary to underlying investments schedules presented in other parts of the financial statements. Adjustments have been made in the current year Summary Investment Schedule, and amounts on that schedule align more closely with amounts in the investments footnote, given the new definitions.

In November, 2018, as part of the Investment Classification Project, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 - UNAFFILIATED COMMON STOCK (SSAP No. 30), expanding the definition of common stock to include closed end funds and unit investment trusts. At this time, the Company does not hold this type of investment.

In November, 2018, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 72 - SURPLUS AND QUASI - REORGANIZATIONS (SSAP No.
72), clarifying accounting for distributions, particularly the distinction between dividends and returns of capital. The Company does not expect to experience any changes based on the new guidance.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Effective for periods ending December 31, 2017, the Statutory Accounting Principles Working Group made amendments to SSAP No. 2R - CASH, CASH EQUIVALENTS, DRAFTS, AND SHORT-TERM INVESTMENTS, such that class one money market funds, which had previously been categorized as short-term investments, are prospectively categorized as cash equivalents. The Company has reflected such investments as cash equivalents in December 31, 2018 and 2017 balances.

In November, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 100 - FAIR VALUE, to allow net asset value (NAV) per share as a practical expedient to fair value either when specifically named in a SSAP or when specific conditions exist. This revision adopts, with modification, applicable GAAP guidance, allowing consistency in reporting for when FASB allows use of NAV. This guidance is effective commencing January 1, 2018. The Company adopted the revisions to SSAP No. 100 as of January 1, 2018. These revisions had no impact to the Company's financial statements.

In June, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37 - MORTGAGE LOANS, which requires the disclosure to include both participant and a co-lender in a mortgage loan. This guidance was effective on the adoption date. The Company has no investments which were impacted by this guidance.

In April, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - BONDS, to remove SVO-identified instruments from the definition of a bond and provide separate guidance for these instruments. The Company shall report these at fair value, unless a systematic value approach is adopted. However, once a systematic approach is adopted the Company may not return to fair value. This guidance is effective commencing December 31, 2017. For the year ended December 31, 2017, the Company has elected to not use a systematic value measurement methodology. The Company elected to use a systematic value measurement methodology for such securities for the year ended December 31, 2018. This election had no impact on the Company's financial statements.

In April, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69 - STATEMENT OF CASH FLOW, to clarify the classification of certain cash receipts and cash payments. The Company must elect a method for classifying distributions received from Equity Method Investees including Nature of Distribution Approach. Returns on investments are classified as cash flows from operating activities and return of investments are classified as cash flows from investing activities. This guidance was effective on the adoption date. There is no impact on the Company's financial information based upon the clarified guidance.

In March, 2017, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 35R - GUARANTY FUND AND OTHER ASSESSMENTS, which requires discounting of long-term care guaranty fund assessments and related assets. This guidance is effective for reporting periods after January 1, 2017. There is no material impact on the Company based upon the new guidance.

RECLASSIFICATION

Certain previously reported amounts have been reclassified to conform with the current year presentation. The Company identified an error in the presentation of its investment in an affiliated surplus note. The Company revised its Statement of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2017 to reflect the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

reclassification of $365,000 in surplus notes from bonds to other invested assets. The Company has evaluated the correction of this error and has concluded that it was not material to current or prior period financial statements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

3. INVESTMENTS

BONDS

BOOK ADJUSTED/CARRYING VALUES AND FAIR VALUES

The book adjusted/carrying value and fair value of investment in bonds and short term investments are as follows:

                                                                      BOOK/
                                                                    ADJUSTED          GROSS          GROSS
                                                                    CARRYING       UNREALIZED      UNREALIZED
                                                                      VALUE           GAINS          LOSSES       FAIR VALUE
                                                                  --------------  --------------  -------------  -------------
DECEMBER 31, 2018
   Bonds and short-term investments
   United States Government and agencies                          $      179,561  $        1,826  $      (8,506) $     172,881
   State and political subdivisions                                      953,231          47,625        (12,609)       988,247
   Foreign government                                                     24,988             503         (1,175)        24,316
   Corporate securities                                                4,052,898          19,598       (169,088)     3,903,408
   Asset-backed securities                                             3,957,456          13,716        (74,260)     3,896,912
   ETF bonds                                                              44,976             152             --         45,128
   Commercial mortgage-backed securities                                 342,241           2,856         (7,436)       337,661
   Residential mortgage-backed securities                              1,475,046         177,722        (15,578)     1,637,190
                                                                  --------------  --------------  -------------  -------------
     Total bonds                                                      11,030,397         263,998       (288,652)    11,005,743
   Short-term investments                                                540,406              42           (195)       540,253
                                                                  --------------  --------------  -------------  -------------
Total bonds and short-term investments                            $   11,570,803  $      264,040  $    (288,847) $  11,545,996
                                                                  ==============  ==============  =============  =============

                                                                      BOOK/
                                                                    ADJUSTED          GROSS          GROSS
                                                                    CARRYING       UNREALIZED      UNREALIZED
                                                                      VALUE           GAINS          LOSSES       FAIR VALUE
                                                                  --------------  --------------  -------------  -------------
DECEMBER 31, 2017
   Bonds and short-term investments
   United States Government and agencies                          $      105,727  $        1,934  $      (6,167) $     101,494
   State and political subdivisions                                      641,437          74,047           (656)       714,828
   Foreign government                                                     18,272             691            (80)        18,883
   Corporate securities                                                1,667,280          71,014        (10,992)     1,727,302
   Asset-backed securities                                               961,544           9,668         (2,179)       969,033
   EFT bonds                                                               9,957              --            (44)         9,913
   Commercial mortgage-backed securities                                 167,494           4,119         (3,410)       168,203
   Residential mortgage-backed securities                              1,321,161         203,470         (4,199)     1,520,432
                                                                  --------------  --------------  -------------  -------------
     Total bonds                                                       4,892,872         364,943        (27,727)     5,230,089
   Short-term investments                                                     --              --             --             --
                                                                  --------------  --------------  -------------  -------------
Total bonds and short term investments                            $    4,892,872  $      364,943  $     (27,727) $   5,230,089
                                                                  ==============  ==============  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

At December 31, 2018 and 2017, respectively, 98.7% and 98.3% of debt securities were rated by the NAIC as investment grade (1 or 2).

The Company's redeemable preferred stock investments meet the NAIC's definition of hybrid securities and are classified as bonds. The fair value of hybrid securities owned at December 31, 2018 and 2017 was $35,173 and $14,516, respectively. The carrying value of the hybrid securities was $37,209 and $13,405 as of December 31, 2018 and 2017.

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2018 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in the category representing their stated maturity.

                                                                                                     BOOK/
                                                                                                    ADJUSTED
                                                                                                    CARRYING         FAIR
                                                                                                     VALUE          VALUE
                                                                                                  -------------  -------------
Due in one year or less                                                                           $     136,509  $     136,237
Due after one year through five years                                                                   524,656        518,295
Due after five years through ten years                                                                  698,476        685,557
Due after ten years                                                                                   3,851,037      3,748,765
Mortgage-backed and asset-backed securities                                                           6,360,125      6,457,144
                                                                                                  -------------  -------------
Total                                                                                             $  11,570,803  $  11,545,996
                                                                                                  =============  =============

CONTINUOUS LOSSES

The following tables provide information about the Company's bonds that have been continuously in an unrealized loss position.

                                      LESS THAN OR EQUAL TO               GREATER THAN
                                          TWELVE MONTHS                   TWELVE MONTHS                      TOTAL
                                  ------------------------------  ------------------------------  ----------------------------
                                                      GROSS                           GROSS                         GROSS
                                       FAIR        UNREALIZED          FAIR        UNREALIZED         FAIR        UNREALIZED
DECEMBER 31, 2018                     VALUE          LOSSES           VALUE          LOSSES          VALUE          LOSSES
--------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Bonds:
   United States Government and
     agencies                     $       72,449  $         (532) $       86,138  $       (7,975) $     158,587  $      (8,506)
   State and political
     subdivisions                        288,335          (5,919)        148,291          (6,690)       436,626        (12,609)
   Foreign government                      6,659            (166)          4,988          (1,008)        11,647         (1,175)
   Corporate securities                2,513,580        (109,495)        565,717         (59,593)     3,079,297       (169,088)
   Asset-backed securities             1,490,789         (69,787)        106,551          (4,473)     1,597,340        (74,260)
   Commercial mortgage-backed
     securities                          129,488          (2,494)         57,833          (4,942)       187,321         (7,436)
   Residential mortgage-backed
     securities                          286,748          (9,950)        121,688          (5,628)       408,436        (15,578)
                                  --------------  --------------  --------------  --------------  -------------  -------------
   Total bonds                    $    4,788,048  $     (198,343) $    1,091,206  $      (90,309) $   5,879,254  $    (288,652)
                                  ==============  ==============  ==============  ==============  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                      LESS THAN OR EQUAL TO               GREATER THAN
                                          TWELVE MONTHS                   TWELVE MONTHS                      TOTAL
                                  ------------------------------  ------------------------------  ----------------------------
                                                      GROSS                           GROSS                         GROSS
                                       FAIR        UNREALIZED          FAIR        UNREALIZED         FAIR        UNREALIZED
DECEMBER 31, 2017                     VALUE          LOSSES           VALUE          LOSSES          VALUE          LOSSES
--------------------------------  --------------  --------------  --------------  --------------  -------------  -------------
Bonds:
   United States Government and
     agencies                     $       20,895  $         (123) $       67,323  $       (6,044) $      88,218  $      (6,167)
   State and political
     subdivisions                         25,252            (193)         17,123            (463)        42,375           (656)
   Corporate securities                  197,237          (1,890)        357,903          (9,182)       555,140        (11,072)
   Asset-backed securities               119,787            (331)         59,284          (1,848)       179,071         (2,179)
   ETF bonds                               9,912             (44)             --              --          9,912            (44)
   Commercial mortgage-backed
     securities                               --              --          42,302          (3,410)        42,302         (3,410)
   Residential mortgage-backed
     securities                          214,087          (3,729)         10,340            (470)       224,427         (4,199)
                                  --------------  --------------  --------------  --------------  -------------  -------------
   Total bonds                    $      587,170  $       (6,310) $      554,275  $      (21,417) $   1,141,445  $     (27,727)
                                  ==============  ==============  ==============  ==============  =============  =============

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2018 and 2017, the number of securities in an unrealized loss position for over 12 months consisted of 307 and 154, respectively.

In the course of the Company's asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company's yield on its investment portfolio.

5GI SECURITIES

The Company's 5GI securities as of December 31, 2018 and 2017, respectively, were as follows:

YEARS ENDED, DECEMBER 31,

                                    NUMBER OF 5GI SECURITIES             AGGREGATE BACV               AGGREGATE FAIR VALUE
                                  ------------------------------  ------------------------------  -----------------------------
INVESTMENT                         CURRENT YEAR     PRIOR YEAR     CURRENT YEAR     PRIOR YEAR     CURRENT YEAR    PRIOR YEAR
--------------------------------- --------------  --------------  --------------  --------------  -------------   -------------
LB&SS - AC                                     1               1           1,959           2,738          1,959           2,738
                                  --------------  --------------  --------------  --------------  -------------   -------------
Total                                          1               1  $        1,959  $        2,738  $       1,959   $       2,738
                                  ==============  ==============  ==============  ==============  =============   =============

AC - Amortized cost
FV - Fair value

SUBPRIME MORTGAGE RELATED RISK EXPOSURE

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company's definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company's portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company has indirect subprime exposure through the following investments:


                                                                                      BOOK /                      OTHER THAN
                                                                                     ADJUSTED                     TEMPORARY
                                                                                  CARRYING VALUE                  IMPAIRMENT
                                                                                    (EXCLUDING                      LOSSES
                                                                    ACTUAL COST      INTEREST)     FAIR VALUE     RECOGNIZED
                                                                  --------------  --------------  -------------  -------------
December 31, 2018
Asset-backed securities                                           $       47,138  $       47,639  $      55,301  $          --
                                                                  --------------  --------------  -------------  -------------
Total                                                             $       47,138  $       47,639  $      55,301  $          --
                                                                  ==============  ==============  =============  =============

                                                                                      BOOK /                      OTHER THAN
                                                                                     ADJUSTED                     TEMPORARY
                                                                                  CARRYING VALUE                  IMPAIRMENT
                                                                                    (EXCLUDING                      LOSSES
                                                                    ACTUAL COST      INTEREST)     FAIR VALUE     RECOGNIZED
                                                                  --------------  --------------  -------------  -------------
December 31, 2017
Asset-backed securities                                           $       64,054  $       69,740  $      79,197  $          --
                                                                  --------------  --------------  -------------  -------------
Total                                                             $       64,054  $       69,740  $      79,197  $          --
                                                                  ==============  ==============  =============  =============

MORTGAGE LOANS

MATURITIES

The maturity distribution for mortgages is as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                       2018         PERCENTAGE
                                                                  --------------  --------------
2019                                                              $       19,428            1.34%
2020                                                                      96,476            6.66%
2021                                                                     270,446           18.68%
2022                                                                     155,438           10.73%
2023 and thereafter                                                      906,376           62.59%
                                                                  --------------  --------------
Total                                                             $    1,448,164          100.00%
                                                                  ==============  ==============

REGIONS AND TYPE

The Company individually and collectively evaluates all its mortgage loans for impairment. The credit quality indicator for the Company's mortgage loans is an internal measure based on the borrower's ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. There were no loans in arrears and no valuation allowances deemed necessary at December 31, 2018. The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company's mortgage loans by geographic region and property type.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The mortgage loans were concentrated in the following regions:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2018          PERCENTAGE         2017       PERCENTAGE
                                                                  --------------  --------------  -------------  -------------
East North Central                                                $          785            0.05% $       1,167           0.67%
East South Central                                                         1,247            0.09%         1,449           0.83%
Mid Atlantic                                                             188,182           12.99%        78,083          44.91%
Mountain                                                                  97,502            6.73%        12,635           7.27%
Pacific                                                                  146,629           10.13%        37,219          21.41%
South Atlantic                                                           255,977           17.68%        41,276          23.74%
West North Central                                                            79            0.01%           565           0.33%
West South Central                                                       275,737           19.04%         1,468           0.84%
Various                                                                  431,776           29.81%            --             --%
New England                                                               50,250            3.47%            --             --%
                                                                  --------------  --------------  -------------  -------------
Total                                                             $    1,448,164          100.00% $     173,862         100.00%
                                                                  ==============  ==============  =============  =============

The mortgage loans by type are as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2018          PERCENTAGE         2017       PERCENTAGE
                                                                  --------------  --------------  -------------  -------------
Apartment/multifamily                                             $      302,650           20.90% $      64,730          37.23%
Industrial                                                               284,203           19.63%        24,554          14.12%
Lodging                                                                   45,000            3.11%            --             --%
Medical/health care                                                           --              --%           172           0.10%
Office                                                                   409,501           28.27%        47,138          27.11%
Retail                                                                   298,086           20.58%        37,268          21.44%
Residential                                                               58,474            4.04%            --             --%
Other                                                                     50,250            3.47%            --             --%
                                                                  --------------  --------------  -------------  -------------
Total                                                             $    1,448,164          100.00% $     173,862         100.00%
                                                                  ==============  ==============  =============  =============

The maximum and minimum lending rates for new mortgage loans made during 2018 were 7.50% and 3.32%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 80.74%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

DERIVATIVES AND HEDGING ACTIVITIES

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company's derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

derivative assets, net of derivative liabilities, was $56,668 and $181,097 as of December 31, 2018 and 2017, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company's OTC derivative contracts is limited to the fair value of $11,027 as of December 31, 2018. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collaterals of $9,900 from counterparties as of December 31, 2018. In the event of the nonperformance by the counterparties, the Company has the right to the collaterals pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged were as follows:

DECEMBER 31, 2018

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
RISK HEDGED                                                                           ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
Equity/index                                                                      $       23,116  $          21  $     633,950
Inflation                                                                                 50,695         17,123      2,712,445
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $       73,811  $      17,144  $   3,346,395
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                    16,341        (16,341)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $       57,470  $         802
                                                                                  ==============  =============

DECEMBER 31, 2017

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
RISK HEDGED                                                                           ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
Equity/index                                                                      $       73,038  $          --  $   1,273,028
Inflation                                                                                109,459          1,401      2,843,619
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $      182,497  $       1,401  $   4,116,647
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                       508           (508)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $      181,989  $         893
                                                                                  ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The fair value of the derivative assets and liabilities by instruments were as follows:

DECEMBER 31, 2018

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
DERIVATIVE INSTRUMENTS                                                                ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
OTC equity options                                                                $       10,113  $          21  $      54,800
Futures                                                                                   36,856          1,199      1,621,658
Interest rate swap                                                                        16,474         15,122      1,067,000
Listed options                                                                             9,453             --          2,935
Total return swap                                                                            915            802        600,000
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $       73,811  $      17,144  $   3,346,395
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                    16,341        (16,341)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $       57,470  $         802
                                                                                  ==============  =============

DECEMBER 31, 2017

                                                                                    DERIVATIVE      DERIVATIVE      NOTIONAL
DERIVATIVE INSTRUMENTS                                                                ASSETS       LIABILITIES      AMOUNTS
--------------------------------------------------------------------------------  --------------  -------------  -------------
OTC equity options                                                                $       73,628  $          --  $     485,337
Futures                                                                                   39,192             --      1,200,922
Interest rate swap                                                                            --          1,401        855,002
Listed options                                                                             5,261             --            386
Swaptions                                                                                 64,416             --      1,575,000
                                                                                  --------------  -------------  -------------
Gross fair value of derivative instruments                                        $      182,497  $       1,401  $   4,116,647
                                                                                  ==============  =============  =============

Offset per SSAP No. 64                                                                       508           (508)
                                                                                  --------------  -------------
Net fair value of derivative instruments                                          $      181,989  $         893
                                                                                  ==============  =============

OTHER INVESTMENTS

INSURANCE-LINKED SECURITIES

The Company owns a security with a book value of $171,322 and $187,233, as of December 31, 2018 and 2017, respectively, with cash flows based upon the ownership of life settlement assets and single premium immediate annuity assets. This position is held in the Company's investment portfolio and not for risk management of direct or assumed insurance risks. The total death benefit payout on the security would be approximately $226,627 and $204,652 as of December 31, 2018 and 2017, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

OTHER INVESTED ASSETS

Other invested assets as stated on the Company's Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Affiliated surplus note                                                                           $     365,000  $     365,000
Term notes and loans                                                                                     98,318             --
Life settlement policies                                                                                 39,625         34,657
Partnerships                                                                                             15,945         20,088
Receivable for securities                                                                                31,366          9,478
                                                                                                  -------------  -------------
Total                                                                                             $     550,253  $     429,223
                                                                                                  =============  =============

CASH AND SHORT-TERM INVESTMENTS

Cash and short-term investments held at December 31, were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Cash and cash equivalents                                                                         $     481,711  $     329,319
Short-term investments                                                                                  540,406             --
                                                                                                  -------------  -------------
Total                                                                                             $   1,022,117  $     329,319
                                                                                                  =============  =============

RESTRICTED ASSETS

Restricted assets at December 31 were as follows:

                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                      2018           2017
                                                                                                  -------------  -------------
Pledged collateral to FHLB                                                                        $     483,541  $     333,281
On deposit with states                                                                                  125,797        123,870
                                                                                                  -------------  -------------
Total                                                                                             $     609,338  $     457,151
                                                                                                  =============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

PROCEEDS, NET INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Proceeds from the sale of bonds (including maturities, paydowns and other redemptions) and related capital gains and losses were as follows:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
 Proceeds                                                                         $    5,320,834  $   2,157,623  $   1,970,100

 Gross realized gains                                                                     19,695         58,588         42,100
 Gross realized losses                                                                   (41,242)       (28,278)       (36,900)
                                                                                  --------------  -------------  -------------
 Total net realized gains/(losses)                                                $      (21,547) $      30,310  $       5,200
                                                                                  ==============  =============  =============

Major categories of net investment income are summarized as follows:


                                                                                            YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                       2018            2017           2016
                                                                                   --------------  -------------  -------------
 Bonds                                                                             $      445,602  $     258,741  $     297,013
 Stocks                                                                                        93        305,500         85,500
 Mortgage loans                                                                            49,777         11,399         17,322
 Policy loans                                                                              19,701         21,077         22,259
 Cash equivalents and short-term investments                                               16,112          1,844          1,987
 Derivatives                                                                                   --         (2,437)         2,185
 Other invested assets                                                                        531           (125)         4,109
 Miscellaneous income                                                                       2,414            (57)           121
                                                                                   --------------  -------------  -------------
 Gross investments income                                                                 534,230        595,942        430,496
    Less: investment expenses                                                              18,120         13,035          6,646
                                                                                   --------------  -------------  -------------
 Net investment income before IMR amortization                                            516,110        582,907        423,850
    IMR amortization                                                                        9,695         10,381         12,002
                                                                                   --------------  -------------  -------------
 Net investment income after IMR amortization                                      $      525,805  $     593,288  $     435,852
                                                                                   ==============  =============  =============

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2018 and 2017.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2018 and 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
Realized gains (losses)
Bonds                                                                             $      (21,547) $     (33,133) $     (72,471)
Mortgage loans                                                                               (45)            45             --
Derivative instruments*                                                                   55,119       (213,226)       (51,859)
Cash, cash equivalents and short-term investments                                             --             --              7
Other invested assets                                                                      1,417         (2,551)        (6,172)
                                                                                  --------------  -------------  -------------
Total realized gains (losses) on investments                                              34,943       (248,865)      (130,495)
Less amount transferred to IMR (net of related taxes of $4,735 in 2018, $6,749
   in 2017 and $992 in 2016)                                                             (16,459)        12,533          1,844
                                                                                  --------------  -------------  -------------
Total realized gains (losses) on investments                                              51,402       (261,398)      (132,339)
Federal income tax expense                                                                (3,783)         2,921          6,268
                                                                                  --------------  -------------  -------------
Net realized gains (losses)                                                       $       47,619  $    (258,477) $    (126,071)
                                                                                  ==============  =============  =============

--------
*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

                                    YEAR ENDED DECEMBER 31,2018    YEAR ENDED DECEMBER 31,2017    YEAR ENDED DECEMBER 31,2016
                                   -----------------------------  ------------------------------  ----------------------------
                                                     FOREIGN                        FOREIGN                         FOREIGN
                                                     EXCHANGE                       EXCHANGE       UNREALIZED       EXCHANGE
                                    UNREALIZED      UNREALIZED     UNREALIZED      UNREALIZED        CAPITAL       UNREALIZED
                                   CAPITAL GAIN    CAPITAL GAIN   CAPITAL GAIN    CAPITAL GAIN        GAIN        CAPITAL GAIN
                                      (LOSS)          (LOSS)         (LOSS)          (LOSS)          (LOSS)          (LOSS)
                                   --------------  -------------  --------------  --------------  -------------  -------------

Bonds                              $       (7,607) $          --  $       (7,607) $       65,204  $         201  $     (15,781)
Common stocks of affiliates               130,586             --        (149,969)             --        (21,889)            --
Derivative instruments                     (5,197)            (6)         (6,709)         (9,802)         8,620         (5,893)
Cash and cash equivalents                      --             --              --              --           (729)            --
Other invested assets                        (902)            --           3,529              --             --             --
                                   --------------  -------------  --------------  --------------  -------------  -------------
   Total change in unrealized
     gains and losses                     116,880             (6)       (160,756)         55,402        (13,797)       (21,674)
Capital gains tax expense
   (benefit)                                 (224)            --          27,784              --          7,420             --
                                   --------------  -------------  --------------  --------------  -------------  -------------
   Change in unrealized gains and
     losses, net of taxes          $      117,104  $          (6) $     (188,540) $       55,402  $     (21,217) $     (21,674)
                                   ==============  =============  ==============  ==============  =============  =============

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer's overall financial condition, the issuer's credit and financial strength ratings, the issuer's financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer's securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company recognized OTTI charges on invested assets of $2,227 and $2,844 during 2018 and 2017, respectively.

The company receives certain amounts of prepayment and acceleration fees.

                                                                                                  GENERAL ACCOUNT  SEPARATE ACCOUNT
                                                                                                  ---------------  ----------------
Number of CUSIPS                                                                                                9                --
Aggregate Amount of Investment Income                                                             $         1,835  $             --

4.     FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

BASIS OF FAIR VALUE MEASUREMENT

Level 1 Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2 Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

SUMMARY OF FAIR VALUE METHODOLOGIES

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

BONDS, PREFERRED STOCK AND COMMON STOCK - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

CASH AND SHORT-TERM INVESTMENTS - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

MORTGAGE LOANS - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

DERIVATIVES - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company's OTC equity options trade in liquid markets,

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

POLICY LOANS - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

POLICY AND CONTRACT LIABILITIES - Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

SEPARATE ACCOUNTS - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

INVESTMENT IN LLC AND OTHER INVESTED ASSETS - The Company values these interests based upon their proportionate share of the underlying GAAP equity of the investment.

FINANCIAL INSTRUMENTS HELD AT FAIR VALUE

As of December 31, 2018, the Company's assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

DECEMBER 31, 2018

                                                                     LEVEL 1         LEVEL 2        LEVEL 3         TOTAL
                                                                  --------------  --------------  -------------  ------------
Financial Assets
Common stock                                                      $           --  $       15,051  $          --  $     15,051
Derivative asset                                                          45,111          12,359             --        57,470
Separate account assets                                                2,044,256           9,692             --     2,053,948
                                                                  --------------  --------------  -------------  ------------
Total assets at fair value                                        $    2,089,367  $       37,102  $          --  $  2,126,469
                                                                  ==============  ==============  =============  ============

Financial Liabilities
Derivative liabilities                                            $           --  $          802  $          --  $        802
                                                                  --------------  --------------  -------------  ------------
Total liabilities at fair value                                   $           --  $          802  $          --  $        802
                                                                  ==============  ==============  =============  ============

DECEMBER 31, 2017

                                                                     LEVEL 1         LEVEL 2        LEVEL 3         TOTAL
                                                                  --------------  --------------  -------------  ------------
Financial Assets
Common stock                                                      $           --  $       13,531  $          --  $     13,531
Derivative asset                                                          44,454         137,535             --       181,989
Separate account assets                                                2,512,672              --             --     2,512,672
                                                                  --------------  --------------  -------------  ------------
Total assets at fair value                                        $    2,557,126  $      151,067  $          --  $  2,708,193
                                                                  ==============  ==============  =============  ============

Financial Liabilities
Derivative liabilities                                            $           --  $          893  $          --  $        893
                                                                  --------------  --------------  -------------  ------------
Total liabilities at fair value                                   $           --  $          893  $          --  $        893
                                                                  ==============  ==============  =============  ============

TRANSFERS INTO OR OUT OF LEVEL 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2018.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

FAIR VALUE OF ALL FINANCIAL INSTRUMENTS

The aggregate fair value of the Company's financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100, insurance contracts and related policy loans have been excluded.

DECEMBER 31, 2018

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                     AGGREGATE       ADMITTED                                                       (CARRYING
                                    FAIR VALUE        ASSETS          LEVEL 1        LEVEL 2        LEVEL 3          VALUE)
                                  --------------  -------------   --------------  -------------   -----------   --------------
Financial Assets
Bonds                             $   11,005,743  $  11,030,397   $      218,008  $   8,830,552   $ 1,957,182   $           --
Common stock - affiliated              2,384,809      2,384,809               --             --     2,384,809               --
Common stock - unaffiliated               15,051         15,051               --             --        15,051               --
Preferred stock                           12,131         12,131            6,915          5,216            --               --
Short-term investments                   540,253        540,406               --        166,029       374,224               --
Cash and cash equivalents                481,711        481,711          481,711             --            --               --
Mortgage loans                         1,451,898      1,448,164               --      1,393,374        58,524               --
Other invested assets                    550,253        550,253           31,366         15,945       502,942               --
Derivative assets                         57,470         57,470           45,111         12,359            --               --

Financial Liabilities

Derivative liabilities                       802            802               --            802            --               --

DECEMBER 31, 2017

                                                                                                                      NOT
                                                                                                                  PRACTICABLE
                                    AGGREGATE       ADMITTED                                                       (CARRYING
                                   FAIR VALUE        ASSETS          LEVEL 1         LEVEL 2        LEVEL 3          VALUE)
                                  --------------  -------------   --------------  -------------   -----------   --------------
Financial Assets
Bonds                             $    5,230,089  $   4,892,872   $      111,407  $   5,066,843   $    51,839   $           --
Common stock - affiliated              2,231,362      2,231,362                                     2,231,362
Common stock - unaffiliated               13,531         13,531               --             --        13,531               --
Cash and cash equivalents                329,319        329,319          329,319             --            --               --
Mortgage loans                           176,526        173,862               --        176,526            --               --
Other invested assets                    429,223        429,223            9,478         20,088       399,657               --
Derivative assets                        181,989        181,989           44,454        137,535            --               --

Financial Liabilities

Derivative liabilities                       893            893               --            893            --               --

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

FINANCIAL INSTRUMENTS HELD AT CARRYING VALUE

The following is the estimated fair values of financial instruments held at carrying values:

                                                                                          DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                              2018                            2017
                                                                  ------------------------------  ----------------------------
                                                                    CARRYING          FAIR          CARRYING          FAIR
                                                                      VALUE           VALUE          VALUE           VALUE
                                                                  --------------  --------------  -------------   ------------
FINANCIAL ASSETS
Bonds                                                             $   11,030,397  $   11,005,742   $  4,892,872   $  5,230,089
Common stock - affiliated                                              2,384,809       2,384,809      2,231,362      2,231,362
Common stock - unaffiliated                                               15,051          15,051         13,531         13,531
Preferred stocks                                                          12,131          12,131             --             --
Short-term investments                                                   540,406         540,253             --             --
Mortgage loans                                                         1,448,164       1,451,898        173,862        176,526
Policy loans                                                             284,893         284,893        302,207        302,207
Cash and equivalents                                                     481,711         481,711        329,319        329,319
Other invested assets                                                    550,253         550,253        429,223        429,223
                                                                  --------------  --------------  -------------   ------------
Total                                                             $   16,747,815  $   16,726,741  $   8,372,376   $  8,712,257
                                                                  ==============  ==============  =============   ============

FINANCIAL LIABILITIES
Other contract deposit funds                                      $      751,090  $      802,072  $     539,226   $    565,798
Dividend accumulations                                                    10,510          10,510         10,861         10,861
                                                                  --------------  --------------  -------------   ------------
Total                                                             $      761,600  $      812,582  $     550,087   $    576,660
                                                                  ==============  ==============  =============   ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

5. FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $239,108. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

                                                                                                 DECEMBER 31,     DECEMBER 31,
                                                                                                     2018             2017
                                                                                                ---------------  ---------------
FHLB stock purchased/owned as part of the agreement                                             $        15,051  $        13,531
Collateral pledged to the FHLB                                                                          483,541          340,000
Funding capacity currently available                                                                    500,000          500,000
Total reserves related to funding agreement                                                             239,108          200,530
Agreement assets and liabilities
 General account assets                                                                                  15,051           13,531
 General account liabilities                                                                            239,108          200,530

The Company invested in Class B of membership stock which is not eligible for redemption. The maximum amount of collateral pledge to the FHLB at any time during the year 2018 and 2017 totaled to $486,608 and $365,696, respectively. The maximum amount of aggregate borrowings from an FHLB at any time during the year 2018 and 2017, the actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock, amounts to $500,000 and $500,000, respectively.

6. FEDERAL INCOME TAXES

COMPONENTS OF NET DEFERRED TAX ASSET/(LIABILITY)

The net deferred tax asset/liability at December 31, 2018 and 2017 and the change is comprised of the following components:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                                               DECEMBER 31, 2018
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       84,615  $      32,112   $     116,727
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        84,615         32,112         116,727
Deferred tax assets nonadmitted                                                               --             --              --
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               84,615         32,112         116,727
Gross deferred tax liabilities                                                            70,869             --          70,869
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       13,746  $      32,112   $      45,858
                                                                                  ==============  =============   =============

                                                                                               DECEMBER 31, 2017
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       54,210  $      43,750   $      97,960
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        54,210         43,750          97,960
Deferred tax assets nonadmitted                                                            3,501          4,071           7,572
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               50,709         39,679          90,388
Gross deferred tax liabilities                                                            31,445             --          31,445
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       19,264  $      39,679   $      58,943
                                                                                  ==============  =============   =============

                                                                                                     CHANGE
                                                                                  ---------------------------------------------
                                                                                    ORDINARY        CAPITAL          TOTAL
                                                                                  --------------  -------------   -------------
Gross deferred tax assets                                                         $       30,405  $     (11,638)  $      18,767
Statutory valuation allowance adjustments                                                     --             --              --
                                                                                  --------------  -------------   -------------
Adjusted gross deferred tax assets                                                        30,405        (11,638)         18,767
Deferred tax assets nonadmitted                                                           (3,501)        (4,071)         (7,572)
                                                                                  --------------  -------------   -------------
   Subtotal net admitted deferred tax asset                                               33,906         (7,567)         26,339
Gross deferred tax liabilities                                                            39,424             --          39,424
                                                                                  --------------  -------------   -------------
   Net admitted deferred tax asset / (liability)                                  $       (5,518) $      (7,567)  $     (13,085)
                                                                                  ==============  =============   =============

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

COMPONENTS OF ADMISSION CALCULATION

The admission calculation components under SSAP No. 101 are as follows:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                                               DECEMBER 31, 2018
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
  limitation)                                                                             21,671          32,112          53,783
Adjusted gross deferred tax assets allowed per limitation                                     --              --         406,539
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   62,944              --          62,944
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       84,615   $      32,112   $     116,727
                                                                                  ==============   =============   =============

                                                                                               DECEMBER 31, 2017
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
   limitation)                                                                            19,264          39,679          58,943
Adjusted gross deferred tax assets allowed per limitation                                     --              --         354,857
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   31,445              --          31,445
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       50,709   $      39,679   $      90,388
                                                                                  ==============   =============   =============

                                                                                                     CHANGE
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Federal income taxes paid in prior years recoverable through loss carrybacks      $           --   $          --   $          --
Adjusted gross deferred tax assets expected to be realized (excluding threshold
   limitation)                                                                             2,407          (7,567)         (5,160)
Adjusted gross deferred tax assets allowed per limitation                                                                 51,682
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets
   from above) offset by gross deferred tax liabilities                                   31,499              --          31,499
                                                                                  --------------   -------------   -------------
Deferred tax assets admitted as the result of application of SSAP No. 101         $       33,906   $      (7,567)  $      26,339
                                                                                  ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

OTHER ADMISSIBILITY CRITERIA

                                                                                                          DECEMBER 31,
                                                                                                  -----------------------------
                                                                                                      2018            2017
                                                                                                  -------------   -------------
Ratio percentage used to determine recovery period                                                          879%            923%
Ratio percentage used to determine recovery period and threshold limitation
  amount                                                                                          $   2,714,037   $   2,365,715

IMPACT OF TAX PLANNING STRATEGIES

                                                                                               DECEMBER 31, 2018
                                                                                  ----------------------------------------------
DETERMINATION OF ADJUSTED GROSS DEFERRED TAX ASSETS AND NET ADMITTED DEFERRED
TAX ASSETS, BY TAX CHARACTER AS A PERCENTAGE                                         ORDINARY         CAPITAL          TOTAL
--------------------------------------------------------------------------------  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       84,615   $      32,112   $     116,727
Percentage of adjusted gross DTAs by tax character attributable to the impact
  of tax planning strategies.                                                                 13%              0%              9%
Net admitted adjusted gross DTAs                                                          84,615          32,112         116,727
Percentage of net admitted adjusted gross DTAs by tax character admitted
  because of the impact of tax planning strategies                                            13%              0%             10%

                                                                                               DECEMBER 31, 2017
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       54,210   $      43,750   $      97,960
Percentage of adjusted gross DTAs by tax character attributable to the impact
  of tax planning strategies.                                                                 16%              0%              9%
Net admitted adjusted gross DTAs                                                          50,709          39,679          90,388
Percentage of net admitted adjusted gross DTAs by tax character admitted
  because of the impact of tax planning strategies                                            17%              0%             10%

                                                                                                     CHANGE
                                                                                  ----------------------------------------------
                                                                                    ORDINARY         CAPITAL          TOTAL
                                                                                  --------------   -------------   -------------
Adjusted gross DTAs                                                               $       30,405   $     (11,638)  $      18,767
Percentage of adjusted gross DTAs by tax character attributable to the impact
   of tax planning strategies.                                                                (3)%             0%              0%
Net admitted adjusted gross DTAs                                                          33,906          (7,567)         26,339
Percentage of net admitted adjusted gross DTAs by tax character admitted
   because of the impact of tax planning strategies                                           (4)%             0%              0%

Does the Company's tax-planning strategies include the use of reinsurance?
Yes /X/        No / /

There are no temporary differences for which deferred tax liabilities are not recognized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

CURRENT TAX EXPENSE AND CHANGE IN DEFERRED TAX

Current income taxes incurred consist of the following categories:

                                                                                                  DECEMBER 31,
                                                                                  ----------------------------------------------
                                                                                      2018             2017            2016
                                                                                  --------------   -------------   -------------
Federal income tax expense (benefit) on operations                                $       40,965   $     (71,209)  $     (46,319)
Federal income tax on net capital gains                                                    3,783          (2,921)         (6,268)
Tax on litigation reserve (prior year adjustment)                                         (3,780)             --              --
                                                                                  --------------   -------------   -------------
Current year income tax expense                                                   $       40,968   $     (74,130)  $     (52,587)
                                                                                  ==============   =============   =============

The main components of the deferred tax amounts from book/tax differences are as follows:

                                                                                                  DECEMBER 31,
                                                                                  ----------------------------------------------
                                                                                      2018             2017           CHANGE
                                                                                  --------------   -------------   -------------
ORDINARY
Policyholder reserves                                                             $       12,383   $       9,468   $       2,915
Deferred acquisition costs                                                                60,013          35,501          24,512
Net operating loss carry-forward                                                           6,039           2,789           3,250
Foreign tax credit                                                                           787              --             787
Ceding commission                                                                          2,885           4,775          (1,890)
Other                                                                                      2,508           1,677             831
                                                                                  --------------   -------------   -------------
                                                                                          84,615          54,210          30,404
Nonadmitted                                                                                   --           3,501          (3,501)
                                                                                  --------------   -------------   -------------
Admitted ordinary deferred tax asset                                                      84,615          50,709          33,906

CAPITAL
Investments                                                                               32,112          43,750         (11,638)
Nonadmitted                                                                                   --           4,071          (4,071)
                                                                                  --------------   -------------   -------------
Admitted capital deferred tax asset                                                       32,112          39,679          (7,567)
                                                                                  --------------   -------------   -------------
Admitted deferred tax asset                                                       $      116,727   $      90,388   $      26,339
                                                                                  ==============   =============   =============

DEFERRED TAX LIABILITIES
ORDINARY
Fixed assets                                                                      $       36,463   $          --   $      36,463
Investments                                                                               15,810          21,731          (5,921)
Reserve transition adjustment due to TCJA                                                  4,730             798           3,932
Section 807(f) Adjustment                                                                  1,577           2,366            (789)
Other                                                                                     12,289           6,550           5,739
                                                                                  --------------   -------------   -------------
                                                                                          70,869          31,445          39,424
CAPITAL
Investments                                                                                   --              --              --
                                                                                  --------------   -------------   -------------
Deferred tax liabilities                                                                  70,869          31,445          39,424
                                                                                  --------------   -------------   -------------
Net deferred tax assets                                                           $       45,858   $      58,943   $     (13,085)
                                                                                  ==============   =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

TAX CUTS AND JOBS ACT

H.R. 1 commonly referred to as the Tax Cuts and Jobs Act, or TCJA, was enacted into U.S. law on December 22, 2017. This law includes a broad range of tax reform changes that will affect U.S. businesses, including changes to corporate tax rates, business deductions and international tax provisions.

The Company records the effect of changes in tax laws or rates at the date of enactment. In the U.S., the enactment date is considered to be the date that the President signs the legislation. TCJA reduces the corporate tax rate to 21%, effective January 1, 2018. Consequently, the Company has recorded a decrease related to gross deferred tax assets of $65,307 and gross deferred tax liabilities of $20,963 for the year ended December 31, 2017. The impact of TCJA on reserves has resulted in a deferred tax asset and liability of $798 being recorded related to the reserves transition adjustment. The Company booked an additional $4,608 related to the reserves transition adjustment for the year ended December 31, 2018 to true up the estimate booked as of December 31, 2017, and one-eighth of the transition adjustment was included in 2018 taxable income.

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

                                      DECEMBER 31, 2018                           DECEMBER 31, 2017
TOTAL DEFERRED TAX ASSETS   -----------------------------------------   -----------------------------------------
(ADMITTED AND NONADMITTED)    ORDINARY       CAPITAL         TOTAL        ORDINARY       CAPITAL         TOTAL         CHANGE
--------------------------  ------------  -------------  ------------   ------------  -------------  ------------  -------------
Total deferred tax
   liabilities              $     84,615  $      32,112  $    116,727   $     54,210  $      43,750  $     97,960  $      18,767
Net deferred tax assets/
   (liabilities)                  70,869             --        70,869         31,445             --        31,445         39,424
                            ------------  -------------  ------------   ------------  -------------  ------------  -------------
Tax effect of unrealized
   (gain) / losses          $     13,746  $      32,112  $     45,858   $     22,765  $      43,750  $     66,515  $     (20,657)
                            ============  =============  ============   ============  =============  ============
Change in net deferred
   income tax                                                                                                                224
                                                                                                                   -------------
                                                                                                                   $     (20,881)
                                                                                                                   =============

RECONCILIATION OF FEDERAL INCOME TAX RATE TO ACTUAL RATE

The significant items causing a difference between the statutory federal income tax rate and the Company's effective income tax rate are as follows:

                                                                                              DECEMBER 31, 2018
                                                                                ---------------------------------------------
                                                                                   AMOUNT        TAX EFFECT    EFFECTIVE RATE
                                                                                --------------  -------------  --------------
Provision computed at statutory rate                                            $       21,802  $       4,578           21.00%
Dividend received deduction                                                             (5,000)        (1,050)          (4.82)%
IMR                                                                                    311,784         65,475          300.33%
Disregarded single member LLCs                                                            (975)          (205)          (0.94)%
Ceding commission                                                                      (11,265)        (2,366)         (10.85)%
Litigation Accrual                                                                     (18,000)        (3,780)         (17.34)%
Other                                                                                   (4,056)          (852)          (3.91)%
Prior year adjustments                                                                     231             49            0.22%
                                                                                --------------  -------------  --------------
Total                                                                           $      294,520  $      61,849          283.69%
                                                                                ==============  =============  ==============

Federal income taxes incurred                                                                          40,968          187.91%
Change in net deferred income taxes                                                                    20,881           95.78%
                                                                                                -------------  --------------
Total statutory income tax expense benefit                                                      $      61,849          283.69%
                                                                                                =============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

At December 31, 2018, the Company has $28,755 of net operating loss carryforwards if not utilized will expire in 2019, and no capital loss carryforwards.

At December 31, 2018 , the Company has $787 in foreign tax credit carryforwards if not utilized will expire in 2027.

As a result of TCJA, the Company can no longer carry-back losses generated in 2018 or future years.

The Company will file a consolidated tax return with FAFLIC, Accordia, Cape Verity I, Inc. (CVI), Cape Verity II, Inc. (CVII), Cape Verity III, Inc. (CVIII), Gotham Re, Inc.(Gotham Re), FNLIC and FLIC for the period ending December 31, 2018. The FAFLIC entity joined the consolidated group as of January 1, 2016. The Company has a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined Federal income tax is allocated to each entity within the consolidated group.

In 2018, the Internal Revenue Service (IRS) had an open conference and started the audit for the 2016 tax year for the Company and its subsidiaries. There have been no proposed adjustments and the Company does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none have been recorded.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, ACCORDING FOR UNCERTAINTY IN INCOME TAXES (FIN No.
48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, LIABILITIES, CONTINGENCIES AND IMPAIRMENTS OF ASSETS (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

7. REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective June 1, 2018, the Company entered into a coinsurance agreement with Talcott Resolution Life Insurance Company (TLIC) and Talcott Resolution Life and Annuity Insurance Company (TLIAC), whereby it assumed $7,899,829 of fixed annuity and payout annuity reserves and deposits and retroceded $855,796, to a non-affiliated reinsurer on a coinsurance basis.

Effective June 30, 2018, the Company retroceded $6,273,719 of the same reserves and deposits to GA Re, an affiliated reinsurer, on a funds withheld modified coinsurance basis.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Reinsurance assumed for the years ended December 31, is as follows:

                                                                                                  DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                       2018            2017           2016
                                                                                  --------------  -------------  -------------
Reinsurance premiums assumed                                                      $    7,486,686  $     368,946  $     611,237
Coinsurance reserves                                                                  11,641,942      4,106,592      4,353,345

Reinsurance ceded for the years ended December 31, is as follows:

                                                                                                  DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                       2018            2017           2016
                                                                                  --------------  -------------  -------------
Reinsurance premiums ceded                                                        $    6,393,764  $     424,942  $     559,766
Deduction from insurance liabilities including reinsurance recoverable on
   unpaid claims                                                                      10,825,787      4,306,478      4,578,564
Reinsurance recoverable on paid losses                                                     4,880          7,174          9,122

The effects of reinsurance for premiums for the years ended December 31, were as follows:

                                                                                                   DECEMBER 31,
                                                                                  --------------------------------------------
                                                                                      2018            2017           2016
                                                                                  --------------  -------------  -------------
Life and Accident and Health Insurance
Direct                                                                            $       92,950  $      96,113  $     104,582
Reinsurance assumed - non-affiliated                                                   7,381,561        168,772        172,598
Reinsurance assumed - affiliated                                                         105,125        200,174        438,638
Less: Reinsurance ceded - non-affiliated                                                (979,182)       (74,333)       (81,603)
Less: Reinsurance ceded - affiliated                                                  (5,414,582)      (350,609)      (478,164)
                                                                                  --------------  -------------  -------------
  Net premiums                                                                    $    1,185,872  $      40,117  $     156,051
                                                                                  ==============  =============  =============

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2018 and 2017.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

8. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2018 and 2017, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

                                                          YEAR ENDED DECEMBER 31,
              -----------------------------------------------------------------------------------------------------------------
                                       2018                                                     2017
              -------------------------------------------------------  --------------------------------------------------------
                                                  NON-        NET                                         NON-         NET
                GROSS     LOADING      NET      ADMITTED    ADMITTED     GROSS     LOADING     NET      ADMITTED     ADMITTED
              ---------  ---------  ---------  ----------  ----------  ---------  --------   --------  ----------  ------------
Ordinary
   renewal    $   3,996  $     809  $   3,187  $       --  $    3,187  $   4,432  $    896   $  3,536  $       --  $      3,536
              ---------  ---------  ---------  ----------  ----------  ---------  --------   --------  ----------  ------------
Total         $   3,996  $     809  $   3,187  $       --  $    3,187  $   4,432  $    896   $  3,536  $       --  $      3,536
              =========  =========  =========  ==========  ==========  =========  ========   ========  ==========  ============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

9. ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2018 and 2017, the Company's annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                        YEAR ENDED DECEMBER 31, 2018
                                                -----------------------------------------------------------------------------
                                                                  SEPARATE        SEPARATE
                                                                   ACCOUNT         ACCOUNT
                                                   GENERAL          WITH           WITHOUT
                                                   ACCOUNT        GUARANTEE       GUARANTEE        TOTAL        % OF TOTAL
                                                --------------  --------------  --------------  -------------  --------------
Subject to discretionary withdrawal:
   With fair value adjustment                   $    3,345,460  $        7,448  $           --  $   3,352,908            24.9%
   At book value less current surrender
     charge of 5% or more                              357,546              --              --        357,546             2.7%
   At fair value                                            --              --       1,540,451      1,540,451            11.5%
                                                --------------  --------------  --------------  -------------  --------------
Total with adjustment or at fair value               3,703,006           7,448       1,540,451      5,250,905            39.1%
At book value without adjustment (minimal or
   no charge adjustment)                             3,991,521              --              --      3,991,521            29.7%
Not subject to discretionary withdrawal:             4,153,620              --          44,109      4,197,729            31.2%
                                                --------------  --------------  --------------  -------------  --------------
   Total (gross)                                    11,848,147           7,448       1,584,560     13,440,155           100.0%
Less: reinsurance ceded                              9,583,413              --              --      9,583,413
                                                --------------  --------------  --------------  -------------
Total (net)                                     $    2,264,734  $        7,448  $    1,584,560  $   3,856,742
                                                ==============  ==============  ==============  =============

                                                                        YEAR ENDED DECEMBER 31, 2017
                                                -----------------------------------------------------------------------------
                                                                  SEPARATE        SEPARATE
                                                                   ACCOUNT         ACCOUNT
                                                   GENERAL          WITH           WITHOUT
                                                   ACCOUNT        GUARANTEE       GUARANTEE        TOTAL        % OF TOTAL
                                                --------------  --------------  --------------  -------------  --------------
Subject to discretionary withdrawal:
   With fair value adjustment                   $       21,126  $        9,134  $           --  $      30,260             0.5%
   At book value less current surrender
     charge of 5% or more                              300,455              --              --        300,455             4.7%
   At fair value                                            --              --       1,907,467      1,907,467            29.9%
                                                --------------  --------------  --------------  -------------  --------------
Total with adjustment or at fair value                 321,581           9,134       1,907,467      2,238,182            35.1%
At book value without adjustment (minimal or
   no charge adjustment)                             3,944,429              --              --      3,944,429            61.9%
Not subject to discretionary withdrawal:               145,918                          44,142        190,060             3.0%
                                                --------------  --------------  --------------  -------------  --------------
   Total (gross)                                     4,411,928           9,134       1,951,609      6,372,671           100.0%
Less: reinsurance ceded                              3,115,415              --              --      3,115,415
                                                --------------  --------------  --------------  -------------
Total (net)                                     $    1,296,513  $        9,134  $    1,951,609  $   3,257,256
                                                ==============  ==============  ==============  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

10. ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company's accident and health policies are ceded to third parties. The following table provides details regarding the Company's accident and health policy reserves:

                                                                                                         DECEMBER 31,
                                                                                                -------------------------------
                                                                                                     2018            2017
                                                                                                --------------  ---------------
Direct                                                                                          $        8,951  $         9,252
Reinsurance assumed - non-affiliated                                                                        24               27
Less: reinsurance ceded - affiliated                                                                      (130)            (196)
Less: reinsurance ceded - non-affiliated                                                                (8,803)          (9,033)
                                                                                                --------------  ---------------
Net reserves                                                                                    $           42  $            50
                                                                                                ==============  ===============

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11. CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company's statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder's surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2018, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $281,110.

The Company's unassigned surplus was impacted by each item below as follows:

                                                                                        DECEMBER 31,
                                                                       ------------------------------------------------
                                                                            2018            2017             2016
                                                                       --------------  --------------  ----------------
         Unrealized gains (losses)                                     $      669,457  $      552,353  $        746,893
         Nonadmitted asset values                                                 (74)         (9,171)           (5,188)
         Asset valuation reserves                                             (52,671)        (39,717)          (42,004)
         Provision for reinsurance                                             (1,438)           (356)           (1,416)

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company's required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company's surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $3,163,194 at December 31, 2018.

On December 29, 2017, the Company, its parent Finco and its subsidiary FLIC, restructured existing surplus notes. The Company canceled its existing surplus note with Finco-with a carrying value of $255,000 and an interest rate of 4.75%, and issued a new surplus note to Finco with a face amount of $620,000 and an interest rate of 5.75%. As consideration for this increased surplus note, the Company received a surplus note issued by FLIC with a face amount of $365,000 and an interest rate of 6.5%, which had been previously issued to Finco.

On December 14, 2018, with the approval of the MADOI, the Company terminated its existing $620,000 surplus note and settled accrued interest of $7,328. At the same time, the Company issued a new surplus note to Finco with a face amount of $820,000 and an interest rate of 6.25%. As consideration for this increased surplus note, the Company received a net $200,000 in cash, related to note principal, from these transactions.

12. RELATED PARTY TRANSACTIONS

SERVICE AGREEMENTS

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) and GA Finco under which GAFG and GA Finco and their affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MADOI. The Company recognized $38,767 and $40,037 in intercompany charges for 2018 and 2017, respectively.

The Company pays portfolio management fees to Goldman Sachs Asset Management
(GSAM), a related party of Goldman Sachs Group Inc. in connection with the Company's variable products, certain separate accounts invest in funds of the Goldman Sachs Variable Insurance Trust (GSVIT) and Goldman Sachs Trust (GST). Management fees are paid directly to GSAM by GSVIT and GST and to GSAM for investment management by the Company. Certain distribution and administration fees are payable to the Company by Goldman Sachs & Co. (GSCO) and GSAM. This resulted in a payable to GSAM of $3,094 and $1,000 at December 31, 2018 and 2017, respectively and expenses of $2,463 and $2,795 for the periods ending December 31, 2018 and 2017, respectively which are included in the intercompany charges above.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $2,308 and $16,425 as of December 31, 2018 and 2017 respectively. Amounts due to affiliates related to funds withheld agreements were $164,482 and $11,216 as of December 31, 2018 and 2017, respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $23,145 and $17,174 for the years ended December 31, 2018 and 2017, respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $3,445 and $5,716 for the years ended December 31, 2018 and 2017, respectively. Additionally, the Company had $3,737 and $3,995 receivable at December 31, 2018 and 2017, respectively.

PAYABLE/RECEIVABLES FROM AFFILIATES

As of December 31, 2018 and 2017, the Company reported $8,697 and $4,276 due to affiliates and $226 and $0 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. In May 2018, the Company borrowed $260,000 for a one month period to support certain investing activities, and in November 2018, the Company borrowed $200,000 to support certain investing activities in advance of upsizing its surplus note by the same amount. The Company did not have any borrowings outstanding as of December 31, 2018 and 2017.

GUARANTEES OR CONTINGENCIES FOR RELATED PARTIES

In connection with the acquisition of the Company, GAFG, a Bermuda company, provided certain written assurances (the 2013 Keepwell Agreement) to the Commissioner of the MADOI (the Commissioner). GAFG agreed to make capital contributions to the Company, subject to a maximum of $250,000, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100% of the Company Action Level. Such assurances have been provided solely to the Commissioner by GAFG, and terminate in 2018 or at such time as Goldman Sach's owns less than 10% of the voting securities of GAFG.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2018 and 2017 were $1,008,500 and $1,089,991, respectively.

13. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

The third party to the Stock Purchase Agreement entered into by the Company on July 30, 2008 has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in said agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company's subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited to the platform of one of our third party services providers DXC, or the "Conversion", the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 28, 2018 a subsidiary of Athene and FAFLIC entered into a consent order with the New York State Department of Financial Services, or "NYSDFS," relating to the NYSDFS' market conduct examination findings that related primarily to disruptions in servicing caused by the Conversion. Pursuant to the consent order, Athene paid the NYSDFS a fine of $15,000 and will also take corrective actions and provide remediation to policyholders impacted by the Conversion. The agreements between FAFLIC, the Company, and Athene provide indemnities to Athene, including for fines and penalties resulting from violations of law.

The Company had accrued $18,000 as a reserve for this indemnity guarantee as of December 31, 2017, of which $15,000 was paid in July 2018. The remaining $3,000 liability for indemnity guarantee was written off by the Company and rebooked by Accordia during September 2018.

ASSESSMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

COMMITMENTS

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company's fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company's reinsurance portfolio.

As of December 31, 2018 the purchase commitments relating to the agreement with the third party administrator were as follows:

2019                        $        7,815
2020                                 5,228
2021                                 4,003
2022                                 3,744
2023                                   877
                            --------------
   Total                    $       21,667
                            ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

As of December 31, 2018, commitments to make additional investments to LLC's total $13,691.

14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2018 through April 9, 2019, the date that these financial statements were available to be issued, and determined that there is no Type I Recognized, and the following Type II subsequent events:

On March 19, 2019, with a retroactive effective date of January 1, 2019, the Company assumed a $1.65 billion block of fixed annuity business from an unaffiliated counterparty on a coinsurance basis.

15.  COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

                                                                                                          DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                      2018            2017
                                                                                                 --------------  --------------
Guaranty funds receivable or on deposit                                                          $          514  $          616
Miscellaneous receivables                                                                                 1,898           8,271
                                                                                                 --------------  --------------
   Total other assets                                                                            $        2,412  $        8,887
                                                                                                 ==============  ==============

Other liabilities consist of the following:

                                                                                                          DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                      2018            2017
                                                                                                 --------------  --------------
Payables in process                                                                              $       14,517  $       10,358
Policyholder liabilities                                                                                 22,136          21,200
Miscellaneous liabilities                                                                                 4,785          42,515
Derivative liabilities                                                                                      802             893
                                                                                                 --------------  --------------
   Total other liabilities                                                                       $       42,240  $       74,966
                                                                                                 ==============  ==============

Other income consist of the following:

                                                                                                  DECEMBER 31,
                                                                                 ----------------------------------------------
                                                                                      2018            2017            2016
                                                                                 --------------  --------------  --------------
Net assumed adjustment to IMR                                                    $      (36,664) $         (884) $           --
Service fee revenue                                                                       9,668              --              --
Guarantee minimum benefit rider fees                                                      6,450           6,181           5,243
Other income                                                                                346             726           5,317
                                                                                 --------------  --------------  --------------
   Total other income                                                            $      (20,200)  $       6,023   $      10,560
                                                                                 ==============  ==============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

16. INVESTMENTS IN AFFILIATES

The Company owns four subsidiaries as of December 31, 2018. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. FNLIC is a stock insurance company organized under the laws of Texas. Both FAFLIC and Accordia are 100% owned by the Company. As of December 29, 2017, the Company owns 100% of FLIC and FNLIC and all are accounted for under the equity method. Prior to that date, the Company owned 95% of FLIC and FNLIC.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia's net income from operations decreased by $19,604 for the year ended December 31, 2018 and Accordia's statutory surplus increased by $31,140 as of December 31, 2018. Had Accordia not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC's net income from operations decreased by $39,533 for the year ended December 31, 2018 and FLIC's statutory surplus decreased by $31,758 as of December 31, 2018. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

In 2018, the Company made aggregate cash capital contributions of $30,000, all of which went to Accordia.

On December 29, 2017 the Company received a non-cash capital contribution for the remaining 5% ownership of FLIC and FNLIC, valued at $67,363.

On December 29, 2017, the Company received a $125,000 extraordinary dividend from FLIC, which included a $90,760 transfer of invested assets and $34,240 in cash.

On December 29, 2017, the Company received a surplus note issued by FLIC with a face amount of $365,000 and an interest rate of 6.5%, which had previously been issued to Finco.

On June 30, 2017, the Company received an $180,500 extraordinary cash dividend from FLIC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

                                                                                                      2018            2017
                                                                                                 --------------  --------------
ASSETS
Investments                                                                                      $   38,146,566  $   38,139,543
Other assets                                                                                          1,942,995       2,210,994
Separate account assets                                                                               3,102,282       3,609,946
                                                                                                 --------------  --------------
   Total assets                                                                                  $   43,191,843  $   43,960,483
                                                                                                 ==============  ==============

LIABILITIES
Benefit and loss reserves                                                                        $   24,725,713  $   21,025,568
Other liabilities                                                                                    12,643,018      16,774,597
Separate account liabilities                                                                          3,102,136       3,609,545
                                                                                                 --------------  --------------
   Total liabilities                                                                                 40,470,867      41,409,710

Stockholder's equity                                                                                  2,720,976       2,550,773
                                                                                                 --------------  --------------
   Total liabilities and stockholder's equity                                                    $   43,191,843  $   43,960,483
                                                                                                 ==============  ==============

STATEMENTS OF OPERATIONS

                                                                                                      2018            2017
                                                                                                 --------------  --------------
REVENUE
Premiums, commissions and fees                                                                   $    5,466,338  $   (3,771,287)
Net investment income and other income                                                                1,476,675       1,954,619
                                                                                                 --------------  --------------
   Total Revenue                                                                                      6,943,013      (1,816,668)
                                                                                                 --------------  --------------

BENEFITS AND EXPENSES
Benefits                                                                                              5,631,839      (3,527,976)
Commissions and other underwriting expenses                                                             425,178         358,983
Interest and other expenses                                                                           1,019,895       1,110,725
Federal income tax expense                                                                             (137,748)         (2,378)
                                                                                                 --------------  --------------
   Total benefits and expenses                                                                        6,939,164      (2,060,646)
                                                                                                 --------------  --------------

Realized capital gains / (losses)                                                                       139,848          26,868
                                                                                                 --------------  --------------
   Net income / (loss)                                                                           $      143,697  $      270,846
                                                                                                 ==============  ==============

The Company's purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company -- USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company's purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $37,983 of the goodwill was deemed an admitted asset at

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

December 31, 2018. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,607 and $7,607 for the years ended December 31, 2018 and December 31, 2017 respectively.

17. SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company's separate account statement includes legally insulated assets of $2,053,948 and $2,512,672 as of December 31, 2018 and 2017, respectively. The assets legally insulated from the general account as of December 31, 2018 are attributed to the following products/transactions:

PRODUCT/TRANSACTION                                                            LEGALLY INSULATED ASSETS   (NOT LEGALLY INSULATED)
----------------------------------------------------------------------------  -------------------------  -------------------------
Variable annuities                                                            $               1,598,009  $                      --
Variable life insurance products                                                                455,939                         --
                                                                              -------------------------  -------------------------
Total                                                                         $               2,053,948  $                      --
                                                                              =========================  =========================

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2018 was $687,289 with associated risk charges paid by the separate account to compensate for these risks of $1,775.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2017 was $587,250 with associated risk charges paid by the separate account to compensate for these risks of $1,817.

Information regarding the Separate Accounts of the Company as of December 31, 2018 is as follows:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

                                                                   NON-INDEXED     NON-INDEXED        NON-
                                                                    GUARANTEE       GUARANTEE      GUARANTEED
                                                                   LESS THAN /      MORE THAN       SEPARATE
2018                                                 INDEXED       EQUAL TO 4%         4%           ACCOUNTS         TOTAL
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
Premiums, considerations or deposits              $           --  $           --  $           --  $      27,655   $      27,655

Reserves
   For accounts with assets at:
     At fair value                                            --           7,448              --      2,041,114       2,048,562

By withdrawal characteristics
   With MV adjustment                                         --           7,448              --             --           7,448
     At fair value                                            --              --              --      2,001,840       2,001,840

Not subject to discretionary withdrawal                       --              --              --         39,274          39,274
                                                  --------------  --------------  --------------  -------------   -------------

Total                                             $           --  $        7,448  $           --  $   2,041,114   $   2,048,562
                                                  ==============  ==============  ==============  =============   =============

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2018 is as follows:

Transfers to separate accounts                                                                                     $       27,655
Transfers from separate accounts                                                                                         (299,558)
                                                                                                                   --------------
Net transfers from separate accounts                                                                                     (271,903)
Reconciling adjustments:
Administration and policy fees                                                                                            (28,722)
Reinsurance                                                                                                               237,279
                                                                                                                   --------------
     Transfers as reported in the statements of operations                                                         $      (63,346)
                                                                                                                   ==============

Information regarding the Separate Accounts of the Company as of December 31, 2017 is as follows:


                                                                   NON-INDEXED     NON-INDEXED        NON-
                                                                    GUARANTEE       GUARANTEE      GUARANTEED
                                                                   LESS THAN /      MORE THAN       SEPARATE
2017                                                 INDEXED       EQUAL TO 4%         4%           ACCOUNTS         TOTAL
------------------------------------------------  --------------  --------------  --------------  -------------   -------------
Premiums, considerations or deposits              $           --  $           26  $           --  $      34,071   $      34,097

Reserves
   For accounts with assets at:
     At fair value                                            --           9,134              --      2,491,131       2,500,265

By withdrawal characteristics
   With MV adjustment                                         --           9,134              --             --           9,134
     At fair value                                            --              --              --      2,446,989       2,446,989

Not subject to discretionary withdrawal                       --              --              --         44,142          44,142
                                                  --------------  --------------  --------------  -------------   -------------

Total                                             $           --  $        9,134  $           --  $   2,491,131   $   2,500,265
                                                  ==============  ==============  ==============  =============   =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
FOR THE YEARS ENDED DECEMBER 31, 2018, 2017 AND 2016
(DOLLARS IN THOUSANDS)

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2017 is as follows:

Transfers to separate accounts                                                                                    $      34,098
Transfers from separate accounts                                                                                       (315,584)
                                                                                                                  -------------
Net transfers from separate accounts                                                                                   (281,486)
Reconciling adjustments:
Administration and policy fees                                                                                          (29,903)
Reinsurance                                                                                                             262,049
                                                                                                                  -------------
   Transfers as reported in the statements of operations                                                          $     (49,340)
                                                                                                                  =============

18. RECONCILIATION TO ANNUAL STATEMENT

The following schedule reconciles amounts reported by the Company to regulatory authorities to the amounts as reported in the accompanying statutory financial statements as of and for the year ended December 31, 2018.

                                                                   CAPITAL AND     NET INCOME       ADMITTED
                                                                     SURPLUS         (LOSS)          ASSETS        LIABILITIES
                                                                  --------------  --------------  -------------   -------------
As reported in the 2018 statutory annual statement                $    2,788,001  $      (22,946) $  19,255,382   $  16,467,381

Tax effect of indemnity guarantee reserve                                     --           3,780             --              --
Increase in carrying value of subsidiary                                  23,094              --         23,094              --
                                                                  --------------  --------------  -------------   -------------

Total                                                             $    2,811,095  $      (19,166) $  19,278,476   $  16,467,381
                                                                  ==============  ==============  =============   =============

The following schedule reconciles amounts reported by the Company to regulatory authorities to the amounts as reported in the accompanying statutory financial statements as of and for the year ended December 31, 2017.

                                                                   CAPITAL AND     NET INCOME       ADMITTED
                                                                     SURPLUS         (LOSS)          ASSETS        LIABILITIES
                                                                  --------------  --------------  -------------  --------------
As reported in the 2017 statutory annual statement                $    2,488,248  $      267,841  $  11,301,518   $   8,813,270

Reserve for indemnity guarantee                                          (18,000)        (18,000)            --          18,000
                                                                  --------------  --------------  -------------   -------------

Total                                                             $    2,470,248  $      249,841  $  11,301,518   $   8,831,270
                                                                  ==============  ==============  =============   =============

                           SUPPLEMENTARY INFORMATION

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Investment income earned
     Bonds, term notes and loans                                                                                  $     445,602
     Preferred stocks                                                                                                        93
     Common stocks                                                                                                           --
     Mortgage loans                                                                                                      49,777
     Premium notes, policy loans and liens                                                                               19,701
     Cash equivalents and short-term investments                                                                         16,112
     Other invested assets                                                                                                2,945
     Derivative instruments                                                                                                  --
                                                                                                                  -------------
     Gross investment income                                                                                      $     534,230
                                                                                                                  =============

Other long term assets - statement value                                                                          $     518,887
                                                                                                                  -------------

Bonds and short-term investments by maturity and class
  By maturity (weighted based on future cashflows) - statement value

     Due within one year or less                                                                                  $     895,805
     Over 1 year through 5 years                                                                                      2,014,681
     Over 5 years through 10 years                                                                                    2,886,055
     Over 10 years                                                                                                    2,315,269
     Over 20 years                                                                                                    3,458,993
                                                                                                                  -------------
       Total by maturity                                                                                          $  11,570,803
                                                                                                                  -------------

  By class - statement value
     Class 1                                                                                                      $   8,920,727
     Class 2                                                                                                          2,500,501
     Class 3                                                                                                            117,455
     Class 4                                                                                                             30,161
     Class 5                                                                                                              1,959
     Class 6                                                                                                                 --
                                                                                                                  -------------
     Total by class                                                                                               $  11,570,803
                                                                                                                  =============

Total bonds publicly traded                                                                                       $   8,290,385
Total bonds privately traded                                                                                          3,280,418
                                                                                                                  -------------
Total                                                                                                             $  11,570,803
                                                                                                                  =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Mortgage loans on real estate (book value including
  nonadmitted portion):
     Commercial mortgages                                                                                         $   1,389,690
     Residential mortgages                                                                                               58,474
                                                                                                                  -------------
      Total                                                                                                       $   1,448,164
                                                                                                                  =============

Mortgage loans on real estate by standing (book value):
     Good standing                                                                                                $   1,448,164
     Interest overdue more than 90 days, not in foreclosure                                                                  --
                                                                                                                  -------------
      Total                                                                                                       $   1,448,164
                                                                                                                  =============
Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock          $   2,384,809
                                                                                                                  -------------
Preferred stocks - statement value                                                                                $      12,131
                                                                                                                  =============

Common stocks - market value                                                                                      $   2,399,860
                                                                                                                  =============
Options, caps & floors owned - statement value                                                                    $      19,566
                                                                                                                  -------------

Short-term investments-book value                                                                                 $     540,406
Cash equivalents - book value                                                                                           406,758
Cash on deposit                                                                                                          74,953
                                                                                                                  -------------
   Total                                                                                                          $   1,022,117
                                                                                                                  -------------

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Life insurance in force
     Ordinary life                                                                                                $   2,576,650
     Group life                                                                                                   $     124,605

Amount of accidental death insurance in force under ordinary policies                                             $     158,893

Life insurance policies with disability provisions in force
     Ordinary life                                                                                                $   1,728,718
     Group life                                                                                                   $          54

Supplementary contracts in force
   Ordinary - involving life contingencies
     Amount on deposit                                                                                            $       2,160
     Amount of income payable                                                                                     $      90,986

   Ordinary - not involving life contingencies
     Amount on deposit                                                                                            $       3,493
     Amount of income payable                                                                                     $     208,386

   Group - involving life contingencies
     Amount on deposit                                                                                            $          --
     Amount of income payable                                                                                     $          --

   Group - not involving life contingencies
     Amount on deposit                                                                                            $          --
     Amount of income payable                                                                                     $          --

Annuities:
   Ordinary
     Immediate - amount of income payable                                                                         $      50,675
     Deferred - fully paid account balance                                                                        $     879,976
     Deferred - not fully paid account balance                                                                    $     299,504

   Group
     Immediate - amount of income payable                                                                         $       3,039
     Deferred - fully paid account balance                                                                        $     174,838
     Deferred - not fully paid account balance                                                                    $       3,983

Deposit funds and dividend accumulations:
     Deposit funds - account balance                                                                              $     548,919
     Dividend accumulations - account balance                                                                     $      10,510

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF SELECTED STATUTORY BASIS FINANCIAL DATA
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

Accident and health insurance - premiums in force:
     Ordinary                                                                                                     $          --
     Group                                                                                                        $          --
     Other                                                                                                        $          11
                                                                                                                  -------------
                                                                                                                  $          11
                                                                                                                  =============

Claim payments:
     Other accident and health -
     2018                                                                                                         $       2,268
     2017                                                                                                         $       2,035

Claims reserves:
     2018                                                                                                         $       8,519
     2017                                                                                                         $       8,749

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

INVESTMENT RISK INTERROGATORIES

   1. The Company's admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $19,278,476 at December 31, 2018.

   2. The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt,
        (ii) property occupied by the Company and (iii) policy loans:

                                                                                                                   PERCENTAGE
                                                                                                                    OF TOTAL
                                                                                                                    ADMITTED
INVESTMENT CATEGORY             ISSUER                                                               AMOUNT          ASSETS
---------------------------  --------------                                                       -------------   -------------
Investment in subsidiaries             2.01   Forethought Life Insurance Company                  $   1,365,464             7.0%
Investment in subsidiaries             2.02   Accordia Life and Annuity Company                         766,567             4.0%
Cash equivalents                       2.03   Goldman Sachs                                             406,159             2.1%
Long term bonds                        2.04   Renewables Investco I I LLC                               386,788             2.0%
Surplus note                           2.05   Forethought Life Insurance Company Surplus Note           365,000             1.9%
Long term bonds                        2.06   FDF_2018-4A                                               324,000             1.7%
Long term bonds                        2.07   ANCHF_2018-6A                                             238,000             1.2%
Investment in subsidiaries             2.08   First Allmerica Financial Life Insurance Company          224,026             1.2%
Long term bonds                        2.09   GTCOP_2012-1A                                             210,024             1.1%
Long term bonds                        2.10   Dublin Asset Holdings                                     180,778             0.9%

   3. The amount and percentage of the Company's total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

                                               PERCENTAGE                                                     PERCENTAGE
                                                OF TOTAL                                                       OF TOTAL
                                                ADMITTED            PREFERRED STOCK                            ADMITTED
     BONDS NAIC RATING           AMOUNT          ASSETS               NAIC RATING                AMOUNT         ASSETS
     -----------------------  --------------  --------------  -----------------------------   -------------  --------------
       3.01           NAIC-1   $   8,920,727            46.2%          3.07          P/RP-1   $       8,299             0.1%
       3.02           NAIC-2       2,500,501            13.0%          3.08          P/RP-2           3,832             0.0%
       3.03           NAIC-3         117,455             0.6%          3.09          P/RP-3              --             0.0%
       3.04           NAIC-4          30,161             0.2%          3.10          P/RP-4              --             0.0%
       3.05           NAIC-5           1,959             0.0%          3.11          P/RP-5              --             0.0%
       3.06           NAIC-6              --             0.0%          3.12          P/RP-6              --             0.0%
                              --------------  --------------                                  -------------  --------------
                              $   11,570,803            60.0%                                 $      12,131             0.1%
                              ==============  ==============                                  =============  ==============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   4.   Assets held in foreign investments are as follows:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
                4.02          Total admitted assets held in foreign investments              $  1,206,049           6.3%
                4.03          Foreign-currency-denominated investments                       $         --           0.0%

   5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
                5.01          Countries rated NAIC-1                                         $  1,205,855           6.3%
                5.02          Countries rated NAIC-2                                                  194            --%
                5.03          Countries rated NAIC-3 or less                                           --            --%
                                                                                             ------------  ------------
                                                                                             $  1,206,049           6.3%
                                                                                             ============  ============

   6. Largest foreign investment exposure to a single country, categorized by the country's NAIC sovereign rating:

                                                                                                           PERCENTAGE
                                                                                                            OF TOTAL
                                                                                                            ADMITTED
                                                                                               AMOUNT        ASSETS
                                                                                             ------------  ------------
         Countries rated NAIC-1
         6.01 Cayman Islands                                                                 $    624,009           3.2%
         6.02 Great Britain                                                                       124,041           0.6%
         Countries rated NAIC-2
         6.03 Panama                                                                                  193            --%
         Countries rated NAIC-3
         6.04                                                                                          --            --%
                                                                                             ------------  ------------
                                                                                             $    748,243           3.8%
                                                                                             ============  ============

   7-9. Assets held in unhedged foreign currency exposure are less than 2.5% of the Company's total admitted assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   10.  Ten largest non-sovereign (i.e. non-governmental) foreign issues:

                                                                                                              PERCENTAGE
                                                                                                                OF TOTAL
                                                                                                               ADMITTED
     ISSUER                                                                   NAIC RATING       AMOUNT          ASSETS
     --------------                                                          --------------  --------------  --------------
         10.01       Johnson Controls International                                2         $       38,084             0.2%
         10.02       WOODS_2018-12BA                                               1                 38,084             0.2%
         10.03       ANCHF 2015-1A                                                 1                 38,002             0.2%
         10.04       Astrazeneca Plc                                               2                 36,512             0.2%
         10.05       Cooperatieve Centrale Raiffese                                2                 28,239             0.1%
         10.06       Deutsche Telekom International                                2                 26,833             0.1%
         10.07       VENTR_2018-32A                                                1                 23,064             0.1%
         10.08       Lyondellbasell Industries NV                                  2                 22,005             0.1%
         10.09       OZLM Funding Ltd.                                             1                 21,068             0.1%
         10.10       Midocean Credit CLO MIDO_14-3A                                1                 21,059             0.1%
                                                                                             --------------  --------------
                                                                                             $      292,950             1.4%
                                                                                             ==============  ==============

   11. Assets held in Canadian investments are less than 2.5% of the Company's total admitted assets.

   12. Assets held in investments with contractual sales restrictions are less than 2.5% of the Company's total admitted assets.

   13.  Assets held in equity interests:

                                                                                                              PERCENTAGE
                                                                                                               OF TOTAL
                                                                                                               ADMITTED
     ISSUER                                                                                     AMOUNT          ASSETS
     --------------                                                                          --------------  --------------
         13.02       Forethought Life Insurance Company                                      $    1,365,464             7.0%
         13.03       Accordia Life & Annuity Company                                                766,567             4.0%
         13.04       First Allmerica Financial Life Insurance Company                               224,026             1.2%
         13.05       Forethought National Life Insurance Company                                     28,752             0.1%
         13.06       Federal Home Loan Bank of Boston                                                15,051             0.1%
         13.07       MTP Energy Opportunities Fund                                                   12,942             0.1%
         13.08       GSO Energy Select Opportunities                                                  3,003              --%
         13.09       Prospect Capital Corp                                                            2,773              --%
         13.10       Gladstone Capital Corp                                                           2,570              --%
         13.11       Whitehorse Finance Inc                                                           2,443              --%

   14. Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company's total admitted assets.

   15. Assets held in general partnership interests are less than 2.5% of the Company's total admitted assets.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

   16. With respect to mortgage loans reported in Schedule B, the Company's ten largest aggregate mortgage interests are as follows:

                                                                                                                  PERCENTAGE
                                                                                                                   OF TOTAL
                                                                                                                   ADMITTED
                                                    TYPE                                          AMOUNT            ASSETS
                  -------------------------------------------------------------------------   ---------------   ---------------
     16.02        Commercial                                                                  $        93,480               0.5%
     16.03        Commercial                                                                           85,750               0.4%
     16.04        Commercial                                                                           76,090               0.4%
     16.05        Residential                                                                          58,474               0.3%
     16.06        Commercial                                                                           50,250               0.3%
     16.07        Commercial                                                                           48,572               0.3%
     16.08        Commercial                                                                           46,941               0.2%
     16.09        Commercial                                                                           45,000               0.2%
     16.10        Commercial                                                                           44,084               0.2%
     16.11        Commercial                                                                           41,927               0.2%

   17. Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                                                                                                  PERCENTAGE
                                                                                                                   OF TOTAL
                                                               COMMERCIAL     RESIDENTIAL      AGRICULTURAL        ADMITTED
                                LOAN TO VALUE                    AMOUNT          AMOUNT           AMOUNT            ASSETS
                  ------------------------------------------  --------------  -------------   ---------------   ---------------
     17.01        above 95%                                               --             --                --                --%
     17.02        91 to 95%                                               --             --                --                --%
     17.03        81 to 90%                                               --             --                --                --%
     17.04        71 to 80%                                           15,678             --                --               0.1%
     17.05        below 70%                                        1,374,012         58,474                --               7.4%

   18. Assets held in real estate loans are less than 2.5% of the Company's total admitted assets.

   19. Assets held in mezzanine real estate loans are less than 2.5% of the Company's total admitted assets.

   20. The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

   21. Amounts and percentages of the reporting entity's total admitted assets for warrants attached to other financial instruments, options, caps and floors:

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUPPLEMENTAL SCHEDULE OF INVESTMENT RISK INTERROGATORIES
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

                                                                              OWNED                         WRITTEN
                                                                  ------------------------------  -----------------------------
                                                                                   PERCENTAGE                      PERCENTAGE
                                                                                    OF TOTAL                        OF TOTAL
                                                                                    ADMITTED                        ADMITTED
                                                                     AMOUNT          ASSETS          AMOUNT          ASSETS
                                                                  --------------  --------------  -------------   -------------
   21.01   Hedging                                                $       19,566             0.1% $          21             0.0%
   21.02   Income generation                                                  --             0.0%            --             0.0%
   21.03   Other                                                              --             0.0%            --             0.0%
                                                                  --------------  --------------  -------------   -------------
                                                                  $       19,566             0.1% $          21             0.0%

   22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

                                                           AT YEAR END                       AT END OF EACH QUARTER
                                                  ------------------------------  ---------------------------------------------
                                                        1               2          1ST QUARTER    2ND QUARTER     3RD QUARTER
                                                  --------------  --------------  --------------  -------------  --------------
   22.01   Hedging                                        18,130             0.1% $        7,045  $      18,535  $        9,956
   22.02   Income generation                                  --             0.0%             --             --              --
   22.03   Replications                                       --             0.0%             --             --              --
   22.04   Other                                              --             0.0%             --             --              --

   23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

                                                           AT YEAR END                       AT END OF EACH QUARTER
                                                  ------------------------------  ---------------------------------------------
                                                        1               2          1ST QUARTER    2ND QUARTER     3RD QUARTER
                                                  --------------  --------------  --------------  -------------  --------------
   23.01   Hedging                                $       45,620             0.2% $       45,366  $      51,076  $       53,013
   23.02   Income generation                                  --             0.0%             --             --              --
   23.03   Replications                                       --             0.0%             --             --              --
   23.04   Other                                              --             0.0%             --             --              --

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF GLOBAL ATLANTIC FINANCIAL GROUP LIMITED) SUMMARY INVESTMENT SCHEDULE
DECEMBER 31, 2018
(DOLLARS IN THOUSANDS)

                                                                                                       ADMITTED ASSETS AS
                                                                                                           REPORTED IN
                                                                   GROSS INVESTMENT HOLDINGS*         THE ANNUAL STATEMENT
                                                                  ------------------------------  -----------------------------
                                                                                   PERCENTAGE                      PERCENTAGE
                                                                                    OF TOTAL                        OF TOTAL
                                                                                    ADMITTED                        ADMITTED
INVESTMENT CATEGORIES                                                AMOUNT          ASSETS          AMOUNT          ASSETS
----------------------------------------------------------------  --------------  --------------  -------------   -------------
Bonds:
   U.S. treasury securities                                       $      179,561            1.07% $     179,561            1.07%
   Issued by U.S. government agencies                                         --            0.00%            --            0.00%
   Issued by U.S. government sponsored agencies                           84,360            0.50%        84,360            0.50%
   Non-U.S. government (including Canada, excluding
     mortgaged-backed securities)                                         23,960            0.14%        23,960            0.14%
   Securities issued by states, territories, and possessions
     and political subdivisions in the U.S.
     States, territories and possessions general obligations             141,799            0.84%       141,799            0.84%
     Political subdivisions of states territories and
        possessions and political subdivisions general
        obligations                                                       81,125            0.48%        81,125            0.48%
     Revenue and assessment obligations                                  676,884            4.03%       676,884            4.03%
   Pass-through securities:
     Issued or guaranteed by GNMA                                          2,624            0.02%         2,624            0.02%
     Issued or guaranteed by FNMA and FHLMC                                6,114            0.04%         6,114            0.04%
   Mortgage-backed securities (includes residential and
     commercial MBS)
     CMOs and REMIC                                                       53,619            0.32%        53,619            0.32%
        All other                                                      1,436,284            8.55%     1,436,284            8.55%
   Other debt and other fixed income securities (excluding
     Unaffiliated domestic securities (including credit tenant
        loans and hybrid securities)                                   7,377,408           43.91%     7,377,408           43.91%
     Unaffiliated non-U.S. securities (including Canada)                 956,356            5.69%       956,356            5.69%
     Affiliated securities                                                10,303            0.06%        10,303            0.06%
   Equity interests
     Preferred stocks: unaffiliated                                       12,131            0.07%        12,131            0.07%
     Publicly traded equity securities (excluding preferred
        stocks)
        Unaffiliated                                                          --            0.00%            --            0.00%
     Other equity securities:
        Affiliated                                                     2,384,809           14.19%     2,384,809           14.19%
        Unaffiliated                                                      15,051            0.09%        15,051            0.09%
   Mortgage loans:
     Single family residential properties                                 58,474            0.35%        58,474            0.35%
     Commercial loans                                                  1,312,239            7.81%     1,312,239            7.81%
     Mezzanine real estate loans                                          77,451            0.46%        77,451            0.46%
   Contract loans                                                        284,893            1.70%       284,893            1.70%
   Derivatives                                                            57,470            0.34%        57,470            0.34%
   Receivables for securities                                             31,366            0.19%        31,366            0.19%
   Cash, cash equivalents and short-term investments                   1,022,117            6.08%     1,022,117            6.08%
   Other invested assets                                                 518,887            3.09%       518,887            3.09%
                                                                  --------------  --------------  -------------   -------------
                                                                  $   16,805,285          100.00% $  16,805,285          100.00%
                                                                  ==============  ==============  =============   =============

--------
* Gross investment holdings as valued in compliance with the NAIC ACCOUNTING PRACTICES AND PROCEDURES Manual

                Commonwealth Annuity and Life Insurance Company
                    Commonwealth Annuity Separate Account A
                              Financial Statements
                               December 31, 2018

                Commonwealth Annuity and Life Insurance Company
                    Commonwealth Annuity Separate Account A
                              Financial Statements
                               December 31, 2018

                                    Contents

Report of Independent Registered Public Accounting Firm                     SA-1

Audited Financial Statements

Statements of Net Assets                                                    SA-3
Statements of Operations                                                   SA-16
Statements of Changes in Net Assets                                        SA-29
Notes To Financial Statements                                              SA-50
   Note 1 - Organization                                                   SA-50
   Note 2 - Summary of Significant Accounting Policies                     SA-52
   Note 3 - Expenses and Related Party Transactions                        SA-54
   Note 4 - Changes In Units Outstanding                                   SA-57
   Note 5 - Purchases and Sales of Investments                             SA-60
   Note 6 - Financial Highlights                                           SA-62

[PWC LOGO]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Commonwealth Annuity Separate Account A

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of net assets of each of the subaccounts of Commonwealth Annuity Separate Account A indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Commonwealth Annuity Separate Account A as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Intermediate Bond Portfolio (1)                  Goldman Sachs International Real Estate Securities Fund (1)
AB VPS International Value Portfolio (1)                Goldman Sachs Real Estate Securities Fund (1)
AB VPS Small Cap Growth Portfolio (1)                   Goldman Sachs Technology Opportunities Fund (1)
AB VPS Small/Mid Cap Value Portfolio (1)                Goldman Sachs VIT Core Fixed Income Fund (1)
Fidelity VIP Contrafund(R) Portfolio (1)                Goldman Sachs VIT Equity Index Fund (1)
Fidelity VIP Disciplined Small Cap Portfolio (1)        Goldman Sachs VIT Global Trends Allocation Fund (1)
Fidelity VIP Equity-Income Portfolio (1)                Goldman Sachs VIT Government Money Market Fund (1)
Fidelity VIP Freedom 2005 Portfolio (1)                 Goldman Sachs VIT Growth Opportunities Fund (1)
Fidelity VIP Freedom 2015 Portfolio (1)                 Goldman Sachs VIT High Quality Floating Rate Fund (1)
Fidelity VIP Freedom 2020 Portfolio (1)                 Goldman Sachs VIT International Equity Insights Fund (1)
Fidelity VIP Freedom 2025 Portfolio (1)                 Goldman Sachs VIT Large Cap Value Fund (1)
Fidelity VIP Freedom 2030 Portfolio (1)                 Goldman Sachs VIT Mid Cap Value Fund (1)
Fidelity VIP Freedom 2035 Portfolio (1)                 Goldman Sachs VIT Small Cap Equity Insights Fund (1)
Fidelity VIP Freedom 2040 Portfolio (1)                 Goldman Sachs VIT Strategic Growth Fund (1)
Fidelity VIP Freedom 2045 Portfolio (1)                 Goldman Sachs VIT U.S. Equity Insights Fund (1)
Fidelity VIP Freedom 2050 Portfolio (1)                 Invesco V.I. American Franchise Fund (1)
Fidelity VIP Freedom Income Portfolio (1)               Invesco V.I. Core Equity Fund (1)
Fidelity VIP Growth Opportunities Portfolio (1)         Invesco V.I. Health Care Fund (1)
Fidelity VIP Index 500 Portfolio (1)                    Invesco V.I. Mid Cap Core Equity Fund (1)
Fidelity VIP Mid Cap Portfolio (1)                      Janus Henderson Enterprise Portfolio (1)
Fidelity VIP Overseas Portfolio (1)                     Janus Henderson Forty Portfolio (1)
Fidelity VIP Strategic Income Portfolio (1)             Janus Henderson Mid Cap Value Portfolio (1)
FT VIP Franklin Income VIP Fund (1)                     MFS(R) New Discovery Series (1)
FT VIP Franklin Mutual Global Discovery VIP Fund (1)    MFS(R) Utilities Series (1)

PRICEWATERHOUSECOOPERS LLP, 101 SEAPORT BOULEVARD, SUITE 500, BOSTON, MA 02210
T: (617)530-5000, F: (617)530-5001, www.pwc.com/us

FT VIP Franklin Mutual Shares VIP Fund (1)              Oppenheimer Conservative Balanced Fund/VA (1)
FT VIP Franklin Small Cap Value VIP Fund (1)            Oppenheimer Global Fund/VA (1)
FT VIP Templeton Growth VIP Fund (1)                    Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Balanced Strategy Portfolio (1)           Oppenheimer Main Street Small Cap Fund(R)/VA (1)
Goldman Sachs Equity Growth Strategy Portfolio (1)      Pioneer Mid Cap Value VCT Portfolio (1)
Goldman Sachs Growth and Income Strategy Portfolio (1)  Pioneer Select Mid Cap Growth VCT Portfolio (1)
Goldman Sachs Growth Strategy Portfolio (1)

--------
(1) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017

BASIS FOR OPINIONS

These financial statements are the responsibility of the Commonwealth Annuity and Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Commonwealth Annuity Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Commonwealth Annuity Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.

[PRICEWATERHOUSECOOPERS LLP (SIGNED)]
Boston, Massachusetts
March 29, 2019

We have served as the auditor of one or more of the subaccounts in Commonwealth Annuity Separate Account A since 2005.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                       AB VPS         AB VPS          AB VPS
                                                      AB VPS       INTERNATIONAL     SMALL CAP       SMALL/MID     FIDELITY VIP
                                                   INTERMEDIATE        VALUE          GROWTH         CAP VALUE     CONTRAFUND(R)
                                                  BOND PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $    1,000,940  $      294,944  $      304,189  $      549,379  $    3,103,555
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,000,940  $      294,944  $      304,189  $      549,379  $    3,103,555
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $    1,000,940  $      294,944  $      304,189  $      549,379  $    3,103,555
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,000,940  $      294,944  $      304,189  $      549,379  $    3,103,555
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     740,727         505,099         140,710         323,588       1,587,685

Investments in shares of the Underlying Funds,
   at cost                                        $    1,080,270  $      357,040  $      327,035  $      649,587  $    3,207,839
Underlying Fund shares held                               99,103          23,999          20,239          32,799          99,123

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                    FIDELITY VIP
                                                    DISCIPLINED     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                     SMALL CAP     EQUITY-INCOME   FREEDOM 2005    FREEDOM 2015    FREEDOM 2020
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      261,173  $    1,720,296  $        3,314  $      189,435  $      848,269
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      261,173  $    1,720,296  $        3,314  $      189,435  $      848,269
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      261,173  $    1,720,296  $        3,314  $      189,435  $      848,269
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      261,173  $    1,720,296  $        3,314  $      189,435  $      848,269
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     142,600         971,117           2,406         132,170         562,339

Investments in shares of the Underlying Funds,
   at cost                                        $      294,400  $    1,900,245  $        3,336  $      193,127  $      775,826
Underlying Fund shares held                               19,922          86,665             285          15,527          67,862

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                   FREEDOM 2025    FREEDOM 2030    FREEDOM 2035    FREEDOM 2040    FREEDOM 2045
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      586,744  $      382,405  $      680,996  $      950,561  $      285,992
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      586,744  $      382,405  $      680,996  $      950,561  $      285,992
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      586,744  $      382,405  $      680,996  $      950,561  $      285,992
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      586,744  $      382,405  $      680,996  $      950,561  $      285,992
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     373,785         238,552         411,622         569,280         172,123

Investments in shares of the Underlying Funds,
   at cost                                        $      589,786  $      360,325  $      667,916  $      928,526  $      305,978
Underlying Fund shares held                               44,755          29,621          34,152          50,454          15,212

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                   FIDELITY VIP    FIDELITY VIP
                                                   FIDELITY VIP      FREEDOM          GROWTH       FIDELITY VIP    FIDELITY VIP
                                                   FREEDOM 2050      INCOME        OPPORTUNITIES     INDEX 500        MID CAP
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      111,647  $      105,607  $      966,174  $    3,452,578  $    1,010,652
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      111,647  $      105,607  $      966,174  $    3,452,578  $    1,010,652
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      111,647  $      105,607  $      966,174  $    3,452,578  $    1,010,652
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      111,647  $      105,607  $      966,174  $    3,452,578  $    1,010,652
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                      66,676          86,799         327,006       1,589,796         592,791

Investments in shares of the Underlying Funds,
   at cost                                        $      110,080  $      109,089  $      765,960  $    3,101,395  $    1,151,154
Underlying Fund shares held                                6,646           9,575          25,792          13,837          34,588

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                                                      FT VIP
                                                                   FIDELITY VIP       FT VIP         FRANKLIN         FT VIP
                                                   FIDELITY VIP      STRATEGIC       FRANKLIN      MUTUAL GLOBAL     FRANKLIN
                                                     OVERSEAS         INCOME        INCOME VIP       DISCOVERY     MUTUAL SHARES
                                                    PORTFOLIO        PORTFOLIO         FUND          VIP FUND        VIP FUND
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      272,112  $    1,562,300  $    3,948,763  $    1,742,244  $      468,998
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      272,112  $    1,562,300  $    3,948,763  $    1,742,244  $      468,998
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      272,112  $    1,562,300  $    3,948,763  $    1,742,244  $      468,998
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      272,112  $    1,562,300  $    3,948,763  $    1,742,244  $      468,998
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     212,068       1,248,654       2,817,899       1,299,899         372,570

Investments in shares of the Underlying Funds,
   at cost                                        $      302,172  $    1,663,248  $    4,021,834  $    2,076,885  $      517,158
Underlying Fund shares held                               14,359         146,695         267,894         102,787          26,954

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                      FT VIP                          GOLDMAN        GOLDMAN         GOLDMAN
                                                     FRANKLIN         FT VIP           SACHS       SACHS EQUITY    SACHS GROWTH
                                                     SMALL CAP       TEMPLETON        BALANCED        GROWTH        AND INCOME
                                                       VALUE          GROWTH          STRATEGY       STRATEGY        STRATEGY
                                                     VIP FUND        VIP FUND        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $    1,098,787  $      249,879  $      926,044  $      296,870  $      963,950
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,098,787  $      249,879  $      926,044  $      296,870  $      963,950
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $    1,098,787  $      249,879  $      926,044  $      296,870  $      963,950
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,098,787  $      249,879  $      926,044  $      296,870  $      963,950
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     684,044         242,113         801,026         249,597         835,541

Investments in shares of the Underlying Funds,
   at cost                                        $    1,348,245  $      281,939  $      940,051  $      251,038  $      889,559
Underlying Fund shares held                               75,259          20,465          89,733          18,258          78,626

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                   GOLDMAN SACHS
                                                  GOLDMAN SACHS    INTERNATIONAL   GOLDMAN SACHS   GOLDMAN SACHS   GOLDMAN SACHS
                                                      GROWTH        REAL ESTATE     REAL ESTATE     TECHNOLOGY       VIT CORE
                                                     STRATEGY       SECURITIES      SECURITIES     OPPORTUNITIES       FIXED
                                                    PORTFOLIO          FUND            FUND            FUND         INCOME FUND
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $    1,024,640  $      117,460  $      327,486  $    1,231,176  $      731,301
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,024,640  $      117,460  $      327,486  $    1,231,176  $      731,301
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $    1,024,640  $      117,460  $      327,486  $    1,231,176  $      731,301
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $    1,024,640  $      117,460  $      327,486  $    1,231,176  $      731,301
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     895,328         155,340         248,997        464,015         591,766

Investments in shares of the Underlying Funds,
   at cost                                        $      919,607  $      126,801  $      446,943  $    1,258,667  $      746,737
Underlying Fund shares held                               74,628          19,909          25,970          66,658          71,626

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                     GOLDMAN         GOLDMAN          GOLDMAN        GOLDMAN
                                                     GOLDMAN        SACHS VIT       SACHS VIT        SACHS VIT      SACHS VIT
                                                    SACHS VIT      GLOBAL TRENDS    GOVERNMENT        GROWTH       HIGH QUALITY
                                                   EQUITY INDEX     ALLOCATION     MONEY MARKET    OPPORTUNITIES    FLOATING
                                                       FUND            FUND            FUND            FUND         RATE FUND
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      320,079  $       39,355  $    3,837,142  $      228,759  $      529,406
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      320,079  $       39,355  $    3,837,142  $      228,759  $      529,406
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      320,079  $       39,355  $    3,837,142  $      228,759  $      529,406
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      320,079  $       39,355  $    3,837,142  $      228,759  $      529,406
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     181,864          32,358       4,279,517         119,665         457,803

Investments in shares of the Underlying Funds,
   at cost                                        $      317,831  $       38,881  $    3,837,142  $      371,308  $      536,937
Underlying Fund shares held                               22,182           3,381       3,837,142          90,063          51,101

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                      GOLDMAN
                                                     SACHS VIT                                        GOLDMAN
                                                   INTERNATIONAL      GOLDMAN        GOLDMAN         SACHS VIT       GOLDMAN
                                                       EQUITY        SACHS VIT      SACHS VIT        SMALL CAP      SACHS VIT
                                                      INSIGHTS       LARGE CAP       MID CAP           EQUITY       STRATEGIC
                                                      FUND (A)      VALUE FUND      VALUE FUND     INSIGHTS FUND   GROWTH FUND
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      207,159  $      114,642  $      142,029  $      210,271  $      283,797
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      207,159  $      114,642  $      142,029  $      210,271  $      283,797
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      207,159  $      114,642  $      142,029  $      210,271  $      283,797
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      207,159  $      114,642  $      142,029  $      210,271  $      283,797
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     253,097          89,496          87,365         120,860         145,998

Investments in shares of the Underlying Funds,
   at cost                                        $      259,831  $      143,661  $      181,835  $      255,048  $      381,057
Underlying Fund shares held                               29,136          14,947          10,917          20,454          29,018

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                      GOLDMAN       INVESCO V.I.                                   INVESCO V.I.
                                                     SACHS VIT       AMERICAN       INVESCO V.I.   INVESCO V.I.      MID CAP
                                                    U.S. EQUITY      FRANCHISE         CORE        HEALTH CARE     CORE EQUITY
                                                   INSIGHTS FUND       FUND         EQUITY FUND      FUND (A)         FUND
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      148,637  $      115,391  $      258,981  $      835,983  $      105,831
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      148,637  $      115,391  $      258,981  $      835,983  $      105,831
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      148,637  $      115,391  $      258,981  $      835,983  $      105,831
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      148,637  $      115,391  $      258,981  $      835,983  $      105,831
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                      86,932          70,081         183,254         418,232         102,670

Investments in shares of the Underlying Funds,
   at cost                                        $      166,039  $      126,602  $      264,529  $    1,036,545  $      128,509
Underlying Fund shares held                                9,831           2,102           8,447          37,759           9,872

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                      JANUS           JANUS           JANUS
                                                    HENDERSON       HENDERSON       HENDERSON       MFS(R) NEW        MFS(R)
                                                    ENTERPRISE        FORTY        MID CAP VALUE     DISCOVERY      UTILITIES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES          SERIES
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      964,862  $      990,987  $    1,088,067  $      402,648  $      438,264
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      964,862  $      990,987  $    1,088,067  $      402,648  $      438,264
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      964,862  $      990,987  $    1,088,067  $      402,648  $      438,264
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      964,862  $      990,987  $    1,088,067  $      402,648  $      438,264
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     412,240         459,618         700,880         198,059         246,839

Investments in shares of the Underlying Funds,
   at cost                                        $      874,940  $    1,066,916  $    1,271,683  $      431,834  $      444,615
Underlying Fund shares held                               15,318          29,894          79,887          25,308          15,186

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                                                   OPPENHEIMER
                                                    OPPENHEIMER                      GLOBAL         OPPENHEIMER       PIONEER
                                                   CONSERVATIVE     OPPENHEIMER     STRATEGIC       MAIN STREET       MID CAP
                                                     BALANCED         GLOBAL         INCOME          SMALL CAP       VALUE VCT
                                                     FUND/VA         FUND/VA         FUND/VA        FUND(R)/VA       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      433,078  $    1,214,673  $      716,858  $    1,505,795  $      357,192
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      433,078  $    1,214,673  $      716,858  $    1,505,795  $      357,192
                                                  ==============  ==============  ==============  ==============  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      433,078  $    1,214,673  $      716,858  $    1,505,795  $      357,192
                                                  --------------  --------------  --------------  --------------  --------------
   Net assets                                     $      433,078  $    1,214,673  $      716,858  $    1,505,795  $      357,192
                                                  ==============  ==============  ==============  ==============  ==============

Units outstanding, December 31, 2018                     432,316         838,012         567,158         869,117         281,331

Investments in shares of the Underlying Funds,
   at cost                                        $      383,492  $    1,213,543  $      800,638  $    1,769,196  $      451,332
Underlying Fund shares held                               30,413          32,365         149,345          75,177          23,270

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF NET ASSETS
DECEMBER 31, 2018

                                                     PIONEER
                                                  SELECT MID CAP
                                                    GROWTH VCT
                                                    PORTFOLIO
                                                  --------------
ASSETS:
Investments in shares of the Underlying Funds,
   at fair value                                  $      873,102
                                                  --------------
   Net assets                                     $      873,102
                                                  ==============

NET ASSETS BY CATEGORY:
   Accumulation reserves                          $      873,102
                                                  --------------
   Net assets                                     $      873,102
                                                  ==============

Units outstanding, December 31, 2018                     464,088

Investments in shares of the Underlying Funds,
   at cost                                        $      889,538
Underlying Fund shares held                               35,177

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                       AB VPS         AB VPS          AB VPS
                                                      AB VPS       INTERNATIONAL     SMALL CAP       SMALL/MID     FIDELITY VIP
                                                   INTERMEDIATE        VALUE          GROWTH         CAP VALUE     CONTRAFUND(R)
                                                  BOND PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $       11,538  $        4,160  $           --  $        1,736  $       15,080

EXPENSES:
   Mortality and expense risk fees                        14,681           4,779           6,647          10,179          42,049
   Other expense fees                                      1,744             582             769           1,162           5,114
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                       16,425           5,361           7,416          11,341          47,163
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         (4,887)         (1,201)         (7,416)         (9,605)        (32,083)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             16,350              --          25,512          61,792         292,188
   Net realized gain (loss) from sales of
     investments                                         (26,212)            865          22,743          (5,629)         40,879
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             (9,862)            865          48,255          56,163         333,067
   Change in unrealized gain (loss)                      (16,031)        (95,490)        (23,433)       (167,128)       (577,830)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (25,893)        (94,625)         24,822        (110,965)       (244,763)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (30,780) $      (95,826) $       17,406  $     (120,570) $     (276,846)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                    FIDELITY VIP
                                                    DISCIPLINED     FIDELITY VIP   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                     SMALL CAP     EQUITY-INCOME   FREEDOM 2005    FREEDOM 2015    FREEDOM 2020
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        1,756  $       40,123  $           51  $        2,835  $       11,810

EXPENSES:
   Mortality and expense risk fees                         3,033          24,757              31           3,430           9,700
   Other expense fees                                        373           2,994               6             403           1,402
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        3,406          27,751              37           3,833          11,102
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         (1,650)         12,372              14            (998)            708
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             23,065          95,663              69          15,996          30,234
   Net realized gain (loss) from sales of
     investments                                           1,290          10,371             141          26,141           9,972
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             24,355         106,034             210          42,137          40,206
   Change in unrealized gain (loss)                      (66,117)       (312,850)           (367)        (58,574)       (107,307)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (41,762)       (206,816)           (157)        (16,437)        (67,101)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (43,412) $     (194,444) $         (143) $      (17,435) $      (66,393)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                   FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP    FIDELITY VIP
                                                   FREEDOM 2025    FREEDOM 2030    FREEDOM 2035    FREEDOM 2040    FREEDOM 2045
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        7,677  $        4,759  $        7,185  $        9,835  $        2,968

EXPENSES:
   Mortality and expense risk fees                         7,447           5,435           9,580          13,003           3,048
   Other expense fees                                        933             639           1,132           1,676             360
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        8,380           6,074          10,712          14,679           3,408
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                           (703)         (1,315)         (3,527)         (4,844)           (440)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             12,858          10,217          14,427          23,555           2,535
   Net realized gain (loss) from sales of
     investments                                          25,328          10,537          13,116          14,082           1,786
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             38,186          20,754          27,543          37,637           4,321
   Change in unrealized gain (loss)                      (89,307)        (59,714)       (104,320)       (154,421)        (38,173)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (51,121)        (38,960)        (76,777)       (116,784)        (33,852)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (51,824) $      (40,275) $      (80,304) $     (121,628) $      (34,292)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                   FIDELITY VIP    FIDELITY VIP
                                                   FIDELITY VIP      FREEDOM          GROWTH       FIDELITY VIP    FIDELITY VIP
                                                   FREEDOM 2050      INCOME        OPPORTUNITIES     INDEX 500        MID CAP
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        1,161  $        1,606  $        1,390  $       57,841  $        4,984

EXPENSES:
   Mortality and expense risk fees                         1,480             747          16,443          43,477          15,406
   Other expense fees                                        181             106           1,916           5,333           1,869
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        1,661             853          18,359          48,810          17,275
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                           (500)            753         (16,969)          9,031         (12,291)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                              3,246             411          87,190          17,127         112,315
   Net realized gain (loss) from sales of
     investments                                           2,281            (759)        227,010          66,869           9,783
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                              5,527            (348)        314,200          83,996         122,098
   Change in unrealized gain (loss)                      (19,208)         (4,543)       (132,483)       (324,247)       (300,942)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (13,681)         (4,891)        181,717        (240,251)       (178,844)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (14,181) $       (4,138) $      164,748  $     (231,220) $     (191,135)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                                                      FT VIP
                                                                   FIDELITY VIP       FT VIP         FRANKLIN         FT VIP
                                                   FIDELITY VIP      STRATEGIC       FRANKLIN      MUTUAL GLOBAL     FRANKLIN
                                                     OVERSEAS         INCOME        INCOME VIP       DISCOVERY     MUTUAL SHARES
                                                    PORTFOLIO        PORTFOLIO         FUND          VIP FUND        VIP FUND
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        4,194  $       57,076  $      216,253  $       47,159  $       13,471

EXPENSES:
   Mortality and expense risk fees                         3,793          16,765          56,944          24,011           6,206
   Other expense fees                                        429           2,157           6,684           2,960             743
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        4,222          18,922          63,628          26,971           6,949
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                            (28)         38,154         152,625          20,188           6,522
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                                 --           2,837              --          24,985          20,976
   Net realized gain (loss) from sales of
     investments                                          (1,073)         (2,598)         32,727          (8,892)          4,795
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             (1,073)            239          32,727          16,093          25,771
   Change in unrealized gain (loss)                      (54,344)        (97,986)       (424,308)       (281,464)        (88,644)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (55,417)        (97,747)       (391,581)       (265,371)        (62,873)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (55,445) $      (59,593) $     (238,956) $     (245,183) $      (56,351)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                      FT VIP                          GOLDMAN        GOLDMAN         GOLDMAN
                                                     FRANKLIN         FT VIP           SACHS       SACHS EQUITY    SACHS GROWTH
                                                     SMALL CAP       TEMPLETON        BALANCED        GROWTH        AND INCOME
                                                       VALUE          GROWTH          STRATEGY       STRATEGY        STRATEGY
                                                     VIP FUND        VIP FUND        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $       10,666  $        6,908  $       22,348  $        7,648  $       25,062

EXPENSES:
   Mortality and expense risk fees                        16,515           4,393          14,718           4,490          13,145
   Other expense fees                                      1,868             515           1,714             548           1,644
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                       18,383           4,908          16,432           5,038          14,789
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         (7,717)          2,000           5,916           2,610          10,273
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                            181,639          29,255          17,379              --              --
   Net realized gain (loss) from sales of
     investments                                           2,856            (618)          9,457          33,033          30,186
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                            184,495          28,637          26,836          33,033          30,186
   Change in unrealized gain (loss)                     (362,608)        (83,459)       (125,685)        (78,224)       (149,960)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)            (178,113)        (54,822)        (98,849)        (45,191)       (119,774)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $     (185,830) $      (52,822) $      (92,933) $      (42,581) $     (109,501)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                   GOLDMAN SACHS
                                                  GOLDMAN SACHS    INTERNATIONAL   GOLDMAN SACHS   GOLDMAN SACHS   GOLDMAN SACHS
                                                      GROWTH        REAL ESTATE     REAL ESTATE     TECHNOLOGY       VIT CORE
                                                     STRATEGY       SECURITIES      SECURITIES     OPPORTUNITIES       FIXED
                                                    PORTFOLIO          FUND            FUND            FUND         INCOME FUND
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $       26,181  $        2,378  $        8,163  $           --  $       27,240

EXPENSES:
   Mortality and expense risk fees                        13,766           1,633           4,204          19,185          10,542
   Other expense fees                                      1,739             194             504           2,218           1,219
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                       15,505           1,827           4,708          21,403          11,761
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         10,676             551           3,455         (21,403)         15,479
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                                 --              --          43,042         267,061              --
   Net realized gain (loss) from sales of
     investments                                          32,107            (268)        (16,682)         66,651          (3,782)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             32,107            (268)         26,360         333,712          (3,782)
   Change in unrealized gain (loss)                     (184,171)        (11,529)        (53,905)       (286,510)        (30,708)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)            (152,064)        (11,797)        (27,545)         47,202         (34,490)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $     (141,388) $      (11,246) $      (24,090) $       25,799  $      (19,011)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                     GOLDMAN         GOLDMAN          GOLDMAN        GOLDMAN
                                                     GOLDMAN        SACHS VIT       SACHS VIT        SACHS VIT      SACHS VIT
                                                    SACHS VIT      GLOBAL TRENDS    GOVERNMENT        GROWTH       HIGH QUALITY
                                                   EQUITY INDEX     ALLOCATION     MONEY MARKET    OPPORTUNITIES    FLOATING
                                                       FUND            FUND            FUND            FUND         RATE FUND
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        5,410  $          275  $       59,929  $           --  $       10,746

EXPENSES:
   Mortality and expense risk fees                         6,939             490          55,237           3,725           7,435
   Other expense fees                                        796              64           6,218             428             873
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        7,735             554          61,455           4,153           8,308
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         (2,325)           (279)         (1,526)         (4,153)          2,438
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             22,589             625              --         149,334              --
   Net realized gain (loss) from sales of
     investments                                          42,851             116              --           7,270          (1,346)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             65,440             741              --         156,604          (1,346)
   Change in unrealized gain (loss)                      (77,102)         (2,780)             --        (163,833)           (672)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (11,662)         (2,039)             --          (7,229)         (2,018)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (13,987) $       (2,318) $       (1,526) $      (11,382) $          420
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                      GOLDMAN
                                                     SACHS VIT                                        GOLDMAN
                                                   INTERNATIONAL      GOLDMAN        GOLDMAN         SACHS VIT       GOLDMAN
                                                       EQUITY        SACHS VIT      SACHS VIT        SMALL CAP      SACHS VIT
                                                      INSIGHTS       LARGE CAP       MID CAP           EQUITY       STRATEGIC
                                                      FUND (A)      VALUE FUND      VALUE FUND     INSIGHTS FUND   GROWTH FUND
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        3,808  $        1,312  $          865  $          514  $           --

EXPENSES:
   Mortality and expense risk fees                         3,615           1,809           1,811           2,924           4,368
   Other expense fees                                        420             228             209             354             517
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        4,035           2,037           2,020           3,278           4,885
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                           (227)           (725)         (1,155)         (2,764)         (4,885)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             40,905           7,063          19,512          34,362         142,084
   Net realized gain (loss) from sales of
     investments                                           3,262          (4,420)             68             586          25,251
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             44,167           2,643          19,580          34,948         167,335
   Change in unrealized gain (loss)                      (93,064)        (13,689)        (38,723)        (55,432)       (170,969)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (48,897)        (11,046)        (19,143)        (20,484)         (3,634)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (49,124) $      (11,771) $      (20,298) $      (23,248) $       (8,519)
                                                  ==============  ==============  ==============  ==============  ==============

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                      GOLDMAN       INVESCO V.I.                                   INVESCO V.I.
                                                     SACHS VIT       AMERICAN       INVESCO V.I.   INVESCO V.I.      MID CAP
                                                    U.S. EQUITY      FRANCHISE         CORE        HEALTH CARE     CORE EQUITY
                                                   INSIGHTS FUND       FUND         EQUITY FUND      FUND (A)         FUND
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        1,599   $          --   $          --   $          --   $         130

EXPENSES:
   Mortality and expense risk fees                         2,667           1,564           3,492          12,716           1,370
   Other expense fees                                        303             181             439           1,474             165
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        2,970           1,745           3,931          14,190           1,535
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                         (1,371)         (1,745)         (3,931)        (14,190)         (1,405)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             24,183           7,926          18,929         125,649          16,646
   Net realized gain (loss) from sales of
     investments                                           6,957           6,285           2,856         (31,409)            613
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             31,140          14,211          21,785          94,240          17,259
   Change in unrealized gain (loss)                      (41,038)        (19,933)        (49,020)        (80,543)        (30,949)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)              (9,898)         (5,722)        (27,235)         13,697         (13,690)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (11,269)  $      (7,467)  $     (31,166)  $        (493)  $     (15,095)
                                                  ==============  ==============  ==============  ==============  ==============

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                      JANUS           JANUS           JANUS
                                                    HENDERSON       HENDERSON       HENDERSON       MFS(R) NEW        MFS(R)
                                                    ENTERPRISE        FORTY        MID CAP VALUE     DISCOVERY      UTILITIES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES          SERIES
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        1,088  $           --  $       11,904  $           --  $        3,832

EXPENSES:
   Mortality and expense risk fees                        13,314          14,816          17,459           6,630           5,721
   Other expense fees                                      1,572           1,765           2,047             800             687
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                       14,886          16,581          19,506           7,430           6,408
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                        (13,798)        (16,581)         (7,602)         (7,430)         (2,576)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             49,920         169,806         123,246          74,055           1,752
   Net realized gain (loss) from sales of
     investments                                          45,282          26,905           5,741          30,100          (2,426)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             95,202         196,711         128,987         104,155            (674)
   Change in unrealized gain (loss)                     (103,255)       (159,452)       (315,526)        (91,683)            158
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)              (8,053)         37,259        (186,539)         12,472            (516)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (21,851) $       20,678  $     (194,141) $        5,042  $       (3,092)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                                                   OPPENHEIMER
                                                    OPPENHEIMER                      GLOBAL         OPPENHEIMER       PIONEER
                                                   CONSERVATIVE     OPPENHEIMER     STRATEGIC       MAIN STREET       MID CAP
                                                     BALANCED         GLOBAL         INCOME          SMALL CAP       VALUE VCT
                                                     FUND/VA         FUND/VA         FUND/VA        FUND(R)/VA       PORTFOLIO
                                                  --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
   Dividends                                      $        9,433  $       10,819  $       37,559  $          968  $        2,382

EXPENSES:
   Mortality and expense risk fees                         6,223          18,107           9,478          21,614           6,555
   Other expense fees                                        785           2,184           1,202           2,555             766
                                                  --------------  --------------  --------------  --------------  --------------
     Total expenses                                        7,008          20,291          10,680          24,169           7,321
                                                  --------------  --------------  --------------  --------------  --------------
     Net investment income (loss)                          2,425          (9,472)         26,879         (23,201)         (4,939)
                                                  --------------  --------------  --------------  --------------  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                             12,962         100,905              --         211,224          43,511
   Net realized gain (loss) from sales of
     investments                                          11,002          58,045         (11,424)         14,225          (6,876)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized gain (loss)                             23,964         158,950         (11,424)        225,449          36,635
   Change in unrealized gain (loss)                      (60,746)       (352,837)        (61,674)       (412,007)       (131,376)
                                                  --------------  --------------  --------------  --------------  --------------
     Net realized and unrealized gain (loss)             (36,782)       (193,887)        (73,098)       (186,558)        (94,741)
                                                  --------------  --------------  --------------  --------------  --------------
     Net increase (decrease) in net assets from
        operations                                $      (34,357) $     (203,359) $      (46,219) $     (209,759) $      (99,680)
                                                  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2018

                                                     PIONEER
                                                  SELECT MID CAP
                                                    GROWTH VCT
                                                    PORTFOLIO
                                                  --------------
INVESTMENT INCOME:
   Dividends                                      $           --

EXPENSES:
   Mortality and expense risk fees                        13,042
   Other expense fees                                      1,546
                                                  --------------
     Total expenses                                       14,588
                                                  --------------
     Net investment income (loss)                        (14,588)
                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Capital gain distributions                            129,035
   Net realized gain (loss) from sales of
     investments                                          24,460
                                                  --------------
     Net realized gain (loss)                            153,495
   Change in unrealized gain (loss)                     (209,481)
                                                  --------------
     Net realized and unrealized gain (loss)             (55,986)
                                                  --------------
     Net increase (decrease) in net assets from
        operations                                $      (70,574)
                                                  ==============

The accompanying notes are an integral part of these financial statements.


COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                          AB VPS INTERMEDIATE             AB VPS INTERNATIONAL               AB VPS SMALL CAP
                                             BOND PORTFOLIO                  VALUE PORTFOLIO                 GROWTH PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (4,887) $       20,428  $       (1,201) $        3,463  $       (7,416) $       (7,150)
   Net realized gain (loss)                  (9,862)          3,179             865           9,783          48,255          (3,751)
   Change in unrealized gain
      (loss)                                (16,031)             88         (95,490)         41,855         (23,433)        146,456
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (30,780)         23,695         (95,826)         55,101          17,406         135,555
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     46,054          51,120          14,070          34,774           1,479           1,465
   Terminations and withdrawals            (198,601)       (106,112)        (16,921)       (112,322)       (190,885)        (20,065)
   Contract benefits                             --          (2,657)             --              --              --              --
   Contract charges                            (268)           (321)           (101)            (97)           (280)           (302)
   Net transfers between
      Sub-Accounts                          (57,784)           (755)        (19,360)        160,442         (73,037)         (2,357)
   Other transfers from (to) the
      General Account                            (6)            162             281          72,750           1,216             958
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                         (210,605)        (58,563)        (22,031)        155,547        (261,507)        (20,301)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (241,385)        (34,868)       (117,857)        210,648        (244,101)        115,254

NET ASSETS:
   Beginning of year                      1,242,325       1,277,193         412,801         202,153         548,290         433,036
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,000,940  $    1,242,325  $      294,944  $      412,801  $      304,189  $      548,290
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                          AB VPS SMALL/MID CAP                FIDELITY VIP              FIDELITY VIP DISCIPLINED
                                             VALUE PORTFOLIO              CONTRAFUND(R) PORTFOLIO           SMALL CAP PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (9,605) $      (10,073) $      (32,083) $      (18,468) $       (1,650) $       (1,891)
   Net realized gain (loss)                  56,163          48,649         333,067         206,926          24,355          13,295
   Change in unrealized gain
      (loss)                               (167,128)         41,509        (577,830)        350,772         (66,117)            373
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations               (120,570)         80,085        (276,846)        539,230         (43,412)         11,777
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     31,541          25,383         379,791         308,975          29,036          32,492
   Terminations and withdrawals            (146,208)       (176,895)       (252,237)       (261,095)         (2,406)        (33,427)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (149)           (177)         (1,049)         (1,026)           (192)           (199)
   Net transfers between
      Sub-Accounts                            2,401         (28,664)        (33,175)        (27,525)         44,397         (31,362)
   Other transfers from (to) the
      General Account                        14,608          23,563          24,569           9,808             672           2,315
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          (97,807)       (156,790)        117,899          29,137          71,507         (30,181)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (218,377)        (76,705)       (158,947)        568,367          28,095         (18,404)

NET ASSETS:
   Beginning of year                        767,756         844,461       3,262,502       2,694,135         233,078         251,482
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      549,379  $      767,756  $    3,103,555  $    3,262,502  $      261,173  $      233,078
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       FIDELITY VIP EQUITY-INCOME         FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM
                                                PORTFOLIO                    2005 PORTFOLIO                  2015 PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       12,372  $        3,216  $           14  $           16  $         (998) $         (500)
   Net realized gain (loss)                 106,034          43,882             210              67          42,137          11,371
   Change in unrealized gain
      (loss)                               (312,850)        156,233            (367)            261         (58,574)         36,858
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations               (194,444)        203,331            (143)            344         (17,435)         47,729
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    162,313         248,221             957           1,139           4,474          25,888
   Terminations and withdrawals            (276,764)       (169,927)         (1,617)             --        (266,530)         (7,127)
   Contract benefits                             --          (7,285)             --              --              --              --
   Contract charges                            (421)           (496)            (34)            (35)           (111)           (143)
   Net transfers between
      Sub-Accounts                          (85,419)         93,446              --              --          42,619             (10)
   Other transfers from (to) the
      General Account                        10,133           9,873               1              (1)          1,519           1,488
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                         (190,158)        173,832            (693)          1,103        (218,029)         20,096
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (384,602)        377,163            (836)          1,447        (235,464)         67,825

NET ASSETS:
   Beginning of year                      2,104,898       1,727,735           4,150           2,703         424,899         357,074
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,720,296  $    2,104,898  $        3,314  $        4,150  $      189,435  $      424,899
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                          FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM
                                             2020 PORTFOLIO                  2025 PORTFOLIO                  2030 PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $          708  $          827  $         (703) $         (474) $       (1,315) $       (1,064)
   Net realized gain (loss)                  40,206          34,941          38,186          16,642          20,754          18,840
   Change in unrealized gain
      (loss)                               (107,307)         90,015         (89,307)         63,742         (59,714)         45,983
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (66,393)        125,783         (51,824)         79,910         (40,275)         63,759
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     19,897          27,214         107,985          99,939          25,101          22,488
   Terminations and withdrawals             (68,178)        (11,900)       (171,501)        (24,079)        (69,039)        (19,447)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (285)           (348)           (548)           (635)           (365)           (393)
   Net transfers between
      Sub-Accounts                             (241)        (62,372)         90,262           1,348          32,715          (4,870)
   Other transfers from (to) the
      General Account                           643             624           4,555           2,590          38,837           2,427
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          (48,164)        (46,782)         30,753          79,163          27,249             205
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (114,557)         79,001         (21,071)        159,073         (13,026)         63,964

NET ASSETS:
   Beginning of year                        962,826         883,825         607,815         448,742         395,431         331,467
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      848,269  $      962,826  $      586,744  $      607,815  $      382,405  $      395,431
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                          FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM
                                             2035 PORTFOLIO                  2040 PORTFOLIO                  2045 PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (3,527) $       (2,005) $       (4,844) $       (4,635) $         (440) $         (250)
   Net realized gain (loss)                  27,543          20,345          37,637          56,630           4,321           3,478
   Change in unrealized gain
      (loss)                               (104,320)         98,500        (154,421)        168,480         (38,173)         12,400
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (80,304)        116,840        (121,628)        220,475         (34,292)         15,628
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     53,720          82,162          11,131          13,109         241,245          14,109
   Terminations and withdrawals             (85,172)         (1,064)        (87,965)       (113,991)         (6,551)         (6,018)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (399)           (436)           (418)           (445)           (420)           (448)
   Net transfers between
      Sub-Accounts                           33,010             (35)         (3,331)        (68,084)         (2,829)             --
   Other transfers from (to) the
      General Account                        40,010           6,424             978           1,481              30              (1)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                           41,169          87,051         (79,605)       (167,930)        231,475           7,642
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                (39,135)        203,891        (201,233)         52,545         197,183          23,270

NET ASSETS:
   Beginning of year                        720,131         516,240       1,151,794       1,099,249          88,809          65,539
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      680,996  $      720,131  $      950,561  $    1,151,794  $      285,992  $       88,809
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                          FIDELITY VIP FREEDOM            FIDELITY VIP FREEDOM             FIDELITY VIP GROWTH
                                             2050 PORTFOLIO                 INCOME PORTFOLIO             OPPORTUNITIES PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $         (500) $         (587) $          753  $          125  $      (16,969) $      (17,282)
   Net realized gain (loss)                   5,527          13,258            (348)            447         314,200         168,073
   Change in unrealized gain
      (loss)                                (19,208)         12,467          (4,543)          1,677        (132,483)        184,211
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (14,181)         25,138          (4,138)          2,249         164,748         335,002
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     20,086          16,136             483              --          36,941          46,770
   Terminations and withdrawals              (7,334)        (66,406)         (1,921)         (5,718)       (492,729)        (45,046)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (624)           (614)             --              (2)           (851)           (872)
   Net transfers between
      Sub-Accounts                           (3,828)             (3)         82,702              --        (243,930)        226,626
   Other transfers from (to) the
      General Account                         2,201             936              --              --            (668)        15,411
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                           10,501         (49,951)         81,264          (5,720)       (701,237)        242,889
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                 (3,680)        (24,813)         77,126          (3,471)       (536,489)        577,891

NET ASSETS:
   Beginning of year                        115,327         140,140          28,481          31,952       1,502,663         924,772
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      111,647  $      115,327  $      105,607  $       28,481  $      966,174  $    1,502,663
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                           FIDELITY VIP INDEX               FIDELITY VIP MID                  FIDELITY VIP
                                             500 PORTFOLIO                    CAP PORTFOLIO                OVERSEAS PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        9,031  $        9,431  $      (12,291) $      (10,379) $          (28) $          305
   Net realized gain (loss)                  83,996          48,624         122,098          60,946          (1,073)            671
   Change in unrealized gain
      (loss)                               (324,247)        444,499        (300,942)        152,580         (54,344)         29,463
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations               (231,220)        502,554        (191,135)        203,147         (55,445)         30,439
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                    403,237         461,669         101,160         112,167          14,036           8,923
   Terminations and withdrawals            (267,013)       (210,207)       (129,164)        (89,965)         (6,427)         (2,984)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                          (1,673)         (1,552)           (469)           (529)           (115)           (104)
   Net transfers between
      Sub-Accounts                          197,731         295,379         (77,056)         10,107          89,311         117,253
   Other transfers from (to) the
      General Account                        14,322          23,560          11,315           1,293             332              22
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          346,604         568,849         (94,214)         33,073          97,137         123,110
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                115,384       1,071,403        (285,349)        236,220          41,692         153,549

NET ASSETS:
   Beginning of year                      3,337,194       2,265,791       1,296,001       1,059,781         230,420          76,871
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    3,452,578  $    3,337,194  $    1,010,652  $    1,296,001  $      272,112  $      230,420
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                     FIDELITY VIP STRATEGIC INCOME      FT VIP FRANKLIN INCOME          FT VIP FRANKLIN MUTUAL
                                               PORTFOLIO                       VIP FUND                GLOBAL DISCOVERY VIP FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       38,154  $       23,190  $      152,625  $      115,408  $       20,188  $        6,331
   Net realized gain (loss)                     239          10,151          32,727          24,373          16,093          95,798
   Change in unrealized gain
      (loss)                                (97,986)         49,730        (424,308)        195,059        (281,464)         19,838
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (59,593)         83,071        (238,956)        334,840        (245,183)        121,967
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     81,353          68,426         281,529         251,273         240,042         213,923
   Terminations and withdrawals            (135,455)        (92,386)       (524,815)       (201,384)       (176,466)       (188,539)
   Contract benefits                             --              --         (53,714)         (3,472)        (12,867)         (1,929)
   Contract charges                            (313)           (302)           (658)           (729)           (527)           (626)
   Net transfers between
      Sub-Accounts                          219,157           2,604          28,756         (90,630)         15,048          (9,086)
   Other transfers from (to) the
      General Account                        35,688              65             676           3,107           5,553          38,079
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          200,430         (21,593)       (268,226)        (41,835)         70,783          51,822
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                140,837          61,478        (507,182)        293,005        (174,400)        173,789

NET ASSETS:
   Beginning of year                      1,421,463       1,359,985       4,455,945       4,162,940       1,916,644       1,742,855
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,562,300  $    1,421,463  $    3,948,763  $    4,455,945  $    1,742,244  $    1,916,644
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                        FT VIP FRANKLIN MUTUAL           FT VIP FRANKLIN SMALL             FT VIP TEMPLETON
                                            SHARES VIP FUND               CAP VALUE VIP FUND                GROWTH VIP FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        6,522  $        3,946  $       (7,717) $      (11,390) $        2,000  $          855
   Net realized gain (loss)                  25,771          27,207         184,495          88,766          28,637           1,019
   Change in unrealized gain
      (loss)                                (88,644)          1,082        (362,608)         23,643         (83,459)         44,905
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (56,351)         32,235        (185,830)        101,019         (52,822)         46,779
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     39,601          48,962          38,896          64,966           5,622           6,379
   Terminations and withdrawals             (21,037)        (44,269)        (65,696)       (171,036)        (60,109)         (9,785)
   Contract benefits                        (11,482)             --          (2,125)         (2,120)             --              --
   Contract charges                            (150)           (174)           (252)           (253)            (80)            (85)
   Net transfers between
      Sub-Accounts                           27,754         (31,910)         60,293          45,668             786          51,569
   Other transfers from (to) the
      General Account                         4,201           3,098           8,994          31,781           6,819              15
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                           38,887         (24,293)         40,110         (30,994)        (46,962)         48,093
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                (17,464)          7,942        (145,720)         70,025         (99,784)         94,872

NET ASSETS:
   Beginning of year                        486,462         478,520       1,244,507       1,174,482         349,663         254,791
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      468,998  $      486,462  $    1,098,787  $    1,244,507  $      249,879  $      349,663
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS BALANCED        GOLDMAN SACHS EQUITY GROWTH        GOLDMAN SACHS GROWTH
                                           STRATEGY PORTFOLIO              STRATEGY PORTFOLIO         AND INCOME STRATEGY PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        5,916  $       10,083  $        2,610  $        2,694  $       10,273  $       12,145
   Net realized gain (loss)                  26,836          33,433          33,033          11,017          30,186           8,968
   Change in unrealized gain
      (loss)                               (125,685)         63,033         (78,224)         69,450        (149,960)        123,796
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                (92,933)        106,549         (42,581)         83,161        (109,501)        144,909
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     50,419          52,477           5,960          18,473          49,810          65,294
   Terminations and withdrawals            (184,109)        (61,578)        (53,728)        (34,875)        (91,780)        (29,708)
   Contract benefits                             --              --              --              --         (39,589)             --
   Contract charges                            (901)           (996)           (472)           (518)         (1,499)         (1,753)
   Net transfers between
      Sub-Accounts                          (17,703)        (69,530)        (51,426)             19          10,899         (11,619)
   Other transfers from (to) the
      General Account                         1,482           4,219          23,729           5,601              19           4,420
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                         (150,812)        (75,408)        (75,937)        (11,300)        (72,140)         26,634
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (243,745)         31,141        (118,518)         71,861        (181,641)        171,543

NET ASSETS:
   Beginning of year                      1,169,789       1,138,648         415,388         343,527       1,145,591         974,048
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      926,044  $    1,169,789  $      296,870  $      415,388  $      963,950  $    1,145,591
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS GROWTH          GOLDMAN SACHS INTERNATIONAL     GOLDMAN SACHS REAL ESTATE
                                          STRATEGY PORTFOLIO           REAL ESTATE SECURITIES FUND          SECURITIES FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       10,676  $       13,243  $          551  $        3,322  $        3,455  $          536
   Net realized gain (loss)                  32,107           8,758            (268)            149          26,360          48,315
   Change in unrealized gain
      (loss)                               (184,171)        161,271         (11,529)         12,974         (53,905)        (46,752)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations               (141,388)        183,272         (11,246)         16,445         (24,090)          2,099
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     89,555         110,981          12,643          11,843          35,614          36,643
   Terminations and withdrawals             (92,551)        (24,452)         (6,523)        (23,142)        (55,677)        (19,055)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (487)           (654)            (76)            (64)           (196)           (219)
   Net transfers between
      Sub-Accounts                          (29,870)         (6,109)         (6,488)         33,696           4,749         (29,439)
   Other transfers from (to) the
      General Account                        19,576           4,819              (4)         10,694          28,696             994
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          (13,777)         84,585            (448)         33,027          13,186         (11,076)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (155,165)        267,857         (11,694)         49,472         (10,904)         (8,977)

NET ASSETS:
   Beginning of year                      1,179,805         911,948         129,154          79,682         338,390         347,367
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,024,640  $    1,179,805  $      117,460  $      129,154  $      327,486  $      338,390
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS TECHNOLOGY         GOLDMAN SACHS VIT CORE             GOLDMAN SACHS VIT
                                          OPPORTUNITIES FUND               FIXED INCOME FUND               EQUITY INDEX FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (21,403) $      (16,494) $       15,479  $        9,270  $       (2,325) $          727
   Net realized gain (loss)                 333,712         124,142          (3,782)          2,265          65,440          30,512
   Change in unrealized gain
      (loss)                               (286,510)        217,853         (30,708)          2,196         (77,102)         59,915
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                 25,799         325,501         (19,011)         13,731         (13,987)         91,154
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     86,769          74,377          30,714          13,228           9,316          10,691
   Terminations and withdrawals            (168,536)        (89,162)       (108,792)        (72,731)       (152,537)        (42,578)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (484)           (433)           (133)           (185)           (130)           (144)
   Net transfers between
      Sub-Accounts                          (54,562)        152,463          (1,672)        (21,795)        (83,253)         12,865
   Other transfers from (to) the
      General Account                         4,149           5,014          31,522           5,959           2,628           3,158
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                         (132,664)        142,259         (48,361)        (75,524)       (223,976)        (16,008)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                               (106,865)        467,760         (67,372)        (61,793)       (237,963)         75,146

NET ASSETS:
   Beginning of year                      1,338,041         870,281         798,673         860,466         558,042         482,896
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $    1,231,176  $    1,338,041  $      731,301  $      798,673  $      320,079  $      558,042
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                       GOLDMAN SACHS VIT GLOBAL        GOLDMAN SACHS VIT GOVERNMENT     GOLDMAN SACHS VIT GROWTH
                                        TRENDS ALLOCATION FUND             MONEY MARKET FUND              OPPORTUNITIES FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017           2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $         (279) $         (466) $       (1,526) $      (47,296) $       (4,153) $       (4,492)
   Net realized gain (loss)                     741           1,860              --              --         156,604          44,274
   Change in unrealized gain
      (loss)                                 (2,780)          3,463              --              --        (163,833)         27,325
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                 (2,318)          4,857          (1,526)        (47,296)        (11,382)         67,107
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                         --              69         286,923         388,988           9,287          38,178
   Terminations and withdrawals                (712)         (5,830)       (646,654)     (1,005,046)        (76,287)       (131,036)
   Contract benefits                             --              --              --              --          (5,717)             --
   Contract charges                             (15)            (20)           (986)           (992)           (169)           (201)
   Net transfers between
      Sub-Accounts                               (1)         (2,236)        168,652      (1,590,074)        (25,928)         52,263
   Other transfers from (to) the
      General Account                             1          (1,417)         10,737          36,544           9,324          31,324
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                             (727)         (9,434)       (181,328)     (2,170,580)        (89,490)         (9,472)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                 (3,045)         (4,577)       (182,854)     (2,217,876)       (100,872)         57,635

NET ASSETS:
   Beginning of year                         42,400          46,977       4,019,996       6,237,872         329,631         271,996
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $       39,355  $       42,400  $    3,837,142  $    4,019,996  $      228,759  $      329,631
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 GOLDMAN
                                         GOLDMAN SACHS VIT HIGH         SACHS VIT INTERNATIONAL            GOLDMAN SACHS VIT
                                       QUALITY FLOATING RATE FUND       EQUITY INSIGHTS FUND (A)          LARGE CAP VALUE FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $        2,438  $       (1,255) $         (227) $        1,119  $         (725) $          267
   Net realized gain (loss)                  (1,346)         (2,147)         44,167           1,890           2,643          28,849
   Change in unrealized gain
      (loss)                                   (672)          3,590         (93,064)         46,787         (13,689)        (17,406)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from operations                    420             188         (49,124)         49,796         (11,771)         11,710
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     59,147          41,334           6,391           4,903          23,569          12,232
   Terminations and withdrawals            (103,829)        (82,880)        (44,568)         (6,857)        (43,352)        (10,844)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                            (152)           (197)            (29)            (26)            (47)            (57)
   Net transfers between
      Sub-Accounts                           (9,981)        (75,245)          1,369          43,898         (19,079)          8,648
   Other transfers from (to) the
      General Account                        37,107          12,392               9               2             148              64
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets from Contract
      transactions                          (17,708)       (104,596)        (36,828)         41,920         (38,761)         10,043
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
      assets                                (17,288)       (104,408)        (85,952)         91,716         (50,532)         21,753

NET ASSETS:
   Beginning of year                        546,694         651,102         293,111         201,395         165,174         143,421
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      529,406  $      546,694  $      207,159  $      293,111  $      114,642  $      165,174
                                     ==============  ==============  ==============  ==============  ==============  ==============

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         GOLDMAN SACHS VIT MID         GOLDMAN SACHS VIT SMALL CAP     GOLDMAN SACHS VIT STRATEGIC
                                             CAP VALUE FUND               EQUITY INSIGHTS FUND                 GROWTH FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (1,155) $       (1,176) $       (2,764) $       (2,166) $       (4,885) $       (3,617)
   Net realized gain (loss)                  19,580           7,103          34,948          26,003         167,335          30,929
   Change in unrealized gain
     (loss)                                 (38,723)          5,104         (55,432)         (3,918)       (170,969)         45,071
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (20,298)         11,031         (23,248)         19,919          (8,519)         72,383
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      1,132           3,429          27,456          30,289           9,036          10,091
   Terminations and withdrawals              (6,828)         (2,358)        (20,428)         (3,148)        (27,601)        (30,290)
   Contract benefits                             --              --              --              --         (32,048)             --
   Contract charges                             (29)            (38)            (56)            (62)           (149)           (193)
   Net transfers between
     Sub-Accounts                            36,303              --          (3,674)        (12,884)           (189)         71,097
   Other transfers from (to) the
     General Account                             79             284           9,850           1,725           2,172             529
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            30,657           1,317          13,148          15,920         (48,779)         51,234
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                  10,359          12,348         (10,100)         35,839         (57,298)        123,617

NET ASSETS:
   Beginning of year                        131,670         119,322         220,371         184,532         341,095         217,478
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      142,029  $      131,670  $      210,271  $      220,371  $      283,797  $      341,095
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      GOLDMAN SACHS VIT U.S. EQUITY      INVESCO V.I. AMERICAN
                                              INSIGHTS FUND                   FRANCHISE FUND          INVESCO V.I. CORE EQUITY FUND
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (1,371) $         (608) $       (1,745) $       (1,471) $       (3,931) $       (1,623)
   Net realized gain (loss)                  31,140          23,900          14,211          12,697          21,785          23,782
   Change in unrealized gain
     (loss)                                 (41,038)         14,570         (19,933)          6,338         (49,020)          9,771
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (11,269)         37,862          (7,467)         17,564         (31,166)         31,930
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                      1,263           6,967           4,865           1,906           8,741          10,452
   Terminations and withdrawals             (46,245)         (2,799)        (35,926)           (464)        (13,779)        (19,079)
   Contract benefits                             --              --              --              --              --              --
   Contract charges                             (53)            (82)            (36)            (27)            (51)            (53)
   Net transfers between
     Sub-Accounts                             4,102         (23,372)         20,176          42,350             (29)        (21,141)
   Other transfers from (to) the
     General Account                            498           1,632          35,686            (444)          1,529             (21)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (40,435)        (17,654)         24,765          43,321          (3,589)        (29,842)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                 (51,704)         20,208          17,298          60,885         (34,755)          2,088

NET ASSETS:
   Beginning of year                        200,341         180,133          98,093          37,208         293,736         291,648
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      148,637  $      200,341  $      115,391  $       98,093  $      258,981  $      293,736
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                               INVESCO V.I.               INVESCO V.I. MID CAP         JANUS HENDERSON ENTERPRISE
                                          HEALTH CARE FUND (A)              CORE EQUITY FUND                    PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (14,190) $      (14,363) $       (1,405) $         (820) $      (13,798) $      (11,633)
   Net realized gain (loss)                  94,240          41,283          17,259           2,733          95,202         106,131
   Change in unrealized gain
     (loss)                                 (80,543)        105,749         (30,949)          7,553        (103,255)        108,503
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                    (493)        132,669         (15,095)          9,466         (21,851)        203,001
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     51,286          49,516          17,169          19,275          78,216          62,151
   Terminations and withdrawals            (167,355)       (128,809)         (1,887)           (406)        (65,931)       (215,622)
   Contract benefits                             --              --              --              --          (2,756)         (2,553)
   Contract charges                            (284)           (300)             (5)             --            (330)           (337)
   Net transfers between
     Sub-Accounts                          (126,532)         91,383          (5,106)         25,853          44,696          (6,168)
   Other transfers from (to) the
     General Account                         12,663         (12,829)          4,892             361           6,795          29,730
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (230,222)         (1,039)         15,063          45,083          60,690        (132,799)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                (230,715)        131,630             (32)         54,549          38,839          70,202

NET ASSETS:
   Beginning of year                      1,066,698         935,068         105,863          51,314         926,023         855,821
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      835,983  $    1,066,698  $      105,831  $      105,863  $      964,862  $      926,023
                                     ==============  ==============  ==============  ==============  ==============  ==============

--------
(a)  Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         JANUS HENDERSON FORTY           JANUS HENDERSON MID CAP
                                               PORTFOLIO                     VALUE PORTFOLIO           MFS(R) NEW DISCOVERY SERIES
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (16,581) $      (15,460) $       (7,602) $      (10,429) $       (7,430) $       (6,187)
   Net realized gain (loss)                 196,711          67,127         128,987          60,345         104,155          10,104
   Change in unrealized gain
     (loss)                                (159,452)        212,202        (315,526)         99,167         (91,683)         93,813
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  20,678         263,869        (194,141)        149,083           5,042          97,730
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     60,100          71,798          64,332          93,169          18,930          23,466
   Terminations and withdrawals             (88,558)       (248,999)       (160,025)       (195,203)       (122,697)        (19,714)
   Contract benefits                        (18,477)         (2,603)         (7,261)             --              --              --
   Contract charges                            (325)           (319)           (257)           (269)           (141)           (144)
   Net transfers between
     Sub-Accounts                          (139,507)         18,494         (31,190)          1,204         (47,110)         64,894
   Other transfers from (to) the
     General Account                         40,992          47,868          11,599          80,506           8,382           3,033
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                          (145,775)       (113,761)       (122,802)        (20,593)       (142,636)         71,535
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                (125,097)        150,108        (316,943)        128,490        (137,594)        169,265

NET ASSETS:
   Beginning of year                      1,116,084         965,976       1,405,010       1,276,520         540,242         370,977
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      990,987  $    1,116,084  $    1,088,067  $    1,405,010  $      402,648  $      540,242
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                                                        OPPENHEIMER CONSERVATIVE
                                         MFS(R) UTILITIES SERIES             BALANCED FUND/VA          OPPENHEIMER GLOBAL FUND/VA
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       (2,576) $       12,538  $        2,425  $        1,745  $       (9,472) $       (7,772)
   Net realized gain (loss)                    (674)         (2,032)         23,964           5,225         158,950          25,503
   Change in unrealized gain
     (loss)                                     158          43,290         (60,746)         28,628        (352,837)        328,691
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                  (3,092)         53,796         (34,357)         35,598        (203,359)        346,422
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     41,170          44,275          23,385          17,863         112,520         120,759
   Terminations and withdrawals             (69,581)        (26,681)       (116,599)        (18,033)       (156,239)       (153,196)
   Contract benefits                             --              --              --              --          (2,142)         (2,956)
   Contract charges                            (197)           (220)           (430)           (531)           (513)           (493)
   Net transfers between
     Sub-Accounts                             6,337         (38,133)          2,959          11,840         (52,872)        199,964
   Other transfers from (to) the
     General Account                         15,093           8,933          29,855           6,714           9,642          29,851
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                            (7,178)        (11,826)        (60,830)         17,853         (89,604)        193,929
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                 (10,270)         41,970         (95,187)         53,451        (292,963)        540,351

NET ASSETS:
   Beginning of year                        448,534         406,564         528,265         474,814       1,507,636         967,285
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      438,264  $      448,534  $      433,078  $      528,265  $    1,214,673  $    1,507,636
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                      OPPENHEIMER GLOBAL STRATEGIC      OPPENHEIMER MAIN STREET          PIONEER MID CAP VALUE
                                             INCOME FUND/VA               SMALL CAP FUND(R)/VA               VCT PORTFOLIO
                                     ------------------------------  ------------------------------  ------------------------------
                                          2018            2017            2018            2017            2018            2017
                                     --------------  --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $       26,879  $        6,116  $      (23,201) $      (10,965) $       (4,939) $       (4,520)
   Net realized gain (loss)                 (11,424)         (7,475)        225,449          89,654          36,635          51,097
   Change in unrealized gain
     (loss)                                 (61,674)         39,478        (412,007)         83,810        (131,376)          9,345
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (46,219)         38,119        (209,759)        162,499         (99,680)         55,922
                                     --------------  --------------  --------------  --------------  --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     43,372          42,040         149,437         116,721          10,149          23,702
   Terminations and withdrawals            (130,131)        (72,687)       (168,577)       (214,624)        (76,066)        (27,200)
   Contract benefits                             --              --              --              --              --          (1,719)
   Contract charges                            (285)           (349)           (406)           (407)            (45)            (59)
   Net transfers between
     Sub-Accounts                           (19,383)            933         131,252         183,456         (19,353)        (51,171)
   Other transfers from (to) the
     General Account                         38,214          14,197          42,646          47,555             338             447
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (68,213)        (15,866)        154,352         132,701         (84,977)        (56,000)
                                     --------------  --------------  --------------  --------------  --------------  --------------
   Net increase (decrease) in net
     assets                                (114,432)         22,253         (55,407)        295,200        (184,657)            (78)

NET ASSETS:
   Beginning of year                        831,290         809,037       1,561,202       1,266,002         541,849         541,927
                                     --------------  --------------  --------------  --------------  --------------  --------------
   End of year                       $      716,858  $      831,290  $    1,505,795  $    1,561,202  $      357,192  $      541,849
                                     ==============  ==============  ==============  ==============  ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,

                                         PIONEER SELECT MID CAP
                                          GROWTH VCT PORTFOLIO
                                     ------------------------------
                                          2018            2017
                                     --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income (loss)      $      (14,588) $      (11,584)
   Net realized gain (loss)                 153,495          23,585
   Change in unrealized gain
     (loss)                                (209,481)        204,103
                                     --------------  --------------
   Net increase (decrease) in net
     assets from operations                 (70,574)        216,104
                                     --------------  --------------

FROM CONTRACT TRANSACTIONS:
   Net purchase payments                     37,982          39,346
   Terminations and withdrawals             (96,035)        (92,361)
   Contract benefits                             --          (1,875)
   Contract charges                            (234)           (250)
   Net transfers between
     Sub-Accounts                            18,212          38,545
   Other transfers from (to) the
     General Account                          6,389           5,792
                                     --------------  --------------
   Net increase (decrease) in net
     assets from Contract
     transactions                           (33,686)        (10,803)
                                     --------------  --------------
   Net increase (decrease) in net
     assets                                (104,260)        205,301

NET ASSETS:
   Beginning of year                        977,362         772,061
                                     --------------  --------------
   End of year                       $      873,102  $      977,362
                                     ==============  ==============

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION

Commonwealth Annuity Separate Account A (the "Separate Account"), which is a funding vehicle for the Commonwealth Annuity Advantage IV, Commonwealth Annuity Preferred Plus and Commonwealth Annuity Horizon annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on February 15, 2007, for the purpose of separating from the general assets of Commonwealth Annuity (the "General Account") those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited ("GAFG"), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund. Sixty-two Sub-Accounts are currently offered by the Separate Account, of which sixty-one had activity during the year. One Sub-Account had no Contract owner activity during the year and a zero balance at December 31, 2018. The Sub-Account is as follows:

SUB-ACCOUNT
Fidelity VIP Freedom 2010 Portfolio

Each Sub-Account invests exclusively in one of the funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUP
AB Variable Products Series Fund, Inc.
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Fidelity Variable Insurance Products Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS(R) Variable Insurance Trust
Oppenheimer Variable Account Funds
Pioneer Variable Contracts Trust

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION (CONTINUED)

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

UNDERLYING FUND                                                                 CLASS
---------------------------------------------------------------  -------------------------------------
AB VPS Intermediate Bond Portfolio                               Class B
AB VPS International Value Portfolio                             Class B
AB VPS Small Cap Growth Portfolio                                Class B
AB VPS Small/Mid Cap Value Portfolio                             Class B
Fidelity VIP Contrafund(R) Portfolio                             Service Class 2
Fidelity VIP Disciplined Small Cap Portfolio                     Service Class 2
Fidelity VIP Equity-Income Portfolio                             Service Class 2
Fidelity VIP Freedom 2005 Portfolio                              Service Class 2
Fidelity VIP Freedom 2010 Portfolio                              Service Class 2
Fidelity VIP Freedom 2015 Portfolio                              Service Class 2
Fidelity VIP Freedom 2020 Portfolio                              Service Class 2
Fidelity VIP Freedom 2025 Portfolio                              Service Class 2
Fidelity VIP Freedom 2030 Portfolio                              Service Class 2
Fidelity VIP Freedom 2035 Portfolio                              Service Class 2
Fidelity VIP Freedom 2040 Portfolio                              Service Class 2
Fidelity VIP Freedom 2045 Portfolio                              Service Class 2
Fidelity VIP Freedom 2050 Portfolio                              Service Class 2
Fidelity VIP Freedom Income Portfolio                            Service Class 2
Fidelity VIP Growth Opportunities Portfolio                      Service Class 2
Fidelity VIP Index 500 Portfolio                                 Service Class 2
Fidelity VIP Mid Cap Portfolio                                   Service Class 2
Fidelity VIP Overseas Portfolio                                  Service Class 2
Fidelity VIP Strategic Income Portfolio                          Service Class 2
FT VIP Franklin Income VIP Fund                                  Class 2
FT VIP Franklin Mutual Global Discovery VIP Fund                 Class 2
FT VIP Franklin Mutual Shares VIP Fund                           Class 2
FT VIP Franklin Small Cap Value VIP Fund                         Class 2
FT VIP Templeton Growth VIP Fund                                 Class 2
Goldman Sachs Balanced Strategy Portfolio                        Class A
Goldman Sachs Equity Growth Strategy Portfolio                   Class A
Goldman Sachs Growth and Income Strategy Portfolio               Class A
Goldman Sachs Growth Strategy Portfolio                          Class A
Goldman Sachs International Real Estate Securities Fund          Class A
Goldman Sachs Real Estate Securities Fund                        Class A
Goldman Sachs Technology Opportunities Fund                      Class A
Goldman Sachs VIT Core Fixed Income Fund                         Service Shares
Goldman Sachs VIT Equity Index Fund                              Service Shares
Goldman Sachs VIT Global Trends Allocation Fund                  Service Shares
Goldman Sachs VIT Government Money Market Fund                   Service Shares
Goldman Sachs VIT Growth Opportunities Fund                      Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund                Service Shares
Goldman Sachs VIT International Equity Insights Fund             Service Shares
Goldman Sachs VIT Large Cap Value Fund                           Service Shares
Goldman Sachs VIT Mid Cap Value Fund                             Service Shares
Goldman Sachs VIT Small Cap Equity Insights Fund                 Service Shares
Goldman Sachs VIT Strategic Growth Fund                          Service Shares
Goldman Sachs VIT U.S. Equity Insights Fund                      Service Shares
Invesco V.I. American Franchise Fund                             Series II Shares
Invesco V.I. Core Equity Fund                                    Series II Shares

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1 - ORGANIZATION (CONTINUED)

UNDERLYING FUND (CONTINUED)                                                     CLASS
---------------------------------------------------------------  -------------------------------------
Invesco V.I. Health Care Fund                                    Series II Shares
Invesco V.I. Mid Cap Core Equity Fund                            Series II Shares
Janus Henderson Enterprise Portfolio                             Service Shares
Janus Henderson Forty Portfolio                                  Service Shares
Janus Henderson Mid Cap Value Portfolio                          Service Shares
MFS(R) New Discovery Series                                      Service Class
MFS(R) Utilities Series                                          Service Class
Oppenheimer Conservative Balanced Fund/VA                        Service Shares
Oppenheimer Global Fund/VA                                       Service Shares
Oppenheimer Global Strategic Income Fund/VA                      Service Shares
Oppenheimer Main Street Small Cap Fund(R)/VA                     Service Shares
Pioneer Mid Cap Value VCT Portfolio                              Class II
Pioneer Select Mid Cap Growth VCT Portfolio                      Class I

In 2018 the following Sub-Accounts were renamed:

DATE                                       NEW NAME                                              OLD NAME
--------------------  ---------------------------------------------------  ------------------------------------------------------
April 23, 2018        Goldman Sachs VIT International Equity Insights      Goldman Sachs VIT Strategic International Equity Fund
                         Fund
April 30, 2018        Invesco V.I. Health Care Fund                        Invesco V.I. Global Health Care Fund

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Account is closed to new payment allocations and transfers:

CLOSED SUB-ACCOUNT
AB VPS Small Cap Growth Portfolio

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS

For the year ended December 31, 2018, Commonwealth Annuity evaluated subsequent events through March 29, 2019; the issuance date of the financial statements. No subsequent events required disclosure.

INVESTMENTS

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share ("NAV") of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Funds.

FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establish a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument's level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

                        Basis of Fair Value Measurement


        Level 1 Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

        Level 2 Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

        Level 3 Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

ANNUITIZED CONTRACTS

Net assets allocated to Contracts in the payout phase ("Payout Reserves") involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 2.5 percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

STATEMENTS OF CHANGES IN NET ASSETS

Contract owners may allocate their Contract values to variable investment options in the Separate Account and the Fixed Account. The Fixed Account is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments under the Contracts (excluding amounts allocated to the Fixed Account) reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Net transfers between Sub-Accounts are amounts that Contract owners have directed to be moved among variable Sub-Accounts. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

FEDERAL INCOME TAXES

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2018.

DIVERSIFICATION REQUIREMENT

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also assesses an administrative charge. Both of these charges are imposed during the accumulation phase and the annuity payout phase.

A Contract fee may be deducted during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. Subject to state availability, Commonwealth Annuity offers a number of optional benefit riders. A separate charge is made for each rider. Charges vary depending upon the optional benefits selected and by the underwriting classification of the annuitant. Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table. For more detailed information about fees and charges, refer to the product prospectuses. When Contract value has been allocated to more than one investment option, the Contract fee is deducted from the purchase payments and related earnings in the chronological order in which they were received. Contract fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account ("Unit Fair Value") or deducted from individual Contracts ("Individual Contract"). Current fees and

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

charges are summarized in the following table. For more detailed information about fees and charges, refer to the product prospectuses.

                                                                                                   COMMONWEALTH
                                                                   COMMONWEALTH                      ANNUITY
                                                                     ANNUITY                        PREFERRED
                                                   COMMONWEALTH    ADVANTAGE IV    COMMONWEALTH       PLUS        COMMONWEALTH
                                                      ANNUITY      WITH OPTIONAL     ANNUITY      WITH OPTIONAL     ANNUITY
                                                   ADVANTAGE IV      RIDER(S)     PREFERRED PLUS     RIDER(S)       HORIZON
                                                  --------------  --------------  --------------  -------------  -------------
Annual Contract Fee                               $           30  $           30  $           30  $          30  $          30

Separate Account Annual Expenses
   Mortality and Expense Risk                               1.15%           1.15%           1.35%          1.35%          0.60%
   Administrative Expenses                                  0.15%           0.15%           0.15%          0.15%          0.15%
                                                  --------------  --------------  --------------  -------------  -------------
Total Separate Account Annual Expense without
   optional riders                                          1.30%           1.30%           1.50%          1.50%          0.75%
                                                  ==============  ==============  ==============  =============  =============

Sub-Account Rider Charges:
   Optional Step-Up Death Benefit Charge                     N/A            0.20%            N/A           0.20%           N/A
   No Withdrawal Charge Rider                                N/A            0.35%            N/A            N/A            N/A

Contract Rider Charges:
   Guaranteed Lifetime Withdrawal Benefit
     ("GLWB") Rider:
     Maximum Charge:                                        1.00%           1.00%           1.00%          1.00%           N/A
     Current Charge:                                        0.50%           0.50%           0.50%          0.50%           N/A

   GLWB Plus for Two
     Maximum Charge:                                        1.50%           1.50%           1.50%          1.50%           N/A
     Current Charge:                                        0.75%           0.75%           0.75%          0.75%           N/A

                                             WHEN CHARGE IS DEDUCTED                          HOW DEDUCTED
                                     -----------------------------------------  ------------------------------------------
Annual Contract Fee                  Annually, and upon full surrender of the   Charged against individual Contracts
                                        Contract
Mortality and Expense Risk Charge    Daily                                      Deducted from Sub-Accounts as a reduction
                                                                                   in Unit Fair Value
Administrative Charge                Daily                                      Deducted from Sub-Accounts as a reduction
                                                                                   in Unit Fair Value
Sub-Account Rider Charges            Daily                                      Deducted from Sub-Accounts as a reduction
                                                                                   in Unit Fair Value
Contract Rider Charges               Monthly                                    Charged against individual Contracts

A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged may vary by the product, the age of the Contract owner, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract owner or annuitant are included in certain classes exempt from these charges. Total surrender charges assessed under a Contract will never exceed 8% of the total purchase payments (not including purchase payment bonuses) made under the Contract.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

The disclosures above include current fees and charges. There are certain other fees and charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

The Goldman Sachs Group, Inc. ("Goldman Sachs") owns approximately 21% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 79% of the outstanding ordinary shares.

Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is the investment advisor to the Goldman Sachs Trust ("GST") and Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT"). During the year ended December 31, 2018, management fees of the underlying GST and Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager of the GST funds and the Goldman Sachs VIT funds.

The GST and the Goldman Sachs VIT funds' advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.15% to 0.95% for the GST funds and 0.16% to 0.87% for the Goldman Sachs VIT funds of the fund's average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each fund was contracted to pay a fee equal to an annual rate of 0.25% for the GST funds and 0.25% for the Goldman Sachs VIT funds of the fund's average daily net assets. GSAM has the right to fully or partially waive these advisory and 12b-1 fees.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING

The changes in units outstanding were as follows:

                                                          2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                          NET                                             NET
                                           UNITS          UNITS         INCREASE          UNITS          UNITS          INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED      (DECREASE)        ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
AB VPS Intermediate Bond Portfolio            69,442       (224,640)       (155,198)        138,753        (179,873)       (41,120)
AB VPS International Value
   Portfolio                                  26,492        (62,841)        (36,349)        424,747        (213,749)       210,998
AB VPS Small Cap Growth Portfolio              1,157       (107,793)       (106,636)          1,224         (11,414)       (10,190)
AB VPS Small/Mid Cap Value
   Portfolio                                  55,184       (109,008)        (53,824)         71,409        (155,149)       (83,740)
Fidelity VIP Contrafund(R) Portfolio         264,071       (214,035)         50,036         244,440        (229,035)        15,405
Fidelity VIP Disciplined Small Cap
   Portfolio                                  41,764         (7,674)         34,090          20,387         (35,193)       (14,806)
Fidelity VIP Equity-Income
   Portfolio                                 125,993       (228,114)       (102,121)        347,235        (253,148)        94,087
Fidelity VIP Freedom 2005 Portfolio              671         (1,205)           (534)            860             (26)           834
Fidelity VIP Freedom 2015 Portfolio           32,319       (178,098)       (145,779)         18,465          (4,966)        13,499
Fidelity VIP Freedom 2020 Portfolio           12,883        (43,716)        (30,833)         20,178         (53,150)       (32,972)
Fidelity VIP Freedom 2025 Portfolio          122,950       (106,873)         16,077          67,211         (16,082)        51,129
Fidelity VIP Freedom 2030 Portfolio           55,251        (40,531)         14,720          15,037         (14,512)           525
Fidelity VIP Freedom 2035 Portfolio           68,105        (44,904)         23,201          52,863          (2,285)        50,578
Fidelity VIP Freedom 2040 Portfolio            6,294        (48,726)        (42,432)          8,278        (107,431)       (99,153)
Fidelity VIP Freedom 2045 Portfolio          130,358         (5,080)        125,278           8,486          (3,741)         4,745
Fidelity VIP Freedom 2050 Portfolio           14,062         (8,415)          5,647           9,731         (38,629)       (28,898)
Fidelity VIP Freedom Income
   Portfolio                                 118,890        (52,080)         66,810              85          (4,625)        (4,540)
Fidelity VIP Growth Opportunities
   Portfolio                                  44,673       (281,485)       (236,812)        159,298         (54,165)       105,133
Fidelity VIP Index 500 Portfolio             268,488       (122,825)        145,663         517,019        (246,608)       270,411
Fidelity VIP Mid Cap Portfolio               106,347       (152,756)        (46,409)         99,678         (81,551)        18,127
Fidelity VIP Overseas Portfolio              113,614        (51,812)         61,802          88,721          (2,605)        86,116
Fidelity VIP Strategic Income
   Portfolio                                 375,337       (213,634)        161,703         149,271        (167,203)       (17,932)
FT VIP Franklin Income VIP Fund              289,697       (472,950)       (183,253)        264,889        (295,572)       (30,683)
FT VIP Franklin Mutual Global
   Discovery VIP Fund                        262,732       (215,480)         47,252         319,189        (288,473)        30,716
FT VIP Franklin Mutual Shares VIP
   Fund                                      100,800        (74,010)         26,790          38,717         (56,421)       (17,704)
FT VIP Franklin Small Cap Value VIP
   Fund                                       85,424        (67,345)         18,079         155,961        (174,929)       (18,968)
FT VIP Templeton Growth VIP Fund               9,527        (53,763)        (44,236)         51,533          (8,775)        42,758

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                          NET                                             NET
                                           UNITS          UNITS         INCREASE          UNITS          UNITS          INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED      (DECREASE)        ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
Goldman Sachs Balanced Strategy
   Portfolio                                  49,206       (180,118)       (130,912)         57,740        (120,716)       (62,976)
Goldman Sachs Equity Growth Strategy
   Portfolio                                  20,326        (75,592)        (55,266)         19,766         (28,064)        (8,298)
Goldman Sachs Growth and Income
   Strategy Portfolio                         73,758       (130,306)        (56,548)         63,138         (41,519)        21,619
Goldman Sachs Growth Strategy
   Portfolio                                  82,416        (98,624)        (16,208)         92,034         (26,712)        65,322
Goldman Sachs International Real
   Estate Securities Fund                     16,162        (17,140)           (978)        135,548         (91,095)        44,453
Goldman Sachs Real Estate Securities
   Fund                                       54,391        (46,123)          8,268          58,315         (66,901)        (8,586)
Goldman Sachs Technology
   Opportunities Fund                         30,227        (74,188)        (43,961)        121,935         (62,864)        59,071
Goldman Sachs VIT Core Fixed Income
   Fund                                       73,230       (113,072)        (39,842)         47,421        (106,755)       (59,334)
Goldman Sachs VIT Equity Index Fund            7,453       (122,920)       (115,467)         31,127         (41,413)       (10,286)
Goldman Sachs VIT Global Trends
   Allocation Fund                                --           (555)           (555)          5,006         (12,805)        (7,799)
Goldman Sachs VIT Government Money
   Market Fund                               846,585     (1,049,550)       (202,965)      1,394,980      (3,803,760)    (2,408,780)
Goldman Sachs VIT Growth
   Opportunities Fund                         21,835        (64,764)        (42,929)         72,478         (77,366)        (4,888)
Goldman Sachs VIT High Quality
   Floating Rate Fund                        122,813       (138,106)        (15,293)         75,707        (165,513)       (89,806)
Goldman Sachs VIT International
   Equity Insights Fund (a)                   22,150        (64,061)        (41,911)         59,093         (15,594)        43,499
Goldman Sachs VIT Large Cap Value
   Fund                                       18,699        (45,642)        (26,943)         16,082          (8,850)         7,232
Goldman Sachs VIT Mid Cap Value Fund          20,127         (3,939)         16,188           3,884          (3,181)           703
Goldman Sachs VIT Small Cap Equity
   Insights Fund                              25,471        (18,420)          7,051          20,892         (11,829)         9,063
Goldman Sachs VIT Strategic Growth
   Fund                                       20,154        (44,862)        (24,708)         84,164         (53,046)        31,118
Goldman Sachs VIT U.S. Equity
   Insights Fund                               3,307        (24,792)        (21,485)          5,062         (15,258)       (10,196)
Invesco V.I. American Franchise Fund          31,032        (17,994)         13,038          59,763         (29,658)        30,105
Invesco V.I. Core Equity Fund                  6,584         (8,564)         (1,980)         11,240         (31,080)       (19,840)
Invesco V.I. Health Care Fund (a)             48,479       (159,484)       (111,005)         92,005         (91,054)           951
Invesco V.I. Mid Cap Core Equity
   Fund                                       19,155         (6,099)         13,056          47,980          (7,413)        40,567
Janus Henderson Enterprise Portfolio         102,865        (78,565)         24,300          81,012        (142,829)       (61,817)

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 4 - CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          2018                                           2017
                                      ---------------------------------------------  ---------------------------------------------
                                                                          NET                                             NET
                                           UNITS          UNITS         INCREASE          UNITS          UNITS          INCREASE
SUB-ACCOUNT                               ISSUED         REDEEMED      (DECREASE)        ISSUED         REDEEMED       (DECREASE)
------------------------------------  --------------  -------------  --------------  --------------  --------------  -------------
Janus Henderson Forty Portfolio               66,511       (127,094)        (60,583)        122,492        (179,505)       (57,013)
Janus Henderson Mid Cap Value
   Portfolio                                  68,341       (137,416)        (69,075)        158,513        (172,175)       (13,662)
MFS(R) New Discovery Series                   16,345        (76,997)        (60,652)         65,300         (27,637)        37,663
MFS(R) Utilities Series                       52,897        (57,479)         (4,582)         39,755         (45,860)        (6,105)
Oppenheimer Conservative Balanced
   Fund/VA                                    40,120       (100,858)        (60,738)         38,410         (20,559)        17,851
Oppenheimer Global Fund/VA                   111,290       (162,183)        (50,893)        264,536        (141,152)       123,384
Oppenheimer Global Strategic Income
   Fund/VA                                    62,250       (113,675)        (51,425)        145,179        (156,213)       (11,034)
Oppenheimer Main Street Small Cap
   Fund(R)/VA                                177,992       (104,638)         73,354         204,336        (133,929)        70,407
Pioneer Mid Cap Value VCT Portfolio           14,606        (71,686)        (57,080)         58,744         (96,460)       (37,716)
Pioneer Select Mid Cap Growth VCT
   Portfolio                                  52,556        (68,036)        (15,480)         63,521         (69,428)        (5,907)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2018 were as follows:

INVESTMENT PORTFOLIOS                                                PURCHASES            SALES
---------------------------------------------------------------  -----------------  -----------------
AB VPS Intermediate Bond Portfolio                               $         117,150  $         316,292
AB VPS International Value Portfolio                                        24,785             48,016
AB VPS Small Cap Growth Portfolio                                           27,637            271,048
AB VPS Small/Mid Cap Value Portfolio                                       169,467            215,087
Fidelity VIP Contrafund(R) Portfolio                                       859,026            481,022
Fidelity VIP Disciplined Small Cap Portfolio                               111,395             18,474
Fidelity VIP Equity-Income Portfolio                                       370,009            452,132
Fidelity VIP Freedom 2005 Portfolio                                          1,077              1,687
Fidelity VIP Freedom 2015 Portfolio                                         67,168            270,199
Fidelity VIP Freedom 2020 Portfolio                                         61,024             78,246
Fidelity VIP Freedom 2025 Portfolio                                        227,093            184,185
Fidelity VIP Freedom 2030 Portfolio                                        110,599             74,449
Fidelity VIP Freedom 2035 Portfolio                                        145,149             93,081
Fidelity VIP Freedom 2040 Portfolio                                         40,787            101,681
Fidelity VIP Freedom 2045 Portfolio                                        246,501             12,931
Fidelity VIP Freedom 2050 Portfolio                                         30,167             16,920
Fidelity VIP Freedom Income Portfolio                                      145,235             62,807
Fidelity VIP Growth Opportunities Portfolio                                223,429            854,445
Fidelity VIP Index 500 Portfolio                                           685,002            312,241
Fidelity VIP Mid Cap Portfolio                                             319,352            313,542
Fidelity VIP Overseas Portfolio                                            172,143             75,033
Fidelity VIP Strategic Income Portfolio                                    530,813            289,393
FT VIP Franklin Income VIP Fund                                            625,613            741,214
FT VIP Franklin Mutual Global Discovery VIP Fund                           454,142            338,186
FT VIP Franklin Mutual Shares VIP Fund                                     174,085            107,700
FT VIP Franklin Small Cap Value VIP Fund                                   346,797            132,765
FT VIP Templeton Growth VIP Fund                                            48,343             64,050
Goldman Sachs Balanced Strategy Portfolio                                   94,713            222,230
Goldman Sachs Equity Growth Strategy Portfolio                              34,885            108,211
Goldman Sachs Growth and Income Strategy Portfolio                         112,546            174,413
Goldman Sachs Growth Strategy Portfolio                                    134,322            137,424
Goldman Sachs International Real Estate Securities Fund                     15,007             14,904
Goldman Sachs Real Estate Securities Fund                                  122,278             62,596
Goldman Sachs Technology Opportunities Fund                                347,288            234,293
Goldman Sachs VIT Core Fixed Income Fund                                   117,546            150,427
Goldman Sachs VIT Equity Index Fund                                         39,923            243,635
Goldman Sachs VIT Global Trends Allocation Fund                                900              1,282
Goldman Sachs VIT Government Money Market Fund                             798,150            981,004
Goldman Sachs VIT Growth Opportunities Fund                                193,650            137,958
Goldman Sachs VIT High Quality Floating Rate Fund                          148,916            164,185
Goldman Sachs VIT International Equity Insights Fund (a)                    64,162             60,312
Goldman Sachs VIT Large Cap Value Fund                                      33,873             66,297

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

INVESTMENT PORTFOLIOS                                                PURCHASES            SALES
---------------------------------------------------------------  -----------------  -----------------
Goldman Sachs VIT Mid Cap Value Fund                             $          58,227  $           9,213
Goldman Sachs VIT Small Cap Equity Insights Fund                            82,653             37,908
Goldman Sachs VIT Strategic Growth Fund                                    185,369             96,949
Goldman Sachs VIT U.S. Equity Insights Fund                                 31,709             49,332
Invesco V.I. American Franchise Fund                                        67,336             36,390
Invesco V.I. Core Equity Fund                                               28,371             16,962
Invesco V.I. Health Care Fund (a)                                          222,610            341,373
Invesco V.I. Mid Cap Core Equity Fund                                       38,831              8,527
Janus Henderson Enterprise Portfolio                                       308,652            211,841
Janus Henderson Forty Portfolio                                            321,117            313,667
Janus Henderson Mid Cap Value Portfolio                                    249,191            256,350
MFS(R) New Discovery Series                                                108,507            184,519
MFS(R) Utilities Series                                                     96,702            104,703
Oppenheimer Conservative Balanced Fund/VA                                   76,596            122,039
Oppenheimer Global Fund/VA                                                 291,093            289,265
Oppenheimer Global Strategic Income Fund/VA                                112,019            153,354
Oppenheimer Main Street Small Cap Fund(R)/VA                               566,327            223,951
Pioneer Mid Cap Value VCT Portfolio                                         67,687            114,093
Pioneer Select Mid Cap Growth VCT Portfolio                                236,827            156,066

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS

The Separate Account has a number of products, which have unique combinations of features and fees that are charged against the Contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum Contract charges offered by the Separate Account as Contract owners may not have selected all available and applicable Contract options as discussed in Note 3.

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
AB VPS INTERMEDIATE BOND PORTFOLIO
2018                    740,727        1.32       1.21    1,000,940        1.01         0.75         1.70       (2.22)       (1.63)
2017                    895,925        1.35       1.23    1,242,325        3.01         0.75         1.70        1.50         2.50
2016                    937,045        1.33       1.20    1,277,193        3.00         0.75         1.70        2.31         3.45
2015                    653,068        1.30       1.16      863,631        3.13         0.75         1.70       (1.88)       (0.93)
2014                    498,778        1.32       1.36      674,335        3.22         1.30         1.70        4.41         4.84
AB VPS INTERNATIONAL VALUE PORTFOLIO
2018                    505,099        0.56       1.02      294,944        1.08         0.75         1.65      (24.32)      (23.88)
2017                    541,448        0.74       1.34      412,801        2.70         0.75         1.65       23.33        24.07
2016                    330,450        0.60       1.08      202,153        1.12         0.75         1.65       (3.23)       (0.92)
2015                    325,008        0.62       0.63      203,237        2.17         1.30         1.65        0.71         1.07
2014                    248,223        0.61       0.63      153,566        3.32         1.30         1.65       (8.00)       (7.67)
AB VPS SMALL CAP GROWTH PORTFOLIO
2018                    140,710        2.10       2.20      304,189         N/A         1.30         1.70       (2.78)       (2.22)
2017                    247,346        2.16       2.25      548,290         N/A         1.30         1.70       31.71        31.58
2016                    257,536        1.64       1.71      433,036         N/A         1.30         1.70        4.46         4.91
2015                    293,150        1.57       1.63      471,084         N/A         1.30         1.70       (3.21)       (2.81)
2014                    324,846        1.63       1.67      537,969         N/A         1.30         1.70       (3.74)       (3.35)
AB VPS SMALL/MID CAP VALUE PORTFOLIO
2018                    323,588        1.66       1.82      549,379        0.23         0.75         1.65      (17.00)      (16.13)
2017                    377,412        2.00       2.17      767,756        0.24         0.75         1.65       11.11        12.44
2016                    461,152        1.80       1.93      844,461        0.36         0.75         1.65       23.29        23.72
2015                    431,272        1.46       1.51      641,775        0.56         1.30         1.65       (7.25)       (6.92)
2014                    545,787        1.58       1.62      873,512        0.52         1.30         1.65        7.15         7.53

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
2018                  1,587,685        1.90       2.07    3,103,555        0.45         0.75         1.70       (8.21)       (7.59)
2017                  1,537,649        2.07       2.24    3,262,502        0.78         0.75         1.70       19.65        21.08
2016                  1,522,244        1.73       1.85    2,694,135        0.67         0.75         1.70        5.49         6.94
2015                  1,343,211        1.64       1.73    2,236,816        0.86         0.75         1.70       (1.29)       (0.15)
2014                  1,152,737        1.66       1.74    1,938,638        0.84         0.75         1.70        9.76        10.91
FIDELITY VIP DISCIPLINED SMALL CAP PORTFOLIO
2018                    142,600        1.79       1.93      261,173        0.71         0.75         1.65      (14.76)      (14.22)
2017                    108,510        2.10       2.25      233,078        0.52         0.75         1.65        5.00         6.13
2016                    123,316        2.00       2.12      251,482        0.50         0.75         1.65       20.48        21.14
2015                    107,473        1.66       1.70      181,551        0.39         1.30         1.65       (3.79)       (3.45)
2014                     90,233        1.73       1.80      158,186        0.11         0.75         1.65        3.19         4.00
FIDELITY VIP EQUITY-INCOME PORTFOLIO
2018                    971,117        1.73       1.88    1,720,296        2.04         0.75         1.65       (9.90)       (9.18)
2017                  1,073,238        1.92       2.07    2,104,898        1.57         0.75         1.65       10.98        11.89
2016                    979,151        1.73       1.85    1,727,735        2.63         0.75         1.65       15.33        17.09
2015                    751,332        1.50       1.58    1,142,460        2.82         0.75         1.65       (5.82)       (4.96)
2014                    759,778        1.59       1.66    1,224,164        2.37         0.75         1.65        6.69         7.67
FIDELITY VIP FREEDOM 2005 PORTFOLIO
2018                      2,406        1.31       1.38        3,314        1.20         0.75         1.30       (5.07)       (3.50)
2017                      2,940        1.38       1.43        4,150        1.37         0.75         1.30        9.52         9.16
2016                      2,106        1.26       1.31        2,703        1.42         0.75         1.30        3.28         3.97
2015                      1,318        1.22       1.26        1,624        2.04         0.75         1.30       (1.78)       (1.23)
2014                        678        1.24       1.24          840        1.47         1.30         1.30        2.69         2.69
FIDELITY VIP FREEDOM 2015 PORTFOLIO
2018                    132,170        1.42       1.52      189,435        1.07         0.75         1.50       (6.58)       (5.59)
2017                    277,949        1.52       1.61      424,899        1.33         0.75         1.50       12.59        13.38
2016                    264,450        1.35       1.42      357,074        1.45         0.75         1.50        3.85         5.19
2015                    225,928        1.30       1.35      292,781        1.21         0.75         1.50       (2.00)       (1.26)
2014                    330,820        1.32       1.37      437,422        1.44         0.75         1.50        2.89         3.67

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
FIDELITY VIP FREEDOM 2020 PORTFOLIO
2018                    562,339        1.45       1.57      848,269        1.28         0.75         1.65       (7.64)       (6.55)
2017                    593,172        1.57       1.68      962,826        1.29         0.75         1.65       14.60        15.07
2016                    626,144        1.37       1.46      883,825        1.24         0.75         1.65        3.79         5.04
2015                    633,481        1.32       1.39      856,651        1.61         0.75         1.65       (2.10)       (1.21)
2014                    623,931        1.35       1.40      858,065        1.47         0.75         1.65        2.87         3.81
FIDELITY VIP FREEDOM 2025 PORTFOLIO
2018                    373,785        1.55       1.65      586,744        1.25         0.75         1.50       (7.74)       (7.30)
2017                    357,708        1.68       1.78      607,815        1.30         0.75         1.50       15.86        16.34
2016                    306,579        1.45       1.53      448,742        1.44         0.75         1.50        4.32         5.52
2015                    260,843        1.39       1.45      364,626        1.60         0.75         1.50       (2.00)       (1.25)
2014                    274,283        1.41       1.47      390,937        1.58         0.75         1.65        3.12         4.07
FIDELITY VIP FREEDOM 2030 PORTFOLIO
2018                    238,552        1.59       1.70      382,405        1.13         0.75         1.50       (9.66)       (8.60)
2017                    223,832        1.76       1.86      395,431        1.15         0.75         1.50       18.92        20.00
2016                    223,307        1.48       1.55      331,467        1.11         0.75         1.50        4.96         5.44
2015                    276,835        1.41       1.47      391,583        1.50         0.75         1.50       (2.02)       (1.28)
2014                    258,288        1.44       1.49      372,588        1.41         0.75         1.50        3.17         3.96
FIDELITY VIP FREEDOM 2035 PORTFOLIO
2018                    411,622        1.61       1.75      680,996        0.96         0.75         1.70      (11.05)      (10.26)
2017                    388,421        1.81       1.95      720,131        1.09         0.75         1.70       20.67        21.88
2016                    337,843        1.50       1.60      516,240        1.20         0.75         1.70        4.90         5.96
2015                    331,696        1.43       1.51      481,870        1.46         0.75         1.70       (2.20)       (1.26)
2014                    304,570        1.47       1.53      451,363        1.46         0.75         1.65        2.92         3.87
FIDELITY VIP FREEDOM 2040 PORTFOLIO
2018                    569,280        1.62       1.75      950,561        0.89         0.75         1.65      (11.48)      (11.17)
2017                    611,712        1.83       1.97    1,151,794        0.90         0.75         1.65       21.19        22.36
2016                    710,865        1.51       1.61    1,099,249        1.16         0.75         1.65        4.86         5.92
2015                    707,171        1.44       1.52    1,040,360        1.67         0.75         1.65       (2.13)       (1.27)
2014                    426,553        1.48       1.50      638,592        1.80         1.30         1.65        2.97         3.34

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
FIDELITY VIP FREEDOM 2045 PORTFOLIO
2018                    172,123        1.65       1.77      285,992        1.24         0.75         1.50      (11.76)      (10.61)
2017                     46,845        1.87       1.98       88,809        1.00         0.75         1.50       21.43        22.22
2016                     42,100        1.54       1.62       65,539        1.20         0.75         1.50        4.76         5.88
2015                     33,169        1.47       1.53       48,914        1.52         0.75         1.50       (2.03)       (1.29)
2014                     31,448        1.50       1.55       47,308        1.26         0.75         1.50        3.11         3.89
FIDELITY VIP FREEDOM 2050 PORTFOLIO
2018                     66,676        1.64       1.77      111,647        0.97         0.75         1.65      (11.35)      (10.61)
2017                     61,029        1.85       1.98      115,327        0.88         0.75         1.65       20.92        22.22
2016                     89,927        1.53       1.62      140,140        1.28         0.75         1.65        4.79         5.88
2015                     87,411        1.46       1.53      129,611        1.48         0.75         1.65       (2.22)       (1.33)
2014                     83,021        1.49       1.51      125,462        1.51         1.30         1.65        2.99         3.36
FIDELITY VIP FREEDOM INCOME PORTFOLIO
2018                     86,799        1.17       1.38      105,607        2.29         0.75         1.50       (4.10)       (2.82)
2017                     19,989        1.24       1.42       28,481        1.20         0.75         1.30        6.90         7.58
2016                     24,529        1.16       1.32       31,952        1.23         0.75         1.30        3.57         3.13
2015                     25,888        1.12       1.28       32,664        0.80         0.75         1.30       (1.86)       (1.32)
2014                     98,696        1.13       1.13      111,988        1.28         1.50         1.50        1.99         1.99
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2018                    327,006        2.88       3.13      966,174        0.11         0.75         1.70       10.34        11.39
2017                    563,818        2.61       2.81    1,502,663        0.10         0.75         1.70       31.82        33.18
2016                    458,685        1.98       2.04      924,772        0.05         1.30         1.70       (1.98)       (0.97)
2015                    463,968        2.02       2.06      948,727        0.00         1.30         1.70        3.55         3.97
2014                    435,333        1.95       1.98      857,306        0.01         1.30         1.70       10.04        10.49
FIDELITY VIP INDEX 500 PORTFOLIO
2018                  1,589,796        2.12       2.31    3,452,578        1.65         0.75         1.70       (6.61)       (5.33)
2017                  1,444,133        2.27       2.44    3,337,194        1.71         0.75         1.70       19.47        20.20
2016                  1,173,722        1.90       2.03    2,265,791        1.61         0.75         1.70        9.83        10.93
2015                    857,889        1.72       1.83    1,508,220        2.02         0.75         1.65       (0.59)        0.33
2014                    564,500        1.73       1.82      994,872        1.98         0.75         1.65       11.42        12.57

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
FIDELITY VIP MID CAP PORTFOLIO
2018                    592,791        1.66       2.37    1,010,652        0.41         0.75         1.70      (16.16)      (15.36)
2017                    639,200        1.98       2.80    1,296,001        0.50         0.75         1.70       18.56        19.66
2016                    621,073        1.67       2.34    1,059,781        0.37         0.75         1.70        9.87        10.90
2015                    522,196        1.52       1.55      807,077        0.24         1.30         1.70       (3.30)       (2.91)
2014                    531,238        1.57       1.60      846,177        0.02         1.30         1.70        4.23         4.65
FIDELITY VIP OVERSEAS PORTFOLIO
2018                    212,068        1.26       1.37      272,112        1.48         0.75         1.65      (16.56)      (15.43)
2017                    150,266        1.51       1.62      230,420        1.66         0.75         1.65       27.97        28.57
2016                     64,150        1.18       1.21       76,871        0.87         1.30         1.65       (7.09)       (6.20)
2015                    104,110        1.27       1.29      133,759        2.94         1.30         1.65        1.59         1.95
2014                     27,676        1.25       1.27       34,927        0.64         1.30         1.65       (9.81)       (9.49)
FIDELITY VIP STRATEGIC INCOME PORTFOLIO
2018                  1,248,654        1.20       1.50    1,562,300        4.02         0.75         1.65       (4.76)       (3.85)
2017                  1,086,951        1.26       1.56    1,421,463        2.98         0.75         1.65        5.88         6.85
2016                  1,104,883        1.19       1.46    1,359,985        3.66         0.75         1.65        6.25         7.35
2015                    933,575        1.12       1.36    1,081,949        2.55         0.75         1.65       (3.55)       (2.67)
2014                    942,546        1.16       1.40    1,123,144        2.75         0.75         1.65        1.67         2.60
FT VIP FRANKLIN INCOME VIP FUND
2018                  2,817,899        1.37       1.53    3,948,763        4.91         0.75         1.65       (5.52)       (4.97)
2017                  3,001,152        1.45       1.61    4,455,945        4.10         0.75         1.65        7.41         8.78
2016                  3,031,835        1.35       1.48    4,162,940        4.91         0.75         1.65       12.50        12.98
2015                  2,849,270        1.20       1.24    3,480,635        4.61         1.30         1.65       (8.59)       (8.26)
2014                  2,953,004        1.31       1.35    3,938,248        4.88         1.30         1.65        2.89         3.26
FT VIP FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND
2018                  1,299,899        1.29       1.54    1,742,244        2.42         0.75         1.70      (12.84)      (12.00)
2017                  1,252,647        1.48       1.75    1,916,644        1.72         0.75         1.70        7.25         8.02
2016                  1,221,931        1.38       1.62    1,742,855        1.65         0.75         1.70        9.52        10.96
2015                  1,011,961        1.26       1.46    1,305,453        2.86         0.75         1.70       (5.29)       (4.18)
2014                    939,944        1.33       1.52    1,276,719        2.20         0.75         1.70        3.91         4.99

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
FT VIP FRANKLIN MUTUAL SHARES VIP FUND
2018                    372,570        1.22       1.28      468,998        2.75         1.30         1.70      (10.29)       (9.86)
2017                    345,780        1.36       1.42      486,462        2.21         1.30         1.70        6.25         6.77
2016                    363,484        1.28       1.33      478,520        2.22         1.30         1.70       14.29        14.66
2015                    245,590        1.12       1.16      281,803        3.19         1.30         1.70       (6.55)       (6.17)
2014                    218,320        1.20       1.24      267,167        2.06         1.30         1.70        5.30         5.73
FT VIP FRANKLIN SMALL CAP VALUE VIP FUND
2018                    684,044        1.56       2.60    1,098,787        0.87         0.75         1.70      (14.29)      (13.62)
2017                    665,965        1.82       3.01    1,244,507        0.52         0.75         1.70        8.98         9.85
2016                    684,933        1.67       2.74    1,174,482        0.75         0.75         1.70       27.48        29.25
2015                    539,159        1.31       2.12      720,648        0.64         0.75         1.70       (8.96)       (8.09)
2014                    530,264        1.45       2.31      776,464        0.62         0.75         1.65       (1.09)       (0.20)
FT VIP TEMPLETON GROWTH VIP FUND
2018                    242,113        1.00       1.46      249,879        2.03         0.75         1.65      (15.97)      (15.61)
2017                    286,349        1.19       1.24      349,663        1.71         1.30         1.65       15.53        16.98
2016                    243,591        1.03       1.06      254,791        2.02         1.30         1.65        8.42         8.16
2015                    242,077        0.95       0.98      234,280        2.77         1.30         1.65       (8.03)       (7.70)
2014                    287,277        1.03       1.46      301,721        1.55         0.75         1.65       (4.42)       (3.55)
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
2018                    801,026        1.12       1.17      926,044        1.98         1.30         1.70       (8.20)       (7.87)
2017                    931,938        1.22       1.27    1,169,789        2.31         1.30         1.70        8.93         9.48
2016                    994,914        1.12       1.16    1,138,648        1.07         1.30         1.70        3.70         3.57
2015                  1,037,684        1.08       1.12    1,146,627        4.97         1.30         1.70       (2.58)       (2.18)
2014                  1,032,858        1.11       1.40    1,178,410        3.03         0.75         1.70        0.66         1.63
GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO
2018                    249,597        1.15       1.20      296,870        2.12         1.30         1.65      (12.88)      (12.41)
2017                    304,863        1.32       1.37      415,388        2.07         1.30         1.65       23.36        24.55
2016                    313,161        1.07       1.10      343,527        1.38         1.30         1.65        4.90         4.76
2015                    243,158        1.02       1.05      253,807        0.92         1.30         1.65       (0.84)       (0.49)
2014                    366,950        1.03       1.05      385,473        1.81         1.30         1.65        1.31         1.67

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
2018                    835,541        1.11       1.66      963,950        2.32         0.75         1.65      (10.48)       (9.78)
2017                    892,089        1.24       1.84    1,145,591        2.48         0.75         1.65       14.81        15.72
2016                    870,470        1.08       1.59      974,048        0.97         0.75         1.65        3.85         4.61
2015                    875,679        1.04       1.52      937,002        3.17         0.75         1.65       (2.19)       (1.29)
2014                  1,275,780        1.06       1.54    1,384,413        2.60         0.75         1.65        0.53         1.45
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
2018                    895,328        1.08       1.83    1,024,640        2.29         0.75         1.65      (12.90)      (12.02)
2017                    911,536        1.24       2.08    1,179,805        2.61         0.75         1.65       19.23        20.23
2016                    846,214        1.04       1.73      911,948        0.98         0.75         1.65        4.00         5.49
2015                    786,463        1.00       1.03      803,646        1.47         1.30         1.65       (1.43)       (1.08)
2014                    867,834        1.01       1.04      896,163        1.81         1.30         1.65        0.67         1.03
GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
2018                    155,340        0.74       0.77      117,460        1.86         1.30         1.65       (8.64)       (8.33)
2017                    156,318        0.81       0.84      129,154        4.60         1.30         1.65       15.71        16.67
2016                    111,865        0.71       0.72       79,682        4.07         1.30         1.50       (2.74)       (2.70)
2015                    113,727        0.73       0.74       83,715        2.24         1.30         1.50       (3.72)       (3.52)
2014                    135,078        0.76       1.35      103,214        2.61         0.75         1.50       (0.47)        0.29
GOLDMAN SACHS REAL ESTATE SECURITIES FUND
2018                    248,997        1.27       1.81      327,486        2.46         0.75         1.65       (7.30)       (6.22)
2017                    240,729        1.37       1.93      338,390        1.57         0.75         1.65        0.74         1.05
2016                    249,315        1.36       1.91      347,367        2.01         0.75         1.65        3.82         4.95
2015                    221,766        1.31       1.82      297,277        1.63         0.75         1.65        1.44         2.31
2014                    156,315        1.30       1.78      206,262        1.55         0.75         1.65       27.50        28.58
GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND
2018                    464,015        2.59       2.60    1,231,176         N/A         0.75         1.65        0.39         1.17
2017                    507,976        2.58       2.57    1,338,041         N/A         0.75         1.65       35.79        37.43
2016                    448,905        1.90       1.87      870,281         N/A         0.75         1.65        4.40         5.06
2015                    407,021        1.82       1.78      754,580         N/A         0.75         1.65        5.89         6.84
2014                    545,265        1.72       1.66      953,173         N/A         0.75         1.65        8.22         9.21

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
GOLDMAN SACHS VIT CORE FIXED INCOME FUND
2018                    591,766        1.20       1.34      731,301        3.39         0.75         1.70       (2.44)       (1.47)
2017                    631,608        1.23       1.36      798,673        2.59         0.75         1.70        0.82         2.26
2016                    690,942        1.22       1.33      860,466        1.96         0.75         1.70        0.83         2.31
2015                    845,694        1.21       1.30    1,040,852        2.42         0.75         1.70       (1.44)       (0.47)
2014                    849,488        1.22       1.31    1,057,873        2.72         0.75         1.70        3.82         4.83
GOLDMAN SACHS VIT EQUITY INDEX FUND
2018                    181,864        1.72       2.91      320,079        1.03         0.75         1.65       (6.52)       (5.52)
2017                    297,331        1.84       3.08      558,042        1.60         0.75         1.65       19.48        20.31
2016                    307,617        1.54       2.56      482,896        2.57         0.75         1.65        9.22        10.82
2015                    229,317        1.41       2.31      327,361        1.77         0.75         1.65       (0.72)        0.11
2014                    228,312        1.42       2.31      328,424        2.02         0.75         1.65       11.35        12.40
GOLDMAN SACHS VIT GLOBAL TRENDS ALLOCATION FUND
2018                     32,358        1.19       1.26       39,355        0.65         0.75         1.65       (5.56)       (5.26)
2017                     32,913        1.26       1.33       42,400        0.27         0.75         1.65       10.53        12.71
2016                     40,712        1.14       1.18       46,977        0.37         0.75         1.65        2.70         3.51
2015                     20,579        1.11       1.12       23,056        0.09         1.30         1.65       (7.37)       (7.04)
2014                     15,885        1.19       1.21       19,146        0.03         1.30         1.65        2.25         2.61
GOLDMAN SACHS VIT GOVERNMENT MONEY MARKET FUND
2018                  4,279,517        0.87       0.95    3,837,142        1.46         0.75         1.70       (1.14)        1.06
2017                  4,482,482        0.88       0.94    4,019,996        0.48         0.75         1.70       (1.12)       (1.05)
2016                  6,891,262        0.89       0.95    6,237,872        0.04         0.75         1.70       (1.11)        0.00
2015                 10,196,771        0.90       0.95    9,384,899        0.01         0.75         1.70       (1.70)       (0.75)
2014                  9,780,551        0.93       0.96    9,135,965        0.01         0.75         1.50       (1.50)       (0.75)
GOLDMAN SACHS VIT GROWTH OPPORTUNITIES FUND
2018                    119,665        1.86       2.05      228,759         N/A         0.75         1.70       (6.06)       (4.65)
2017                    162,594        1.98       2.15      329,631         N/A         0.75         1.70       24.53        25.73
2016                    167,482        1.59       1.71      271,996         N/A         0.75         1.70        0.00         0.59
2015                    199,612        1.59       1.70      325,022         N/A         0.75         1.70       (6.82)       (5.91)
2014                    221,158        1.71       1.81      385,416         N/A         0.75         1.70        9.21        10.26

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND
2018                    457,803        1.12       1.18      529,406        1.87         1.30         1.70       (0.88)        0.85
2017                    473,096        1.13       1.17      546,694        1.23         1.30         1.70        0.00         0.00
2016                    562,902        1.13       1.17      651,102        0.90         1.30         1.70       (0.88)       (0.85)
2015                    844,686        1.14       1.13      983,203        0.44         0.75         1.70       (2.11)       (1.18)
2014                    807,945        1.16       1.14      958,931        0.31         0.75         1.70       (1.79)       (0.85)
GOLDMAN SACHS VIT INTERNATIONAL EQUITY INSIGHTS FUND (A)
2018                    253,097        0.80       1.46      207,159        1.38         0.75         1.50      (18.37)      (17.51)
2017                    295,008        0.98       1.77      293,111        1.90         0.75         1.50       24.05        25.53
2016                    251,509        0.79       1.41      201,395        2.02         0.75         1.50       (3.66)       (3.42)
2015                    136,701        0.82       1.46      115,823        1.44         0.75         1.50       (0.74)        0.01
2014                    131,628        0.83       1.46      112,292        2.80         0.75         1.50       (9.09)       (8.39)
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
2018                     89,496        1.23       1.28      114,642        0.88         1.30         1.65      (10.22)      (10.49)
2017                    116,439        1.37       1.43      165,174        1.52         1.30         1.65        7.87         8.33
2016                    109,207        1.27       1.32      143,421        2.02         1.30         1.65        9.48        10.00
2015                    112,722        1.16       1.20      135,170        1.09         1.30         1.65       (6.16)       (5.83)
2014                    122,607        1.26       1.27      156,113        1.19         1.30         1.50       10.92        11.15
GOLDMAN SACHS VIT MID CAP VALUE FUND
2018                     87,365        1.61       1.66      142,029        0.63         1.30         1.65      (12.02)      (11.70)
2017                     71,177        1.83       1.88      131,670        0.50         1.30         1.65        8.93         9.30
2016                     70,474        1.68       1.72      119,322        1.03         1.30         1.65       11.26        11.69
2015                    115,966        1.51       1.54      176,724        0.17         1.30         1.65      (11.02)      (10.70)
2014                     21,969        1.69       1.72       37,665        0.89         1.30         1.65       11.42        11.81
GOLDMAN SACHS VIT SMALL CAP EQUITY INSIGHTS FUND
2018                    120,860        1.68       2.95      210,271        0.22         0.75         1.65      (10.64)       (9.51)
2017                    113,809        1.88       3.26      220,371        0.32         0.75         1.65        9.94        10.14
2016                    104,746        1.71       2.96      184,532        1.04         0.75         1.65       20.42        22.31
2015                     69,161        1.42       1.46      100,413        0.03         1.30         1.65       (4.11)       (3.77)
2014                     73,071        1.48       1.52      110,074        0.38         1.30         1.65        4.93         5.30

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
GOLDMAN SACHS VIT STRATEGIC GROWTH FUND
2018                    145,998        1.89       2.88      283,797         N/A         0.75         1.65       (3.08)       (2.04)
2017                    170,706        1.95       2.94      341,095        0.26         0.75         1.65       28.29        29.52
2016                    139,588        1.52       2.27      217,478        0.39         0.75         1.65        0.00         0.89
2015                    145,696        1.52       2.25      226,440        0.11         0.75         1.65        1.44         2.41
2014                    135,590        1.50       2.20      207,241        0.11         0.75         1.65       11.51        12.44
GOLDMAN SACHS VIT U.S. EQUITY INSIGHTS FUND
2018                     86,932        1.66       2.36      148,637        0.80         0.75         1.65       (7.78)       (7.09)
2017                    108,417        1.80       2.54      200,341        1.14         0.75         1.65       21.62        22.71
2016                    118,613        1.48       2.07      180,133        1.13         0.75         1.65        8.82         9.52
2015                    130,366        1.36       1.89      181,228        0.48         0.75         1.65       (2.05)       (1.16)
2014                    332,608        1.39       1.91      470,436        1.25         0.75         1.65       14.26        15.31
INVESCO V.I. AMERICAN FRANCHISE FUND
2018                     70,081        1.60       2.25      115,391         N/A         0.75         1.65       (5.33)       (4.66)
2017                     57,043        1.71       2.36       98,093         N/A         0.75         1.50       24.82        26.20
2016                     26,938        1.37       1.87       37,208         N/A         0.75         1.50        0.74         1.08
2015                     17,048        1.36       1.85       23,503         N/A         0.75         1.50        3.18         3.73
2014                     10,628        1.34       1.79       14,280         N/A         0.75         1.30        6.77         7.25
INVESCO V.I. CORE EQUITY FUND
2018                    183,254        1.36       1.62      258,981         N/A         0.75         1.65      (11.11)      (10.50)
2017                    185,234        1.53       1.81      293,736        0.81         0.75         1.65       10.87        12.42
2016                    205,074        1.38       1.61      291,648        0.57         0.75         1.65        7.81         8.78
2015                    231,289        1.28       1.48      302,416        0.88         0.75         1.65       (7.56)       (6.71)
2014                    259,856        1.38       1.58      365,955        0.71         0.75         1.65        6.07         7.04
INVESCO V.I. HEALTH CARE FUND (A)
2018                    418,232        1.95       2.14      835,983         N/A         0.75         1.70       (1.52)        0.00
2017                    529,237        1.98       2.14    1,066,698        0.09         0.75         1.70       13.79        14.44
2016                    528,286        1.74       1.87      935,068         N/A         0.75         1.70      (13.00)      (11.79)
2015                    578,635        2.00       2.12    1,175,865         N/A         0.75         1.70        1.14         2.23
2014                    610,823        1.99       2.07    1,225,451         N/A         0.75         1.65       17.41        18.49

--------
(a)  Name change. See Note 1.

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
INVESCO V.I. MID CAP CORE EQUITY FUND
2018                    102,670        1.02       1.06      105,831        0.12         0.75         1.50      (13.56)      (12.40)
2017                     89,614        1.18       1.19      105,863        0.39         1.30         1.50       13.46        13.33
2016                     49,047        1.04       1.05       51,314         N/A         1.30         1.50       10.64        11.70
2015                      5,970        0.94       0.94        5,602        0.06         1.30         1.30       (5.53)       (5.53)
2014                        997        0.99       0.99          990         N/A         1.30         1.30       (0.67)       (0.67)
JANUS HENDERSON ENTERPRISE PORTFOLIO
2018                    412,240        2.27       2.73      964,862        0.10         0.75         1.65       (2.58)       (1.09)
2017                    387,940        2.33       2.76      926,023        0.15         0.75         1.65       25.27        26.03
2016                    449,757        1.86       2.19      855,821        0.03         0.75         1.65       10.06        11.73
2015                    363,834        1.69       1.74      625,913        0.54         1.30         1.65        2.06         2.42
2014                    230,123        1.66       1.70      387,077        0.03         1.30         1.65       10.39        10.78
JANUS HENDERSON FORTY PORTFOLIO
2018                    459,618        2.08       2.38      990,987         N/A         0.75         1.70        0.00         0.85
2017                    520,201        2.08       2.36    1,116,084         N/A         0.75         1.70       27.61        28.96
2016                    577,214        1.63       1.83      965,976         N/A         0.75         1.70        0.00         1.10
2015                    504,105        1.63       1.81      839,696         N/A         0.75         1.70       10.03        11.10
2014                    372,236        1.48       1.63      562,441        0.03         0.75         1.70        6.62         7.66
JANUS HENDERSON MID CAP VALUE PORTFOLIO
2018                    700,880        1.50       2.12    1,088,067        0.88         0.75         1.70      (15.25)      (14.52)
2017                    769,955        1.77       2.48    1,405,010        0.64         0.75         1.70       11.32        12.73
2016                    783,617        1.59       2.20    1,276,520        0.90         0.75         1.70       16.91        17.65
2015                    724,664        1.36       1.87    1,007,902        1.05         0.75         1.70       (5.33)       (4.41)
2014                    654,678        1.44       1.95      959,496        1.28         0.75         1.70        6.60         7.62
MFS(R) NEW DISCOVERY SERIES
2018                    198,059        1.98       3.06      402,648         N/A         0.75         1.65       (2.94)       (2.24)
2017                    258,711        2.04       3.13      540,242         N/A         0.75         1.65       24.39        25.20
2016                    221,048        1.64       2.50      370,977         N/A         0.75         1.65        6.49         8.23
2015                    151,764        1.54       2.31      237,717         N/A         0.75         1.65       (3.76)       (2.88)
2014                    148,761        1.60       2.38      241,383         N/A         0.75         1.65       (9.02)       (8.18)

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
MFS(R) UTILITIES SERIES
2018                    246,839        1.73       1.89      438,264        0.85         0.75         1.70       (0.57)        0.00
2017                    251,421        1.74       1.80      448,534        4.22         1.30         1.70       12.26        13.21
2016                    257,526        1.55       1.59      406,564        3.67         1.30         1.70        9.15         9.66
2015                    260,690        1.42       1.45      375,507        4.40         1.30         1.70      (16.21)      (15.87)
2014                    342,360        1.69       1.77      586,876        2.05         0.75         1.70       10.55        11.91
OPPENHEIMER CONSERVATIVE BALANCED FUND/VA
2018                    432,316        0.95       1.50      433,078        1.82         0.75         1.65       (6.86)       (6.25)
2017                    493,054        1.02       1.60      528,265        1.71         0.75         1.65        7.37         8.11
2016                    475,203        0.95       1.48      474,814        2.18         0.75         1.65        3.26         4.23
2015                    507,156        0.92       1.42      488,691        2.13         0.75         1.65       (1.09)       (0.19)
2014                    559,930        0.93       0.96      533,016        1.80         1.30         1.65        6.23         6.61
OPPENHEIMER GLOBAL FUND/VA
2018                    838,012        1.40       1.80    1,214,673        0.75         0.75         1.65      (15.15)      (13.88)
2017                    888,905        1.65       2.09    1,507,636        0.74         0.75         1.65       34.15        34.84
2016                    765,521        1.23       1.55      967,285        0.80         0.75         1.65       (1.60)       (0.64)
2015                    894,672        1.25       1.56    1,147,307        1.02         0.75         1.65        1.96         2.88
2014                    784,747        1.23       1.52      983,680        0.85         0.75         1.65        0.37         1.27
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
2018                    567,158        1.23       1.24      716,858        4.74         0.75         1.70       (6.11)       (4.62)
2017                    618,583        1.31       1.30      831,290        2.07         0.75         1.70        3.97         4.84
2016                    629,617        1.26       1.24      809,037        4.81         0.75         1.70        5.00         5.08
2015                    788,969        1.20       1.18      967,079        5.06         0.75         1.70       (4.15)       (3.22)
2014                    967,336        1.25       1.21    1,224,213        4.14         0.75         1.70        0.75         1.72
OPPENHEIMER MAIN STREET SMALL CAP FUND(R)/VA
2018                    869,117        1.69       2.07    1,505,795        0.06         0.75         1.65      (11.98)      (11.16)
2017                    795,763        1.92       2.33    1,561,202        0.65         0.75         1.65       12.28        13.11
2016                    725,356        1.71       2.06    1,266,002        0.23         0.75         1.65       15.54        17.05
2015                    447,742        1.48       1.52      673,856        0.66         1.30         1.65       (7.64)       (7.32)
2014                    349,796        1.60       1.64      568,378        0.65         1.30         1.65        9.81        10.20

COMMONWEALTH ANNUITY SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 6 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                    AT DECEMBER 31                                  FOR THE YEAR ENDED DECEMBER 31
                                 ---------------------                           ------------------------------------
                                  UNIT FAIR  UNIT FAIR               INVESTMENT    EXPENSE      EXPENSE       TOTAL       TOTAL
                                   VALUES     VALUES                   INCOME      RATIOS       RATIOS       RETURNS     RETURNS
                                   LOWEST     HIGHEST       NET        RATIOS     LOWEST (%)  HIGHEST (%)  LOWEST (%)  HIGHEST (%)
                      UNITS        ($) (5)    ($) (5)    ASSETS ($)  (%) (1)(4)   (2)(4)(5)    (2)(4)(5)   (3)(4)(5)    (3)(4)(5)
                   ------------  ----------  ---------  -----------  ----------  -----------  -----------  ----------  -----------
PIONEER MID CAP VALUE VCT PORTFOLIO
2018                    281,331        1.23       1.56      357,192        0.47         0.75         1.70      (20.65)      (20.41)
2017                    338,411        1.55       1.96      541,849        0.63         0.75         1.70       10.71        12.00
2016                    376,127        1.40       1.75      541,927        0.47         0.75         1.70       13.82        15.89
2015                    311,906        1.23       1.27      392,286        0.57         1.30         1.70       (7.95)       (7.57)
2014                    316,984        1.33       1.38      431,910        0.69         1.30         1.70       12.85        13.31
PIONEER SELECT MID CAP GROWTH VCT PORTFOLIO
2018                    464,088        1.82       2.13      873,102         N/A         0.75         1.70       (8.08)       (6.99)
2017                    479,568        1.98       2.29      977,362        0.08         0.75         1.70       27.74        29.38
2016                    485,475        1.55       1.77      772,061         N/A         0.75         1.70        1.97         2.91
2015                    468,502        1.52       1.57      729,593         N/A         1.30         1.70       (0.10)        0.31
2014                    511,648        1.52       1.57      795,106         N/A         1.30         1.70        7.57         8.01

--------
(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income has been annualized for periods less than one year.

(2) These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4) Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

(5) The highest unit fair value and total return correspond with the product with the lowest expense ratio. The lowest unit fair value and total return correspond with the product with the highest expense ratio.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (a)  FINANCIAL STATEMENTS

         Financial Statements Included in Part A
         None

         Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company Financial Statements Included in Part B

         Financial Statements Included in Part C
         None

    (b)  EXHIBITS

         EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated February 9, 2007 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant not pursuant to a trust indenture or other such instrument.

         EXHIBIT 3 (a)  Underwriting and Administrative Services Agreement
                        between Commonwealth Annuity and Life Insurance Company, Forethought Distributors, LLC and Global Atlantic Financial Company was filed on April 24, 2017 in Post-Effective Amendment No. 12 (Registration Statement No. 333-141045/811-22024), and is incorporated by reference herein.

                   (b) Consolidated Underwriting and Administrative Service Agreement dated April 30, 2010 between and among Commonwealth Annuity and Life Insurance Company and Epoch Securities, Inc was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                   (c) Distribution Agreement with distributors was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                        333-141045/811-22024), and is incorporated by reference herein.

                        Form of Selling Agreement by and between Epoch Securities, Inc. ("Epoch"), Commonwealth Annuity and Life Insurance Company and "Broker-Dealer" was previously filed on April 25, 2008 in Post- Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                        Amendment No. 1 to Selling Agreement dated May 1, 2008 by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company and "Broker-Dealer" was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 333-157121/811-22024), and is incorporated by reference herein.

                        Form of Service Agreement by and between Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and "Broker-Dealer" was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                   (d) Shared Services Agreement between Epoch Securities, Inc. and Commonwealth Annuity and Life Insurance Company dated August 5, 2010 was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein. Amendment No. 1 dated January 1, 2014 to Shared Services Agreement between Epoch Securities Inc. and Commonwealth as filed on April 30, 2015 in Post-Effective Amendment No. 36 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                   (e) Service Agreement dated March 13, 2012 by and between the Epoch Securities, Inc., Commonwealth Annuity and Life Insurance Company, se2, Inc. and Security Distributors, Inc. was previously filed on April 25, 2012 in Post-Effective Amendment No. 33 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

    EXHIBIT 4      (a)  Policy (3038-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                        incorporated by reference herein.

                   (b) No Withdrawal Charge Rider (4002-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                        333-141045/811-22024), and is incorporated by reference herein.

                   (c) Extended Care Waiver Rider (4009-07) (Nursing Home Rider Endorsement) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (d) Disability Waiver Rider (4008-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (e) Texas Optional Retirement Program Rider (4010-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (f) Qualified Plan Rider (401a) (4011-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos.
                        333-141045/811-22024), and is incorporated by reference herein.

                   (g) Tax-Sheltered Annuity Rider 403(b), (4012-07 (REV 12/08) was previously filed on in Post-Effective Amendment No. 30 of Registration Statement (File Nos. 33-39702/811-6293), and is incorporated by reference herein. Tax Sheltered Annuity Rider (403b) (4012-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (h) GLWB Rider - Single Life - Advantage IV (4003-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (i) GLWB Rider - Joint Life - Advantage IV (4004-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (j) ADV IV Step-Up Death Benefit Rider (4001-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (k) 457 Rider (4013-07) was previously filed on July 18, 2007 in Pre-Effective Amendment

                        No. 1 to Registration Statement (File Nos.
                        333-141045/811-22024), and is incorporated by reference herein.

                   (l) IRA Rider (4014-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                        incorporated by reference herein.

                   (m) Simple IRA Rider (4015-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (n) Roth IRA Rider (4016-07) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

                   (o) Amendatory Endorsement 4029-10 (Assignment and Ownership provisions) was previously filed on February 22, 2010 in Post-Effective Amendment No. 3 to Registration Statement (File Nos. 333-141019/811-22024), and is incorporated by reference herein.

         EXHIBIT 5 Application (AD-405) was previously filed on April 29, 2010 in Post-Effective Amendment No. 4 to Registration Statement (File Nos. 333-141045/811-22024), and is
                        incorporated by reference herein.

                        Application (AD-401) was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is
                        incorporated by reference herein.

         EXHIBIT 6 Articles of Organization and Bylaws, as amended, of the Company, effective as of September 1, 2006 was previously filed on March 2, 2007 in the Initial Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 7

                   (a) Recapture and Release Agreement by and between Commonwealth Annuity and Life Insurance Company and Ariel Capital Reinsurance Company Limited dated April 1, 2013 is filed on April 30, 2014 in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                   (b) Coinsurance and Modified Coinsurance Agreement by and between Commonwealth Annuity and Life Insurance Company and Commonwealth Annuity and Life Reinsurance Company Limited dated May 1, 2013 is filed on April 30, 2014 in Post-Effective Amendment No. 35 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8 (a)  Amendment No. 2 dated April 30, 2010 and Amendment No. 1 dated February 21, 2008 to the Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                        Amended and Restated Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and Commonwealth Annuity and Life Insurance Company dated July 31, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8 (b)  Amendment No. 1 dated April 30, 2010 and Amendment to the Participation Agreement dated May 1, 2008 to Amended and Restated Participation Agreement among

                        Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                        Amended and Restated Participation Agreement among Commonwealth Annuity and Life Insurance Company, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated as of August 1, 2007 was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         Exhibit 8 (c)  Amendment dated January 15, 2013 to the Amended and
                        Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                        Amendment dated August 16, 2010 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                        Amendment No. 2 dated May 1, 2009 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is incorporate by reference herein.

                        Amendment No. 1 dated June 5, 2007 to the Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 29 to Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                        Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance was previously filed on July 18, 2007 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 8 (d)  Amendment dated May 1, 2011, Amendment No. 3 dated
                        February 11, 2011, and Fund/SERV and Networking Supplement dated August 12, 2008 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and are incorporated by reference herein.

                        Amendment No. 1 dated May 15, 2009 to the Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/811-22024), and is
                        incorporated by reference herein.

                        Amended and Restated Participation Agreement dated August 1, 2007 by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Commonwealth Annuity And Life Insurance Company was previously filed on April 25, 2008 in Post-

                        Effective Amendment No. 29 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8 (e)  Amendment No. 1 to the Participation Agreement dated
                        August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 to Registration Statement (File Nos. 333-157121/ 811-22024), and is
                        incorporated by reference herein.

                        Participation Agreement dated August 1, 2007 by and between Goldman Sachs Trust, Goldman, Sachs & Co. and Commonwealth Annuity and Life Insurance Company was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 8 (f)  Amendment dated September 1, 2006 to the Participation
                        Agreement with Janus as filed on April 22, 2019 in Post-Effective Amendment No. 14 to Registration Statement (File Nos. 333-141045/811-22024), as filed herewith.

                        Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

         EXHIBIT 8 (g)  Amended and Restated Participation Agreement dated May
                        1, 2000, and Amendment to Participation Agreement dated June 1, 2009 with Oppenheimer as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), is
                        incorporated by reference herein.

                        Oppenheimer Fund/SERV and Networking Supplement dated April 14, 2008 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was previously filed on April 28, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                        Amendment dated April 30, 2010 to Amended and Restated Participation Agreement dated as of May 1, 2000 by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company dated May 1, 2000 was filed on April 30, 2010 Post- Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                        Amendment dated August 28, 2007 to the Amended and Restated Participation Agreement dated as of May 1, 2000, by and among Oppenheimer Variable Account Funds, Oppenheimerfunds, Inc. and Commonwealth Annuity and Life Insurance Company, was filed on April 28, 2009 in Post-Effective Amendment No. 30 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                        Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

         EXHIBIT 8 (h)  Amendment 1 dated April 30, 2010 to the Participation
                        Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was filed on April 29, 2010 in Post-Effective Amendment No. 4 (Registration Statement No. 33-141019/811-22024), and is incorporated by reference herein.

                        Participation Agreement dated September 18, 2007 among Pioneer Variable Contracts Trust, Commonwealth Annuity and Life Insurance Company Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. was previously filed on April 25, 2008 in Post-Effective Amendment No. 1 to Registration Statement (File Nos. 333-141045/811-22024), and is incorporated by reference herein.

         EXHIBIT 8 (i)  Amended and Restated Participation Agreement dated May
                        1, 2002, and Amendment to Participation Agreement dated December 30, 2005 with MFS as filed April 22, 2019 in Post-Effective Amendment No. 40 to Registration Statement (File Nos. 33-39702/811-06293), and is
                        incorporated by reference herein.

                        Amendment dated April 30, 2010 to Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on April 29, 2011 in Post-Effective Amendment No. 32 (Registration Statement No. 33-39702/811-06293), and is incorporated by reference herein.

                        Amendment dated June 1, 2009 to the Participation Agreement with MFS Variable Insurance Trust dated May 1, 2002 was previously filed on June 12, 2009 in Pre-Effective Amendment No. 1 (Registration Statement No. 333-157121/811-22024), and is incorporated by reference herein.

         EXHIBIT 8 (j)  First Amendment dated April 30, 2010 to the Amended and
                        Restated Participation Agreement with FidelityVariable Insurance Products Funds dated April 30, 2010 that was filed on April 30, 2010 in Post-Effective Amendment No. 31 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8 (k)  Participation Agreement dated October 19, 2017 by and between Commonwealth Annuity and Life Insurance Company, Forethought Variable Insurance Trust, Northern Lights Distributor, LLC, and Global Atlantic Investment Advisors, LLC was filed on April 26, 2018 in Post-Effective No. 39 (033-39702/811-06293) and is
                        incorporated by reference herein.

         EXHIBIT 8 (l)  Third Party Administrator Agreement dated April 1, 2013 between Commonwealth Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 8 (m)  Work Assignment dated April 1, 2013 between Commonwealth
                        Annuity and Life Insurance Company, se2, Inc., and Security Distributors, Inc. was filed on April 25, 2013 in Post-Effective Amendment No. 34 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

         EXHIBIT 9      Opinion of Counsel is filed herewith.

         EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

         EXHIBIT 11     None.

         EXHIBIT 12     None.

         EXHIBIT 99 Powers of Attorneys for Robert Arena, David Jacoby, Hanben Kim Lee, Gilles M. Dellaert, ,Eric D. Todd and David Wilken were filed on April 22, 2019 in Post-Effective Amendment No. 40 (Registration Statement 033-39702/811-06293), and are incorporated by reference herein.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

         4 World Trade Center, 51st Floor
         150 Greenwich Street
         New York, NY 10007

--------
*Denotes Board of Directors

     (1) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103
     (2) 20 Guest Street, Brighton, MA 02135
     (3) 19 Par-La-Ville Road,  Hamilton HM 11, Bermuda
     (4) One Forethought Center, Batesville, IN  47006
     (5) 10 West Market Street, Suite 2300, Indianapolis, IN 46204
     (6) 3200 Southwest Freeway, Suite 1300, Houston, TX 77027
     (7) 215 10th Street, 11th Floor, Des Moines, IA 50309

NAME                                           POSITION OR OFFICE WITH DEPOSITOR
------------------------------- --------------------------------------------------------------
Robert Arena* (1)               Director, Chairman of the Board and President
Hanben Kim Lee*                 Director and Executive Vice President
Gilles M. Dellaert*             Director and Chief Investment Officer
Eric D. Todd* (5)               Director, Managing Director
David Wilken* (7)               Director
Anup Agarwal                    Deputy Chief Investment Officer
David Jacoby                    Chief Financial Officer
Brian Hendry                    Chief Audit Executive
Daniel O'Shea (1)               Chief Human Resource Officer
Lori LaForge (1)                Chief Marketing Officer
Samuel Ramos                    Chief Legal Officer, and General Counsel
Andrew Shainberg                Chief Compliance Officer
Edward Wilson                   Chief Risk Officer
Justin MacNeil (2)              Managing Director and Assistant Treasurer
Lorenzo Lorilla                 Managing Director
Manu Sareen (3)                 Managing Director
Mark Elming (7)                 Managing Director
Paul Vambutas                   Managing Director
Phillip Sherrill                Managing Director
Jonathan Hecht                  Managing Director
Barrie Ribet                    Managing Director
Jason Bickler                   Managing Director
Dean Pentikis                   Managing Director
Paul Mistretta                  Managing Director and Co-Head of Operations
April Galda (3)                 Managing Director and Co-Head of Operations
Gary Silber                     Managing Director, Assistant General Counsel and Assistant
                                Secretary
Jane S. Grosso (3)              Senior Vice President and Controller
John Giamalis (1)               Senior Vice President and Treasurer
Robert J. Egan (2)              Senior Vice President and Appointed Actuary
Sarah Patterson (1)             Managing Director, Associate General Counsel and Assistant
                                Secretary
Maureen Henderson (7)           Senior Vice President
Virginia H. Johnson (2)         Senior Vice President, Associate General Counsel and Secretary
Kevin Kimmerling (4)            Senior Vice President, Assistant General Counsel and

                                Assistant Secretary
Jason M. Roach (2)              Senior Vice President
Jason Kao (3)                   Senior Vice President
Ilya Finkler                    Senior Vice President
Susan Fiengo (1)                Senior Vice President
Sarah Williams                  Senior Vice President
Kenneth J. Bohrer (4)           Senior Vice President
Mark Erickson                   Senior Vice President
Kevin Leavey (2)                Vice President and Product Actuary
Natalie Wagner (2)              Vice President, SEC 38a-1 Chief Compliance Officer, Privacy
                                Officer, AML and SUI Officer
David Neve (7)                  Vice President and Head of Regulatory and Government Affairs
Elizabeth Gioia (1)             Vice President, Assistant General Counsel and Assistant
                                Secretary
Douglas Jaworski (6)            Vice President and Chief Information Securities Officer
Tonya Maxwell (8)               Vice President
Jamie Muldoon (2)               Vice President

ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

[GLOBAL ATLANTIC FINANCIAL GROUP LIMITED]

                                          -----------------
                                          |  THE GOLDMAN  |          -------------
                                          |  SACHS GROUP, |          | 3RD PARTY |
                                          | INC.(Delaware)|          | INVESTORS |
                                          -----------------          -------------
                                                   |                       |
                                                   |                       |
                                                   ---21%--          --79%-
                                                           |         |
                                                           |         |
                                                    ---------------------------
                                                    |      GLOBAL ATLANTIC    |
                                                    | FINANCIAL GROUP LIMITED |
                                                    |        (Bermuda)        |
                                                    ---------------------------
                                                                 |
                                                                 |
                                                         --100%------100%----
                                                         |                  |
                                                         |                  |
                                                    ------------      ------------
                                                    |  GLOBAL  |      | ARIEL RE |
                                                    | ATLANTIC |      |(HOLDINGS)|
                                                    | FINANCIAL|      |  LIMITED |
                                                    |   LIFE   |      | (Bermuda)|
                                                    |  LIMITED |      ------------
                                                    | (Bermuda)|
                                                    ------------
                                                           |
                                                           |
                                                          100%
                                                           |
                                                           |
                                                  -------------------
                                                  | COMMONWEALTH RE |
                                                  |  MIDCO LIMITED  |
                                                  |    (Bermuda)    |
                                                  -------------------
                                                           |
                                                           |
                                                           |
                                   ----------------------------------------------------------------------------------------
                                   |                            |                   |                    |                |
                                  100%                         100%                100%                 99%              75%
                                   |                            |                   |                    |                |
                        ---------------------                   |           ------------------           |                |
                        |  GLOBAL ATLANTIC  |                   |           |  GA RE BERMUDA |           |                |
                        | ASSURANCE LIMITED |                   |           | HOLDCO LIMITED |           |                |
                        |    (BERMUDA)      |                   |           |    (Bermuda)   |           |                |
                        ---------------------                   |           ------------------           |                |
                                                           ------------             |                    |                |
                                                           |  GLOBAL  |             |              --------------         |
                                                           | ATLANTIC |             |              |  GA RE US  |         |
                          ---------------------------------|  (FIN)   |--------     -------1%------| HOLDCO, LP |         |
                          |                                | COMPANY  |       |                    | (Delaware) |         |
                          |                                |(Delaware)|       |                    --------------         |
                          |                                ------------       |                          |                |
                          |                                           |       |                          |                |
                          |                                          100%     |                          |                |
                          |                                           |       |                          |                |
                          |                                           |       |                          |       -------------------
                          |                                           |       |                          |       | GLOBAL ATLANTIC |
                          |                                           |       |                          ---25%--|   RE LIMITED    |
                          |                                           |       |                                  |    (Bermuda)    |
                          |                                           |       |                                  -------------------
                          |                                           |       |                                           |
     -------------------------------------                            |       |                                           |
     |                |                  |                            |       |                                           |
    100%             100%               100%                          |       |                                          100%
     |                |                  |                            |       |                                           |
--------------- ------------------ ------------------                 |       |                                           |
|  FORELIFE   | |GLOBAL ATLANTIC | |GLOBAL ATLANTIC |                 |       |                                    ---------------
|   AGENCY,   | |   INVESTMENT   | | DISTRIBUTORS,  |                 |       |                                    |  EXL SOLAR  |
|    INC.     | |   ADVISORS,    | |     LLC        |                 |       |                                    | HOLDCO, LLC |
|  (Indiana)  | |      LLC       | |  (Delaware)    |                 |       |                                    |  (Delaware) |
|             | |   (Indiana)    | |                |                 |       |                                    ---------------
--------------- ------------------ ------------------                 |       |
                                                                      |       |
                                                                      |       |
                                                                      |       |
                                                          -----------------   |
                                                          | COMMONWEALTH  |   |
                                                          |   ANNUITY &   |   |
                                                          |     LIFE      |   |
                                                          |   INSURANCE   |   |
                                                          |    COMPANY    |   |
                                                          |(Massachusetts)|   |
                                                          -----------------   |---------------------
                                                                    |                   |          |
                       --------------------------------------------------------         |          |
                       |                    |               |                 |         |          |
                      100%                 100%            100%              100%       |          |
                       |                    |               |                 |         |          |
             ---------------      ---------------   -----------------   ------------    |          |
             | FORETHOUGHT |      | FORETHOUGHT |   |     FIRST      |  | ACCORDIA |    |          |
             |    LIFE     |      |  NATIONAL   |   |   ALLMERICA    |  | LIFE AND |    |          |
             |  INSURANCE  |      |    LIFE     |   |   FINANCIAL    |  | ANNUITY  |    |          |
             |   COMPANY   |      |  INSURANCE  |   | LIFE INSURANCE |  | COMPANY  |    |        100% ------------
             | (Indiana)   |      |   COMPANY   |   |    COMPANY     |  |  (Iowa)  |    |          |  |  GLOBAL  |
             ---------------      |   (Texas)   |   |(Massachusetts) |  ------------    |          ---| ATLANTIC |
                   |              ---------------   ------------------        |         |          |  |   RISK   |
                   |                     |                                    |         |          |  | ADVISORS,|
                   |                     |                                    |         |          |  |   L.P.   |
                  100%                  100%                                  |         |          |  |(Delaware)|
                   |                     |                                    |         |          |  ------------
                   |                     |                                    |         |          |
            ----------------      ---------------                             |         |          |
            |    FLIC      |      | FORETHOUGHT |                             |         |          |
            |  PROPERTIES, |      |  HOLDINGS,  |                             |         |          |
            |     LLC      |      |    LLC      |                             |         |          |
            |  (Indiana)   |      |  (Indiana)  |                             |         |          |
            ----------------      ---------------                             |         |          |
                                                                              |        10%         |  ------------
                                                                              |         |        100% | GA RISK  |
                                                                              |         |          |  | ADVISORS,|
                                                                              |         |          ---|   INC.   |
                                                                              |         |          |  |(Delaware)|
                                                                              |         |          |  ------------
                                                                              |         |          |
                                                                              |         |          |  ------------
          ---------------------------------------------------------------------         |        100% | GLOBAL   |
          |           |             |           |           |             |             |          |  | ATLANTIC |
         100%        100%          100%        100%        100%          90%            |          ---| FINANCIAL|
          |           |             |           |           |             |             |          |  | COMPANY  |
  -------------  ------------  ----------  -----------  ------------  ------------------------     |  |(Delaware)|
  |  TAPIOCA  |  |  GOTHAM  |  |  CAPE  |  |  CAPE   |  |  CAPE    |  |    GOTHAM ISSUER,    |     |  ------------
  | VIEW, LLC |  | RE, INC. |  | VERITY |  | VERITY  |  | VERITY   |  |         LLC          |     |
  |(Delaware) |  |(Vermont) |  | I,INC. |  | II,INC. |  | III,INC. |  |     (Delaware)       |     |  -------------------
  -------------  ------------  | (Iowa) |  | (Iowa)  |  | (Iowa)   |  ------------------------   100% |     GLOBAL      |
                               ----------  -----------  ------------                               |  |     ATLANTIC    |
                                                                                                   ---|    EQUIPMENT    |
                                                                                                      | MANAGEMENT, LLC |
                                                                                                      |    (Delaware)   |
                                                                                                      -------------------

-----------------------------------------------------------------------------------------------------------------------------------
LEGAL ENTITY NAME          BUSINESS DESCRIPTION    PARENT 1                 OWNERSHIP INTEREST  PARENT 2         OWNERSHIP INTEREST
-----------------------------------------------------------------------------------------------------------------------------------
Accordia Life and Annuity  Life insurance company  Commonwealth Annuity                    100%
Company                                            and Life Insurance
                                                   Company
-----------------------------------------------------------------------------------------------------------------------------------
Ariel Re (Holdings)        Former holding company  Global Atlantic                         100%
Limited                    of divested P&C         Financial Group Limited
                           business
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity I, Inc.        Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity II, Inc.       Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Cape Verity III, Inc.      Captive reinsurer for   Accordia Life and                       100%
                           ALAC business           Annuity Company
-----------------------------------------------------------------------------------------------------------------------------------
Commonwealth Annuity and   Life insurance company  Global Atlantic (Fin)                   100%
Life Insurance Company                             Company
-----------------------------------------------------------------------------------------------------------------------------------
Commonwealth Re Midco      Intermediate holding    Global Atlantic                         100%
Limited                    company for L&A         Financial Life Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
EXL Solar HoldCo, LLC      Holds tax equity        Global Atlantic Re                      100%
                           investments in solar    Limited
                           electric generation
                           companies
-----------------------------------------------------------------------------------------------------------------------------------
First Allmerica Financial  Life insurance company  Commonwealth Annuity                    100%
Life Insurance Company                             and Life Insurance
                                                   Company
-----------------------------------------------------------------------------------------------------------------------------------
FLIC Properties, LLC       Title holder of         Forethought Life                        100%
                           certain real estate     Insurance Company
                           properties on behalf
                           of FLIC
-----------------------------------------------------------------------------------------------------------------------------------
ForeLife Agency, Inc.      Holder of Texas         Global Atlantic (Fin)                   100%
                           preneed permit          Company
                           enabling FLIC to sell
                           preneed life insurance
                           in Texas
-----------------------------------------------------------------------------------------------------------------------------------
Forethought Holdings, LLC  Marketing Company for   Forethought National                    100%
                           affiliates' products    Life Insurance Company
                           and services
-----------------------------------------------------------------------------------------------------------------------------------
Forethought Life           Issuer of life          Commonwealth Annuity                    100%
Insurance Company          insurance and           and Life Insurance
                           annuities contracts     Company
-----------------------------------------------------------------------------------------------------------------------------------
Forethought National       Issuer of life          Commonwealth Annuity                    100%
Life Insurance Company     insurance and           and Life Insurance
                           reinsurer of annuity    Company
                           contracts
-----------------------------------------------------------------------------------------------------------------------------------
GA Re Bermuda HoldCo       Limited partner of GA   Commonwealth Re Midco                   100%
Limited                    Re US HoldCo, LP        Limited
-----------------------------------------------------------------------------------------------------------------------------------
GA Re US HoldCo, LP        Delaware limited        Commonwealth Re Midco                    99% GA Re Bermuda                     1%
                           partnership             Limited                                      HoldCo Limited
-----------------------------------------------------------------------------------------------------------------------------------
GA Risk Advisors, Inc.     General partner of      Global Atlantic (Fin)                   100%
                           Global Atlantic Risk    Company
                           Advisors, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Assurance  Reinsurance company     Commonwealth Re Midco                   100%
Limited                                            Limited
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Securities Broker-      Global Atlantic (Fin)                   100%
Distributors, LLC          dealer registered with  Company
                           SEC and FINRA
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Equipment  Service Company         Global Atlantic (Fin)                   100%
Management, LLC                                    Company
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic (Fin)      Intermediate holding    Commonwealth Re Midco                   100%
Company                    company for L&A         Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Service company and     Global Atlantic (Fin)                   100%
Company                    common employer for     Company
                           the L&A business of
                           GAFG
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Ultimate parent and     The Goldman Sachs                        21% Third-party                      79%
Group Limited              holding company         Group, Inc.                                  Investors
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Financial  Parent and holding      Global Atlantic                         100%
Life Limited               company for L&A         Financial Group Limited
                           business of GAFGL
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic            Investment advisor      Global Atlantic (Fin)                   100%
Investment Advisors, LLC   registered with SEC     Company
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Re         Reinsurance company     Commonwealth Re Midco                    75% GA Re US                         25%
Limited                                            Limited                                      HoldCo, LP
-----------------------------------------------------------------------------------------------------------------------------------
Global Atlantic Risk       Reinsurance             Global Atlantic (Fin)                   100%
Advisors, L.P.             intermediary            Company
-----------------------------------------------------------------------------------------------------------------------------------
Gotham Issuer, LLC         Limited liability       Accordia Life and                        90% Global Atlantic                  10%
                           company with limited    Annuity Company                              (Fin) Company
                           purpose of issuing
                           notes related to
                           Gotham Re, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Gotham Re, Inc.            Vermont special         Accordia Life and                       100%
                           purpose financial       Annuity Company
                           insurance company
-----------------------------------------------------------------------------------------------------------------------------------
Tapioca View, LLC          Limited liability       Accordia Life and                       100%
                           company with limited    Annuity Company
                           purpose of making note
                           payments and any
                           applicable early
                           termination fees
                           related to Cape Verity
                           I, LLC
-----------------------------------------------------------------------------------------------------------------------------------

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of March 31, 2019 there were 1,710 Contract Owners of qualified Contracts and 90 Contract Owners of non-qualified Contracts.

ITEM 28. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of the Company states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by -law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS

         (a) Global Atlantic Distributors, LLC also acts as a principal underwriter for the following:

                - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA- K, VA-P, Commonwealth Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO, Commonwealth Annuity Select Separate

                      Account, and Commonwealth Annuity Separate Account A of Commonwealth Annuity and Life Insurance Company

                - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

(b) Unless otherwise indicated, the principal business address of each of the following Directors and Officers is:

             4 World Trade Center, 51st Floor
             150 Greenwich Street
             New York, NY 10007

   (1) 20 Guest Street, Brighton, MA  02135
   (2) One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103
   (3) 4405 Cox Road, Suite 150, Glen Allen, VA  23060
   (4) 10 West Market Street, Suite 2300, Indianapolis, IN 46204

NAME                                   POSITION OR OFFICE WITH UNDERWRITER
----------------------------- --------------------------------------------------------
Robert M. Arena (2)           President, Manager and Chairman
Jeffrey Harpel (3)            Chief Financial Officer
Andrew Shainberg              Chief Compliance Officer
Samuel Ramos                  General Counsel and Secretary
Virginia H. Johnson (1)       Assistant Secretary
Sarah Patterson (2)           Assistant Secretary
John J. Fowler (1)            Treasurer
Justin MacNeil (1)            Assistant Treasurer
Paula Nelson (2)              Head of Distribution, Manager
Dean Siegel (2)               Vice President
Ronald Hensel (2)             Vice President
Eric Todd (4)                 Manager

(c) As indicated in Part B (Statement of Additional Information), the following commissions and other compensation were received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the last fiscal year.

                               (2) NET
                             UNDERWRITING        (3) COMPENSATION             (4)
(1) NAME OF PRINCIPAL        DISCOUNTS AND               ON                 BROKERAGE           (5) OTHER
UNDERWRITER                   COMMISSIONS            REDEMPTION            COMMISSIONS         COMPENSATION
------------------------  -------------------  ---------------------  --------------------  --------------------

Global Atlantic                  None                  None                   N/A                  N/A
Distributors, LLC

As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by Global Atlantic Distributors, LLC, the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2018. No other commission or other compensation was received by Global Atlantic Distributors, LLC, directly or indirectly, from the Registrant during the last fiscal year.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by the Registrant through Global Atlantic Financial Group, at its office at One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103.

ITEM 31. MANAGEMENT SERVICES

         The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32. UNDERTAKINGS

         (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

         (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

         (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

         (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         (e) Commonwealth Annuity and Life Insurance Company hereby represents that the aggregate fees and charges deducted under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

         Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

         1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

         2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

         3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

         4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Brighton, and Commonwealth of Massachusetts, on the 22nd day of April, 2019.

                   COMMONWEALTH ANNUITY SEPARATE ACCOUNT A OF
                COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                           By: /s/ Sarah M. Patterson
          ------------------------------------------------------------
       Sarah M. Patterson, Managing Director, Associate General Counsel,
                            and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      SIGNATURES                                         TITLE                                        DATE
-------------------------     ----------------------------------------------------------     ----------------------

Robert Arena*                 Director, Chairman of the Board and President                  April 22, 2019
-------------------------

David Jacoby*                 Chief Financial Officer
-------------------------

Hanben Kim Lee*               Director and Executive Vice President
-------------------------

Gilles M. Dellaert*           Director and Chief Investment Officer
-------------------------

Eric D. Todd*                 Director and Managing Director
-------------------------

David Wilken*                 Director
-------------------------


*Sarah M. Patterson , by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney duly executed by such persons.

/s/ Sarah M. Patterson
---------------------------------------
Sarah M. Patterson, Attorney-in-Fact

(333-141045) Advantage IV

                                 EXHIBIT TABLE

Exhibit 8(f) Amendment dated September 1, 2006 to the Participation Agreement with Janus

Exhibit 9       Opinion of Counsel

Exhibit 10      Consent of Independent Registered Public Accounting Firm